[1997 ANNUAL REPORT/FINANCIAL STATEMENT LOGO]

                                                                [MAS FUNDS LOGO]

[MAS FUNDS LOGO]

We are pleased to present the Annual Report for the Portfolios of MAS Funds listed below. Please call your Miller Anderson & Sherrerd service contact at 800-354-8185 with any questions regarding these Financial Statements.

TABLE OF CONTENTS

Statement of Net Assets

   Value Portfolio..........................     1
   Equity Portfolio.........................     4
   Small Cap Value Portfolio................     8
   International Equity Portfolio...........    12
   Mid Cap Growth Portfolio.................    15
   Mid Cap Value Portfolio..................    18
   Emerging Markets Portfolio...............    21
   Fixed Income Portfolio...................    23
   Domestic Fixed Income Portfolio..........    32
   High Yield Portfolio.....................    38
   Cash Reserves Portfolio..................    43
   Fixed Income Portfolio II................    45
   Mortgage-Backed Securities Portfolio.....    51
   Limited Duration Portfolio...............    55
   Special Purpose Fixed Income Portfolio...    60
   Municipal Portfolio......................    67
   PA Municipal Portfolio...................    72
   Global Fixed Income Portfolio............    76
   International Fixed Income Portfolio.....    79
   Intermediate Duration Portfolio..........    81
   Balanced Portfolio.......................    88
   Multi-Asset-Class Portfolio..............    98
Statement of Operations.....................   110
Statement of Changes in Net Assets..........   115
Financial Highlights........................   122
Notes to Financial Statements...............   140
Report of Independent Accountants...........   152

THIS ANNUAL REPORT CONTAINS CERTAIN INVESTMENT RETURN INFORMATION. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH EITHER MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (81.2%)

------------------------------------------------------
                                              VALUE
SEPTEMBER 30, 1997                SHARES      (000)!
------------------------------------------------------
BANKS (7.6%)
Bank of New York Co.               684,085  $   32,836
Chase Manhattan Corp.              581,817      68,654
Citicorp                           290,480      38,906
Crestar Financial Corp.            329,268      15,434
First Union Corp.                  625,682      31,323
Mellon Bank Corp.                  606,696      33,217
Republic New York Corp.            271,601      30,861
Signet Banking Corp.               634,309      34,411
------------------------------------------------------
GROUP TOTAL                                    285,642
------------------------------------------------------
BASIC RESOURCES (5.7%)
Cabot Oil & Gas Corp., Class A     690,842      18,610
Dow Chemical Co.                   370,275      33,579
E.I. DuPont de Nemours & Co.       466,068      28,692
IMC Global, Inc.                   591,694      20,857
Great Lakes Chemical Corp.         947,218      46,710
Inland Steel Industries, Inc.      671,500      14,689
Rohm & Haas Co.                    365,456      35,061
Westvaco Corp.                     483,420      17,433
------------------------------------------------------
GROUP TOTAL                                    215,631
------------------------------------------------------
CONSUMER DURABLES (8.7%)
Dana Corp.                         706,351      34,876
Ford Motor Co.                   2,330,530     105,456
General Motors Corp.               872,309      58,390
Goodyear Tire & Rubber Co.       1,117,013      76,795
Owens Corning                      937,341      34,213
Tupperware Corp.                   686,576      19,310
------------------------------------------------------
GROUP TOTAL                                    329,040
------------------------------------------------------
CONSUMER SERVICES (0.3%)
Standard Register Co.              350,311      11,670
------------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (1.4%)
Capital One Financial Corp.        764,680      34,984
Federal National Mortgage
  Association                      410,356      19,287
------------------------------------------------------
GROUP TOTAL                                     54,271
------------------------------------------------------
ENERGY (8.1%)
Amoco Corp.                        398,136      38,370
Atlantic Richfield Co.             478,956      40,921
British Petroleum plc ADR          447,442      40,633
El Paso Natural Gas Co.            423,506      25,649
MAPCO, Inc.                        841,108      27,704
Phillips Petroleum Co.             795,595      41,073
Repsol SA ADR                      743,210      32,237


                                                 VALUE
                                    SHARES      (000)!
------------------------------------------------------
Ultramar Diamond Shamrock
  Corp.                            601,090  $   19,423
YPF SA ADR                       1,105,038      40,748
------------------------------------------------------
GROUP TOTAL                                    306,758
------------------------------------------------------
FOOD, TOBACCO & OTHER (4.5%)
IBP, Inc.                          896,903      21,189
Philip Morris Co., Inc.          1,706,405      70,923
RJR Nabisco Holdings Corp.       1,427,490      49,070
Universal Foods Corp.              722,247      29,070
------------------------------------------------------
GROUP TOTAL                                    170,252
------------------------------------------------------
HEALTH CARE (4.6%)
Beckman Instruments, Inc.          952,399      40,536
Bergen Brunswig Corp., Class A     533,908      21,557
Columbia/HCA Healthcare Corp.    1,172,161      33,700
* Foundation Health Corp.        1,092,185      34,950
Mallinckrodt, Inc.                 748,851      26,959
* Maxicare Health Plans, Inc.      812,360      15,130
------------------------------------------------------
GROUP TOTAL                                    172,832
------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (19.8%)
Aeroquip-Vickers, Inc.           1,416,976      69,432
* AMR Corp.                        312,490      34,589
Burlington Northern Santa Fe,
  Inc.                             221,165      21,370
Case Corp.                       1,146,226      76,367
Caterpillar, Inc.                  436,094      23,522
CSX Corp.                          390,196      22,826
(dd) Cummins Engine Co., Inc.    1,383,486     107,998
Deere & Co.                        367,802      19,769
Delta Air Lines, Inc.              402,300      37,892
Eaton Corp.                        461,902      42,668
* FMC Corp.                        392,265      34,814
Harnischfeger Industries, Inc.   1,200,101      51,304
Kennametal, Inc.                   786,512      38,146
Olsten Corp.                     1,505,360      27,943
Parker Hannifin Corp.              831,937      37,437
Raytheon Corp.                     278,994      16,496
Tecumseh Products Co., Class A     585,476      32,604
TRW, Inc.                          566,318      31,077
* UAL Corp.                        236,352      20,001
------------------------------------------------------
GROUP TOTAL                                    746,255
------------------------------------------------------
INSURANCE (7.5%)
Allstate Corp.                     528,920      42,512
American General Corp.             529,055      27,445
Chubb Corp.                        322,215      22,897
Everest Reinsurance Holdings,
  Inc.                             900,091      36,904
Hartford Financial Services
  Group, Inc.                      440,353      37,898
Old Republic International
  Corp.                            816,200      31,832
ReliaStar Financial Corp.          821,574      32,709

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

  VALUE
PORTFOLIO                                        VALUE
(CONT'D)                            SHARES      (000)!
------------------------------------------------------
TIG Holdings, Inc.                 615,982  $   21,444
Transatlantic Holdings, Inc.       378,558      27,114
------------------------------------------------------
GROUP TOTAL                                    280,755
------------------------------------------------------
RETAIL (5.4%)
Dillard's, Inc., Class A           704,809      30,879
* Federated Department Stores,
  Inc.                             862,200      37,182
Russell Corp.                      716,215      21,084
Springs Industries, Inc.,
  Class A                          661,418      34,725
* Toys 'R' Us, Inc.                965,551      34,277
V.F. Corp.                         485,953      45,011
------------------------------------------------------
GROUP TOTAL                                    203,158
------------------------------------------------------
TECHNOLOGY (5.4%)
* Arrow Electronics, Inc.          257,500      14,935
International Business
  Machines Corp.                   858,744      90,973
* Seagate Technology, Inc.         900,552      32,533
Tektronix, Inc.                    495,678      33,427
* Western Digital Corp.            826,752      33,122
------------------------------------------------------
GROUP TOTAL                                    204,990
------------------------------------------------------
UTILITIES (2.2%)
Cinergy Corp.                      379,607      12,693
DTE Energy Co.                     614,840      18,714
Duke Energy Corp.                  314,623      15,554
Entergy Corp.                      630,745      16,439
GPU, Inc.                          538,004      19,301
OGE Energy Corp.                     2,000          94
------------------------------------------------------
GROUP TOTAL                                     82,795
------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,252,115)        3,064,049
------------------------------------------------------
CASH EQUIVALENTS (26.7%)
------------------------------------------------------
                                     FACE
                                    AMOUNT
                                     (000)
                                 ---------
Short-term Investments Held as
  Collateral for Loaned
  Securities (7.8%)             $  295,614     295,614
------------------------------------------------------
COMMERCIAL PAPER (12.2%)
American Express Credit Corp.
   5.50%, 10/17/97                  35,000      34,914
Asset Securitization Corp.
   5.55%, 11/6/97                   40,000      39,778


                                      FACE
                                    AMOUNT       VALUE
                                     (000)      (000)!
------------------------------------------------------
Associates Corp.
   5.52%, 10/6/97               $   50,000  $   49,962
Atlantic Asset Securitization
   Corp.
   5.57%, 10/16/97                  20,000      19,954
Barclays U.S. Funding Corp.
   5.53%, 10/8/97                   25,000      24,973
Canadian Imperial Holdings
   5.54%, 10/30/97                  40,000      39,822
Commercial Credit Corp.
   5.50%, 10/2/97                   25,000      24,996
   5.50%, 10/27/97                  25,000      24,901
Delaware Funding Corp.
   5.53%, 10/14/97                  50,000      49,900
Eiger Capital Corp.
   5.55%, 11/5/97                   43,375      43,141
sec. First Chicago Financial
   Corp.
   5.51%, 10/16/97 (acquired
   9/16/97, cost $22,149)           22,200      22,149
Societe Generale
   5.51%, 10/23/97                  25,000      24,916
   5.52%, 10/17/97                  20,000      19,951
Sony Capital Corp.
   5.55%, 10/29/97                  40,000      39,827
------------------------------------------------------
GROUP TOTAL                                    459,184
------------------------------------------------------
DISCOUNT NOTE (3.0%)
Federal Home Loan Mortgage
  Corporation
   10/30/97                         75,000      74,977
Federal National Mortgage Association
   0.00%, 10/30/97                  40,000      39,824
------------------------------------------------------
GROUP TOTAL                                    114,801
------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
Chase Securities, Inc.
  5.90%, dated 9/30/97, due
  10/1/97, to be repurchased
  at $138,187, collateralized
  by various U.S. Government
  Obligations, due 10/1/97-
  1/29/99, valued at $139,466      138,164     138,164
------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $1,007,763)     1,007,763
------------------------------------------------------
TOTAL INVESTMENTS (107.9%) (Cost $3,259,878) 4,071,812
------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                 VALUE
                                                (000)!
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.9%)
Cash                                        $        1
Dividends Receivable                             4,171
Interest Receivable                                 23
Receivable for Fund Shares Sold                  9,907
Other Assets                                        72
Payable for Investments Purchased               (8,452)
Payable for Fund Shares Redeemed                (1,270)
Payable for Investment Advisory Fees            (4,491)
Payable for Administrative Fees                   (245)
Payable for Shareholder Servicing Fee-
  Investment Class                                  (4)
Payable for Distribution Fee-Adviser Class         (39)
Payable for Trustees' Deferred
  Compensation Plan-Note F                         (57)
Payable for Daily Variation on Futures
  Contracts                                     (1,450)
Collateral on Securities Loaned, at Value     (295,614)
Other Liabilities                                 (492)
                                            ----------
                                              (297,940)
------------------------------------------------------
NET ASSETS (100%)                           $3,773,872
------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------
NET ASSETS
Applicable to 173,895,195 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)              $3,542,772
------------------------------------------------------
NET ASSET VALUE PER SHARE                   $    20.37
------------------------------------------------------
                                                 VALUE
                                                (000)!
------------------------------------------------------
INVESTMENT CLASS
------------------------------------------------------
NET ASSETS
Applicable to 1,465,899 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)              $   29,847
------------------------------------------------------
NET ASSET VALUE PER SHARE                   $    20.36
------------------------------------------------------
ADVISER CLASS
------------------------------------------------------
NET ASSETS
Applicable to 9,890,611 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)              $  201,253
------------------------------------------------------
NET ASSET VALUE PER SHARE                   $    20.35
------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                             $2,632,809
Undistributed Net Investment Income (Loss)      18,442
Undistributed Realized Net Gain (Loss)         306,739
Unrealized Appreciation (Depreciation) on:
  Investment Securities                        811,934
  Futures                                        3,948
------------------------------------------------------
NET ASSETS                                  $3,773,872
------------------------------------------------------
sec. Restricted Security-Total market value of
      restricted securities owned at September 30, 1997
      was $22,149 or 0.6% of net assets.
!    See Note A1 to Financial Statements.
*    Non-income producing security.
(dd) A portion of these securities was pledged to cover
      margin requirements for futures contracts.
ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EQUITY
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (94.0%)

------------------------------------------------------
                                              VALUE
SEPTEMBER 30, 1997                SHARES      (000)!
------------------------------------------------------
BANKS (3.6%)
BankBoston Corp.                   203,200  $   17,970
Citicorp                            92,100      12,336
First Union Corp.                  249,854      12,508
Wells Fargo & Co.                   17,900       4,923
------------------------------------------------------
GROUP TOTAL                                     47,737
------------------------------------------------------
BASIC RESOURCES (5.0%)
Boise Cascade Corp.                 98,400       4,139
Bowater, Inc.                      147,200       7,507
Champion International Corp.       330,100      20,115
E.I. DuPont de Nemours & Co.       307,000      18,900
Weyerhaeuser Co.                    89,400       5,308
W.R. Grace & Co.                   135,900      10,006
------------------------------------------------------
GROUP TOTAL                                     65,975
------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.6%)
Coca-Cola Enterprises, Inc.        275,600       7,424
------------------------------------------------------
CONSUMER DURABLES (6.2%)
Ford Motor Co.                     690,000      31,222
General Motors Corp.               350,917      23,490
Goodyear Tire & Rubber Co.         155,100      10,663
Lucas Varity plc ADR               411,700      15,619
------------------------------------------------------
GROUP TOTAL                                     80,994
------------------------------------------------------
CONSUMER SERVICES (5.9%)
* Clear Channel Communications,
  Inc.                             234,700      15,226
* GTECH Holdings Corp.             154,100       5,269
* HFS, Inc.                        298,600      22,227
News Corp. Ltd. ADR                354,900       6,366
Service Corp. International        321,500      10,348
Tele-Communications, Inc.,
  Class A                          524,400      10,750
* Tele-Communications Liberty
  Media Group, Class A             257,142       7,698
------------------------------------------------------
GROUP TOTAL                                     77,884
------------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (3.4%)
American Express Co.                77,200       6,321
Bear Stearns Co., Inc.             194,000       8,536
CMAC Investment Corp.               90,700       4,864
Lehman Brothers Holdings, Inc.      85,000       4,558
SLM Holding Corp.                  131,700      20,347
------------------------------------------------------
GROUP TOTAL                                     44,626
------------------------------------------------------
ENERGY (6.2%)
Atlantic Richfield Co.             111,700       9,543
British Petroleum plc ADR          241,934      21,971
Coastal Corp.                      150,200       9,200


                                                 VALUE
                                    SHARES      (000)!
------------------------------------------------------
Columbia Gas System, Inc.          116,100  $    8,127
Phillips Petroleum Co.             370,800      19,143
Repsol SA ADR                      162,500       7,048
Texaco, Inc.                       108,800       6,684
------------------------------------------------------
GROUP TOTAL                                     81,716
------------------------------------------------------
FOOD, TOBACCO & OTHER (4.8%)
Philip Morris Cos., Inc.         1,111,270      46,187
RJR Nabisco Holdings Corp.         501,980      17,256
------------------------------------------------------
GROUP TOTAL                                     63,443
------------------------------------------------------
HEALTH CARE (6.1%)
Aetna, Inc.                        287,900      23,446
Baxter International, Inc.         140,800       7,357
Bristol-Myers Squibb Co.           166,072      13,743
Columbia/HCA Healthcare Corp.      214,205       6,158
* Health Management Associates,
  Class A                          241,100       7,625
* Lincare Holdings, Inc.           156,000       7,868
Merck & Co., Inc.                   78,600       7,855
SmithKline Beecham plc ADR         128,600       6,285
------------------------------------------------------
GROUP TOTAL                                     80,337
------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (17.2%)
Aeroquip-Vickers, Inc.             120,800       5,919
Allied Signal, Inc.                166,800       7,089
* AMR Corp.                         70,400       7,792
* Berkshire Hathaway, Inc.             149       6,675
Boeing Co.                         132,870       7,233
Case Corp.                         311,500      20,754
Cummins Engine Co., Inc.           388,800      30,351
Delta Air Lines, Inc.               14,700       1,384
Eaton Corp.                         84,500       7,806
* FMC Corp.                        164,229      14,575
Harnischfeger Industries, Inc.     118,300       5,057
Lockheed Martin Corp.              214,200      22,839
*@ PML, Inc.                           125          --
Textron, Inc.                      177,100      11,511
Union Pacific Corp.                162,650      10,186
United Technologies Corp.          372,600      30,181
Waste Management, Inc.             766,500      26,780
York International Corp.           223,100       9,984
------------------------------------------------------
GROUP TOTAL                                    226,116
------------------------------------------------------
INSURANCE (5.4%)
Allstate Corp.                     116,600       9,372
CIGNA Corp.                         45,100       8,400
Exel Ltd.                          197,900      11,787
Hartford Financial Services
  Group (The), Inc.                200,350      17,243
Loews Corp.                        207,300      23,412
------------------------------------------------------
GROUP TOTAL                                     70,214
------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                 VALUE
                                    SHARES      (000)!
------------------------------------------------------
MID CAP GROWTH (4.3%)
* Advanced Fibre
  Communications, Inc.              15,800  $      648
* Allied Waste Industries, Inc.     11,800         226
* ASE Test Ltd.                      4,200         356
At Home Corp., Series A             21,000         486
Bell Canada International, Inc.     13,900         262
* BioChem Pharmaceutical, Inc.      19,700         621
* BMC Software, Inc.                13,400         868
* Borders Group, Inc.               31,700         872
* Brightpoint, Inc.                 10,100         468
Brylane, Inc.                        7,100         326
* Cellular Communications
  International, Inc.                4,000         166
CIENA Corp.                         12,500         619
* Cinar Films, Inc., Class B        19,400         740
Cintas Corp.                        12,800         944
Coinstar, Inc.                      22,100         287
Comcast Corp., Class A Special      34,800         896
Complete Business Solutions,
  Inc.                              14,500         413
* CompUSA, Inc.                     16,000         560
* Computer Horizons Corp.           14,000         507
Cott Corp.                          39,400         399
CVS Corp.                           13,800         785
* Cyberonics, Inc.                  20,900         337
Danaher Corp.                       15,600         905
Diamond Offshore Drilling, Inc.      9,700         535
* Digital Microwave Corp.           11,700         524
* Electronics for Imaging, Inc.     11,100         566
Estee Lauder Cos., Class A          14,900         689
* Fiserv, Inc.                      17,550         770
* Florida Panthers Holdings,
  Inc.                               3,900          92
Franklin Resources, Inc.             6,200         577
* Global Marine, Inc.               19,700         655
* Globalstar Telecommunications
  Ltd.                              37,800       1,984
HBO & Co.                           21,800         823
* Health Management Associates,
  Class A                           49,195       1,556
Healthcare Recoveries, Inc.         20,900         470
* Heftel Broadcasting Corp.,
  Class A                            8,600         651
* Imax Corp.                        25,500         666
* Inter-Tel, Inc.                   12,000         636
Ionica Group plc ADR                15,000         280
* Jacor Communications, Inc.        12,000         530
J.D. Edwards & Co.                  11,200         375
Jones Apparel Group, Inc.           11,400         616
J. Ray McDermott, S.A.               7,200         353
* Kemet Corp.                       16,000         486
* Lincare Holdings, Inc.            31,600       1,594
* Loral Space & Communications      47,500         980
* MAPICS, Inc.                      34,300         446
* McAfee Associates, Inc.           16,825         892
McDermott International, Inc.        8,600         314
* Metro Networks, Inc.              17,800         536
MicroFocus Group ADR                17,000         597
Money Store (The), Inc.                500          14
* Newbridge Networks Corp.          10,500         629

                                                 VALUE
                                    SHARES      (000)!
------------------------------------------------------
NEXTLINK Communications, Inc.,
  Class A                            9,200  $      221
* Office Depot, Inc.                14,800         299
* Orbotech Ltd.                      9,600         554
* Orthodontic Centers
  of America, Inc.                  29,000         580
* Outdoor Systems, Inc.             21,900         575
* PanAmSat Corp.                    14,200         612
* Pediatrix Medical Group, Inc.      9,800         432
* Peoplesoft, Inc.                  13,400         801
Positron Fiber Systems Corp.        17,900         185
* Premier Parks, Inc.               14,800         559
ProBusiness Services, Inc.           2,700          52
Qwest Communications
  International, Inc.               14,600         673
* Republic Industries, Inc.         18,600         613
* Rexall Sundown, Inc.              16,000         730
* Robert Mondavi Corp., Class A     12,600         690
Santa Fe International Corp.        11,000         511
* Sapient Corp.                      8,000         407
* Saville Systems Ireland plc
  ADR                                5,800         407
* Sealed Air Corp.                   9,300         511
* Security Capital Group Inc.,
  Class B                            7,200         248
Security Capital Industrial
  Trust                             24,990         583
* Security Capital U.S. Realty      25,300         377
* Silicon Valley Group, Inc.         9,300         331
Sirrom Capital Corp.                23,600       1,224
* Stage Stores, Inc.                10,900         470
State Street Corp.                  10,700         652
SunAmerica, Inc.                    12,300         482
* Tele-Communications Liberty
  Media Group, Class A              30,058         900
* Tele-Communications, Inc.,
  Class A                           44,000         902
* Tellabs, Inc.                     11,000         566
* Tel-Save Holdings, Inc.           23,400         563
* 3Com Corp.                        22,475       1,152
Tidewater, Inc.                     11,500         681
* Tommy Hilfiger Corp.               8,900         444
* Total Renal Care Holdings,
  Inc.                              12,300         615
TV Azteca, SA de C.V. ADR           17,800         400
* U.S. Office Products Co.          12,100         427
* Uniphase Corp.                     4,900         390
* Univision Communications,
  Inc., Class A                     10,400         564
* Valassis Communications, Inc.     19,400         618
* Visio Corp.                       10,900         455
Wesley Jessen VisionCare, Inc.      18,800         531
* Wind River Systems                 9,300         384
* WorldCom, Inc.                    27,050         957
------------------------------------------------------
GROUP TOTAL                                     56,855
------------------------------------------------------
RETAIL (3.6%)
CVS Corp.                          180,800      10,283
* Federated Department Stores,
  Inc.                             265,800      11,463
Home Depot, Inc.                   181,988       9,486
McDonald's Corp.                    58,100       2,767

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

  EQUITY
PORTFOLIO                                        VALUE
(CONT'D)                             SHARES     (000)!
------------------------------------------------------
* Office Depot, Inc.               367,400  $    7,417
Sears, Roebuck & Co.               111,800       6,366
------------------------------------------------------
GROUP TOTAL                                     47,782
------------------------------------------------------
TECHNOLOGY (8.7%)
* BMC Software, Inc.               220,100      14,252
* Cisco Systems, Inc.              197,500      14,430
Flextronics International Ltd.       5,500         258
Hewlett Packard Co.                    300          21
Intel Corp.                         99,400       9,176
* Microsoft Corp.                  198,500      26,264
* Oracle Corp.                     305,107      11,117
RSL Communications Ltd., Class
  A                                 10,800         238
* Sabre Group Holdings, Inc.       113,800       4,075
* Seagate Technology, Inc.         326,000      11,777
* 3Com Corp.                       300,475      15,399
Xerox Corp.                         83,600       7,038
------------------------------------------------------
GROUP TOTAL                                    114,045
------------------------------------------------------
UTILITIES (3.7%)
* Airtouch Communications, Inc.    140,600       4,982
Duke Energy Corp.                   13,368         661
GTE Corp.                          192,100       8,717
SBC Communications, Inc.           177,600      10,900
Sprint Corp.                       211,000      10,550
* WorldCom, Inc.                   374,189      13,237
------------------------------------------------------
GROUP TOTAL                                     49,047
------------------------------------------------------
VALUE (9.3%)
Aeroquip-Vickers, Inc.              62,700       3,072
Allstate Corp.                      19,981       1,606
American General Corp.              24,600       1,276
Amoco Corp.                         13,600       1,311
* AMR Corp.                         11,100       1,229
* Arrow Electronics Inc.             3,800         220
Atlantic Richfield Co.              19,600       1,675
Bank of New York Co.                32,000       1,536
Beckman Instruments, Inc.           34,800       1,481
Bergen Brunswig Corp., Class A      59,500       2,402
British Petroleum plc ADR           14,266       1,296
Burlington Northern Santa Fe,
  Inc.                               8,800         850
Cabot Oil & Gas Corp., Class A      32,700         881
Capital One Financial Corp.         44,853       2,052
Case Corp.                          38,200       2,545
Caterpillar, Inc.                   25,800       1,392
Chase Manhattan Corp.               21,000       2,478
Chubb Corp.                         17,600       1,251
Citicorp                            16,900       2,264
Columbia/HCA Healthcare Corp.       21,400         615
Crestar Financial Corp.             66,526       3,118
CSX Corp.                           32,100       1,878
Cummins Engine Co., Inc.            51,800       4,044


                                                 VALUE
                                    SHARES      (000)!
------------------------------------------------------
Deere & Co.                         21,200  $    1,139
Dillard's, Inc., Class A            25,400       1,113
Dow Chemical Co.                    11,600       1,052
E.I. DuPont de Nemours & Co.        24,000       1,477
Eaton Corp.                         25,300       2,337
Entergy Corp.                       36,367         948
Federal National Mortgage
  Association                       14,000         658
First Union Corp.                   16,600         831
* FMC Corp.                         19,671       1,746
Ford Motor Co.                      90,900       4,113
* Foundation Health Corp.           52,110       1,667
General Motors Corp.                39,132       2,619
Goodyear Tire & Rubber Co.          45,200       3,107
GPU, Inc.                           39,800       1,428
Great Lakes Chemical Corp.          19,900         981
Harnischfeger Industries, Inc.      40,400       1,727
Hartford Financial Group,
  (The), Inc.                       16,100       1,386
IBP, Inc.                           48,000       1,134
International Business Machines
  Corp.                             39,200       4,153
Kennametal, Inc.                    18,376         891
Mallinckrodt, Inc.                  33,100       1,192
MAPCO, Inc.                         41,100       1,354
* Maxicare Health Plans, Inc.       42,400         790
Mellon Bank Corp.                   27,600       1,511
Old Republic International
  Corp.                             34,200       1,334
Olsten Corp.                        43,200         802
Parker Hannifin Corp.               35,250       1,586
Philip Morris Cos., Inc.            61,800       2,569
Phillips Petroleum Co.              25,600       1,322
Raytheon Corp.                      19,100       1,129
ReliaStar Financial Corp.           29,800       1,186
Repsol SA ADR                       30,400       1,319
Republic New York Corp.             12,900       1,466
RJR Nabisco Holdings Corp.          52,300       1,798
Rohm & Haas Co.                     23,500       2,255
Russell Corp.                       30,300         892
* Seagate Technology, Inc.          34,200       1,235
Signet Banking Corp.                48,727       2,643
Springs Industries, Inc., Class
  A                                 30,100       1,580
Standard Register Co.               22,200         740
Talbots, Inc.                       33,200         948
Tecumseh Products Co., Class A      50,100       2,790
Tektronix, Inc.                     30,900       2,084
TIG Holdings, Inc.                  24,100         839
* Toys R Us, Inc.                   41,700       1,480
Transatlantic Holdings, Inc.        16,800       1,203
TRW, Inc.                           24,800       1,361
Tupperware Corp.                    27,200         765
* UAL Corp.                         14,600       1,235
Ultramar Diamond Shamrock Corp.     35,000       1,131
V.F. Corp.                          26,300       2,436

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                 VALUE
                                    SHARES      (000)!
------------------------------------------------------
* Western Digital Corp.             26,900  $    1,078
YPF SA ADR                          46,200       1,704
------------------------------------------------------
GROUP TOTAL                                    122,736
------------------------------------------------------
TOTAL COMMON STOCKS (Cost $935,035)          1,236,931
------------------------------------------------------
CASH EQUIVALENTS (13.7%)
------------------------------------------------------
                                   FACE
                                  AMOUNT
                                  (000)
                                ---------
Short-Term Investments Held as
  Collateral for Loaned
  Securities (8.0%)               $104,927     104,927
------------------------------------------------------
DISCOUNT NOTE (1.9%)
Federal Home Loan Mortgage
  Corporation
   10/3/97                          25,000      24,992
------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
Chase Securities, Inc., 5.90%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at $49,571,
  collateralized by various
  U.S. Government Obligations,
  due 10/1/97-1/29/99 valued at
  $50,030                           49,563      49,563
------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $179,482)         179,482
------------------------------------------------------
TOTAL INVESTMENTS (107.7%) (Cost $1,114,517) 1,416,413
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.7%)
Cash                                                 1
Dividends Receivable                             1,988
Interest Receivable                                  8
Receivable for Investments Sold                 12,698
Receivable for Fund Shares Sold                    323
Other Assets                                        45
Payable for Investments Purchased               (5,450)
Payable for Fund Shares Redeemed                (4,266)
Payable for Investment Advisory Fees            (1,690)
Payable for Administrative Fees                    (86)
Payable for Trustees' Deferred
  Compensation Plan-Note F                         (41)
Collateral on Securities Loaned, at Value     (104,927)
Other Liabilities                                 (115)
                                            ----------
                                              (101,512)
------------------------------------------------------
NET ASSETS (100%)                           $1,314,901
------------------------------------------------------


                                                 VALUE
                                                (000)!
------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------
NET ASSETS
Applicable to 44,576,212 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)              $1,312,547
------------------------------------------------------
NET ASSET VALUE PER SHARE                   $    29.45
------------------------------------------------------
INVESTMENT CLASS
------------------------------------------------------
NET ASSETS
Applicable to 80,011 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)              $    2,354
------------------------------------------------------
NET ASSET VALUE PER SHARE                   $    29.42
------------------------------------------------------
NET ASSETS CONSIST OF:
Paid In Capital                             $  670,052
Undistributed Net Investment Income (Loss)       4,070
Undistributed Realized Net Gain (Loss)         338,883
Unrealized Appreciation (Depreciation) on
  Investment Securities                        301,896
------------------------------------------------------
NET ASSETS                                  $1,314,901
------------------------------------------------------
!     See Note A1 to Financial Statements.
*     Non-income producing security.
@     Value is less than $500.
ADR   American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (95.9%)

-----------------------------------------------------
                                              VALUE
SEPTEMBER 30, 1997                 SHARES     (000)!
-----------------------------------------------------
BANKS (4.8%)
Bank United Corp., Class A           77,400  $  3,425
Banknorth Group, Inc.                20,400     1,114
* Coast Savings Financial, Inc.      61,000     3,199
Colonial BancGroup, Inc.             33,800       972
Cullen/Frost Bankers, Inc.           62,100     2,942
Eagle Financial Corp.               113,900     4,556
First Financial Corp. of
  Wisconsin                          64,600     2,200
Long Island Bancorp, Inc.            68,100     3,201
Magna Group, Inc.                    44,700     1,763
* Mechanics Savings Bank             76,600     2,011
ML Bancorp, Inc.                     77,200     2,113
North Fork Bancorp., Inc.            80,700     2,340
* PFF Bancorp, Inc.                  85,000     1,647
* Prime Bancshares, Inc.             17,600       334
* Redfed Bancorp, Inc.              110,000     1,932
Reliance Bancorp, Inc.              103,300     3,409
Trustco Bank Corp.                   42,895     1,169
Union Planters Corp.                 41,237     2,304
Whitney Holding Corp.                49,800     2,353
-----------------------------------------------------
GROUP TOTAL                                    42,984
-----------------------------------------------------
BASIC RESOURCES (5.7%)
* ACX Technologies, Inc.            154,300     4,108
Agnico-Eagle Mines Ltd.             219,000     2,204
* Alumax, Inc.                       98,200     4,014
Caraustar Industries, Inc.           24,300       832
Chesapeake Corp.                     62,100     2,251
Commonwealth Industries, Inc.       100,000     1,925
Crompton & Knowles Corp.             75,000     1,992
Gibraltar Steel Corp.               126,100     3,074
Harsco Corp.                         57,400     2,605
Ivex Packaging Corp.                 44,000       704
* Lone Star Technologies, Inc.       58,500     3,053
Longview Fibre Co.                  134,500     2,673
Oregon Steel Mills, Inc.            134,600     3,651
P.H. Glatfelter Co.                  72,200     1,602
Pope & Talbot, Inc.                  33,400       708
* RMI Titanium Co.                  107,800     2,695
Rouge Industries, Inc., Class A       5,000        78
Special Metals Corp.                 54,000     1,013
Steel Dynamics, Inc.                170,000     3,995
* Tetra Technologies, Inc.          207,400     4,796
* Titanium Metals Corp.              88,600     3,300
-----------------------------------------------------
GROUP TOTAL                                    51,273
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.5%)
* Blyth Industries, Inc.            160,050     4,481
-----------------------------------------------------
CONSUMER DURABLES (4.5%)
Arvin Industries, Inc.              226,700     8,898
* Brewer (C) Homes, Inc., Class
  A                                 121,300       258
Centex Corp.                         38,300     2,236
Excel Industries, Inc.              207,700     4,141


                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
* Furniture Brands
  International, Inc.               121,300  $  2,290
General Cable Corp.                  94,200     3,344
* Giant Cement Holdings, Inc.       237,300     5,784
Interface, Inc.                      16,400       478
* Lear Corp.                         84,900     4,181
Lone Star Industries, Inc.           28,300     1,528
Simpson Industries, Inc.            206,100     2,383
Southdown, Inc.                      44,700     2,442
* Tower Automotive, Inc.             56,800     2,556
-----------------------------------------------------
GROUP TOTAL                                    40,519
-----------------------------------------------------
CONSUMER SERVICES (3.0%)
Central Newspapers, Inc., Class
  A                                  30,100     2,235
* John Q. Hammons Hotels, Inc.      129,600     1,134
Journal Register Co.                253,700     4,979
* Prime Hospitality Corp.           432,600     9,761
* Regal Cinemas, Inc.                52,700     1,416
Sotheby's Holdings, Inc., Class
  A                                 105,600     2,145
TMP Worldwide, Inc.                 200,000     4,825
Travel Services International,
  Inc.                               16,200       336
-----------------------------------------------------
GROUP TOTAL                                    26,831
-----------------------------------------------------
CREDIT & FINANCE/
  INVESTMENT COMPANIES (5.3%)
Eaton Vance Corp.                    76,200     2,724
EVEREN Capital Corp.                195,000     7,922
* First Alliance Corp.               87,900     2,769
* FIRSTPLUS Financial Group,
  Inc.                               72,200     4,052
* Hambrecht & Quist Group           182,100     6,419
Healthcare Financial Partners,
  Inc.                               30,100       929
* Imperial Credit Industries,
  Inc.                              181,500     4,810
Legg Mason, Inc.                     89,733     4,733
Money Store (The), Inc.             203,600     5,803
North American Mortgage Co.          78,300     2,251
Raymond James Financial, Inc.        92,250     3,321
* Renters Choice, Inc.               60,000     1,363
* Southern Pacific Funding Corp.     67,800       953
-----------------------------------------------------
GROUP TOTAL                                    48,049
-----------------------------------------------------
ENERGY (9.6%)
Aquila Gas Pipeline Corp.           111,000     1,429
* Benton Oil & Gas Co.              101,900     1,904
* BJ Services Co.                    59,600     4,425
Camco International, Inc.            45,500     3,174
* Carrizo Oil & Gas, Inc.            57,900       868
* Dawson Production Services,
  Inc.                              142,000     3,000
Eastern Enterprises                  67,000     2,500
Energen Corp.                       129,100     4,591
* Global Industries Ltd.            136,600     5,447
* HS Resources, Inc.                277,301     4,783
Input/Output, Inc.                   35,000     1,037
KN Energy, Inc.                     140,000     6,405
* Marine Drilling Co., Inc.         118,000     3,687
* Maverick Tube Corp.               109,600     4,521
* Nabors Industries, Inc.            46,900     1,826
National Fuel Gas Co.                66,000     2,904

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
* Noble Drilling Corp.              153,200  $  4,941
* NS Group, Inc.                    101,600     3,289
* Ocean Energy, Inc.                 23,500     1,621
Pioneer Natural Resources Co.       153,600     6,432
* Pride International, Inc.          58,700     1,996
Power-One, Inc.                      30,500       427
Reading & Bates Corp.                40,000     1,662
Santa Fe International Corp.        119,400     5,552
Southwestern Energy Co.              83,500     1,070
Stewart & Stevenson Services,
  Inc.                               60,000     1,444
* Tejas Gas Corp.                    36,500     2,192
* Veritas DGC, Inc.                  33,600     1,430
Vintage Petroleum, Inc.              17,900       882
Wicor, Inc.                           7,100       307
-----------------------------------------------------
GROUP TOTAL                                    85,746
-----------------------------------------------------
FOOD, TOBACCO & OTHER (4.4%)
* Consolidated Cigar Holdings,
  Inc.                              125,000     5,109
* CTB International Corp.           134,000     2,111
Dean Foods Co.                       40,400     1,869
Dimon, Inc.                         798,600    19,965
* Standard Commercial Corp.         227,250     3,835
* Stokely USA, Inc.                 561,300       526
Swisher International Group,
  Inc., Class A                     104,400     1,886
Universal Corp.                     114,600     4,154
-----------------------------------------------------
GROUP TOTAL                                    39,455
-----------------------------------------------------
HEALTH CARE (10.6%)
Alpharma, Inc.                      139,600     3,124
Angelica Corp.                      246,300     4,895
* ARV Assisted Living, Inc.         350,700     4,406
Beckman Instruments, Inc.            93,600     3,984
* Beverly Enterprises               143,700     2,497
* Coherent, Inc.                    134,700     7,459
* Datascope Corp.                   137,000     3,014
* FPA Medical Management, Inc.      310,500    10,673
* Genesis Health Ventures, Inc.      79,600     3,099
* HealthCare Compare Corp.           62,000     3,960
* Lincare Holdings, Inc.             83,600     4,217
* Marquette Medical Systems,
  Inc., Class A                      92,100     2,855
* Maxicare Health Plans, Inc.       147,200     2,742
* Medpartners, Inc.                  35,400       759
* Mid Atlantic Medical Services,
  Inc.                              267,700     4,233
* Multicare Cos., Inc.               34,950       972
* NBTY, Inc.                        105,400     2,227
* Personnel Group of America,
  Inc.                               91,200     3,124
Physicians' Specialty Corp.         153,100     1,531
* RightCHOICE Managed Care,
  Inc., Class A                      48,100       493
* Rotech Medical Corp.              161,300     3,105
* Sterile Recoveries, Inc.           67,000       963
* Total Renal Care Holdings,
  Inc.                               57,900     2,895
* Universal Health Services,
  Inc., Class B                     115,300     4,987

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
* Vivus, Inc.                       194,400  $  7,290
* Watson Pharmaceuticals, Inc.      100,500     6,005
-----------------------------------------------------
GROUP TOTAL                                    95,509
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (14.8%)
AAR Corp.                            98,200     3,277
* AccuStaff, Inc.                   220,000     6,930
Air Express International Corp.      67,500     2,464
Airborne Freight Corp.               80,700     4,887
* Allied Waste Industries, Inc.     238,600     4,563
Arnold Industries, Inc.             229,700     5,369
* Atlas Air, Inc.                    59,900     1,681
Aviall, Inc.                        199,200     3,050
* Aviation Sales Co.                105,000     3,176
* BE Aerospace, Inc.                214,900     7,736
* Catalina Lighting, Inc.            44,500       259
* CDI Corp.                         198,200     7,482
Cincinnati Milacron, Inc.            74,600     2,005
Columbus McKinnon Corp.              61,200     1,607
Crane Co.                           233,050     9,584
Danka Business Systems plc ADR       43,500     1,936
* Data Processing Resources
  Corp.                              71,100     1,778
* Fiserv, Inc.                       41,400     1,816
Flowserve Corp.                     157,600     4,708
Greenbrier Cos., Inc.               140,800     2,358
* Hagler Bailly, Inc.                22,400       568
* Halter Marine Group, Inc.          50,000     2,419
Hanover Compressor Co.               27,000       662
* Hirsch International Corp.,
  Class A                            75,200     1,330
* Insurance Auto Auctions, Inc.     201,500     2,519
JLG Industries, Inc.                 21,000       269
Kaydon Corp.                         65,300     3,918
Knightsbridge Tankers Ltd.          112,200     3,177
* Lason Holdings, Inc.               10,000       276
* Midwest Express Holdings, Inc.     45,000     1,443
* OMI Corp.                         629,500     7,869
Precision Castparts Corp.            98,700     6,416
* PST Vans, Inc.                     80,800       313
* Seacor Holdings, Inc.              50,300     3,119
ServiceMaster, L.P.                  25,000       714
* Staffmark, Inc.                    66,200     2,524
* Swift Transportation Co., Inc.     47,000     1,486
Teekay Shipping Corp.                71,000     2,387
Tranz Rail Holdings Ltd. ADR        161,500     2,665
* Triumph Group, Inc.               225,600     7,544
Werner Enterprises, Inc.            184,400     4,472
-----------------------------------------------------
GROUP TOTAL                                   132,756
-----------------------------------------------------
INSURANCE (4.1%)
Allied Life Financial Corp.         120,100     2,882
AmerUs Life Holdings, Inc.,
  Class A                           100,000     3,281
American Bankers Insurance
  Group, Inc.                        43,600     1,591
Everest Reinsurance Holdings,
  Inc.                              120,000     4,920
FBL Financial Group, Inc., Class
  A                                  52,100     1,928
Fremont General Corp.               144,100     6,881
Hartford Life, Inc., Class A        106,600     4,097

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SMALL CAP VALUE
PORTFOLIO                                       VALUE
(CONT'D)                               SHARES   (000)!
-----------------------------------------------------
Nationwide Financial Services,
  Inc., Class A                     231,300  $  6,447
Presidential Life Corp.             100,700     2,001
PXRE Corp.                           83,619     2,639
-----------------------------------------------------
GROUP TOTAL                                    36,667
-----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (7.6%)
Associated Estates Realty Corp.      94,300     2,263
Avalon Properties, Inc.              51,000     1,517
Cali Realty Corp.                    60,000     2,498
+  Canadian Hotel Income
  Properties                        300,000     2,139
CarrAmerica Realty Corp.             55,000     1,760
Chateau Communities, Inc.           153,908     4,540
Crescent Real Estate Equities
  Co.                                86,500     3,471
Duke Realty Investments, Inc.       134,912     3,078
Equity Office Properties Trust       38,700     1,313
Excel Realty Trust, Inc.            187,400     5,880
Health Care REIT, Inc.               95,500     2,626
Health and Retirement Property
  Trust                              95,000     1,793
Healthcare Realty Trust, Inc.       102,200     2,906
Home Properties of N.Y., Inc.       306,667     7,973
Kilroy Realty Corp.                 142,700     3,853
Post Properties, Inc.                61,900     2,461
* Security Capital Group Inc.,
  Class B                           109,600     3,768
Smith (Charles E.) Residential
  Realty, Inc.                      231,500     7,871
Spieker Properties, Inc.             81,400     3,302
United Dominion Realty Trust,
  Inc.                              206,900     3,104
-----------------------------------------------------
GROUP TOTAL                                    68,116
-----------------------------------------------------
RETAIL (6.6%)
Applebee's International, Inc.      217,200     5,430
* Borders Group, Inc.                99,400     2,734
Brylane, Inc.                       119,000     5,459
Cato Corp., Class A                 271,200     2,475
Culp, Inc.                          250,300     5,194
800-JR CIGAR, Inc.                   23,800       833
Family Dollar Stores, Inc.           85,500     1,950
* Galey & Lord, Inc.                 84,100     1,587
Hughes Supply, Inc.                  71,400     2,155
* Landry's Seafood Restaurants,
  Inc.                               83,000     2,438
* Max & Erma's Restaurants, Inc.     30,900       218
* Nautica Enterprises, Inc.          60,100     1,690
Novel Denim Holdings Ltd.            10,000       270
* Office Depot, Inc.                135,000     2,725
Pier 1 Imports, Inc.                217,250     3,897
* Proffitt's, Inc.                   39,400     2,334
Rare Hospitality International,
  Inc.                               91,600       882
Russ Berrie & Co., Inc.              64,800     1,895
* Stage Stores, Inc.                 81,800     3,528
* U.S. Office Products Co.          136,200     4,801
* Zale Corp.                        254,200     6,593
-----------------------------------------------------
GROUP TOTAL                                    59,088
-----------------------------------------------------


                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
TECHNOLOGY (13.5%)
* Ade Corp.                          46,200  $  1,854
* Align-Rite International, Inc.    131,700     3,144
* Altera Corp.                       65,500     3,357
* Boston Technology, Inc.            90,800     3,076
Box Hill Systems Corp.               44,400       777
* Cadence Design Systems, Inc.       45,700     2,445
* Checkfree Corp.                   102,400     2,163
* Cherry Corp., Class A              20,000       380
* CHS Electronics, Inc.             104,100     2,850
* Computer Products, Inc.           105,000     3,124
* Compuware Corp.                    65,900     3,987
* Comverse Technology, Inc.          91,600     4,832
* Creative Technology Ltd.          100,000     2,556
* Credence Systems Corp.             74,000     3,608
* Davox Corp.                        96,600     3,236
* Dionex Corp.                       41,000     2,211
* Exar Corp.                         34,800       922
* FactSet Research Systems, Inc.     25,300       753
* Globecomm Systems, Inc.            32,100       562
* HMT Technology Corp.              326,700     5,125
* ITI Technologies, Inc.             19,200       547
Ingram Micro, Inc., Class A         106,300     2,877
Innovex, Inc.                        72,200     2,328
* Integrated Device Technology,
  Inc.                               87,800     1,059
* Intevac, Inc.                     312,900     4,420
Investors Financial Services
  Corp.                              15,000       619
* KLA-Tencor Corp.                   60,700     4,101
* Micro Linear Corp.                273,000     2,457
* MicroTouch Systems, Inc.          110,300     3,075
* Microage, Inc.                    201,800     5,852
* PairGain Technologies, Inc.        39,600     1,129
* P-COM, Inc.                       200,000     4,788
Penn Engineering & Manufacturing
  Corp.                             163,900     4,569
* Quantum Corp.                     120,100     4,601
Salient 3 Communications, Inc.,
  Class A                            43,900       549
* Sanmina Corp.                      14,000     1,212
* SCI Systems, Inc.                 237,000    11,746
* Spectran Corp.                     81,400     1,160
*@ Sterling Software, Inc.
  (Escrow)                            6,951        --
* Summit Design, Inc.               193,800     3,440
* Technology Modeling
  Association, Inc.                 155,500     2,381
Tower Semiconductor Ltd.            105,200     2,091
* USCS International, Inc.           72,500     1,622
* Unit Instruments, Inc.            166,500     2,019
* Wonderware Corp.                   70,100     1,288
-----------------------------------------------------
GROUP TOTAL                                   120,892
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
UTILITIES (0.9%)
Commonwealth Energy System          216,200  $  5,837
Rochester Gas & Electric Corp.       43,700     1,082
* U.S. Long Distance Corp.           54,600     1,095
-----------------------------------------------------
GROUP TOTAL                                     8,014
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $643,540)           860,380
-----------------------------------------------------
RIGHT (0.0%)
-----------------------------------------------------
* Alpharma, Inc., expiring
  11/25/97 (Cost $0)                 23,267       131
-----------------------------------------------------
WARRANT (0.2%)
-----------------------------------------------------
sec.* Canadian Hotel Income
  Properties REIT, expiring
  6/25/98 (acquired 9/16/97,
  Cost $1,929)                      300,000     1,929
-----------------------------------------------------
CASH EQUIVALENT (4.4%)
-----------------------------------------------------
                                       FACE
                                     AMOUNT
                                      (000)
                                   --------
REPURCHASE AGREEMENT (4.4%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97, to
  be repurchased at $39,113,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at
  $39,476 (Cost $39,107)          $  39,107    39,107
-----------------------------------------------------
TOTAL INVESTMENTS (100.5%) (Cost $684,576)    901,547
-----------------------------------------------------


                                                VALUE
                                               (000)!
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
Cash                                         $      7
Dividends Receivable                              836
Interest Receivable                                 6
Receivable for Investments Sold                 1,325
Receivable for Fund Shares Sold                   287
Other Assets                                       19
Payable for Investments Purchased              (4,432)
Payable for Fund Shares Redeemed                 (513)
Payable for Investment Advisory Fees           (1,530)
Payable for Administrative Fees                   (56)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                     (16)
Other Liabilities                                 (84)
                                             --------
                                               (4,151)
-----------------------------------------------------
NET ASSETS (100%)                            $897,396
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 35,932,079 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $897,396
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  24.97
-----------------------------------------------------
NET ASSETS CONSISTS OF:
Paid in Capital                              $582,644
Undistributed Net Investment Income (Loss)      2,064
Undistributed Realized Net Gain (Loss)         95,717
Unrealized Appreciation (Depreciation) on
  Investment Securities                       216,971
-----------------------------------------------------
NET ASSETS                                   $897,396
-----------------------------------------------------
sec.  Restricted Security-Total market value of restricted
      security owned at September 30, 1997 was $1,929 or
      0.2% of net assets.
!     See Note A1 to Financial Statements.
*     Non-income producing security.
(+)   144A security. Certain conditions for public sale may
      exist.
@     Value is less than $500.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (96.1%)

-----------------------------------------------------
                                              VALUE
     SEPTEMBER 30, 1997           SHARES      (000)!
-----------------------------------------------------
ARGENTINA (0.8%)
YPF SA ADR                          146,700  $  5,409
-----------------------------------------------------
AUSTRALIA (0.9%)
Reinsurance Australia Corp.,
  Ltd.                            2,057,071     5,609
-----------------------------------------------------
AUSTRIA (2.0%)
OMV AG                               89,159    13,306
-----------------------------------------------------
BRAZIL (0.4%)
Votorantim Celulose e Papel
  SA                             99,600,000     2,773
-----------------------------------------------------
CANADA (4.2%)
Canadian National Railway Co.        92,000     4,784
National Bank of Canada             585,000     8,192
Quebecor, Inc., Class B             397,100     7,098
TransCanada Pipelines Ltd.          379,100     7,339
-----------------------------------------------------
GROUP TOTAL                                    27,413
-----------------------------------------------------
CHINA (0.7%)
New World Development Co.,
  Ltd. ADR                          695,000     4,204
-----------------------------------------------------
FRANCE (6.1%)
Cie Generale des Eaux                67,136     7,898
* Dexia France                       76,999     7,294
Elf Aquitaine                       109,630    14,634
Scor                                229,200     9,901
-----------------------------------------------------
GROUP TOTAL                                    39,727
-----------------------------------------------------
GERMANY (3.5%)
Deutsche Bank AG                     91,260     6,404
Henkel KGaA                         143,900     8,103
Springer (Axel) Verlag AG             9,526     8,140
-----------------------------------------------------
GROUP TOTAL                                    22,647
-----------------------------------------------------
HONG KONG (3.9%)
China Southern Airlines Co.,
  Ltd.                              106,800     3,191
Great Eagle Holdings Ltd.         1,866,600     5,150
HSBC Holdings plc                    94,000     3,146
Jardine Matheson Holdings
  Ltd.                              431,000     3,491
Jardine Strategic Holdings
  Ltd.                            1,418,500     5,561
Wheelock & Co., Ltd.              2,447,000     4,981
-----------------------------------------------------
GROUP TOTAL                                    25,520
-----------------------------------------------------
INDIA (0.7%)
Housing Development Finance
  Corp., Ltd.                           279        25
ITC Ltd.                              9,374       153
* Jardine Fleming India Fund,
  Inc.                              374,600     3,371


                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
Tata Power Supply Co., Ltd.          11,940  $     42
Videsh Sanchar Nigam Ltd.            45,000     1,046
-----------------------------------------------------
GROUP TOTAL                                     4,637
-----------------------------------------------------
INDONESIA (1.0%)
* Gulf Indonesia Resources
  Ltd.                               94,100     2,094
Lippo Securities                 24,939,000     3,707
Pabrik Kertas Tjiwi Kimia         1,357,500       755
-----------------------------------------------------
GROUP TOTAL                                     6,556
-----------------------------------------------------
IRELAND (1.3%)
Irish Life plc                    1,592,000     8,294
-----------------------------------------------------
ITALY (5.0%)
ENI S.p.A.                        1,460,500     9,202
Pirelli S.p.A.                    3,468,000    10,172
Telecom Italia S.p.A.             3,361,221    13,083
-----------------------------------------------------
GROUP TOTAL                                    32,457
-----------------------------------------------------
JAPAN (19.9%)
Bridgestone Corp.                   573,000    13,767
Canon, Inc.                         394,000    11,523
Chiyoda Fire & Marine
  Insurance Co., Ltd.             1,011,000     3,870
Fuji Photo Film Ltd.                243,000    10,026
Hirose Electric Co., Ltd.            50,600     3,727
Mitsubishi Heavy Industries
  Ltd.                              805,000     4,408
Mitsui Fudosan Co., Ltd.            639,000     7,782
Nichido Fire & Marine
  Insurance Co.                     794,000     5,197
Nintendo Corp., Ltd.                 99,000     9,268
Promise Co., Ltd.                    66,000     3,445
Sankyo Co., Ltd.                    178,000     6,164
Sony Corp.                           80,000     7,556
Sumitomo Electric Industries        402,000     5,762
Sumitomo Marine & Fire
  Insurance Co.                     891,000     6,164
Takeda Chemical Industries          353,000    10,587
Takefuji Corp.                       69,000     2,613
Tokio Marine & Fire Insurance       543,000     6,523
UNY Co., Ltd.                       332,000     5,006
Yasuda Fire & Marine
  Insurance                       1,042,000     6,138
-----------------------------------------------------
GROUP TOTAL                                   129,526
-----------------------------------------------------
KOREA (0.3%)
Samsung Electronics GDR              16,440     1,573
-----------------------------------------------------
MEXICO (2.3%)
ALFA, SA de C.V., Class A           789,000     7,418
Cemex SA de C.V., Series B          734,300     4,403
*@ Grupo Financiero Capital
  SA                                761,325        --
Grupo Mexico SA, Series B           806,000     3,260
-----------------------------------------------------
GROUP TOTAL                                    15,081
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
NETHERLANDS (6.5%)
ING Groep N.V.                      274,055  $ 12,586
Philips Electronics N.V.            205,800    17,414
Vendex International N.V.           202,365    11,998
-----------------------------------------------------
GROUP TOTAL                                    41,998
-----------------------------------------------------
NORWAY (1.4%)
Christiania Bank OG
  Kreditkasse                     2,733,700     9,427
-----------------------------------------------------
RUSSIA (0.6%)
Lukoil Holding ADR                   37,800     3,713
-----------------------------------------------------
SINGAPORE (1.2%)
* Creative Technology Ltd.          299,100     7,646
-----------------------------------------------------
SPAIN (2.2%)
Telefonica de Espana ADR            148,800    14,006
-----------------------------------------------------
SWEDEN (4.5%)
Nordbanken AB                       273,800     9,349
SKF AB, Class B                     290,900     8,476
Sparbanken Sverige AB, Class
  A                                 484,100    11,680
-----------------------------------------------------
GROUP TOTAL                                    29,505
-----------------------------------------------------
SWITZERLAND (2.4%)
* Swissair AG (Registered)           11,835    15,831
-----------------------------------------------------
THAILAND (0.0%)
Hana Microelectronics Public
  Co., Ltd. (Foreign)                71,400       245
-----------------------------------------------------
UNITED KINGDOM (24.3%)
Abbey National plc                  766,500    11,805
Bank of Scotland                  1,354,400    11,207
Bass plc                            721,200     9,725
B.A.T. Industries plc             1,546,904    13,549
BG plc                            2,384,400    10,346
BOC Group plc                       691,782    12,376
Burmah Castrol plc                  662,000    11,810
Cable & Wireless plc              1,232,780    10,499
Imperial Tobacco Group plc        1,726,200    10,330
LucasVarity plc                   2,457,000     9,274
Railtrack Group plc PP              522,454     7,576
Sun Alliance Insurance Group
  plc                             1,327,842    12,521
Sainsbury (J.) plc                1,481,500    11,088
Tomkins plc                       2,831,255    15,756
-----------------------------------------------------
GROUP TOTAL                                   157,862
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $506,388)           624,965
-----------------------------------------------------
PREFERRED STOCK (0.6%)
-----------------------------------------------------
BRAZIL (0.6%)
Multicanal Participacoes SA
  ADR (Cost $4,642)                 351,800     3,738
-----------------------------------------------------

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
WARRANTS (0.5%)
-----------------------------------------------------
FRANCE (0.0%)
* Cie Generale des Eaux,
  expiring 5/2/01                    75,170  $     41
-----------------------------------------------------
GERMANY (0.5%)
* Veba AG, expiring 4/6/98            9,229     3,421
-----------------------------------------------------
TOTAL WARRANTS (Cost $1,798)                    3,462
-----------------------------------------------------
PURCHASED OPTIONS (1.2%)
-----------------------------------------------------

                                     NO. OF
                                  CONTRACTS
                                  ---------

KOREA (1.2%)
Kookmin Bank Call Option
  expiring 9/4/99, strike
  price $0.01                        22,577       252
Kookmin Bank Call Option
  expiring 9/30/99, strike
  price $0.01                       143,173     1,546
Pohang Iron & Steel Co. Call
  Option expiring 9/30/99,
  strike price $0.01                 43,000     2,562
Shinhan Bank Call Option
  expiring 9/30/99, strike
  price $0.01                        80,140       652
SK Telecom Co., Ltd. Call
  Option expiring 9/4/99,
  strike price $0.01                  1,761       829
SK Telecom Co., Ltd. Call
  Option expiring 9/30/99,
  strike price $0.01                  3,965     1,808
-----------------------------------------------------
TOTAL PURCHASED OPTIONS (Cost $11,120)          7,649
-----------------------------------------------------
FIXED INCOME SECURITY (0.3%)
-----------------------------------------------------

                    !!RATINGS          FACE
                    (STANDARD        AMOUNT
                    & POOR'S)         (000)
                   ----------       -------
GERMANY (0.3%)
+ Bundesobligationen
  7.00%, 12/22/97 (Cost
  $1,764)               Aaa     DEM   3,100     1,767
-----------------------------------------------------
FOREIGN CURRENCY (0.3%)
-----------------------------------------------------
Canadian Dollar                 CAD      15        11
French Franc                   FRF      116        20
Hong Kong Dollar                HKD     787       102
Indian Rupee                   INR   61,910     1,713
Japanese Yen                   JPY     2,947       24
Philippines Peso               PHP    6,599       194
-----------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $2,062)            2,064
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY
PORTFOLIO


                                         FACE
                                        AMOUNT  VALUE
(CONT'D)                                (000)   (000)!
-----------------------------------------------------
CASH EQUIVALENTS (5.8%)
-----------------------------------------------------
Short-Term Investments held
  as Collateral for Loaned
  Securities (5.2%)                 $33,926  $ 33,926
-----------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at
  $4,326, collateralized by
  various U.S. Government
  Obligations, due
  10/1/97-1/29/99, valued at
  $4,366 (Cost $4,325)                4,325     4,325
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $38,251)          38,251
-----------------------------------------------------
TOTAL INVESTMENTS (104.8%) (Cost $566,025)    681,896
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.8%)
Dividends Receivable                            1,715
Interest Receivable                                96
Receivable for Withholding Tax Reclaim            346
Receivable for Investments Sold                 2,441
Receivable for Fund Shares Sold                   153
Unrealized Gain on Forward Foreign Currency
  Contracts                                       901
Other Assets                                       38
Payable for Investments Purchased              (1,835)
Payable for Fund Shares Redeemed                 (481)
Payable for Investment Advisory Fees             (819)
Payable for Administrative Fees                   (43)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                     (18)
Payable to Custodian                               (1)
Collateral on Securities Loaned, at Value     (33,926)
Other Liabilities                                 (77)
                                             --------
                                              (31,510)
-----------------------------------------------------
NET ASSETS (100%)                            $650,386
-----------------------------------------------------


                                                VALUE
                                               (000)!
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 41,463,323 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $649,755
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  15.67
-----------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 40,359 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)               $    631
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  15.63
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $479,226
Undistributed Net Investment Income (Loss)      9,914
Undistributed Realized Net Gain (Loss)         44,500
Unrealized Appreciation (Depreciation) on:
  Investment Securities                       115,869
  Foreign Currency Transactions                   877
-----------------------------------------------------
NET ASSETS                                   $650,386
-----------------------------------------------------
!     See Note A1 to Financial Statements.
!!    Ratings are unaudited.
*     Non-income producing security.
+     Moody's Investor Service, Inc. rating. Security is
       not rated by Standard & Poor's Corporation.
@     Value is less than $500.
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
PP    Partially Paid

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP GROWTH
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (95.6%)

-----------------------------------------------------
                                              VALUE
       SEPTEMBER 30, 1997          SHARES     (000)!
-----------------------------------------------------
BANKS (1.1%)
State Street Corp.                   78,800  $  4,802
-----------------------------------------------------
BASIC RESOURCES (0.9%)
* Sealed Air Corp.                   69,600     3,824
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.9%)
Cott Corp.                          286,900     2,905
Estee Lauder Cos., Class A          110,000     5,087
* Robert Mondavi Corp., Class A      92,900     5,086
-----------------------------------------------------
GROUP TOTAL                                    13,078
-----------------------------------------------------
CONSUMER DURABLES (1.5%)
Danaher Corp.                       115,150     6,679
-----------------------------------------------------
CONSUMER SERVICES (16.5%)
At Home Corp., Series A             144,650     3,345
* Cinar Films, Inc., Class B        147,600     5,627
Coinstar, Inc.                      113,500     1,476
Comcast Corp., Class A Special      257,297     6,625
Florida Panthers Holdings, Inc.      34,500       813
* Heftel Broadcasting Corp.,
  Class A                            63,200     4,787
* Imax Corp.                        194,400     5,079
* Jacor Communications, Inc.         89,000     3,933
Metro Networks, Inc.                133,900     4,034
* Outdoor Systems, Inc.             162,050     4,254
PanAmSat Corp.                      107,500     4,636
* Premier Parks, Inc.               112,100     4,232
* Tele-Communications, Inc.,
  Class A                           325,200     6,667
* Tele-Communications Liberty
  Media Group, Class A              230,144     6,890
TV Azteca, SA de C.V. ADR           130,600     2,938
* Univision Communications,
  Inc., Class A                      78,300     4,248
* Valassis Communications, Inc.     143,600     4,577
-----------------------------------------------------
GROUP TOTAL                                    74,161
-----------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (3.4%)
Franklin Resources, Inc.             47,600     4,433
Money Store (The), Inc.              12,400       353
* Security Capital Group, Inc.,
  Class B                            54,800     1,884
Sirrom Capital Corp.                165,800     8,601
-----------------------------------------------------
GROUP TOTAL                                    15,271
-----------------------------------------------------
ENERGY (4.0%)
Diamond Offshore Drilling, Inc.      73,500     4,056
* Global Marine, Inc.               148,200     4,927
* J. Ray McDermott, S.A.             55,100     2,700


                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
McDermott International, Inc.        62,900  $  2,296
Santa Fe International Corp.         81,500     3,790
-----------------------------------------------------
GROUP TOTAL                                    17,769
-----------------------------------------------------
FOOD, TOBACCO & OTHER (1.2%)
* Rexall Sundown, Inc.              119,200     5,438
-----------------------------------------------------
HEALTH CARE (11.7%)
* BioChem Pharmaceutical, Inc.      145,800     4,593
* Cyberonics, Inc.                  159,400     2,570
HBO & Co.                           161,200     6,085
* Health Management Associates,
  Inc., Class A                     368,500    11,654
* Lincare Holdings, Inc.            227,000    11,449
* Orthodontic Centers of
  America, Inc.                     219,600     4,392
* Pediatrix Medical Group, Inc.      72,700     3,208
* Total Renal Care Holdings,
  Inc.                               91,600     4,580
Wesley Jessen VisionCare, Inc.      142,200     4,017
-----------------------------------------------------
GROUP TOTAL                                    52,548
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (7.0%)
* Allied Waste Industries, Inc.      90,000     1,721
Cintas Corp.                         94,750     6,988
* Fiserv, Inc.                      129,550     5,684
* Loral Space & Communications      351,200     7,243
ProBusiness Services, Inc.           20,600       394
sec.* Republic Industries, Inc.
  (acquired 1/20/97-5/5/97, cost
  $4,250)                           133,700     4,404
Tidewater, Inc.                      86,800     5,143
-----------------------------------------------------
GROUP TOTAL                                    31,577
-----------------------------------------------------
INSURANCE (1.6%)
Healthcare Recoveries, Inc.         158,400     3,564
SunAmerica, Inc.                     90,900     3,562
-----------------------------------------------------
GROUP TOTAL                                     7,126
-----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (1.7%)
Security Capital Industrial
  Trust                             189,064     4,408
(+) Security Capital U.S. Realty    196,500     2,928
-----------------------------------------------------
GROUP TOTAL                                     7,336
-----------------------------------------------------
RETAIL (8.2%)
* Borders Group, Inc.               234,200     6,440
Brylane, Inc.                        52,300     2,399
* CompUSA, Inc.                     130,700     4,575
CVS Corp.                           113,200     6,438
* Jones Apparel Group, Inc.          86,000     4,644
* Office Depot, Inc.                 96,900     1,956
Stage Stores, Inc.                   83,800     3,614
* Tommy Hilfiger Corp.               65,600     3,276
* U.S. Office Products Co.           92,000     3,243
-----------------------------------------------------
GROUP TOTAL                                    36,585
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                   MID CAP GROWTH
                      PORTFOLIO
                                                VALUE
(CONT'D)                               SHARES   (000)!
-----------------------------------------------------
TECHNOLOGY (26.7%)
* Advanced Fibre Communications,
  Inc.                              129,200  $  5,297
* ASE Test Ltd.                      32,300     2,738
Bell Canada International, Inc.     107,300     2,025
* BMC Software, Inc.                102,400     6,630
* Brightpoint, Inc.                  75,600     3,506
* Cellular Communications
  International, Inc.                27,800     1,154
CIENA Corp.                          95,700     4,740
Complete Business Solutions,
  Inc.                              108,000     3,078
* Computer Horizons Corp.            92,700     3,360
* Digital Microwave Corp.            84,400     3,777
* Electronics for Imaging, Inc.      82,100     4,187
Flextronics International Ltd.       42,500     1,997
* Inter Tel, Inc.                    89,300     4,733
J. D. Edwards & Co.                  85,200     2,854
* Kemet Corp.                       121,500     3,691
* MAPICS, Inc.                      281,000     3,653
* McAfee Associates, Inc.           128,962     6,835
* MicroFocus Group ADR              123,200     4,327
* Newbridge Networks Corp.           79,600     4,766
NEXTLINK Communications, Inc.,
  Class A                            70,900     1,702
* Orbotech, Ltd.                     69,100     3,991
* Peoplesoft, Inc.                  109,500     6,543
Positron Fiber Systems Corp.        143,500     1,480
RSL Communications Ltd., Class A     83,200     1,830
* Sapient Corp.                      61,200     3,114
* Saville Systems Ireland plc
  ADR                                44,100     3,098
* Silicon Valley Group, Inc.         71,200     2,532
* Tellabs, Inc.                      83,800     4,316
* 3Com Corp.                        171,975     8,814
* Uniphase Corp.                     36,100     2,870
* Visio Corp.                        80,800     3,373
* Wind River Systems                 68,900     2,842
-----------------------------------------------------
GROUP TOTAL                                   119,853
-----------------------------------------------------
UTILITIES (7.2%)
* Globalstar Telecommunications
  Ltd.                              294,102    15,440
Ionica Group plc ADR                115,800     2,164
Qwest Communications
  International, Inc.                76,000     3,506
* Tel-Save Holdings, Inc.           167,800     4,038
* WorldCom, Inc.                    206,874     7,318
-----------------------------------------------------
GROUP TOTAL                                    32,466
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $299,282)           428,513
-----------------------------------------------------


                                       FACE
                                     AMOUNT     VALUE
                                      (000)    (000)!
-----------------------------------------------------
CASH EQUIVALENTS (24.8%)
-----------------------------------------------------
Short-term Investments Held as
  Collateral for Loaned
  Securities (24.0%)              $ 107,435  $107,435
-----------------------------------------------------
REPURCHASE AGREEMENT (0.8%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97, to
  be repurchased at $3,427,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at
  $3,458                              3,426     3,426
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $110,861)        110,861
-----------------------------------------------------
TOTAL INVESTMENTS (120.4%) (Cost $410,143)    539,374
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-20.4%)
Dividends Receivable                               29
Interest Receivable                                 1
Receivable for Investments Sold                23,619
Receivable for Fund Shares Sold                   485
Other Assets                                       12
Payable for Investments Purchased              (7,142)
Payable for Fund Shares Redeemed                 (159)
Payable for Investment Advisory Fees             (517)
Payable for Administrative Fees                   (28)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                     (11)
Collateral on Securities Loaned, at Value    (107,435)
Other Liabilities                                 (65)
                                             --------
                                              (91,211)
-----------------------------------------------------
NET ASSETS (100%)                            $448,163
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 20,465,497 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $446,963
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  21.84
-----------------------------------------------------
ADVISER CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 55,013 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)               $  1,200
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  21.81
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                               (000)!
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid In Capital                              $265,123
Undistributed Realized Net Gain (Loss)         53,809
Unrealized Appreciation (Depreciation) on
  Investment Securities                       129,231
-----------------------------------------------------
NET ASSETS                                   $448,163
-----------------------------------------------------
sec. Restricted Security-Total market value of
      restricted securities owned at September 30, 1997
      was $4,404 or 1.0% of net assets.
!    See Note A1 to Financial Statements.
*    Non-income producing security.
(+)  144A security. Certain conditions for public sale
      may exist.
ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MID CAP VALUE
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (96.7%)

-----------------------------------------------------
                                              VALUE
       SEPTEMBER 30, 1997          SHARES     (000)!
-----------------------------------------------------
BANKS (10.6%)
City National Corp.                  32,200  $  1,030
Colonial BancGroup, Inc.             20,100       578
Comerica, Inc.                       28,400     2,242
Community First Bankshares, Inc.     29,000     1,407
Crestar Financial Corp.              41,500     1,945
Cullen/Frost Bankers, Inc.           25,000     1,184
First Financial Corp. of
  Wisconsin                          24,800       845
First of America Bank Corp.          30,713     1,649
Greenpoint Financial Corp.            8,500       539
Hubco, Inc.                          11,700       371
Long Island Bancorp, Inc.            22,100     1,039
Mercantile Bankshares Corp.             122         4
National Commerce Bancorp.           25,400       692
North Fork Bancorp, Inc.             79,700     2,311
Northern Trust Corp.                 19,800     1,171
Prime Bancshares, Inc.                4,300        82
Southtrust Corp.                     30,200     1,487
Summit Bancorp.                      35,838     1,593
Trans Financial, Inc.                34,800     1,109
UnionBanCal Corp.                    12,700     1,099
Webster Financial Corp.               2,000       118
Wilmington Trust Corp.               16,300       890
-----------------------------------------------------
GROUP TOTAL                                    23,385
-----------------------------------------------------
BASIC RESOURCES (2.3%)
Bowater, Inc.                         9,100       464
H. B. Fuller Co.                     12,042       653
Lubrizol Corp.                       14,900       626
* Owens-Illinois, Inc.               16,500       560
P.H. Glatfelter Co.                  37,100       823
Rohm & Haas Co.                       7,000       672
* Tetra Technologies, Inc.           60,300     1,394
-----------------------------------------------------
GROUP TOTAL                                     5,192
-----------------------------------------------------
CONSUMER DURABLES (5.8%)
Arvin Industries, Inc.               16,000       628
Callaway Golf Co.                    19,000       663
* Champion Enterprises, Inc.         22,900       438
* Furniture Brands
  International, Inc.                20,400       385
General Cable Corp.                  47,400     1,683
Harley-Davidson, Inc.                35,400     1,033
Ivex Packaging Corp.                 10,800       173
* Lear Corp.                         25,200     1,241
Lone Star Industries, Inc.           25,500     1,377
Mascotech, Inc.                      16,500       338
Premark International, Inc.          22,900       733
Southdown, Inc.                      40,000     2,185
* Tower Automotive, Inc.             16,300       734
* USG Corp.                          27,400     1,313
-----------------------------------------------------
GROUP TOTAL                                    12,924
-----------------------------------------------------


                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
CONSUMER SERVICES (3.1%)
* Doubletree Corp.                   11,000  $    531
* Gibson Greetings, Inc.             31,800       823
Hertz Corp., Class A                 11,000       414
Journal Register Co.                 67,600     1,327
McClatchy Newspapers, Inc.,
  Class A                            26,175       900
* MGM Grand, Inc.                    17,300       751
New York Times Co., Class A           7,000       368
Omnicom Group, Inc.                     300        22
* Valassis Communications, Inc.      20,000       638
Washington Post Co., Class B          2,300     1,031
-----------------------------------------------------
GROUP TOTAL                                     6,805
-----------------------------------------------------
CREDIT & FINANCE/
  INVESTMENT COMPANIES (4.6%)
AMBAC, Inc.                          14,800       602
Bear Stearns Co., Inc.               28,620     1,259
Capital One Financial Corp.          21,500       984
CMAC Investment Corp.                23,300     1,249
Franklin Resources, Inc.             43,750     4,074
Healthcare Financial Partners,
  Inc.                                5,900       182
Lehman Brothers Holdings, Inc.       17,000       912
Money Store (The), Inc.              32,600       929
-----------------------------------------------------
GROUP TOTAL                                    10,191
-----------------------------------------------------
ENERGY (11.9%)
Apache Corp.                         22,000       943
* BJ Services Co.                    38,100     2,829
Columbia Gas System, Inc.            17,500     1,225
* Cooper Cameron Corp.               14,200     1,020
Diamond Offshore Drilling, Inc.      32,600     1,799
El Paso Natural Gas Co.               6,200       375
* EVI, Inc.                          19,100     1,222
* Falcon Drilling Co., Inc.          80,600     2,846
* Forcenergy, Inc.                   15,200       590
* Global Industries Ltd.              6,000       239
* Nabors Industries, Inc.            28,100     1,094
National Fuel Gas Co.                14,400       634
NICOR, Inc.                          13,500       506
Noble Affiliates, Inc.               13,400       600
* Noble Drilling Corp.               24,100       777
* NS Group, Inc.                     24,800       803
ONEOK, Inc.                          14,647       478
Pacific Enterprises                   8,900       301
Sun Co., Inc.                        12,100       530
Transocean Offshore, Inc.            15,400       738
* Tuboscope Vetco International
  Corp.                              26,700       838
Union Texas Petro Holdings, Inc.     24,800       583
* United Meridian Corp.              20,300       746
* Varco International, Inc.          10,300       500
* Veritas DGC, Inc.                  13,800       587
Vintage Petroleum, Inc.              12,800       630
* Weatherford Enterra, Inc.          38,800     2,069
* Western Atlas, Inc.                11,100       977
-----------------------------------------------------
GROUP TOTAL                                    26,479
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
FOOD, TOBACCO & OTHER (5.4%)
* Consolidated Cigar Holdings,
  Inc.                               14,100  $    576
* CTB International Corp.            32,100       506
Dean Foods Co.                       18,600       860
Dimon, Inc.                          68,400     1,710
Interstate Bakeries Corp.            16,800     1,152
Lancaster Colony Corp.                9,300       494
Schweitzer-Mauduit
  International, Inc.                37,200     1,581
Tyson Foods, Inc., Class A           25,200       591
Universal Corp.                     124,400     4,509
-----------------------------------------------------
GROUP TOTAL                                    11,979
-----------------------------------------------------
HEALTH CARE (7.6%)
* Biogen, Inc.                       17,000       551
* Coherent, Inc.                      8,600       476
* Datascope Corp.                    40,000       880
* Dura Pharmaceuticals, Inc.         16,400       715
* FPA Medical Management, Inc.       53,300     1,832
* Health Care and Retirement
  Corp.                              11,800       439
* Healthdyne Technologies, Inc.     127,000     2,365
ICN Pharmaceuticals, Inc.            14,000       689
* Marquette Medical Systems,
  Inc., Class A                      30,100       933
* Personnel Group of America,
  Inc.                               19,300       661
* Rotech Medical Corp.               19,500       375
Sullivan Dental Products, Inc.       92,300     2,365
* Universal Health Services,
  Inc., Class B                      25,600     1,107
* Watson Pharmaceuticals, Inc.       10,400       621
* Wellpoint Health Networks,
  Inc.                               40,100     2,323
Xomed Surgical Products, Inc.        20,000       398
-----------------------------------------------------
GROUP TOTAL                                    16,730
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (16.4%)
* AccuStaff, Inc.                    87,600     2,759
Aeroquip-Vickers, Inc.               30,400     1,490
Agco Corp.                           12,400       393
Air Express International Corp.     123,300     4,500
Airborne Freight Corp.                9,800       594
Arnold Industries, Inc.              54,600     1,276
* Aviation Sales Co.                 24,100       729
* Banner Associates, Inc.            66,700       684
Case Corp.                           16,900     1,126
* CDI Corp.                          53,600     2,023
* Ceridian Corp.                     18,000       666
CNF Transportation, Inc.             42,100     1,834
* Coltec Industries, Inc.            16,800       363
Crane Co.                            12,950       533
Danka Business Systems plc ADR       43,200     1,922
DONCASTERS plc ADR                   11,200       336
Expeditors International of
  Washington, Inc.                   24,700     1,034
* Fiserv, Inc.                       28,600     1,255
* Halter Marine Group, Inc.          13,400       648
* Hirsch International Corp.,
  Class A                            14,800       262
Ingersoll Rand Co.                    4,650       200

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
* Interim Services, Inc.             35,800  $  1,007
Kaydon Corp.                         13,700       822
@ Lockheed Martin Corp.                   1        --
Miller (Herman), Inc.                50,600     2,707
PACCAR, Inc.                         17,400       974
Parker Hannifin Corp.                 3,600       162
Power-One, Inc.                       7,500       105
Precision Castparts Corp.            25,600     1,664
* SPS Technologies, Inc.             20,800       978
Technitrol, Inc.                     12,000       478
Trinity Industries, Inc.             14,300       690
Triumph Group, Inc.                  19,000       635
* USA Waste Services, Inc.           30,700     1,224
York International Corp.              4,600       206
-----------------------------------------------------
GROUP TOTAL                                    36,279
-----------------------------------------------------
INSURANCE (3.7%)
Everest Reinsurance Holdings,
  Inc.                               24,600     1,009
Hartford Life, Inc., Class A         13,600       523
Mercury General Corp.                15,500     1,356
Nationwide Financial Services,
  Inc., Class A                      92,600     2,581
Old Republic International Corp.      8,500       332
Reliance Group Holdings, Inc.        33,800       458
Torchmark Corp.                      20,800       816
Western National Corp.               37,400     1,073
-----------------------------------------------------
GROUP TOTAL                                     8,148
-----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.9%)
Kilroy Realty Corp.                  16,900       456
Security Capital Group, Inc.,
  Class B                            26,600       914
SL Green Realty Corp.                20,500       530
-----------------------------------------------------
GROUP TOTAL                                     1,900
-----------------------------------------------------
RETAIL (9.4%)
Arbor Drugs, Inc.                    34,700       807
Applebee's International, Inc.       43,500     1,088
Brylane, Inc.                        12,600       578
Culp, Inc.                           23,200       481
CVS Corp.                            37,700     2,144
* Fred Meyer, Inc.                    8,700       463
Hughes Supply, Inc.                  52,500     1,585
* Neiman Marcus Group (The),
  Inc.                               12,400       397
* Office Depot, Inc.                 65,600     1,324
Pier 1 Imports, Inc.                 53,250       955
ProSource, Inc.                      54,800       356
Richfood Holdings, Inc.              28,800       747
Ross Stores, Inc.                    51,800     1,768
Russ Berrie & Co., Inc.              37,600     1,100
* Shopko Stores, Inc.                53,600     1,394
* Stage Stores, Inc.                 16,200       699
TJX Companies, Inc.                 108,000     3,301
* Tommy Hilfiger Corp.               19,300       964
V.F. Corp.                            6,200       574
-----------------------------------------------------
GROUP TOTAL                                    20,725
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                    MID CAP VALUE
                      PORTFOLIO
                                                VALUE
(CONT'D)                               SHARES   (000)!
-----------------------------------------------------
TECHNOLOGY (12.5%)
* ADC Telecommunications, Inc.       17,000  $    553
* Altera Corp.                       23,200     1,189
* BMC Software, Inc.                  7,000       453
Box Hill Systems Corp.               10,700       187
* Cadence Design Systems, Inc.       21,300     1,140
* Computer Products, Inc.            42,000     1,250
* Comverse Technology, Inc.          33,100     1,746
* Credence Systems Corp.             10,100       492
Elbit Systems Ltd.                   35,200       484
* Electro Scientific Industries,
  Inc.                                6,000       366
* ESS Technology, Inc.                8,500       129
* Gateway 2000, Inc.                 15,000       472
* HMT Technology Corp.               78,700     1,235
* Inacom Corp.                       32,100     1,194
Innovex, Inc.                         3,800       123
* Intevac, Inc.                      27,300       386
* KLA Tencor Corp.                   14,900     1,007
* Microage, Inc.                     44,300     1,285
* Quantum Corp.                      18,900       724
* SCI Systems, Inc.                  63,000     3,122
* Semitool, Inc.                     18,700       470
* Solectron Corp.                    27,400     1,219
Storage Technology Corp.             20,100       961
* Symantec Corp.                     90,800     2,066
* Tech Data Corp.                    27,700     1,274
* Technology Modeling
  Association, Inc.                  31,200       478
Tektronix, Inc.                      11,100       749
* Teradyne, Inc.                     32,500     1,749
* USCS International, Inc.           13,800       309
Vishay Intertechnology, Inc.         21,300       563
* Xilinx, Inc.                        8,200       415
-----------------------------------------------------
GROUP TOTAL                                    27,790
-----------------------------------------------------
UTILITIES (2.5%)
Black Hills Corp.                    25,200       739
IPALCO Enterprises, Inc.             27,800       952
LG&E Energy Corp.                    30,800       683
New Century Energies, Inc.           21,400       889
* Nextel Communications, Inc.,
  Class A                            52,500     1,516
Pinnacle West Capital Corp.          23,700       797
-----------------------------------------------------
GROUP TOTAL                                     5,576
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $172,425)           214,103
-----------------------------------------------------
UNIT TRUST (0.9%)
-----------------------------------------------------
S&P 400 Mid-Cap Depository
  Receipts (Cost $2,051)             32,100     2,070
-----------------------------------------------------


                                       FACE
                                     AMOUNT     VALUE
                                      (000)    (000)!
-----------------------------------------------------
CASH EQUIVALENT (2.6%)
-----------------------------------------------------
REPURCHASE AGREEMENT (2.6%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97, to
  be repurchased at $5,793,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at
  $5,847 (Cost $5,792)            $   5,792  $  5,792
-----------------------------------------------------
TOTAL INVESTMENTS (100.2%) (Cost $180,268)    221,965
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
Dividends Receivable                              109
Interest Receivable                                 1
Receivable for Investments Sold                   785
Receivable for Fund Shares Sold                 1,556
Other Assets                                        3
Payable for Investments Purchased              (2,510)
Payable for Fund Shares Redeemed                   (1)
Payable for Administrative Fees                   (14)
Payable for Investment Advisory Fees             (337)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                      (2)
Other liabilities                                 (57)
                                             --------
                                                 (467)
-----------------------------------------------------
NET ASSETS (100%)                            $221,498
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 10,103,104 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $220,260
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  21.80
-----------------------------------------------------
INVESTMENT CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 56,951 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)               $  1,238
-----------------------------------------------------
NET ASSET VALUE PER SHARE                    $  21.75
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid In Capital                              $157,584
Undistributed Net Investment Income (Loss)        310
Undistributed Realized Net Gain (Loss)         21,907
Unrealized Appreciation (Depreciation) on
  Investment Securities                        41,697
-----------------------------------------------------
NET ASSETS                                   $221,498
-----------------------------------------------------
!    See Note A1 to Financial Statements.
*    Non-income producing security.
@    Value is less than $500.
ADR  American Depositary Receipt

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EMERGING MARKETS
PORTFOLIO

STATEMENT OF NET ASSETS
COMMON STOCKS (76.2%)

-----------------------------------------------------
                                               VALUE
      SEPTEMBER 30, 1997           SHARES     (000)!
-----------------------------------------------------
ARGENTINA (3.2%)
YPF SA ADR                            19,500  $   719
-----------------------------------------------------
BRAZIL (7.4%)
Light Participacoes SA             2,500,000      890
* Multicanal Participacoes SA
  ADR                                 48,900      520
Telebras SA                        2,361,000      273
-----------------------------------------------------
GROUP TOTAL                                     1,683
-----------------------------------------------------
HONG KONG (1.8%)
* China Southern Airlines Co.,
  Ltd. ADR                            13,600      406
-----------------------------------------------------
INDIA (13.0%)
Bajaj Auto Ltd.                       27,000      412
East India Hotels Ltd.                24,000      251
Hindustan Lever Ltd.                   2,704      100
Indian Petrochemicals Corp.,
  Ltd.                               131,000      413
ITC Ltd.                               5,633       92
Mahanagar Telephone Nigam Ltd.       134,000      953
Reliance Industries Ltd.              74,820      746
-----------------------------------------------------
GROUP TOTAL                                     2,967
-----------------------------------------------------
INDONESIA (6.7%)
Enseval PuTera Mega                  866,000      142
Gulf Indonesia Resources Ltd.         12,900      287
Hanjaya Mandala Sampoerna
  (Foreign)                          153,000      316
Lippo Securities                   1,650,000      245
Pabrik Kertas Tjiwi Kimia            343,500      191
Sinar Mas Multiartha (Foreign)       166,600       44
Unilever Indonesia (Foreign)          29,000      306
-----------------------------------------------------
GROUP TOTAL                                     1,531
-----------------------------------------------------
ISRAEL (7.3%)
Bank Hapoalim Ltd.                   240,000      557
Elron Electronic Industries
  Ltd.                                10,000      184
First International Bank of
  Israel Ltd., Class 1                 3,300      439
Supersol Ltd.                        150,000      488
-----------------------------------------------------
GROUP TOTAL                                     1,668
-----------------------------------------------------
KOREA (1.8%)
LG International Corp.                60,938      419
-----------------------------------------------------


                                                VALUE
                                      SHARES   (000)!
-----------------------------------------------------
MEXICO (21.1%)
ALFA SA de C.V., Class A             121,000  $ 1,138
Cemex SA de C.V., Series B           125,000      749
Coca-Cola Femsa SA ADR                12,000      697
Grupo Mexico SA, Series B            137,000      554
* Grupo Posadas SA, Series A         969,000      749
Organizacion Soriana SA de
  C.V., Series B                     232,000      920
-----------------------------------------------------
GROUP TOTAL                                     4,807
-----------------------------------------------------
RUSSIA (2.3%)
* Lukoil Holding ADR                   5,300      521
-----------------------------------------------------
SINGAPORE (2.3%)
* Creative Technology Ltd.            20,900      534
-----------------------------------------------------
THAILAND (4.1%)
Hana Microelectronics Public
  Co., Ltd. (Foreign)                105,000      360
Ruam Pattana Fund II (Foreign)       830,600      167
* Sub-Thawee Fund                    785,400      407
-----------------------------------------------------
GROUP TOTAL                                       934
-----------------------------------------------------
TURKEY (3.5%)
Yapi ve Kredi Bankasi AS          32,397,000      809
-----------------------------------------------------
UNITED KINGDOM (1.7%)
Lonrho PLC                           210,000      392
-----------------------------------------------------
TOTAL COMMON STOCKS (Cost $15,931)             17,390
-----------------------------------------------------
PREFERRED STOCKS (11.8%)
-----------------------------------------------------
BRAZIL (11.8%)
Banco Itau SA                      1,391,000      899
* CESP                            14,950,000    1,267
Telebras SA                        2,119,700      274
Votorantim Celulose e Papel SA     9,400,000      262
-----------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $1,498)            2,702
-----------------------------------------------------
WARRANT (0.0%)
-----------------------------------------------------
INDONESIA (0.0%)
* Sinar Mas Multiartha
  (Foreign), expiring 11/28/01
  (Cost $0)                           12,495        1
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

EMERGING MARKETS
PORTFOLIO
                                       NO. OF       VALUE
(CONT'D)                             CONTRACTS      (000)!
---------------------------------------------------------
PURCHASED OPTIONS (4.7%)
---------------------------------------------------------
KOREA (4.7%)
Pohang Iron & Steel Co. Call
  Option, expiring 9/4/99,
  strike price $0.01                   6,720      $   413
Shinhan Bank Call Option,
  expiring 9/4/99, strike
  price $0.01                         21,450          180
SK Telecom Co., Ltd. Call
  Option, expiring 9/4/99,
  strike price $0.01                   1,019          479
---------------------------------------------------------
TOTAL PURCHASED OPTIONS (Cost $1,603)               1,072
---------------------------------------------------------
FOREIGN CURRENCY (0.1%)
---------------------------------------------------------

                                           FACE
                                         AMOUNT
                                          (000)
                                       --------
@ Hong Kong Dollar             HKD            2       --
Indian Rupee                   INR          489       13
Indonesian Rupiah              IDR        2,163        1
Israeli Shekel                 ILS            7        2
Singapore Dollar               SGD            2        1
--------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $18)                     17
--------------------------------------------------------
CASH EQUIVALENTS (8.4%)
--------------------------------------------------------

U.S. TREASURY SECURITY (0.8%)
(dd) U.S. Treasury Bill
  11/20/97                            $     170      169
--------------------------------------------------------
REPURCHASE AGREEMENT (7.6%)
Chase Securities, Inc. 5.90%, dated
  9/30/97, due 10/1/97, to be
  repurchased at $1,738,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at $1,754       1,738    1,738
--------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $1,907)               1,907
--------------------------------------------------------
TOTAL INVESTMENTS (101.2%) (Cost $20,957)         23,089
--------------------------------------------------------

                                                   VALUE
                                                  (000)!
--------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
Foreign Currency Held as Collateral on Futures
  Contracts (Cost $60)                           $    60
Dividends Receivable                                  30
Receivable for Withholding Tax Reclaim                 1
Unrealized Gain on Futures Contracts                  18
Other Assets                                           2
Payable for Investments Purchased                   (252)
Payable for Investment Advisory Fees                 (47)
Payable for Administrative Fees                       (1)
Accrued Foreign Capital Gains Taxes                  (38)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (1)
Other Liabilities                                    (53)
                                                 -------
                                                    (281)
--------------------------------------------------------
NET ASSETS (100%)                                $22,808
--------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------
NET ASSETS
Applicable to 1,838,162 outstanding shares of
  beneficial interest (unlimited authorization,
  no par value)                                  $22,808
--------------------------------------------------------
NET ASSET VALUE PER SHARE                        $ 12.41
--------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                  $17,829
Undistributed Net Investment Income (Loss)            91
Undistributed Realized Net Gain (Loss)             2,776
Unrealized Appreciation (Depreciation) on:
  Investment Securities (Net of Foreign Capital
    Gain Tax of $38)                               2,095
  Foreign Currency Transactions                       (1)
  Futures                                             18
--------------------------------------------------------
NET ASSETS                                       $22,808
--------------------------------------------------------
!    See Note A1 to Financial Statements.
*    Non-income producing security.
(dd) A portion of these securities was pledged to cover
      margin requirements for futures contracts.
@    Value is less than $500.
ADR  American Depositary Receipt

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO
STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (97.9%)

(UNLESS OTHERWISE NOTED)

-------------------------------------------------------
                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
SEPTEMBER 30, 1997    & POOR'S)      (000)      (000)!
-------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (9.5%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 7/20/27          Agy    $ 118,000  $  118,885
  November TBA
   6.00%, 11/20/27         Agy      195,000     196,158
-------------------------------------------------------
GROUP TOTAL                                     315,043
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (11.4%)
Federal Home Loan
  Mortgage Corporation
  Conventional Pools:
   9.50%, 10/1/16          Agy        1,825       1,976
   10.00%, 11/1/20         Agy       10,800      11,786
   10.50%, 4/1/11-10/1/20  Agy        3,958       4,415
   11.00%, 9/1/15-9/1/20   Agy        6,620       7,431
   11.25%,
     10/1/11-12/1/15       Agy        1,674       1,885
   11.50%, 1/1/11-12/1/15  Agy          169         193
   11.75%, 4/1/19          Agy          175         199
   12.50%, 8/1/13          Agy           19          22
   13.00%, 6/1/19          Agy           57          65
   14.75%, 3/1/10          Agy           35          41
  Gold Pools:
   7.00%, 9/1/23-6/1/25    Agy       53,789      53,881
   7.50%, 2/1/27-6/1/27    Agy        1,697       1,730
   9.50%, 10/1/17-1/1/21   Agy        8,719       9,507
   10.00%, 10/1/20         Agy        4,282       4,732
   10.50%, 8/1/19-4/1/21   Agy        1,875       2,085
Federal National Mortgage
  Association
  Conventional Pools:
   9.50%, 7/1/16           Agy        2,861       3,109
   10.00%, 10/1/07-4/1/27  Agy       11,117      12,186
   10.50%, 6/1/10-11/1/20  Agy        7,128       7,984
   10.75%, 2/1/11          Agy           45          50
   11.00%, 1/1/16-11/1/20  Agy        5,689       6,411
   11.50%, 11/1/15-2/1/20  Agy        6,165       7,035
   12.00%, 4/1/15          Agy           55          64
   12.50%, 5/1/12          Agy        1,126       1,313
Government National
  Mortgage Association
  Various Pools:
   7.00%,
     12/15/22-12/15/23     Agy       95,712      96,047
   10.00%,
     11/15/09-3/15/27      Agy       57,669      63,908
   10.50%,
     2/15/13-8/15/26       Agy       21,996      24,748
   11.00%,
     12/15/09-5/15/26      Agy       44,689      51,052
   11.50%,
     7/20/15-9/20/19       Agy          520         580
   12.00%,
     4/15/12-3/15/16       Agy        1,530       1,775
-------------------------------------------------------
GROUP TOTAL                                     376,210
-------------------------------------------------------

                       !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)      (000)      (000)!
-------------------------------------------------------
ASSET BACKED CORPORATES (5.3%)
Advanta Mortgage Loan
  Trust, Series 97-3 A2
   6.61%, 4/25/12          AAA    $  13,000  $   13,022
Arcadia Auto, Series 97-C
  A4
   6.375%, 1/15/03         AAA       15,280      15,341
(+) Aegis Auto
  Receivables Trust,
  Series 95-1 A
   8.60%, 3/20/02          N/R           43          43
## Airplanes Pass Through
  Trust, Series 1 B
   6.756%, 3/15/19         A          5,816       5,830
ALPS,
  Series:
  94-1 A4 CMO
   7.80%, 9/15/04          AA         5,900       6,039
  94-1 C2 CMO
   9.35%, 9/15/04          BBB        4,975       5,116
CIT Group Home Equity
  Loan Trust, Series 97-1
  A3
   6.25%, 9/15/01          AAA        9,625       9,629
Commercial Financial
  Services, Inc., Series
  97-5 A1
   7.72%, 6/15/05          A          8,225       8,221
(+) Federal Mortgage
  Acceptance Corp., Loan
  Receivables Trust,
  Series 96-B A1
   7.629%, 11/1/18         A          5,422       5,530
First Plus Home Loan
  Trust, Series:
  97-3 A2
   6.48%, 9/10/08          AAA        9,590       9,612
  97-3 A3
   6.57%, 10/10/10         AAA        8,860       8,895
Honda Auto Receivables
  Grantor Trust, Series
  97-A A
   5.85%, 2/15/03          AAA       28,307      28,283
(+) Long Beach Auto,
  Series 97-2 A
   6.69%, 9/25/04          AAA       12,076      12,078
(+) NAL Auto Trust,
  Series:
   96-4 A
   6.90%, 12/15/00         N/R        3,968       3,943
   97-2 A
   7.75%, 9/15/02          N/R        9,086       9,095
(+) National Car Rental
  Financing Ltd., Series
  96-1 A4
   7.35%, 10/20/03         N/R        8,025       8,223
Old Stone Credit Corp,
  Series 92-3 B1
   6.35%, 9/25/07          AAA           10          10

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO
                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
(CONT'D)              & POOR'S)      (000)      (000)!
-------------------------------------------------------
Security Pacific Home
  Equity Trust, Series
  91-AB
   10.50%, 3/10/06         A+     $   3,073  $    3,075
(+) Team Fleet Financing
  Corp., Series 96-1A
   6.65%, 12/15/02         A-         4,800       4,805
WFS Financial Owner
  Trust, Series 97-C A3
   6.01%, 3/20/02          AAA       17,350      17,331
-------------------------------------------------------
GROUP TOTAL                                     174,121
-------------------------------------------------------
ASSET BACKED MORTGAGES (1.1%)
Advanta Mortgage Loan
  Trust, Series 96-2 A5
   8.08%, 6/25/27          AAA        8,940       9,297
Champion Home Equity Loan
  Trust, Series 96-2 A4
   8.00%, 9/25/28          AAA        6,800       7,091
Cityscape Home Equity
  Loan Trust,
  Series:
  96-3 YMA
   10/25/26                N/R      165,603         223
  96-3 A IO
   1.00%, 10/25/26         N/R      140,679       3,487
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28          AAA      139,666       3,670
  96-4 A12 IO
   1.05%, 1/15/28          AAA       45,114       1,186
  sec. 96-4 A12 YMA
   1/15/28 (acquired
   12/16/96, cost $83)     AAA       56,415          83
  (+) 96-4 A12 YMA
   1/15/28                 AAA      169,152         252
  97-1 A10 YMA
   3/15/28                 N/R      168,379         235
  97-1 A10 I IO
   1.10%, 3/15/28          AAA      164,485       4,503
IMC Home Equity Loan
  Trust, Series 96-3 A7
   8.05%, 8/25/26          AAA        6,717       6,998
-------------------------------------------------------
GROUP TOTAL                                      37,025
-------------------------------------------------------
                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)      (000)      (000)!
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (2.6%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  1415 S Inv Fl IO CMO
   18.813%, 11/15/07       Agy    $   3,111  $    1,434
  1476 S Inv Fl IO
   REMIC PAC
   4.363%, 2/15/08         Agy       29,318       3,419
  1485 S Inv Fl IO
   REMIC
   3.913%, 3/15/08         Agy       28,037       2,487
  1600 SA Inv Fl IO
   REMIC
   2.313%, 10/15/08        Agy       59,012       3,263
  1709 H PO REMIC
   1/15/24                 Agy          801         409
  1750 C PD PO REMIC
   3/15/24                 Agy        1,206         856
  1813 K PO
   2/15/24                 Agy          795         547
  1844 PC PO
   3/15/24                 Agy        1,460         922
  1887 I PO
   10/15/22                Agy          860         577
  1950 Inv Fl IO
   2.313%, 10/15/22        Agy        1,550         142
  90-129 H PAC
   8.85%, 3/15/21          Agy           80          87
  90-1007 F Inv Fl
   21.795%, 1/15/20        Agy            1           1
  92-1398 I Inv Fl REMIC
   10.304%, 10/15/07       Agy        2,471       2,786
  93-149 O PO REMIC
   8/25/23                 Agy        1,733       1,100
Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl CMO
   28.975%, 9/25/20        Agy        1,348       2,099
  92-186 S Inv Fl IO CMO
   3.363%, 10/25/07        Agy       55,194       4,741
  93-205 G PO REMIC
   9/25/23                 Agy        4,363       2,812
  93-235 H PO REMIC
   9/25/23                 Agy        1,744       1,364
  96-11 V PO REMIC
   9/25/23                 Agy       12,280       8,278
  96-14 PC PO REMIC
   12/25/23                Agy        1,385         797
  96-37 H PO REMIC
   8/25/23                 Agy        8,563       6,365
  96-46 PB PO REMIC
   9/25/23                 Agy        1,425         954
  96-54 N PO REMIC
   7/25/23                 Agy        1,025         766
  96-54 O PO REMIC
   11/25/23                Agy        1,145         713

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS      FACE
                       (STANDARD     AMOUNT      VALUE
(CONT'D)               & POOR'S)      (000)      (000)!
-------------------------------------------------------
  96-68 SC Inv Fl IO
   REMIC
   2.475%, 1/25/24         Agy    $  11,695  $    1,419
  97-7 AE PO REMIC
   2/15/23                 Agy        4,943       3,566
  97-30 Inv Fl IO REMIC
   2.281%, 7/25/22         Agy          465          43
  282 1 PO
   5/15/24                 Agy       27,242      18,669
  287 1 PO
   12/17/07                Agy       19,282      12,618
  G92-53 S Inv Fl IO
   REMIC
   32.625%, 9/25/22        Agy        2,561       2,123
Government National
  Mortgage Association,
  Series:
  96-12 S Inv Fl IO
   2.813%, 6/16/26         Agy        2,091         145
  96-13 S Inv Fl IO
   3.65%, 7/16/11          Agy          819          71
  96-17 S Inv Fl IO REMIC
   2.863%, 8/16/26         Agy        1,019          73
Kidder Peabody Mortgage
  Assets Trust,
  Series:
  87-B IO
   9.50%, 4/22/18          AAA           86          26
  87-B PO
   4/22/18                 AAA           86          64
Morgan Stanley
  Mortgage Trust, Series
  88-28 8 PAC
   9.40%, 10/1/18          AAA           75          78
-------------------------------------------------------
GROUP TOTAL                                      85,814
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (6.1%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21         AAA        6,566       6,974
Capstead Mortgage Corp.
   7.25%, 9/15/27          AAA       12,275      12,270
Citicorp Mortgage
  Securities, Inc.,
  Series 93-9 A1
   7.00%, 3/25/20          AAA           55          56
CMC Securities Corp. IV,
  Series 94-G A4
   7.00%, 9/25/24          AAA        5,937       5,673
Countrywide Funding
  Corp., Series 94-12 A10
   7.00%, 5/25/24          AAA          510         492
DLJ Mortgage
  Acceptance Corp.,
  Series:
  ( 7/8) 97-CF1 A1B
   7.60%, 5/15/30          AAA       11,650      12,349

                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)      (000)      (000)!
-------------------------------------------------------
  (+) 97-CF1 S IO
   1.097%, 5/15/30         AAA    $  74,739  $    4,971
  97-CF2 A1B
   6.82%, 10/15/30         AAA       19,725      19,860
sec. First Boston
  Mortgage Corp., Series
  92-4 B1
   8.125%, 10/25/22
   (acquired 1/25/93-
   12/9/93, cost $3,945)   A          4,157       4,242
GE Capital Mortgage
  Services, Inc., Series
  94-24 A4
   7.00%, 7/25/24          AAA        8,138       7,798
J. P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29         AAA       14,750      15,071
sec.## Kidder Peabody
  Funding Corp.,
  Series 92-4 B2
   8.467%, 5/28/22
   (acquired
   8/5/92-8/29/97, cost
   $3,770)                 N/R        3,758       3,755
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03          AAA        2,715       2,949
PNC Mortgage Securities
  Corp.,
  Series 96-1 B1
   7.50%, 6/25/26          AA           138         140
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  sec. 90-5 A3
   9.50%, 5/25/05
   (acquired
   4/19/90-11/30/94, cost
   $806)                   AAA          847         847
  + 92-33 B1
   7.50%, 11/15/22         Aa3          120         116
  (+)+ 92-A 2B4
   7.90%, 4/28/22          A1        11,188      10,950
  sec.+ 93-17 B1
   6.50%, 3/1/23
   (acquired
   4/14/93-10/13/94, cost
   $6,316)                 A2         6,604       6,507
  (+)# 94-A 3B5
   6.802%, 4/28/24         N/R       11,307      10,915
  (+) 94-A 3B3
   6.803%, 4/28/24         N/R          410         397
Residential Accredit
  Loans, Inc.,
  Series:
  97-Q52 A8
   7.75%, 3/25/27          AAA        5,540       5,708
  + 97-QS1 A11
   7.50%, 2/25/27          Aaa       10,466      10,594
  97-QS3
   7.75%, 4/25/27          AAA       11,980      12,327

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO
                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
(CONT'D)              & POOR'S)      (000)      (000)!
-------------------------------------------------------
  97-QS4 A7
   7.75%, 5/25/27          AAA    $  13,000  $   13,399
Residential Funding
  Mortgage Securities
  Co., Inc.,
  Series:
  92-S15 A5
   8.00%, 5/25/07          AAA           14          13
  93-MZ3 A2
   6.97%, 8/28/23          N/R        7,821       7,616
  94-S1 A19
   6.75%, 1/25/24          AAA       11,625      11,313
Rural Housing Trust,
  Series 87-1M
   3.33%, 4/1/26           A-         5,439       5,184
Ryland Mortgage
  Securities Corp.,
  Series:
  + 93-4 A9
   7.50%, 8/25/24          Aaa          400         401
  94-7B 4A2
   7.50%, 8/25/25          AAA        7,500       7,520
Saxon Mortgage Securities
  Corp.,
  Series 93-8A A6
   7.375%, 9/25/23         AAA          235         233
-------------------------------------------------------
GROUP TOTAL                                     200,640
-------------------------------------------------------
COMMERCIAL MORTGAGES (8.2%)
+ American Southwest
  Financial Securities
  Corp.,
  Series 95-C1 A1B
   7.40%, 11/17/04         Aaa        8,075       8,349
Asset Securitization
  Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29          AAA       39,417      40,560
  (+)+ 96-D3 A1C
   7.40%, 10/13/26         Aaa        8,060       8,470
  96-MD6 A1C
   7.04%, 11/13/26         AAA        8,210       8,438
Beverly Finance Corp.
   8.36%, 7/15/04          AA-          125         135
(+) Carousel Center
  Finance, Inc.,
  Series 1 A1
   6.828%, 11/15/07        AA         6,200       6,244
CBM Funding Corp., Series
  96-1 A3PI
   7.08%, 2/1/13           AA         7,520       7,752
(+) Creekwood Capital
  Corp., Series 95-1A
   8.47%, 3/16/15          AA         5,612       6,249
(+) Crystal Run
  Properties, Series A
   7.393%, 8/15/11         AA         8,500       8,878

                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)      (000)      (000)!
-------------------------------------------------------
CS First Boston Mortgage
  Securities Corp.,
  Series 97-C1 A1C
   7.24%, 6/20/29          AAA    $  15,010  $   15,568
DLJ Mortgage Acceptance
  Corp.,
  Series:
  (+) 95-CF2 A3
   7.05%, 12/17/27         A          3,300       3,329
  95-CF2 S2 IO
   1.645%, 12/17/27        BBB       48,300       4,389
  (+) 96-CF1 A1B
   7.58%, 3/13/28          AAA        5,350       5,639
  (+) 96-CF2 A1B
   7.29%, 11/12/21         AAA        2,320       2,404
  (+)## 96-CF2 S IO
   1.643%, 11/12/21        N/R       38,197       3,387
+## GMAC Commercial
  Mortgage Securities,
  Inc., Series 96-C1 X2
  IO
   1.96%, 3/15/21          Aaa       35,229       3,289
+ GS Mortgage Securities
  Corp.,
  Series:
  97-GL A2D
   6.94%, 7/13/30          Aaa       15,545      15,876
  97-GL X2 IO
   1.07%, 7/13/30          Aaa       37,474       2,013
(+) Lakeside Finance
  Corp.
   6.47%, 12/15/00         AA           145         145
(+) Lakewood Mall Finance
  Co., Series 95-C1 A
   7.00%, 8/13/10          AA         7,000       7,133
+ LB Commercial Conduit
  Mortgage Trust, Series
  96-C2 A
   7.416%, 10/25/26        Aaa        9,936      10,328
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C1 A3
   7.42%, 4/25/28          AAA       11,500      12,001
  96-C2 A2
   6.82%, 11/21/28         AAA        3,855       3,903
  96-C2 IO
   1.529%, 11/21/28        N/R       40,132       3,603
  97-C1 A3
   7.12%, 6/18/29          AAA       13,000      13,382
+ Midland Realty
  Acceptance Corp.,
  Series 96-C2 A2
   7.233%, 1/25/27         Aaa        6,855       7,093
Mortgage Capital Funding,
  Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27          AAA       10,750      11,094
  + 97-MC1 A3
   7.288%, 7/20/27         Aaa       14,250      14,818

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
(CONT'D)              & POOR'S)      (000)      (000)!
-------------------------------------------------------
Nomura Asset Securities
  Corp.,
  Series:
  94-MD1 A1B
   7.526%, 3/15/18         N/R    $     280  $      288
  94-MD1 A2
   7.664%, 3/15/18         N/R           65          68
  94-MD1 A3
   8.026%, 3/15/18         N/R        4,349       4,680
(+) Park Avenue Finance
  Corp., Series 97-C1 A1
   7.58%, 5/12/07          N/R       11,907      12,516
Prime Property Funding,
  Series 1 A
   6.633%, 7/23/03         AA         4,834       4,835
+ Salomon Brothers
  Mortgage Securities,
  Series 97-TZH A2
   7.174%, 3/24/22         Aa2        8,000       8,227
Sawgrass Financial,
  Series 93-A1
   6.45%, 1/20/06          AAA          155         155
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1A IO
   1.483%, 2/25/28         N/R       63,256       1,680
  96-CFL X1 IO
   1.335%, 2/25/28         N/R       64,538       3,345
  96-CFL X2 IO
   1.249%, 2/25/28         N/R       15,835         475
-------------------------------------------------------
GROUP TOTAL                                     270,738
-------------------------------------------------------
ENERGY (0.4%)
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15          A-         7,125       7,218
Mobile Energy Services
   8.665%, 1/1/17          BBB-       7,021       7,475
-------------------------------------------------------
GROUP TOTAL                                      14,693
-------------------------------------------------------
FINANCE (12.1%)
(+) Anthem Insurance
  Cos., Inc., Series A
   9.00%, 4/1/27           BBB+      17,085      18,415
(+) BankAmerica
  Institutional, Series A
   8.07%, 12/31/26         A-        18,525      19,051
(+) BT Institutional
  Capital Trust, Series A
   8.09%, 12/1/26          BBB+      16,725      16,929
(+) Corestates Capital
  Corp.
   8.00%, 12/15/26         A-        14,950      15,272
(+) Equitable Life
  Assurance Society of
  the U.S., Series 1 A
   6.95%, 12/1/05          A         15,162      15,273

                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)      (000)      (000)!
-------------------------------------------------------
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24          BBB+   $  15,620  $   16,633
(+) First Chicago NBD
  Corp., Series A
   7.95%, 12/1/26          A-        20,100      20,302
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26          BBB+      23,710      24,302
(+) Florida Property &
  Casualty
   7.375%, 7/1/03          A-         8,700       8,981
(+) Florida Windstorm
   6.70%, 8/25/04          A-        19,575      19,513
(+)+ Home Ownership
  Funding Corp.,
   13.331% (Preferred
   Stock)                  Aaa    (1)63,625      61,744
(+) John Hancock Surplus
  Note
   7.375%, 2/15/24         AA-       18,260      18,247
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23          AA        12,200      11,871
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24          A+        13,160      12,950
NB Capital Trust
   8.25%, 4/15/27          A-        13,975      14,730
(+) New York Life
  Insurance Co.
   7.50%, 12/15/23         AA         6,105       6,042
PNC Institutional
  Capital, Series A
   7.95%, 12/15/26         BBB+      17,675      17,752
(+) Prime Property
  Funding
   6.80%, 8/15/02          A          6,485       6,520
   7.00%, 8/15/04          A          6,720       6,790
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26         A          9,800       9,989
  B
   8.035%, 3/15/27         A          6,575       6,759
Washington Mutual Capital
   8.375%, 6/1/27          BBB-       4,775       5,010
Wells Fargo Capital,
  Series:
  (+) A
   8.125%, 12/1/26         BBB       16,875      17,361
  B
   7.95%, 12/1/26          BBB+       1,900       1,915
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13           AA-       10,369      10,480
  96 WFP-D
   6.95%, 9/1/13           AA-       16,625      16,833
-------------------------------------------------------
GROUP TOTAL                                     399,664
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO
                       !!RATINGS      FACE
                       (STANDARD     AMOUNT      VALUE
(CONT'D)               & POOR'S)      (000)      (000)!
-------------------------------------------------------
FOREIGN GOVERNMENTS (0.9%)
Government of Germany
   7.375%, 1/3/05          AAA    DEM 45,775 $   29,100
-------------------------------------------------------
INDUSTRIALS (3.5%)
## Blue Bell Funding
   11.85%, 5/1/99          BB-    $   4,542       4,655
DR Securitized Lease
  Trust,
  Series:
  93-K1 A1
   6.66%, 8/15/10          BB-        9,247       8,426
  93-K1 A2
   7.43%, 8/15/18          BB-          260         226
  94-K1 A1
   7.60%, 8/15/07          BB-        7,075       6,882
DR Structured Finance,
  Series 94-K2
   9.35%, 8/15/19          BB-        3,795       3,845
(+) Entertainment
  Properties,
   14.253% (Preferred
   Stock)                  BBB-   (1)10,200       9,811
(+) HMH Properties, Inc.
   8.875%, 7/15/07         BB-        3,450       3,540
Kmart Corp.
   7.75%, 10/1/12          B+           160         150
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10           BB-        3,500       3,572
News America Holdings
   8.875%, 4/26/23         BBB       12,030      13,309
   7.75%, 1/20/24          BBB        2,425       2,392
(+) Oxymar
   7.50%, 2/15/16          BBB        5,520       5,516
Paramount Communications,
  Inc.
   8.25%, 8/1/22           BB+       23,577      23,278
Philip Morris Cos., Inc.
   6.375%, 2/1/06          A            170         164
Rhone-Poulenc Rorer,
  Inc., Series 92-A 3
   8.62%, 1/5/21           BBB+       7,950       8,698
Scotia Pacific Holding
  Co.
   7.95%, 7/20/15          BBB        6,940       7,258
Southland Corp.
   5.00%, 12/15/03         BB+       11,148       9,615
Tier One Properties,
   11.095% (Preferred
   Stock)                  A       (1)4,650       4,556
-------------------------------------------------------
GROUP TOTAL                                     115,893
-------------------------------------------------------

                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)      (000)      (000)!
-------------------------------------------------------
NON-AGENCY FIXED RATE MORTGAGES (0.0%)
sec. Household Bank,
  Series 85-1
   7.94%, 5/1/02
   (acquired 6/22/94,
   cost $259)              N/R    $     274  $      275
sec.## Magnolia Federal
  Bank, Series 84-2
   9.111%, 10/1/07
   (acquired 5/1/87, cost
   $793)                   N/R          843         865
-------------------------------------------------------
GROUP TOTAL                                       1,140
-------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.3%)
Bank of America, Series A
   8.375%, 5/1/07          AAA           17          17
(+) DLJ Mortgage
  Acceptance Corp.,
  Series 93-MF7 A1
   7.40%, 6/18/03          AAA          112         115
## Resolution Trust
  Corp., Series 92-5 C
   8.618%, 1/25/26         AA         4,479       4,518
Ryland Acceptance Corp.
  IV, Series 79-A
   6.65%, 7/1/11           AA         4,712       4,539
+ Town & Country Funding
  Corp., Series A
   5.85%, 8/15/98          Aa2          550         549
-------------------------------------------------------
GROUP TOTAL                                       9,738
-------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
  AGENCY COLLATERAL SERIES (1.2%)
Federal National Mortgage
  Association,
  Series:
  249 1 PO
   10/25/23                Agy       39,071      25,818
  254 1 PO
   1/1/24                  Agy        4,735       3,392
  260 1 PO
   4/1/24                  Agy        6,307       4,481
  93-146 G PO REMIC
   5/25/23                 Agy        5,411       3,546
  93-243 C PO REMIC
   11/25/23                Agy        1,192         920
  93-M2 B IO REMIC
   2.575%, 11/25/23        Agy          250          14

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
(CONT'D)              & POOR'S)      (000)      (000)!
-------------------------------------------------------
  96-27 A PO REMIC
   10/25/23                Agy    $     155  $       68
First Boston Mortgage
  Securities Corp.,
  Series 87-B2 IO
   8.985%, 4/25/17         AAA           67          19
-------------------------------------------------------
GROUP TOTAL                                      38,258
-------------------------------------------------------
TELEPHONES (1.2%)
Rogers Cablesystems Ltd.
   10.00%, 3/15/05         BB+        7,615       8,348
Tele-Communications, Inc.
   9.25%, 1/15/23          BBB-      16,515      17,773
   8.75%, 2/15/23          BBB-       3,160       3,268
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07           B         12,270       9,601
-------------------------------------------------------
GROUP TOTAL                                      38,990
-------------------------------------------------------
TRANSPORTATION (0.3%)
(+) Jet Equipment Trust,
  Series:
  95-A A11
   10.00%, 6/15/12         A+           275         341
  95-5A C
   10.69%, 11/1/13         BBB        8,320      10,530
-------------------------------------------------------
GROUP TOTAL                                      10,871
-------------------------------------------------------
U.S. TREASURY SECURITIES (28.4%)
U.S. Treasury Bond
   8.75%, 8/15/20          Tsy      139,435     176,777
U.S. Treasury Notes
   6.25%, 5/31/99          Tsy      239,800     241,524
   6.75%, 6/30/99          Tsy      136,800     138,937
   6.875%, 7/31/99         Tsy       15,000      15,267
   (dd) 7.125%, 9/30/99    Tsy      223,000     228,434
   3.375%, 1/15/07
    (Inflation Indexed)    Tsy      108,694     106,621
U.S. Treasury Strips, PO
   11/15/18                Tsy      125,000      31,584
   2/15/19                 Tsy        5,000       1,243
-------------------------------------------------------
GROUP TOTAL                                     940,387
-------------------------------------------------------
UTILITIES (0.2%)
(+) Edison Mission Energy
  Funding Corp., Series B
   7.33%, 9/15/08          BBB        7,125       7,328
-------------------------------------------------------
YANKEE (5.2%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08         BBB       18,400      18,776

                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
                      & POOR'S)      (000)      (000)!
-------------------------------------------------------
AST Research, Inc.
   7.45%, 10/1/02          A-     $  12,500  $   12,449
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07         BBB-      10,100      10,307
(+) Israel Electric
  Corp., Ltd.
   7.25%, 12/15/06         A-         7,925       8,030
Korea Development Bank
   7.375%, 9/17/04         AA-       11,360      11,451
National Power Corp.
   7.875%, 12/15/06        BB+       11,080      10,807
   8.40%, 12/15/16         BB+        7,525       7,220
(+) Paiton Energy Funding
   9.34%, 2/15/14          BBB-       9,395      10,304
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06        A+        11,850      11,745
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17           BBB       16,420      17,341
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14         BBB+      18,340      19,917
## Republic of Argentina
   5.00%, 3/31/23          BB        16,320      12,322
Republic of Argentina
  Par, Series L, 'Euro'
   5.50%, 3/31/23          BB         4,160       3,141
Republic of Colombia
   8.70%, 2/15/16          BBB-       8,855       9,025
United Mexican States,
  Series A
   6.25%, 12/31/19         BB        10,975       9,096
-------------------------------------------------------
GROUP TOTAL                                     171,931
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $3,179,704)                                 3,237,584
-------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------
                                   SHARES
                                   ------
@ United Mexican States Recovery
  Rights, expiring 6/30/03
  (Cost $0)                (1)    25,575,000         --
-------------------------------------------------------
STRUCTURED INVESTMENT (0.1%)-SEE NOTE A7
-------------------------------------------------------
                                       FACE
                                     AMOUNT
                                      (000)
                                   --------
Morgan Guaranty Trust
  Company, 11/20/05;
  monthly payments equal
  to 1% per annum of the
  outstanding notional
  balance, indexed to
  GNMA ARM pools
  (Cost $6,212)            N/R    $ 156,321       4,513
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO
                      !!RATINGS      FACE
                      (STANDARD     AMOUNT      VALUE
(CONT'D)              & POOR'S)      (000)      (000)!
-------------------------------------------------------
INTEREST RATE CAPS (0.1%)-SEE NOTE A6
-------------------------------------------------------
Bankers Trust Co., Inc.,
  terminating 10/15/99,
  to receive on 10/15/99
  the excess, as measured
  on 10/15/98, of 12
  month LIBOR over 6.34%
  multiplied by the
  notional amount.         N/R    $   2,800    $      8
J.P. Morgan and Co.,
  Inc., terminating
  10/15/99, to receive on
  10/15/99 the excess, as
  measured on 10/15/98,
  of 12 month LIBOR over
  6.34% multiplied by the
  notional amount.         N/R      778,400       2,355
-------------------------------------------------------
GROUP TOTAL (Premium Paid $3,301)                 2,363
-------------------------------------------------------
CASH EQUIVALENTS (23.2%)
-------------------------------------------------------
Short-term Investments
  Held as Collateral for
  Loaned Securities
    (16.5%)                         544,483     544,483
-------------------------------------------------------
COMMERCIAL PAPER (3.8%)
American Express Credit
  Corp.
   5.50%, 10/17/97                   30,000      29,927
Atlantic Asset
  Securitization Corp.
   5.57%, 10/16/97                   20,000      19,954
Delaware Funding Corp.
   5.50%, 10/14/97                   50,000      49,900
John Deere Capital Corp.
   5.53%, 10/7/97                    25,000      24,977
-------------------------------------------------------
GROUP TOTAL                                     124,758
-------------------------------------------------------
AGENCY FLOATING RATE MORTGAGE (0.0%)
## Federal Home Loan
  Mortgage Corporation
   2/15/24                              135         135
-------------------------------------------------------
DISCOUNT NOTE (0.7%)
Federal National Mortgage
  Association
   10/30/97                          25,000      24,890
-------------------------------------------------------
U.S. TREASURY SECURITY (0.0%)
U.S. Treasury Bill
   11/13/97                             235         234
-------------------------------------------------------

                                      FACE
                                     AMOUNT      VALUE
                                      (000)      (000)!
-------------------------------------------------------
REPURCHASE AGREEMENT (2.2%)
Chase Securities, Inc. 5.90%
  dated 9/30/97, due 10/1/97, to
  be repurchased at $71,792,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at
  $72,456                         $  71,780  $   71,780
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $766,280)          766,280
-------------------------------------------------------
TOTAL INVESTMENTS (121.3%) (Cost
  $3,955,497)                                 4,010,740
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-21.3%)
Cash                                                  1
Dividends Receivable                              2,973
Interest Receivable                              35,743
Receivable for Investments Sold                  41,860
Receivable for Fund Shares Sold                  16,011
Unrealized Gain on Swap Agreements                   54
Receivable for Daily Variation on Futures
  Contracts                                         170
Other Assets                                         67
Payable for Investments Purchased              (251,715)
Payable for Fund Shares Redeemed                   (797)
Payable for Investment Advisory Fees             (2,920)
Payable for Administrative Fees                    (212)
Payable for Shareholder Servicing
  Fees-Investment Class                              (1)
Payable for Distribution Fees-Adviser Class         (14)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (57)
Unrealized Loss on Forward Foreign Currency
  Contracts                                        (454)
Collateral on Securities Loaned, at Value      (544,483)
Other Liabilities                                  (769)
                                             ----------
                                               (704,543)
-------------------------------------------------------
NET ASSETS (100%)                            $3,306,197
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 263,471,478 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)               $3,219,987
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    12.22
-------------------------------------------------------
INVESTMENT CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 779,333 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)               $    9,527
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    12.22
-------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                  VALUE
                                                 (000)!
-------------------------------------------------------
ADVISER CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 6,275,192 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)               $   76,683
-------------------------------------------------------
NET ASSET VALUE PER SHARE                    $    12.22
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                              $3,155,536
Undistributed Net Investment Income (Loss)       57,872
Undistributed Realized Net Gain (Loss)           40,102
Unrealized Appreciation (Depreciation) on:
  Investment Securities                          55,243
  Foreign Currency Transactions                    (534)
  Futures and Swaps                              (2,022)
-------------------------------------------------------
NET ASSETS                                   $3,306,197
-------------------------------------------------------

---------------------------------------------------------

sec.   Restricted Security-Total market value of
        restricted securities owned at September 30, 1997
        was $16,574 or 0.5% of net assets.
!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public sale
        may exist.
(dd)   A portion of these securities was pledged to cover
        margin requirements for futures contracts.
+      Moody's Investor Service, Inc. rating. Security is
        not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of September 30,
        1997. Maturity date disclosed is the ultimate
        maturity.
##     Variable or floating rate security-rate disclosed
        is as of September 30, 1997.
(1)    Amount represents shares held by the Portfolio.
@      Value is less than $500.
Inv Fl Inverse Floating Rate-Interest rate fluctuates with
        an inverse relationship to an associated interest
        rate. Indicated rate is the effective rate at
        September 30, 1997.
CMO    Collateralized Mortgage Obligation
DEM    German Mark
IO     Interest Only
N/R    Not rated by Moody's Investor Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See Note
        A8 to Financial Statements.
YMA    Yield Maintenance Agreement

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DOMESTIC FIXED INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (96.9%)

-------------------------------------------------------
                         !!RATINGS     FACE
                         (STANDARD    AMOUNT     VALUE
SEPTEMBER 30, 1997       & POOR'S)     (000)    (000)!
-------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (10.5%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 8/20/27-9/20/27     Agy    $   7,900  $ 7,959
  November TBA
   6.00%, 11/20/27            Agy        2,225    2,238
-------------------------------------------------------
GROUP TOTAL                                      10,197
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (12.7%)
Federal Home Loan Mortgage
  Corporation
  Conventional Pools:
   10.00%, 9/1/17-11/1/20     Agy          760      830
   10.50%, 4/1/26             Agy          473      527
   11.00%, 5/1/20             Agy          220      247
  Gold Pools:
   7.00%, 4/1/24-12/1/24      Agy        1,895    1,897
   12.00%, 11/1/19            Agy           91      105
Federal National Mortgage
  Association
  Conventional Pools:
   9.50%, 2/1/20-8/1/21       Agy          933    1,012
   10.00%, 5/1/22             Agy          139      152
   10.50%, 12/1/17            Agy          379      424
   11.50%, 9/1/25             Agy          179      204
Government National Mortgage
  Association
  Various Pools:
   7.00%, 12/15/22-12/15/23   Agy        3,256    3,267
   10.00%, 9/15/18-12/25/26   Agy        1,029    1,139
   10.50%, 5/15/19-2/15/25    Agy        1,295    1,456
   11.00%, 12/15/09-7/15/20   Agy          775      887
   12.00%, 12/15/12-3/15/15   Agy          141      163
-------------------------------------------------------
GROUP TOTAL                                      12,310
-------------------------------------------------------
ASSET BACKED CORPORATES (8.1%)
(+) Aegis Auto Receivables
  Trust, Series 95-1 A
   8.60%, 3/20/02             N/R          221      222
## Airplanes Pass Through
  Trust, Series 1 B
   6.756%, 3/15/19            A            339      340
ALPS, Series 94-1 A4 CMO
   7.80%, 9/15/04             AA           375      384
Americredit Automobile
  Receivables Trust, Series
  96-B A
   6.50%, 1/12/02             AAA          402      404
Arcadia Auto Receivables
  Trust, Series 97-C A4
   6.375%, 1/15/03            AAA          480      482


                          !!RATINGS      FACE
                          (STANDARD     AMOUNT    VALUE
                          & POOR'S)      (000)   (000)!
-------------------------------------------------------
CPS Auto Grantor Trust,
  Series 97-2 A
   6.65%, 10/15/02            AAA    $     330  $   332
(+) First Merchants Auto
  Receivables Corp., Series
  97-2 A1
   6.85%, 11/15/02            AAA          376      378
First Plus Home Loan Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08             AAA          285      286
  97-3 A3
   6.57%, 10/10/10            AAA          280      281
Honda Auto Receivables
  Grantor Trust,
  Series 97-A A
   5.85%, 2/15/03             AAA          815      814
(+) Long Beach Auto, Series
  97-2 A
   6.69%, 9/25/04             AAA          370      371
NAL Auto Trust, Series 97-2A
   7.75%, 9/15/02             A            467      467
(+) National Car Rental
  Financing Ltd., Series
  96-1 A4
   7.35%, 10/20/03            A            375      384
(+)++ NPR Health Care,
  Series 97-1 A
   6.815%, 7/1/01             AAA          200      202
(+) Railcar Leasing Series 1
  A2
   7.125%, 1/15/13            AAA          650      672
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02            A-           250      250
  97-1 A
   7.35%, 5/15/03             A-           600      617
Union Acceptance Corp.,
  Series 96-B A
   6.45%, 7/9/03              AAA          451      452
WFS Financial Owner Trust,
  Series 97-C A3
   6.10%, 3/20/02             AAA          490      489
-------------------------------------------------------
GROUP TOTAL                                       7,827
-------------------------------------------------------
ASSET BACKED MORTGAGES (3.0%)
AFC Home Equity Loan Trust,
  Series 96-4 1A6
   7.22%, 3/25/27             AAA          500      505
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 YMA
   10/25/26                   N/R        7,094       10
  96-3 A8
   7.65%, 9/25/25             AAA          450      460

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS     FACE
                           (STANDARD    AMOUNT    VALUE
                           & POOR'S)     (000)   (000)!
-------------------------------------------------------
  sec. 96-3 A IO
   1.00%, 10/25/26 (acquired
     12/24/96, cost $214)     AAA    $   7,094  $   176
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-3 A7
   8.04%, 9/15/27             AAA          400      420
 (+) 96-4 A11 IO
   1.10%, 1/15/28             AAA        6,027      158
  96-4 A12 IO
   1.05%, 1/15/28             AAA        1,947       51
  96-4 A12 YMA
   1/15/28                    AAA        2,435        4
 (+) 96-4 A12 YMA
   1/15/28                    AAA        7,300       11
 (+) 97-1 A10 YMA
   3/15/28                    N/R        7,242       10
  97-1 A10 IO
   1.10%, 3/15/28             AAA        7,075      194
Delta Funding Home Equity
  Loan Trust,
  Series 96-2 A5
   8.01%, 10/25/27            AAA          434      459
IMC Home Equity Loan Trust,
  Series 96-3 A7
   8.05%, 8/25/26             AAA          450      469
-------------------------------------------------------
GROUP TOTAL                                       2,927
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (1.7%)
## Collateralized Mortgage
  Obligation Trust, Series
  16-Q Inv Fl
   12.375%, 3/20/18           AAA          128      139
Federal Home Loan Mortgage
  Corporation,
  Series:
  ## 1632-SA Inv Fl REMIC
   5.336%, 11/15/23           Agy          300      250
  ## 1699-SD Inv Fl IO REMIC
   2.313%, 3/15/24            Agy        1,836      147
Federal National Mortgage
  Association,
  Series:
  96-37 H PO REMIC
   8/25/23                    Agy          423      314
  97-3 E PO REMIC
   12/25/23                   Agy          275      185
  282 1 PO
   5/15/24                    Agy          964      660
-------------------------------------------------------
GROUP TOTAL                                       1,695
-------------------------------------------------------
                          !!RATINGS      FACE
                          (STANDARD     AMOUNT    VALUE
                          & POOR'S)      (000)   (000)!
-------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY
  COLLATERAL SERIES (7.7%)
Bear Stearns Mortgage
  Securities, Inc., Series
  96-9 AI11
   8.00%, 12/25/27            AAA    $     250  $   260
Citicorp Mortgage
  Securities, Inc.,
  Series:
  94-7 A5
   6.25%, 4/25/24             AAA          550      494
sec.++ 95-2 B1 REMIC
   7.50%, 4/25/25 (acquired
   8/14/95-9/27/96, cost
   $400)                      AA           415      422
Countrywide Mortgage Backed
  Securities, Inc.,
  Series 93-C A11
   6.50%, 1/25/24             AAA          238      228
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  97-CFI A1B
   7.60%, 5/15/30             AAA          450      477
  97-CFI S IO
   1.097%, 5/15/30            AAA        2,890      192
  97-CF2 A1B
   6.82%, 10/15/30            AAA          550      554
++ First Boston Mortgage
  Securities Corp., Series
  93-5 B1
   7.30%, 7/25/23             A            239      239
GE Capital Mortgage
  Services, Inc.,
  Series:
  94-24 A4
   7.00%, 7/25/24             AAA          218      209
  94-27 A6
   6.50%, 7/25/24             AAA          250      232
+ Independent National
  Mortgage Corp., Series
  94-O B1
   7.875%, 9/25/24            A2           243      250
J. P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-2 C5 A2
   7.069%, 9/15/29            AAA          450      460
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03             AAA          100      109
PNC Mortgage Securities
  Corp.,
  Series:
  94-3 A8
   7.50%, 7/25/24             AAA          150      149
  96-1 B1
   7.50%, 6/25/26             AA           444      449

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                    DOMESTIC FIXED
                   INCOME PORTFOLIO
                          !!RATINGS      FACE
                          (STANDARD     AMOUNT    VALUE
(CONT'D)                  & POOR'S)      (000)   (000)!
-------------------------------------------------------
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  90-5 A3
   9.50%, 5/25/05             AAA    $      29  $    29
  95-2 M
   8.50%, 6/25/25             AA           271      286
Residential Accredit Loans,
  Inc.,
  Series:
  + 97-QS1 A11
   7.50%, 2/25/27             Aaa          500      506
  97-QS12 A8 TBA
   7.25%, 12/25/27            AAA          550      551
Residential Asset
  Securitization Trust,
  Series 96-A11 A9
   7.75%, 2/25/27             AAA          350      358
Residential Funding Mortgage
  Securities Co., Inc.,
  Series:
  ++ 93-MZ3 A2
   6.97%, 8/28/23             AA           550      536
  93-S27 M2
   7.50%, 6/25/23             A            237      239
Rural Housing Trust,
  Series 87-1 M
   3.33%, 10/1/28             A-           261      249
-------------------------------------------------------
GROUP TOTAL                                       7,478
-------------------------------------------------------
COMMERCIAL MORTGAGES (10.3%)
American Southwest Financial
  Securities Corp.,
  Series:
++## 93-2 S1 IO
   1.056%, 1/18/09            AA         6,561      332
+ 95-C1 A1B
   7.40%, 11/17/04            Aaa          225      233
Asset Securitization Corp.,
  Series:
  95-D1 A1
   7.59%, 8/11/27             AAA          211      222
  95-MD4 A1
   7.10%, 8/13/29             AAA          268      276
## 95-MD4 ACS2 IO
   2.381%, 8/13/29            AAA        1,766      314
(+) 96-D3 A1C
   7.40%, 10/13/26            Aaa          375      394
  96-MD6 A1C
   7.04%, 11/13/26            AAA          400      411
(+) Carousel Center Finance,
  Inc., Series 1 B
   7.188%, 10/15/07           A            325      331
CBM Funding Corp.,
  Series 96-1 A3PI
   7.08%, 2/1/13              AA           250      258
Chase Commercial Mortgage
  Securities Corp., Series
  96-2 B
   6.90%, 10/19/06            AA           500      504


                           !!RATINGS     FACE
                           (STANDARD    AMOUNT    VALUE
                           & POOR'S)     (000)   (000)!
-------------------------------------------------------
(+) Creekwood Capital Corp.,
  Series 95-1A
   8.47%, 3/16/15             AA     $     242  $   269
(+) CVM Finance Corp.
   7.19%, 3/1/04              AA           434      445
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  95-CF2 A3
   7.05%, 12/17/27            A            400      403
  95-CF2 A1B
   7.29%, 7/15/06             AAA          385      399
  96-CF1 A1B
   7.58%, 3/13/28             AAA          375      395
## 96-CF2 S IO
   1.643%, 11/12/21           AAA        3,836      340
(+) Forum Finance
   7.125%, 5/15/04            AA           375      383
+## GMAC Commercial Mortgage
  Securities, Inc., Series
  96-C1 X2 IO
   1.96%, 3/15/21             Aaa        2,318      216
+ LB Commercial Conduit
  Mortgage Trust, Series
  96-C2 A
   7.416%, 10/25/26           Aaa          468      487
(+) Lakewood Mall Finance
  Co., Series 95-C1 A
   7.00%, 8/13/10             AA           275      280
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C1 A3
   7.42%, 4/25/28             AAA          275      287
  96-C2 A2
   6.82%, 11/21/28            AAA          200      202
  ++ 96-C2 IO
   1.529%, 11/21/28           AAA        2,007      180
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/27            Aaa          325      336
Mortgage Capital Funding,
  Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27             AAA          225      232
  + 97-MC1 A3
   7.288%, 7/20/27            Aaa          650      676
++ Nomura Asset Securities
  Corp.,
  Series:
  94-MD1 A1B
   7.526%, 3/15/18            AAA          100      103
## 94-MD1 A2
   7.664%, 3/15/18            AAA          125      131

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                           !!RATINGS     FACE
                           (STANDARD    AMOUNT    VALUE
                           & POOR'S)     (000)   (000)!
-------------------------------------------------------
(+) Park Avenue Finance
  Corp.,
  Series 97-C1 A1
   7.58%, 5/12/07             N/R    $     496  $   522
(+) Prime Property Funding,
  Series 1 A
   6.633%, 7/23/03            AA           173      173
++## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.335%, 2/25/28            AAA        3,344      173
  96-CFL X1A IO
   1.483%, 2/25/28            AAA        3,293       87
  96-CFL X2 IO
   1.249%, 2/25/28            AAA          880       26
-------------------------------------------------------
GROUP TOTAL                                      10,020
-------------------------------------------------------
ENERGY (0.7%)
(+) Excel Paralubes Funding
   7.43%, 11/1/15             A-           450      456
Paiton Energy Funding
   9.34%, 2/15/14             BBB-         175      192
-------------------------------------------------------
GROUP TOTAL                                         648
-------------------------------------------------------
FINANCE (14.4%)
(+) Anthem Insurance Cos.,
  Inc., Series A
   9.00%, 4/1/27              BBB+         450      485
(+) BankAmerica
  Institutional,
  Class A
   8.07%, 12/31/26            A-           525      540
(+) BT Institutional Capital
  Trust, Series A
   8.09%, 12/1/26             BBB+         450      455
(+) Corestates Capital Corp.
   8.00%, 12/15/26            A-           425      434
(+) Equitable Life Assurance
  Society of the U.S.,
  Series 1A
   6.95%, 12/1/05             A            600      604
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24             BBB+         475      506
(+) Fifty-Seventh Street
  Associates
   7.125%, 6/1/17             A            571      574
(+) First Chicago NBD Corp.,
  Series A
   7.95%, 12/1/26             A-           550      556
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03             A            575      580
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26             BBB+         525      538


-------------------------------------------------------
                           !!RATINGS     FACE
                           (STANDARD    AMOUNT    VALUE
                           & POOR'S)     (000)   (000)!
-------------------------------------------------------
(+) Florida Property &
  Casualty
   7.375%, 7/1/03             A-     $     250  $   258
   7.45%, 7/1/04              A            150      156
(+) Florida Windstorm
   6.70%, 8/25/04             A-           300      299
(+)+ Home Ownership Funding
  Corp.,
   13.331% (Preferred Stock)  Aaa     (1)2,375    2,305
(+) John Hancock Surplus
  Note
   7.375%, 2/15/24            AA-          790      789
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23             AA           400      389
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24             A+           350      344
NB Capital Trust
   8.25%, 4/15/27             A-           325      343
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26            BBB+         625      628
(+) Prime Property Funding
   7.00%, 8/15/04             A            400      404
Republic of Colombia
   8.70%, 2/15/16             BBB-         300      306
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26            A            400      408
  B
   8.035%, 3/15/27            A            100      103
Washington Mutual Capital
   8.375%, 6/1/27             BBB-         180      189
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26            BBB          600      617
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13              AA-          893      903
  96 WFP-D
   6.95%, 9/1/13              AA-          250      253
-------------------------------------------------------
GROUP TOTAL                                      13,966
-------------------------------------------------------
INDUSTRIALS (0.6%)
News America Holdings
   7.75%, 1/20/24             BBB           75       74
   7.75%, 2/1/24              BBB          305      301
Tier One Properties,
   11.095% (Preferred Stock)  A         (1)200      196
-------------------------------------------------------
GROUP TOTAL                                         571
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                    DOMESTIC FIXED
                   INCOME PORTFOLIO
                          !!RATINGS      FACE
                          (STANDARD     AMOUNT    VALUE
(CONT'D)                  & POOR'S)      (000)   (000)!
-------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.3%)
sec.## Gemsco Mortgage Pass
  thru Certficate,
  Series 87-A
   8.701%, 11/25/10
   (acquired 9/9/88, cost
   $258)                      AA     $     281  $   286
## Resolution Trust Corp.,
  Series 92-5 C
   8.618%, 1/25/26            AA            43       43
-------------------------------------------------------
GROUP TOTAL                                         329
-------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES - AGENCY COLLATERAL
  SERIES (2.2%)
Federal Home Loan Mortgage
  Corporation,
  Series 1911-C PO
   11/15/23                   Agy          700      361
Federal National Mortgage
  Association,
  Series:
  96-34 C PO
   3/25/23                    Agy          525      279
  249 1 PO
   10/25/23                   Agy        1,631    1,078
  254 1 PO
   1/1/24                     Agy          218      156
  260 1 PO
   4/1/24                     Agy          292      207
-------------------------------------------------------
GROUP TOTAL                                       2,081
-------------------------------------------------------
TELEPHONES (0.5%)
Tele-Communications, Inc.
   9.25%, 1/15/23             BBB-         450      484
-------------------------------------------------------
TRANSPORTATION (0.5%)
(+) Jet Equipment Trust,
  Series 95-A A11
   10.00%, 6/15/12            A+           395      490
-------------------------------------------------------
U.S. TREASURY SECURITIES (23.7%)
U.S. Treasury Bond
   8.75%, 8/15/20             Tsy          900    1,141
U.S. Treasury Notes
   7.00%, 4/15/99             Tsy        2,625    2,672
   6.25%, 5/31/99             Tsy        9,725    9,795
   6.75%, 6/30/99             Tsy        2,280    2,316
   (dd) 7.125%, 9/30/99       Tsy        1,875    1,921
   3.375%, 1/15/07
    (Inflation Indexed)       Tsy        3,647    3,577
U.S. Treasury Strip, PO
   11/15/18                   Tsy        6,000    1,516
-------------------------------------------------------
GROUP TOTAL                                      22,938
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $92,468)     93,961
-------------------------------------------------------


                           !!RATINGS     FACE
                           (STANDARD    AMOUNT    VALUE
                           & POOR'S)     (000)   (000)!
-------------------------------------------------------
INTEREST RATE CAP (0.1%)-SEE NOTE A6
-------------------------------------------------------
J.P. Morgan and Co., Inc.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the notional
  amount (Premium Paid $111)  N/R    $  26,200  $    79
-------------------------------------------------------
CASH EQUIVALENTS (8.3%)
-------------------------------------------------------
Short-term Investments Held as
  Collateral for Loaned Securities
  (3.1%)                                 2,970    2,970
-------------------------------------------------------
REPURCHASE AGREEMENT (5.2%)
Chase Securities, Inc. 5.90%, dated
  9/30/97, due 10/1/97, to be
  repurchased at $5,068,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at $5,115      5,068    5,068
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $8,038)              8,038
-------------------------------------------------------
TOTAL INVESTMENTS (105.3%) (Cost $100,617)      102,078
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.3%)
Cash                                                  1
Dividends Receivable                                100
Interest Receivable                               1,171
Receivable for Investments Sold                     612
Receivable for Fund Shares Sold                       4
Unrealized Gain on Swap Agreements                    2
Other Assets                                          3
Payable for Investments Purchased                (3,856)
Payable for Fund Shares Redeemed                    (66)
Payable for Investment Advisory Fees                (83)
Payable for Administrative Fees                      (7)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (2)
Payable for Daily Variation on Futures
  Contracts                                          (1)
Collateral on Securities Loaned, at Value        (2,970)
Other Liabilities                                   (32)
                                                -------
                                                 (5,124)
-------------------------------------------------------
NET ASSETS (100%)                               $96,954
-------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                  VALUE
                                                 (000)!
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 8,599,726 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                  $96,954
-------------------------------------------------------
NET ASSET VALUE PER SHARE                       $ 11.27
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                 $92,986
Undistributed Net Investment Income (Loss)        1,805
Undistributed Realized Net Gain (Loss)              702
Unrealized Appreciation (Depreciation) on
  Investment Securities                           1,461
-------------------------------------------------------
NET ASSETS                                      $96,954
-------------------------------------------------------

---------------------------------------------------------

sec.   Restricted Security-Total market value of
        restricted securities owned at September 30,
        1997 was $884 or 0.9% of net assets.
!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public
        sale may exist.
(dd)   A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
+      Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
++     Fitch Rating. Security is not rated by Standard
        & Poor's Corporation or Moody's Investor
        Service, Inc.
##     Variable or floating rate security-rate
        disclosed is as of September 30, 1997.
(1)    Amount represents shares held by the Portfolio.
CMO    Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated
        interest rate. Indicated rate is the effective
        rate at September 30, 1997.
IO     Interest Only
N/R    Not rated by Moody's Investor Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.
YMA    Yield Maintenance Agreement

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

HIGH YIELD
PORTFOLIO
STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (90.9%)
(UNLESS OTHERWISE NOTED)

------------------------------------------------------
                     !!RATINGS       FACE
                     (STANDARD      AMOUNT      VALUE
 SEPTEMBER 30, 1997  & POOR'S)      (000)      (000)!
------------------------------------------------------
ASSET BACKED CORPORATES (3.5%)
ALPS, Series 96-1 D
   12.75%, 6/15/06        BB-    $     6,507  $  7,022
EES Coke Battery Co.,
  Inc.
   9.382%, 4/15/07        BB-          2,500     2,615
Federal Mortgage
  Acceptance Corp., Loan
  Receivables Trust,
  Series 96-B C A1
   7.929%, 11/1/18        N/R          3,335     2,990
(+)+ Long Beach Auto,
  Series 97-1 B
   14.22%, 10/26/03       Ba3          6,305     6,351
------------------------------------------------------
GROUP TOTAL                                     18,978
------------------------------------------------------
CABLE (8.1%)
Cablevision Systems
  Corp.
   9.875%, 5/15/06        B            6,340     6,847
(+)# Intermedia
  Communications, Inc.
   0.00%, 7/15/07         B            9,750     6,776
ITT Promedia
   9.125%, 9/15/07        B-      DEM  8,500     4,997
Paramount
  Communications, Inc.
   8.25%, 8/1/22          BB+    $     5,325     5,258
TCI Pacific
  Communications,
   5.00% (Convertible
   Preferred Stock)       BB-      (1)20,000     2,512
Time Warner, Inc.,
  Series M,
   10.25% (Preferred
   Stock)                 BB+      (1)15,114    17,306
------------------------------------------------------
GROUP TOTAL                                     43,696
------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - NON-AGENCY
  COLLATERAL SERIES (3.1%)
sec.## CBA Mortgage
  Corp., Series 93-C1 A2
   7.76%, 12/25/03
   (acquired 8/18/95,
   cost $1,334)           BB           1,657     1,644
+ Citicorp Mortgage
  Securities, Inc.,
  Series 90-8 A7
   9.50%, 6/25/05         B3           1,375       723
(+)++ Countrywide
  Funding Corp., Series
  95-4 B3 7.50%, 9/25/25  BB           1,451     1,137


                      !!RATINGS        FACE
                      (STANDARD       AMOUNT     VALUE
                      & POOR'S)        (000)    (000)!
------------------------------------------------------
DLJ Mortgage Acceptance
  Corp., Series:
sec. 94-3 B3
   6.50%, 4/25/24
   (acquired 5/8/95,
   cost $914)             N/R    $     1,369  $    786
  97-CF2
   0.357%, 10/15/30       AAA        103,893     2,755
+ First Boston Mortgage
  Securities Corp.,
  Series 92-4R 2
   8.025%, 10/25/22       Ba3              5         5
(+) GE Capital Mortgage
  Services, Inc.,
  Series 94-28 B3
   8.00%, 8/25/24         N/R          1,379     1,137
(+) Prudential Home
  Mortgage Securities
  Co., Inc.,
  Series:
  + 92-A 3B2
   7.90%, 4/28/22         Caa          3,900     2,340
  ++ 96-5 B3
   7.25%, 4/25/26         BB           1,458     1,321
Residential Funding Mortgage Securities Co.,
  Inc.,
  Series:
sec. 95-S10 B1
   7.50%, 7/25/25
   (acquired 8/25/95,
   cost $464)             BB             611       547
sec. 95-S11 B1
   7.50%, 9/25/25
   (acquired 8/25/95,
   cost $966)             BB           1,274     1,138
  95-S16 B3
   7.50%, 11/25/25        N/R          1,231     1,120
## Ryland Mortgage
  Securities Corp.,
  Series 92-A C1
   8.27%, 3/29/30         BB             700       560
Saxon Mortgage Securities Corp.,
  Series:
(+) 93-8A
   6.75%, 2/25/24         BB           1,581       844
sec. 94-2 B3
   6.75%, 1/25/24
   (acquired 2/9/94,
   cost $724)             BB             847       495
------------------------------------------------------
GROUP TOTAL                                     16,552
------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      !!RATINGS        FACE
                      (STANDARD       AMOUNT     VALUE
                      & POOR'S)        (000)    (000)!
------------------------------------------------------
COMMERCIAL MORTGAGES (0.7%)
(+)## DLJ Mortgage
  Acceptance Corp.,
  Series 96-CF2 S IO
   1.643%, 11/12/21       AAA    $     8,226  $    730
+ GMAC Commercial
  Mortgage Securities,
  Inc., Series 96-C1 X2
  IO
   1.96%, 3/15/21         Aaa         14,833     1,385
## Structured Asset
  Securities Corp.,
  Series:
  96-CFL X1 IO
   1.335%, 2/25/28        AAA         20,994     1,088
  96-CFL X1A IO
   1.483%, 2/25/28        AAA         20,540       545
  96-CFL X2 IO
   1.249%, 2/25/28        AAA          5,146       154
------------------------------------------------------
GROUP TOTAL                                      3,902
------------------------------------------------------
ENERGY (2.5%)
Midland Funding II,
  Series A
   11.75%, 7/23/05        B-           2,300     2,708
Nuevo Energy Co.
   9.50%, 4/15/06         B+           3,836     4,095
Snyder Oil Corp.
   8.75%, 6/15/07         B+           4,480     4,474
(+)# Transamerica Energy
  Corp.
   0.00%, 6/15/02         B+           2,525     2,001
------------------------------------------------------
GROUP TOTAL                                     13,278
------------------------------------------------------
FINANCE (7.2%)
(+) Anthem Insurance
  Cos., Inc., Series A
   9.00%, 4/1/27          BBB+         6,525     7,033
(+) Cliffs Drilling Co.
   10.25%, 5/15/03        B              975     1,051
(+) Commercial Financial
  Services, Inc., Series
  97-5 A1
   7.72%, 6/15/05         A            5,200     5,197
(+) Geberit
  International S.A.
   10.125%, 4/15/07       B+           4,240     2,631
Navistar Financial
  Corp., Series B
   9.00%, 6/1/02          B+           1,545     1,595
Pindo Deli Finance
  Mauritius
   10.75%, 10/1/07        B            6,555     6,686
(+)# PTC International
  Finance
   0.00%, 7/1/07          B+           8,560     5,607

                      !!RATINGS        FACE
                      (STANDARD       AMOUNT     VALUE
                      & POOR'S)        (000)    (000)!
------------------------------------------------------
(+) Riggs Capital Trust
  II
   8.875%, 3/15/27        BB-    $     4,370  $  4,616
Western Financial Bank
   8.875%, 8/1/07         BB+          4,225     4,235
------------------------------------------------------
GROUP TOTAL                                     38,651
------------------------------------------------------
FOOD, TOBACCO & OTHER (0.4%)
(+) Ameriserv Food Co.
   10.125%, 7/15/07       B-           2,150     2,228
------------------------------------------------------
HEALTH CARE (2.1%)
(+) Integrated Health
  Services
   9.50%, 9/15/07         B            4,155     4,280
Tenet Healthcare Corp.
   8.625%, 1/15/07        B+           3,880     4,021
(+) Vencor, Inc.
   8.625%, 7/15/07        B+           2,900     2,940
------------------------------------------------------
GROUP TOTAL                                     11,241
------------------------------------------------------
INDUSTRIALS (34.7%)
Advanced Micro Devices
   11.00%, 8/1/03         BB-          5,295     5,937
(+) Azteca Holdings S.A.
   11.00%, 6/15/02        B-           1,555     1,623
(+) Big Flower Press
   8.875%, 7/1/07         B            4,600     4,583
(+) CA FM Lease Trust
   8.50%, 7/15/17         BBB-         3,697     3,914
Comcast Cellular
   9.50%, 5/1/07          BB+          5,000     5,225
*(+)@ Consolidated
  Hydro, Inc. (Warrants,
  expiring 12/31/03)      N/R       (1)2,700        --
Consolidated Hydro,
  Inc.,
   13.50% (Preferred
   Stock)                 N/R       (1)1,500        11
DR Securitized Lease
  Trust,
  Series:
  93-K1 A1
   6.66%, 8/15/10         BB-          3,432     3,127
  93-K1 A2
   7.43%, 8/15/18         BB-          2,565     2,230
  94-K1 A1
   7.60%, 8/15/07         BB-          3,938     3,831
  94-K1 A2
   8.375%, 8/15/15        BB-          1,525     1,455
DR Structured Finance,
  Series 94-K2
   9.35%, 8/15/19         BB-          1,425     1,444
(+) Fleming Cos., Inc.
   10.50%, 12/1/04        B+           2,925     3,060
   10.625%, 7/31/07       B+           1,980     2,091
(+) Fox/Liberty Networks
   # 0.00%, 8/15/07       B            3,740     2,384
   8.875%, 8/15/07        B            2,310     2,324
Globalstar LP/Capital
   11.375%, 2/15/04       B            6,510     6,803

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                      HIGH YIELD
                      PORTFOLIO
                     !!RATINGS         FACE
                     (STANDARD        AMOUNT     VALUE
(CONT'D)             & POOR'S)         (000)    (000)!
------------------------------------------------------
*(+) Globalstar
  Telecommunications
  Ltd. (Warrants,
  expiring 2/15/04)       N/R    $  (1)6,510  $    781
Grand Casinos, Inc.
   10.125%, 12/1/03       BB           6,370     6,776
+ HMC Acquisition
  Properties
   9.00%, 12/15/07        Ba3          3,585     3,684
(+) HMH Properties, Inc.
   8.875%, 7/15/07        BB-          1,005     1,031
(+) Hermes Europe
  Railtel
   11.50%, 8/15/07        B            1,320     1,419
Horseshoe Gaming
   9.375%, 6/15/07        B            3,820     3,944
Host Marriott Travel
  Plaza
   9.50%, 5/15/05         BB-          5,175     5,447
(+)## Huntsman Corp.
   9.094%, 7/1/07         B+           4,675     4,862
(+) Hylsa SA de CV
   9.25%, 9/15/07         BB           5,200     5,285
(+) Hyundai
  Semiconductor America
   8.625%, 5/15/07        BBB-         4,750     4,847
ISP Holdings, Inc.,
  Series B
   9.00%, 10/15/03        B+           8,805     9,212
(+) Impress Metal
  Packaging
   9.875%, 5/29/07        B       DEM  7,650     4,595
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10          BB-    $     4,850     4,949
# Norcal Waste Systems,
  Inc.
   13.00%, 11/15/05       BB-          7,910     9,097
Outdoor Systems, Inc.
   8.875%, 6/15/07        B            7,360     7,507
(+) RBS Participacos SA
   11.00%, 4/1/07         BB-          4,975     5,236
(+) Residential
  Reinsurance
   11.45%, 12/15/98       BB-          3,000     3,084
Revlon Worldwide,
  Series B
   Zero Coupon, 3/15/01   B-           6,850     4,975
SD Warren Co.
   12.00%, 12/15/04       B+           4,300     4,864
Sinclair Broadcast
  Group, Inc.
   9.00%, 7/15/07         B            2,300     2,289
Sinclair Capital,
   11.625% (Preferred
   Stock)                 B        (1)52,815     5,730
Station Casinos, Inc.
   9.75%, 4/15/07         B+           4,410     4,399
(+)# TCI Satellite
  Entertainment, Inc.
   0.00%, 2/15/07         B-          15,295     9,980
Total Access
  Communications
  (Convertible)
   2.00%, 5/31/06         BBB-         1,640     1,644
Tele-Communications,
  Inc.
   9.25%, 1/15/23         BBB-         5,170     5,564


                      !!RATINGS        FACE
                      (STANDARD       AMOUNT     VALUE
                      & POOR'S)        (000)    (000)!
------------------------------------------------------
+ TV Azteca S.A.,
  Series:
  B
   10.50%, 2/15/07        Ba3    $     5,540  $  5,872
Viacom, Inc.
   8.00%, 7/7/06          BB-         10,020     9,995
------------------------------------------------------
GROUP TOTAL                                    187,110
------------------------------------------------------
LODGING (1.9%)
Courtyard by Marriott,
  Series B
   10.75%, 2/1/08         B-           2,185     2,368
(+) Murrin Murrin
  Holdings
   9.375%, 8/31/07        BB-          7,480     7,686
------------------------------------------------------
GROUP TOTAL                                     10,054
------------------------------------------------------
MATERIALS (1.2%)
Asia Pulp & Paper,
  Series A
   12.00%, 2/15/04        B+           6,335     6,446
------------------------------------------------------
SUPERMARKETS (1.2%)
Southland Corp.
   5.00%, 12/15/03        BB+          7,599     6,554
------------------------------------------------------
TECHNOLOGY (0.4%)
++## Blue Bell Funding
   11.85%, 5/1/99         BB-          2,215     2,270
------------------------------------------------------
TELEPHONES (12.7%)
# Brooks Fiber
  Properties, Inc.
   0.00%, 3/1/06          N/R         10,870     8,723
   0.00%, 11/1/06         N/R          3,765     2,908
*@ Dial Call
  Communications, Inc.
  (Warrants, expiring
  4/25/99)                N/R       (1)4,800        --
# Dial Call
  Communications, Inc.
   0.00%, 4/15/04         CCC          4,875     4,552
   + 0.00%, 12/15/05      B3           7,015     6,270
(+) Iridium Capital
  Corp.
   13.00%, 7/15/05        B            2,275     2,372
*(+) Iridium World
  Communications Ltd.
  (Warrants, expiring
  7/15/05)                N/R       (1)2,275       341
(+) IXC Communications,
  Inc., PIK 7.25%
   (Preferred Stock)      CCC       (1)3,435     3,985
(+)+ IXC Communications,
  Inc., Series B
   12.50%, 10/1/05        B2           4,600     5,313
# Nextel Communications,
  Inc.
   0.00%, 8/15/04         CCC          9,810     8,498

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS        FACE
                       (STANDARD      AMOUNT     VALUE
                       & POOR'S)       (000)    (000)!
------------------------------------------------------
Qwest Communications
  International, Inc.,
  Series B
   10.875%, 4/1/07        B+     $     2,415  $  2,729
Rogers Cablesystems Ltd.
   10.00%, 3/15/05        BB+          6,630     7,268
Rogers Cablesystems Ltd.
   10.125%, 9/1/12        BB+          2,750     2,984
Rogers Communications,
  Inc.
   9.125%, 1/15/06        BB-          2,060     2,096
Tele-Communications,
  Inc.
   8.75%, 2/15/23         BBB-           175       181
# Teleport
  Communications Group,
  Inc.
   0.00%, 7/1/07          B           13,290    10,399
------------------------------------------------------
GROUP TOTAL                                     68,619
------------------------------------------------------
TRANSPORTATION (1.4%)
(+) Jet Equipment Trust,
  Series:
  95-A C
   11.44%, 11/1/14        BBB-         2,350     3,045
  94-A3
   11.79%, 6/15/13        BBB-         3,450     4,517
------------------------------------------------------
GROUP TOTAL                                      7,562
------------------------------------------------------
UTILITIES (2.9%)
Cleveland Electric
  Illuminating Co.
  Series B
   8.375%, 12/1/11        BB+            600       614
   8.375%, 8/1/12         BB+          2,025     2,073
Midland Cogeneration
  Ltd. Venture LP,
  Series:
  C-91
   10.33%, 7/23/02        BB-            628       672
Midland Funding Corp. I,
  Series C-94
   10.33%, 7/23/02        BB-          3,328     3,561
National Power Corp.
   7.875%, 12/15/06       BB+          2,985     2,912
Quezon Power Ltd.
   8.86%, 6/15/17         BB+          5,800     5,844
------------------------------------------------------
GROUP TOTAL                                     15,676
------------------------------------------------------
YANKEE (6.9%)
## Central Bank of
  Argentina Bocon PIK
  Pre 4
   5.00%, 9/1/02          N/R          3,185     3,846
(+) Globo Communicacoes
   10.50%, 12/20/06       BB-          2,390     2,510


                        !!RATINGS       FACE
                        (STANDARD     AMOUNT     VALUE
                        & POOR'S)      (000)    (000)!
------------------------------------------------------
(+) Government of
  Jamaica
   9.625%, 7/2/02         N/R    $     2,295  $  2,329
Multicanal SA
   10.50%, 2/1/07         BB-          3,000     3,206
# Occidente y Caribe
  Cellular
   0.00%, 3/15/04         B            8,480     6,689
*@ Occidente y Caribe
  Cellular (Warrants,
  expiring 3/15/04)       N/R      (1)33,920        --
## Republic of Argentina
   5.50%, 3/31/23         BB           7,125     5,379
Republic of Colombia
   8.70%, 2/15/16         BBB-           725       739
(+) Republic of Panama
   7.875%, 2/13/02        BB+          4,315     4,342
(+) Transgas de
  Occidente S.A.
   9.79%, 11/1/10         BBB-         3,050     3,372
United Mexican States
  Series B
   6.25%, 12/31/19        BB           5,975     4,952
@ United Mexican States
  (Recovery Rights,
  expiring 6/30/03)       N/R    (1)5,975,000       --
------------------------------------------------------
GROUP TOTAL                                     37,364
------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $461,482)                                    490,181
------------------------------------------------------
CASH EQUIVALENTS (8.8%)
------------------------------------------------------
REPURCHASE AGREEMENTS (8.8%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at $23,639,
  collateralized by various
  U.S. Government Obligations,
  due 10/1/97-1/29/99, valued
  at $23,858                          23,635    23,635
Goldman Sachs & Co. 6.15%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at $23,638,
  collateralized by U.S.
  Treasury Bonds, 8.00%, due
  11/15/21, valued at $24,122         23,634    23,634
------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $47,269)           47,269
------------------------------------------------------
TOTAL INVESTMENTS (99.7%) (Cost $508,751)      537,450
------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
HIGH YIELD
PORTFOLIO

                                               VALUE
(CONT'D)                                       (000)!
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
Cash                                          $      1
Dividends Receivable                               378
Interest Receivable                              9,035
Receivable for Investments Sold                  7,931
Receivable for Fund Shares Sold                    924
Receivable for Daily Variation on Futures
  Contracts                                         58
Other Assets                                        11
Payable for Investments Purchased              (15,855)
Payable for Fund Shares Redeemed                  (149)
Payable for Investment Advisory Fees              (451)
Payable for Administrative Fees                    (34)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (9)
Payable for Shareholder Servicing Fees-
  Investment Class                                  (1)
Payable for Distribution Fees-Adviser Class         (1)
Unrealized Loss on Forward Foreign Currency
  Contracts                                        (58)
Other Liabilities                                  (88)
                                              --------
                                                 1,692
------------------------------------------------------
NET ASSETS (100%)                             $539,142
------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------
NET ASSETS
Applicable to 51,614,460 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $523,899
------------------------------------------------------
NET ASSET VALUE PER SHARE                     $  10.15
------------------------------------------------------
INVESTMENT CLASS
------------------------------------------------------
NET ASSETS
Applicable to 1,074,664 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $ 10,916
------------------------------------------------------
NET ASSET VALUE PER SHARE                     $  10.16
------------------------------------------------------


                                                 VALUE
                                                (000)!
------------------------------------------------------
ADVISER CLASS
------------------------------------------------------
NET ASSETS
Applicable to 426,411 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                $  4,327
------------------------------------------------------
NET ASSET VALUE PER SHARE                     $  10.15
------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                               $487,027
Undistributed Net Investment Income (Loss)      11,795
Undistributed Realized Net Gain (Loss)          12,232
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         28,699
  Foreign Currency Transactions                    (57)
  Futures                                         (554)
------------------------------------------------------
NET ASSETS                                    $539,142
------------------------------------------------------


sec. Restricted Security-Total market value of
      restricted securities owned at September 30, 1997
      was $4,610 or 0.9% of net assets.
!    See Note A1 to Financial Statements.
!!   Ratings are unaudited.
*    Non-Income Producing Security.
(+)  144A security. Certain conditions for public sale
      may exist.
++   A portion of these securities was pledged to cover
      margin requirements for futures contracts.
+    Moody's Investor Service, Inc. rating. Security is
      not rated by Standard & Poor's Corporation.
(dd) Fitch rating. Security is not rated by Standard &
      Poor's Corporation or Moody's Investors Service,
      Inc.
#    Step Bond-Coupon rate increases in increments to
      maturity. Rate disclosed is as of September 30,
      1997. Maturity date disclosed is the ultimate
      maturity.
##   Variable or floating rate security-rate disclosed
      is as of September 30, 1997.
(1)  Amount represents shares held by the Portfolio.
@    Value is less than $500.
DEM  German Mark
IO   Interest Only
N/R  Not rated by Moody's Investor Service, Inc.,
      Standard & Poor's Corporation or Fitch.
PIK  Payment-In Kind Security

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

CASH RESERVES
PORTFOLIO

STATEMENT OF NET ASSETS
COMMERCIAL PAPER (82.6%)

-----------------------------------------------------
                                     FACE
                                    AMOUNT     VALUE
       SEPTEMBER 30, 1997            (000)    (000)!
-----------------------------------------------------
COMMERCIAL BANKING & CREDIT (25.3%)
Abbey National N.A.
   5.51%, 12/11/97                 $   2,500  $ 2,473
American Express Credit Corp.
   5.49%, 10/23/97                     2,500    2,492
Associates Corp. of North America
   5.51%, 12/11/97                     2,500    2,473
Banc One Corp.
   5.52%, 10/17/97                     2,500    2,494
Canadian Imperial Holdings
   5.49%, 11/3/97                      2,500    2,487
CIT Group Holdings, Inc.
   5.49%, 11/14/97                     2,500    2,483
Eiger Capital Corp.
   5.54%, 10/7/97                      2,500    2,497
J.P. Morgan & Co.
   5.51%, 11/10/97                     2,500    2,485
SunTrust Banks, Inc.
   5.49%, 11/4/97                      2,500    2,487
Westdeutsche Landesbank
   5.51%, 11/12/97                     2,500    2,484
-----------------------------------------------------
GROUP TOTAL                                    24,855
-----------------------------------------------------
FINANCIAL LEASING & SERVICES (26.2%)
ABN-Amro Finance
   5.50%, 10/20/97                     2,500    2,493
A.I. Credit Corp.
   5.50%, 10/27/97                     2,500    2,490
Asset Securitization Corp.
   5.50%, 10/15/97                     2,500    2,495
Atlantic Asset Securitization
  Corp.
   5.55%, 10/3/97                      2,444    2,443
Commercial Credit Co.
   5.51%, 10/28/97                     2,500    2,490
Delaware Funding Corp.
   5.51%, 11/20/97                     2,500    2,481
First Chicago Financial Corp.
   5.52%, 11/25/97                     2,500    2,479
National Rural Utilities
  Cooperative Finance Corp.
   5.53%, 1/27/98                      2,000    1,964
Panasonic Finance, Inc.
   5.49%, 11/7/97                      2,500    2,486
UBS Finance, Inc.
   5.52%, 10/14/97                     1,500    1,497
USAA Capital Corp.
   5.49%, 11/20/97                     2,500    2,481
-----------------------------------------------------
GROUP TOTAL                                    25,799
-----------------------------------------------------


                                        FACE
                                      AMOUNT    VALUE
                                       (000)   (000)!
-----------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (4.8%)
Campbell Soup Co.
   5.49%, 12/11/97                 $   2,300  $ 2,275
Clorox Co.
   5.50%, 11/6/97                      2,500    2,486
-----------------------------------------------------
GROUP TOTAL                                     4,761
-----------------------------------------------------
INDUSTRIALS (11.1%)
General Electric Capital Corp.
   5.49%, 11/6/97                      2,500    2,486
General Electric Capital Corp.
   5.54%, 1/13/98                      1,000      984
H.J. Heinz Co.
   5.50%, 10/1/97                      2,500    2,500
IBM Credit Corp.
   5.50%, 10/10/97                     2,500    2,496
John Deere & Co.
   5.49%, 10/21/97                     2,500    2,492
-----------------------------------------------------
GROUP TOTAL                                    10,958
-----------------------------------------------------
MANUFACTURING AND RETAIL TRADE (2.5%)
Xerox Corp.
   5.50%, 11/17/97                     2,500    2,482
-----------------------------------------------------
PERSONAL BANKING & CREDIT (5.1%)
Prudential Funding Corp.
   5.50%, 11/26/97                     2,500    2,479
Transamerica Corp.
   5.51%, 10/2/97                      2,500    2,500
-----------------------------------------------------
GROUP TOTAL                                     4,979
-----------------------------------------------------
TELECOMMUNICATIONS (5.1%)
Bell Atlantic Financial Services
   5.52%, 10/6/97                      2,500    2,498
SBC Communications, Inc.
   5.50%, 10/31/97                     2,500    2,488
-----------------------------------------------------
GROUP TOTAL                                     4,986
-----------------------------------------------------
TRANSPORTATION (2.5%)
Daimler-Benz AG
   5.50%, 10/29/97                     2,500    2,489
-----------------------------------------------------
TOTAL COMMERCIAL PAPER (Cost $81,309)          81,309
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
CASH RESERVES
  PORTFOLIO


                                       FACE
                                      AMOUNT    VALUE
(CONT'D)                              (000)     (000)!
-----------------------------------------------------
CERTIFICATES OF DEPOSIT (7.1%)
-----------------------------------------------------
COMMERCIAL BANKING & CREDIT (7.1%)
Credit Agricole Indosuez
   5.56%, 11/18/97                 $   2,500  $ 2,500
## Societe Generale Bank
   5.77%, 1/15/98                      2,500    2,500
Swiss Bank (NY)
   5.62%, 1/21/98                      2,000    2,000
-----------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT (Cost $7,000)     7,000
-----------------------------------------------------
AGENCY FLOATING RATE MORTGAGE (7.1%)
-----------------------------------------------------
## Federal Home Loan Mortgage
  Corp.
   5.44%, 6/22/98 (Cost $6,996)        7,000    6,996
-----------------------------------------------------
BANKERS ACCEPTANCE (2.6%)
-----------------------------------------------------
First Union National Bank
   5.57%, 10/31/97 (Cost $2,500)       2,500    2,500
-----------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
-----------------------------------------------------
Chase Securities, Inc.
  5.90%, dated 9/30/97, due
  10/1/97, to be repurchased at
  $710, collateralized by U.S.
  Treasury Notes, 6.25%, due
  7/31/98, valued at $721 (Cost
  $710)                                  710      710
-----------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $98,515)      98,515
-----------------------------------------------------

                                                VALUE
                                               (000)!
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
Interest Receivable                                85
Receivable for Fund Shares Sold                     2
Other Assets                                        3
Dividend Payable                                  (49)
Payable for Fund Shares Redeemed                   (8)
Payable for Investment Advisory Fees              (47)
Payable for Administrative Fees                    (7)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                      (2)
Other Liabilities                                 (28)
                                              -------
                                                  (51)
-----------------------------------------------------
NET ASSETS (100%)                             $98,464
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 98,463,030 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $98,464
-----------------------------------------------------
NET ASSET VALUE PER SHARE                     $  1.00
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid In Capital                               $98,464
-----------------------------------------------------
NET ASSETS (100%)                             $98,464
-----------------------------------------------------

!    See Note A1 to Financial Statements.
##   Variable or floating rate security-rate disclosed is
      as of September 30, 1997.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

FIXED INCOME
PORTFOLIO II
STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (97.0%)

(UNLESS OTHERWISE NOTED)

-------------------------------------------------------
                        !!RATINGS      FACE
                        (STANDARD     AMOUNT    VALUE
SEPTEMBER 30, 1997      & POOR'S)     (000)     (000)!
-------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (9.5%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 8/20/27            Agy     $ 17,000  $ 17,128
  November TBA
   6.00%, 11/20/27           Agy        4,325     4,351
-------------------------------------------------------
GROUP TOTAL                                      21,479
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (12.5%)
Federal Home Loan Mortgage
  Corporation
  Conventional
  Pools:
   8.25%, 10/1/06            Agy           99       104
   10.00%, 9/1/17-11/1/20    Agy        1,334     1,455
   10.25%, 7/1/09            Agy          256       283
   11.00%, 1/1/16            Agy          335       377
   11.25%, 9/1/10-12/1/14    Agy          374       420
  Gold Pools:
   7.00%, 9/1/23-6/1/25      Agy        4,838     4,846
   10.00%, 1/1/21            Agy          891       985
   10.50%, 3/1/16            Agy        1,220     1,356
Federal National Mortgage
  Association Conventional
  Pools:
   10.00%, 5/1/22            Agy          832       912
   10.50%, 11/1/17-12/1/17   Agy          697       780
   10.75%, 8/1/13            Agy          102       115
   11.25%, 11/1/00-8/1/13    Agy          215       242
   11.50%, 1/1/17-9/1/25     Agy          873       993
Government National
  Mortgage Association
  Various Pools:
   7.00%, 12/15/22-12/15/23  Agy        6,050     6,071
   10.00%,
     11/15/09-12/15/20       Agy        6,937     7,701
   10.50%, 12/15/00-5/15/19  Agy          113       127
   11.00%, 2/15/10-2/15/19   Agy        1,335     1,523
   11.50%, 8/20/14-1/20/18   Agy           21        24
-------------------------------------------------------
GROUP TOTAL                                      28,314
-------------------------------------------------------
ASSET BACKED CORPORATES (7.9%)
(+) Aegis Auto Receivables
  Trust, Series 95-1 A
   8.60%, 3/20/02            N/R          657       660
## Airplanes Pass Through
  Trust, Series 1 B
   6.756%, 3/15/19           A            499       500
ALPS, Series 94-1 A4 CMO
   7.80%, 9/15/04            AA           800       819
Americredit Automobile
  Receivables Trust, Series
  96-B A
   6.50%, 1/12/02            AAA        1,113     1,118


                           !!RATINGS     FACE
                           (STANDARD   AMOUNT     VALUE
                           & POOR'S)    (000)    (000)!
-------------------------------------------------------

Arcadia Auto,
 Series 97-C
  A4
   6.375%, 1/15/03           AAA        1,110     1,114

CPS Auto Grantor Trust,
  Series 97-2 A
   6.65%, 10/15/02           AAA     $    637  $    641
(+) First Merchants Auto
  Receivables Corp.,
  Series 97-2 A1
   6.85%, 11/15/02           AAA          611       615
First Plus Home Equity Loan
  Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08            AAA          655       656
  97-3 A3
   6.57%, 10/10/10           AAA          645       648
Honda Auto Receivables
  Grantor Trust, Series
  97-A A
   5.85%, 2/15/03            AAA        1,770     1,768
(+) Long Beach Auto,
  Series 97-2A
   6.69%, 9/25/04            AAA          790       790
(+) NAL Auto Trust,
  Series 97-2A
   7.75%, 9/15/02            N/R          933       934
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03           N/R        1,125     1,153
(+) NPR Health Care,
  Series 97-1 A
   6.815%, 7/1/01            N/R          400       404
(+) Railcar Leasing
   7.125%, 1/15/13           AAA        1,350     1,395
Security Pacific Home
  Equity Trust,
  Series 91-AB
   10.50%, 3/10/06           A+           414       415
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1A
   6.65%, 12/15/02           A-           475       476
  97-1A
   7.35%, 5/15/03            A-         1,300     1,337
Union Acceptance Corp.,
  Series 96-B A
   6.45%, 7/9/03             AAA        1,234     1,234
WFS Financial Owner Trust,
  Series 97-C A3
   6.01%, 3/20/02            AAA        1,180     1,179
-------------------------------------------------------
GROUP TOTAL                                      17,856
-------------------------------------------------------
ASSET BACKED MORTGAGES (1.0%)
AFC Home Equity Loan Trust,
  Series 96-4 1A6
   7.22%, 3/25/27            AAA        1,000     1,010
Cityscape Home Equity Loan
  Trust,
  Series:
  96-3 A IO
   1.00%, 10/25/26           N/R       14,706       365

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
FIXED INCOME
PORTFOLIO II

                         !!RATINGS      FACE
                         (STANDARD      MOUNT     VALUE
(CONT'D)                 & POOR'S)      (000)    (000)!
-------------------------------------------------------
  96-3 YMA
   10/25/26                  N/R     $ 14,706  $     20
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28            AAA       12,055       317
  sec. 96-4 A12 YMA
   1/15/28 (acquired
   12/16/96, cost $7)        AAA        4,870         7
  (+) 96-4 A12 YMA
   1/15/28                   AAA       14,600        22
  96-4 A12 IO
   1.05%, 1/15/28            AAA        3,894       102
  (+) 97-1 A10 YMA
   3/15/28                   N/R       14,484        20
  97-1 A10I IO
   1.10%, 3/15/28            AAA       14,149       387
-------------------------------------------------------
GROUP TOTAL                                       2,250
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (2.7%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  89-47 F PAC CMO
   10.00%, 6/15/20           Agy          400       439
  ## 1632 SA Inv Fl REMIC
   5.336%, 11/15/23          Agy          884       737
  ## 1699 SD Inv Fl IO
    REMIC
   2.313%, 3/15/24           Agy        9,319       745
  1709 H PO REMIC
   1/15/24                   Agy           62        31
  1750 C PD PO REMIC
   3/15/24                   Agy           91        65
  1813 K PO REMIC
   2/15/24                   Agy           60        41
  1844 PC PO REMIC
   3/15/24                   Agy          110        70
  1854 A PO REMIC
   12/15/23                  Agy          800       527
  1887 I PO REMIC
   10/15/22                  Agy           65        44
Federal National Mortgage
  Association,
  Series:
  93-149 O PO REMIC
   8/25/23                   Agy          130        82
  93-205 G PO REMIC
   9/25/23                   Agy          474       305
  93-235 H PO REMIC
   9/25/23                   Agy          186       145
  96-14 PC PO REMIC
   12/25/23                  Agy          105        60
  96-37 H PO REMIC
   8/25/23                   Agy          752       559
  96-46 PB PO REMIC
   9/25/23                   Agy          110        74


                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
  96-54 N PO REMIC
   7/25/23                   Agy     $     79  $     59
  96-54 O PO REMIC
   11/25/23                  Agy           89        56
  282 1 PO
   5/15/24                   Agy        1,831     1,255
  287 1 PO
   12/17/07                  Agy        1,340       877
-------------------------------------------------------
GROUP TOTAL                                       6,171
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY
  COLLATERAL SERIES (10.7%)
## Bear Stearns Mortgage
  Securities Inc.,
  Series 96-4 AI 10
   8.125%, 9/25/27           AAA        1,100     1,148
+ Chase Mortgage Finance
  Corp.,
  Series:
  93-N A8
   6.75%, 11/25/24           Aaa        1,287     1,218
  94-H A7
   7.25%, 6/25/25            Aaa        1,600     1,576
sec. Citicorp Mortgage
  Securities, Inc.,
  Series 95-2 B1 REMIC
   7.50%, 4/25/25 (acquired
   8/7/95-7/22/97, cost
   $849)                     N/R          874       887
DLJ Mortgage Acceptance
  Corp., Series 97-CF2 A1B
   6.82%, 10/15/30           AAA          650       654
First Boston Mortgage
  Corp.,
  Series:
  sec. 92-4 B1
   8.125%, 10/25/22
   (acquired 1/25/93, cost
   $313)                     A            326       333
  93-5 B1
   7.30%, 7/25/23            AAA        1,419     1,418
GE Capital Mortgage
  Services, Inc., Series
  94-24 A4
   7.00%, 7/25/24            AAA          582       558
J. P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29           AAA        1,075     1,098
sec.## Kidder Peabody
  Funding Corp.,
  Series 92-4 B2
   8.467%, 5/28/22
   (acquired 8/5/92,
   cost $274)                N/R          274       274
Mid-State Trust II,
  Series 88-2 A4
   9.625%, 4/1/03            AAA        1,050     1,140
PNC Mortgage Securities
  Corp.,
  Series:
  94-3 A8
   7.50%, 7/25/24            AAA        2,117     2,107

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         !!RATINGS       FACE
                         (STANDARD     AMOUNT     VALUE
                         & POOR'S)      (000)    (000)!
-------------------------------------------------------
  96-1 B1
   7.50%, 6/25/26            AA      $  1,159  $  1,174
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  sec.+ 92-33 B1
   7.50%, 8/15/22 (acquired
   9/14/92, cost $523)       Aa3          550       535
  (+)+ 92-A 2B4
   7.90%, 4/28/22            A1         1,000       979
  + 93-17 B1
   6.50%, 3/1/23             Aa2          597       591
  (+)## 94-A 3B3
   6.803%, 4/28/24           N/R        1,450     1,402
Residential Accredit Loans,
  Inc.,
  Series:
  97-Q52 A8
   7.75%, 3/25/27            AAA          525       541
  97-QS4 A7
   7.75%, 5/25/27            AAA          875       902
  97-QS12 A8
   7.25%, 12/25/27 TBA       AAA        1,400     1,402
Residential Funding
  Mortgage Securities Co.,
  Inc.,
  Series:
  93-MZ3 A2
   6.97%, 8/28/23            N/R          700       682
  93-S27 M2
   7.50%, 6/25/23            A            789       797
  94-S1 A19
   6.75%, 1/25/24            AAA          765       745
Rural Housing Trust,
  Series 87-1 M
   3.33%, 10/1/28            A-           938       894
## Ryland Mortgage
  Securities Corp.,
  Series 92-A 1A
   8.27%, 3/29/30            A-           529       535
+ Salomon Brothers Mortgage
  Securities, Series 93-3
  B1
   7.20%, 8/25/23            Aa2          621       618
-------------------------------------------------------
GROUP TOTAL                                      24,208
-------------------------------------------------------
COMMERCIAL MORTGAGES (10.8%)
American Southwest
  Financial Securities
  Corp.,
  Series:
  93-2 A1
   7.30%, 1/18/09            N/R        1,098     1,119
  ## 93-2 S1 IO
   1.056%, 1/18/09           N/R       11,299       572
  + 95-C1 A1B
   7.40%, 11/17/04           Aaa        1,050     1,086
Asset Securitization Corp.,
  Series:
  95-D1 A1
   7.59%, 8/11/27            AAA        1,222     1,280
  95-MD4 A1
   7.10%, 8/13/29            AAA        1,169     1,203

                           !!RATINGS     FACE
                           (STANDARD   AMOUNT     VALUE
                           & POOR'S)    (000)    (000)!
-------------------------------------------------------
  ## 95-MD4 ACS2 IO
   2.381%, 8/13/29           N/R     $  2,088  $    371
  (+)+ 96-D3 A1C
   7.40%, 10/13/26           Aaa          850       893
  96-MD6 A1C
   7.04%, 11/13/26           AAA          825       848
Beverly Finance Corp.
   8.36%, 7/15/04            AA-          675       727
(+) Carousel Center
  Finance, Inc., Series 1 B
   7.188%, 10/15/07          A          1,400     1,426
CBM Funding Corp. Series
  96-1 A3PI
   7.08%, 2/1/13             AA           950       979
(+) Creekwood Capital
  Corp., Series 95-1A
   8.47%, 3/16/15            AA           726       808
(+) Crystal Run Properties,
  Series A
   7.393%, 8/15/06           AA         1,100     1,149
(+) CVM Finance Corp.
   7.19%, 3/1/04             AA           580       594
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  95-CF2 A3
   7.05%, 12/17/27           A          1,100     1,110
  96-CF1 A1B
   7.58%, 3/13/28            AAA        1,100     1,159
  96-CF2 A1B
   7.29%, 7/15/06            AAA          260       269
  ## 96-CF2 S IO
   1.643%, 11/12/21          N/R        2,473       219
+ GMAC Commercial Mortgage
  Securities, Inc.,
  Series 96-C1 X2 IO
   1.96%, 3/15/21            Aaa        3,616       338
+ GS Mortgage Securities
  Corp.,
  Series:
  97-GL A2D
   6.94%, 7/13/30            Aaa          550       562
  97-GL X2 IO
   1.07%, 7/13/30            Aaa        2,700       145
(+) Lakewood Mall Finance
  Co., Series 95-C1 A
   7.00%, 8/13/10            AA           900       917
+ LB Commercial Conduit
  Mortgage Trust, Series
  96-C2 A
   7.416%, 10/25/26          Aaa        1,035     1,076
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C1 A3
   7.42%, 4/25/28            AAA        1,100     1,148
  96-C2 A2
   6.82%, 11/21/28           AAA          400       405
  96-C2 IO
   1.529%, 11/21/28          N/R        4,158       373

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
FIXED INCOME
PORTFOLIO II


                         !!RATINGS       FACE
                         (STANDARD     AMOUNT     VALUE
(CONT'D)                 & POOR'S)      (000)    (000)!
-------------------------------------------------------
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/29           Aaa     $    700  $    724
Mortgage Capital Funding,
  Inc., Series 95-MC1 A1B
   7.60%, 5/25/27            AAA        1,300     1,342
## Nomura Asset Securities
  Corp., Series 94-MD1 A2
   7.664%, 3/15/18           N/R          750       786
(+) Prime Property Funding,
  Series 1A
   6.633%, 7/23/03           AA           794       794
-------------------------------------------------------
GROUP TOTAL                                      24,422
-------------------------------------------------------
ENERGY (0.6%)
(+) Excel Paralubes Funding
   7.43%, 11/1/15            A-         1,275     1,292
-------------------------------------------------------
FINANCE (13.1%)
(+) Anthem Insurance Cos.,
  Inc., Series A
   9.00%, 4/1/27             BBB+         900       970
(+) BankAmerica
  Institutional, Series A
   8.07%, 12/31/26           A-         1,350     1,388
(+) BT Institutional
  Capital Trust, Series A
   8.09%, 12/1/26            BBB+         850       860
(+) Corestates Capital
  Corp.
   8.00%, 12/15/26           A-         1,025     1,047
Countrywide Funding Corp.
  Series A
   6.55%, 4/14/00            A          1,000     1,006
(+) Equitable Life
  Assurance Society of the
  U.S., Series 1A
   6.95%, 12/1/05            A          1,200     1,209
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24            BBB+         975     1,038
(+) Fifty-Seventh Street
  Associates
   7.125%, 6/1/17            A          1,166     1,173
(+) First Chicago NBD
  Corp., Series A
   7.95%, 12/1/26            A-         1,225     1,237
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03            A          1,650     1,666
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26            BBB+       1,125     1,153
(+) Florida Property &
  Casualty
   7.375%, 7/1/03            A-           800       826
   7.45%, 7/1/04             A            200       207
(+) Florida Windstorm
   6.70%, 8/25/04            A-           750       748
(+)+ Home Ownership Funding
  Corp.,
   13.331% (Preferred
     Stock)                  Aaa     (1)4,350     4,221
(+) John Hancock Surplus
  Note
   7.375%, 2/15/24           AA-          950       949


                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23            AA      $    875  $    851
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24            A+           850       837
NB Capital Trust
   8.25%, 4/15/27            A-           800       843
(+) New York Life Insurance
  Co.
   7.50%, 12/15/23           AA           500       495
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26           BBB+       1,050     1,055
(+) Prime Property Funding
   7.00%, 8/15/04            A            875       884
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26           A            825       841
  B
   8.035%, 3/15/27           A            250       257
Washington Mutual Capital
   8.375%, 6/1/27            BBB-         445       467
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26           BBB        1,150     1,183
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13             AA-        1,738     1,756
  96 WFP-D
   6.95%, 9/1/13             AA-          450       456
-------------------------------------------------------
GROUP TOTAL                                      29,623
-------------------------------------------------------
FOREIGN GOVERNMENTS (0.8%)
Government of Germany
   7.375%, 1/3/05            AAA DEM 3,075        1,955
-------------------------------------------------------
INDUSTRIALS (0.9%)
News America Holdings
   7.75%, 1/20/24            BBB     $    375       370
   7.75%, 2/1/24             BBB          565       557
(+) Oxymar
   7.50%, 2/15/16            BBB          650       650
Tier One Properties,
  11.095% (Preferred Stock)  A         (1)425       416
-------------------------------------------------------
GROUP TOTAL                                       1,993
-------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.6%)
Bank of America, Series A
   8.375%, 5/1/07            AAA          120       121
California Federal Savings
  & Loan, Series 86-1A
   8.80%, 1/1/14             AA            77        77
First Federal Savings &
  Loan Association, Series
  92-C
   8.75%, 6/1/06             AA            43        44

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                            !!RATINGS    FACE
                            (STANDARD  AMOUNT     VALUE
                            & POOR'S)   (000)    (000)!
-------------------------------------------------------
## Resolution Trust Corp.,
  Series 92-5 C
   8.618%, 1/25/26           AA      $    455  $    459
Ryland Acceptance Corp.
  Series IV 79-A
   6.65%, 7/1/11             AA           779       750
-------------------------------------------------------
GROUP TOTAL                                       1,451
-------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
 AGENCY COLLATERAL SERIES (1.2%)
Federal National Mortgage
  Association,
  Series:
  93-146 G PO REMIC
   5/25/23                   Agy          583       382
  93-243 C PO REMIC
   11/25/23                  Agy          128        99
  249 1 PO
   10/25/23                  Agy        1,941     1,282
  254 1 PO
   1/1/24                    Agy          634       454
  260 1 PO
   4/1/24                    Agy          848       603
-------------------------------------------------------
GROUP TOTAL                                       2,820
-------------------------------------------------------
TELEPHONES (0.4%)
Tele-Communications, Inc.
   9.25%, 1/15/23            BBB-         825       888
-------------------------------------------------------
TRANSPORTATION (0.5%)
(+) Jet Equipment Trust,
  Series 95-A A11
   10.00%, 6/15/12           A+           950     1,178
-------------------------------------------------------
U.S. TREASURY SECURITIES (20.3%)
U.S. Treasury Bond
   8.75%, 8/15/20            Tsy       10,795    13,686
U.S. Treasury Notes
   6.25%, 5/31/99            Tsy       12,075    12,162
   6.75%, 6/30/99            Tsy        4,000     4,062
   (dd)7.125%, 9/30/99       Tsy        5,600     5,736
   3.625%, 7/15/02
    (Inflation Indexed)      Tsy          501       500
   3.375%, 1/15/07
    (Inflation Indexed)      Tsy        8,129     7,974
U.S. Treasury Strip, PO
  11/15/18                   Tsy        7,400     1,870
-------------------------------------------------------
GROUP TOTAL                                      45,990
-------------------------------------------------------
UTILITIES (0.2%)
(+) Edison Mission Energy
  Funding Corp., Series B
   7.33%, 9/15/08            BBB          500       514
-------------------------------------------------------
                            !!RATINGS    FACE
                            (STANDARD  AMOUNT     VALUE
                            & POOR'S)   (000)    (000)!
-------------------------------------------------------
YANKEE (3.3%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08           BBB     $    975  $    995
AST Research, Inc.
   7.45%, 10/1/02            A-           850       847
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07           BBB-         925       944
Korea Development Bank
   7.375%, 9/17/04           AA-          790       796
(+) Paiton Energy Funding
   9.34%, 2/15/14            BBB-         800       877
(+) Petroliam Nasional Bhd.
   7.125%, 10/18/06          A+           800       793
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17             BBB        1,030     1,088
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14           BBB+         350       380
Republic of Colombia
   8.70%, 2/15/16            BBB-         700       714
-------------------------------------------------------
GROUP TOTAL                                       7,434
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $215,747)   219,838
-------------------------------------------------------
INTEREST RATE CAP (0.1%)-SEE NOTE A6
-------------------------------------------------------
J.P. Morgan and Co., Inc.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount. (Premium
  Paid $243)                 N/R       57,500       174
-------------------------------------------------------
CASH EQUIVALENTS (5.2%)
-------------------------------------------------------
Short-term Investments Held as
  Collateral for Loaned Securities
  (0.4%)                                  844       844
-------------------------------------------------------
COMMERCIAL PAPER (0.6%)
First Chicago NBD Corp.
   5.839%, 10/3/97                      1,525     1,525
-------------------------------------------------------
REPURCHASE AGREEMENT (4.2%)
Chase Securities, Inc. 5.90% dated
  9/30/97, due 10/1/97, to be
  repurchased at $9,497,
  collateralized by various U.S.
  Government Obligations due
  10/1/97-1/29/99, valued at
  $9,584                                9,495     9,495
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $11,864)            11,864
-------------------------------------------------------
TOTAL INVESTMENTS (102.3%) (Cost $227,854)      231,876
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 FIXED INCOME
 PORTFOLIO II


                                                   VALUE
(CONT'D)                                           (000)!
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
Dividends Receivable                           $    187
Interest Receivable                               2,635
Receivable for Investments Sold                     988
Receivable for Daily Variation on Futures
  Contracts                                          18
Unrealized Gain on Swap Agreements                    4
Other Assets                                          7
Payable for Investments Purchased                (7,863)
Payable for Fund Shares Redeemed                    (33)
Payable for Investment Advisory Fees               (209)
Payable for Administrative Fees                     (15)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (6)
Unrealized Loss on Forward Foreign Currency
  Contracts                                         (31)
Collateral on Securities Loaned, at Value          (844)
Other Liabilities                                   (52)
                                               --------
                                                 (5,214)
-------------------------------------------------------
NET ASSETS (100%)                              $226,662
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 19,770,477 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                 $226,662
-------------------------------------------------------
NET ASSET VALUE PER SHARE                      $  11.46
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $216,715
Undistributed Net Investment Income (Loss)        4,574
Undistributed Realized Net Gain (Loss)            1,526
Unrealized Appreciation (Depreciation) on:
  Investment Securities                           4,022
  Foreign Currency Transactions                     (32)
  Futures and Swaps                                (143)
-------------------------------------------------------
NET ASSETS                                     $226,662
-------------------------------------------------------

---------------------------------------------------------

sec.    Restricted Security-Total market value of
         restricted securities owned at September 30,
         1997 was $2,036 or 0.9% of net assets.
!       See Note A1 to Financial Statements.
!!      Ratings are unaudited.
(+)     144A security. Certain conditions for public sale
         may exist.
(dd)    A portion of these securities was pledged to
         cover margin requirements for futures contracts.
+       Moody's Investor Service, Inc. rating. Security
         is not rated by Standard & Poor's Corporation.
##      Variable or floating rate security-rate disclosed
         is as of September 30, 1997.
(1)     Amount represents shares held by the Portfolio.
CMO     Collateralized Mortgage Obligation
DEM     German Mark
INV FI  Inverse Floating Rate-Interest rate fluctuates
         with an inverse relationship to an associated
         interest rate.
        Indicated rate is the effective rate at September
         30, 1997.
IO      Interest Only
N/R     Not rated by Moody's Investor Service, Inc.,
         Standard & Poor's or Fitch.
PAC     Planned Amortization Class
PO      Principal Only
REMIC   Real Estate Mortgage Investment Conduit
TBA     Security is subject to delayed delivery. See Note
         A8 to Financial Statements.
YMA     Yield Maintenance Agreement

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MORTGAGE-BACKED
SECURITIES PORTFOLIO
STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (98.0%)
(UNLESS OTHERWISE NOTED)

-----------------------------------------------------
                          !!RATINGS   FACE
                          (STANDARD AMOUNT     VALUE
SEPTEMBER 30, 1997        & POOR'S)  (000)    (000)!
-----------------------------------------------------
ADJUSTABLE RATE MORTGAGES (15.0%)
## Government National
  Mortgage Association
  Various Pools:
   6.50%, 8/20/27              Agy  $2,970    $ 3,015
  October TBA
   6.00%, 6/20/27              Agy   2,700      2,717
-----------------------------------------------------
GROUP TOTAL                                     5,732
-----------------------------------------------------
AGENCY FIXED RATE MORTGAGES (38.1%)
Federal Home Loan Mortgage
  Corporation
  Conventional Pools:
   10.00%, 2/1/18              Agy     341        372
   11.50%, 2/1/14-1/1/16       Agy     221        251
   12.50%, 9/1/11-11/1/14      Agy     179        211
  Gold Pools:
   7.00%, 1/1/24-12/1/24       Agy     759        760
   7.50%, 2/1/27-6/1/27        Agy   5,558      5,666
  October TBA
   7.50%, 7/15/26              Agy   1,750      1,781
Federal National Mortgage
  Association
  Conventional Pools:
   10.00%, 9/1/18-2/1/25       Agy     771        845
   11.50%, 2/1/15-12/1/15      Agy     155        176
   12.50%, 9/1/13              Agy      20         24
   13.00%, 5/1/13              Agy      59         68
Government National Mortgage
  Association
  Various Pools:
   7.00%, 12/15/23             Agy   1,812      1,818
   10.00%, 1/15/13-12/25/26    Agy     706        782
   10.50%, 12/15/10-12/15/17   Agy     346        390
   11.00%, 12/15/09-8/15/15    Agy      42         47
   11.50%, 5/15/13             Agy      26         29
   12.00%, 12/15/12-11/15/15   Agy   1,097      1,273
-----------------------------------------------------
GROUP TOTAL                                    14,493
-----------------------------------------------------
ASSET BACKED CORPORATES (0.5%)
Old Stone Credit Corp,
  Series 92-3 B1
   6.35%, 9/25/07              AAA      32         31
Security Pacific Home Equity
  Trust, Series 91-A B
   10.50%, 3/10/06             A+      176        176
-----------------------------------------------------
GROUP TOTAL                                       207
-----------------------------------------------------


                         !!RATINGS     FACE
                         (STANDARD   AMOUNT     VALUE
                         & POOR'S)    (000)    (000)!
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-AGENCY
  COLLATERAL SERIES (8.6%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  90-129 H PAC
   8.85%, 3/15/21              Agy   $ 185    $   202
  90-1007 F Inv Fl
   21.795%, 1/15/20            Agy       3          3
  1415-S Inv Fl IO CMO
   18.813%, 11/15/07           Agy     142         66
  1476-S Inv Fl IO REMIC PAC
   4.363%, 2/15/08             Agy   1,122        131
  1485-S Inv Fl IO REMIC
   3.913%, 3/15/08             Agy   1,954        173
  1600-SA Inv Fl IO REMIC
   2.313%, 10/15/08            Agy   3,103        172
  1950-SC Inv Fl IO
   2.313%, 10/15/22            Agy   3,450        316
Federal National Mortgage
  Association,
  Series:
  90-118 S Inv Fl CMO
   28.975%, 9/25/20            Agy      43         66
  92-52 SQ Inv Fl IO REMIC
   7229.546%, 9/25/22          Agy       1        241
  92-186 S Inv Fl IO CMO
   3.363%, 10/25/07            Agy   2,243        193
  93-205 G PO REMIC
   9/25/23                     Agy     180        116
  93-235 H PO REMIC
   9/25/23                     Agy      72         56
  96-68 SC Inv Fl IO REMIC
   2.475%, 1/25/24             Agy     432         52
  97-30 Inv Fl IO REMIC
   2.281%, 7/25/22             Agy   1,035         96
  282 1 PO
   5/15/24                     Agy     564        386
Government National Mortgage
  Association,
  Series:
  96-12 S Inv Fl IO REMIC
   2.813%, 6/16/26             Agy   4,557        316
  96-13 S Inv Fl IO REMIC
   3.65%, 7/16/11              Agy   1,817        158
  96-17 S Inv Fl IO REMIC
   2.863%, 8/16/26             Agy   2,269        164
Kidder Peabody Mortgage
  Assets Trust,
  Series:
  + 87-B IO
   9.50%, 4/22/18              Aaa     190         57

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                   MORTGAGE-BACKED
                SECURITIES PORTFOLIO

                         !!RATINGS
                         (STANDARD     FACE
(CONT'D)                   &         AMOUNT     VALUE
                           POOR'S)    (000)    (000)!
-----------------------------------------------------
  + 87-B PO
   4/22/18                     Aaa   $ 190    $   143
Morgan Stanley Mortgage
  Trust, Series 28 8 PAC
   9.40%, 10/1/18              AAA     165        172
-----------------------------------------------------
GROUP TOTAL                                     3,279
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (19.8%)
American Housing Trust,
  Series V 1G
   9.125%, 4/25/21             AAA     379        402
Citicorp Mortgage Securities,
  Inc., Series 93-9 A1 REMIC
   7.00%, 3/25/20              AAA     123        124
CMC Securities Corp. IV,
  Series 94-G A4
   7.00%, 9/25/24              AAA     250        239
Countrywide Funding Corp.,
  Series 94-12 A10
   7.00%, 5/25/24              AAA   1,135      1,096
DLJ Mortgage Acceptance
  Corp., Series 97-CF2 A1B
   6.82%, 10/15/30             AAA     100        101
sec. First Boston Mortgage
  Corp., Series 92-4 B1
   8.125%, 10/25/22
   (acquired 1/25/93-
   10/27/93, cost $145)        A       144        147
GE Capital Mortgage Services,
  Inc., Series 94-24 A4
   7.00%, 7/25/24              AAA     347        333
J. P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29             AAA     125        128
sec.## Kidder Peabody Funding
  Corp., Series 92-4 B2
   8.467%, 5/28/22
   (acquired 8/5/92-
   10/27/93, cost $118)        N/R     117        117
Mid-State Trust II, Series
  88-2 A4
   9.625%, 4/1/03              AAA     590        641
PNC Mortgage Securities
  Corp., Series 96-1 B1
   7.50%, 6/25/26              AA      306        310
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  sec.+ 92-33 B1
   7.50%, 11/15/22
   (acquired 11/30/92,
   cost $226)                  Aa3     263        255
  (+)## 94-A 3B3
   6.803%, 4/28/24             N/R     910        880


                         !!RATINGS     FACE
                         (STANDARD   AMOUNT     VALUE
                         & POOR'S)    (000)    (000)!
-----------------------------------------------------
Residential Accredit Loans,
  Inc.
  Series:
  + 97-QS1 A11
   7.50%, 2/25/27              Aaa   $ 190    $   192
  97-Q52 A8
   7.75%, 3/25/27              AAA      85         88
  97-QS3 A8
   7.75%, 4/25/27              AAA     170        175
  97-QS12 A8 TBA
   7.25%, 12/25/27             N/R     225        225
Residential Funding Mortgage
  Securities Co., Inc.,
  Series 94-S1 A19
   6.75%, 1/25/24              AAA     301        293
Rural Housing Trust, Series
  87-1 M
   3.33%, 10/1/28              A-      410        391
+ Ryland Mortgage Securities
  Corp., Series 93-4 A9
   7.50%, 8/25/24              Aaa     885        887
Saxon Mortgage Securities
  Corp., Series 93-8A A6
   7.375%, 9/25/23             AAA     517        513
-----------------------------------------------------
GROUP TOTAL                                     7,537
-----------------------------------------------------
COMMERCIAL MORTGAGES (10.0%)
Asset Securitization Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29              AAA     219        225
  (+)+ 96-D3 A1C
   7.40%, 10/13/26             Aaa     140        147
  96-MD6 A1C
   7.04%, 11/13/26             AAA     140        144
Beverly Finance Corp.
   8.36%, 7/15/04              AA-     285        307
CBM Funding Corp., Series
  96-1 A3PI
   7.08%, 2/1/13               AA      155        160
CS First Boston Mortgage
  Securities Corp., Series
  97-C1 A1C
   7.24%, 6/20/29              AAA     190        197
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  96-CF2 A1B
   7.29%, 11/12/21             AAA      45         47
  ## 96-CF2 S IO
   1.643%, 11/12/21            N/R     472         42
+ GS Mortgage Securities
  Corp., Series 97-GL A2D
   6.94%, 7/13/30              Aaa     105        107
(+) Lakeside Finance Corp.
   6.47%, 12/15/00             AA      315        315
+ LB Commercial Conduit
  Mortgage Trust, Series
  96-C2 A
   7.416%, 10/25/26            Aaa     168        174

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         !!RATINGS     FACE
                         (STANDARD   AMOUNT     VALUE
                         & POOR'S)    (000)    (000)!
-----------------------------------------------------
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C2 A2
   6.82%, 11/21/28             AAA   $  70    $    71
  96-C2 IO
   1.529%, 11/21/28            N/R     740         66
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/29             Aaa     120        124
+ Mortgage Capital Funding,
  Inc., Series 97-MC1 A3
   7.288%, 7/20/27             Aaa     225        234
Nomura Asset Securities
  Corp.,
  Series:
  94-MD1 A1B
   7.526%, 3/15/18             N/R     185        190
  ## 94-MD1 A2
   7.664%, 3/15/18             N/R     150        157
(+) Prime Property Funding,
  Series 1 A
   6.633%, 7/23/03             AA      259        259
Sawgrass Financial, Series
  93-A1
   6.45%, 1/20/06              AAA     340        341
(+) Stratford Finance Corp.
   6.776%, 2/1/04              AA      495        493
-----------------------------------------------------
GROUP TOTAL                                     3,800
-----------------------------------------------------
FINANCE (2.7%)
(+)+ Home Ownership Funding
  Corp.,
   13.331% (Preferred Stock)   Aaa  (1)1,050    1,019
-----------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (1.6%)
DLJ Mortgage Acceptance
  Corp., Series 93-MF7 A1
   7.40%, 6/18/03              AAA     242        248
## Resolution Trust Corp.,
  Series 92-5 C
   8.618%, 1/25/26             AA      304        307
Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11               AA       69         66
-----------------------------------------------------
GROUP TOTAL                                       621
-----------------------------------------------------

                        !!RATINGS      FACE
                        (STANDARD    AMOUNT     VALUE
                        & POOR'S)     (000)    (000)!
-----------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES- AGENCY
  COLLATERAL SERIES (1.7%)
Federal National Mortgage
  Association
  Series:
  249 1 PO,
   10/25/23                    Agy   $ 111    $    74
  254 1 PO,
   1/1/24                      Agy      98         70
  260 1 PO,
   4/1/24                      Agy     131         93
  ## 93-M2 B IO REMIC
   2.575%, 7/25/03             Agy     554         32
  93-146 G PO REMIC
   5/25/23                     Agy     234        153
  93-243 C PO REMIC
   11/25/23                    Agy      44         34
  96-27 A PO REMIC
   10/25/23                    Agy     345        151
First Boston Mortgage
  Securities Corp., Series
  87-B2 IO
   8.985%, 4/25/17             AAA     145         40
-----------------------------------------------------
GROUP TOTAL                                       647
-----------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $36,503)                                     37,335
-----------------------------------------------------
STRUCTURED INVESTMENTS (0.4%)-SEE NOTE A7
-----------------------------------------------------
Morgan Guaranty Trust
  Company, 11/20/05; monthly
  payments equal to 1% per
  annum of the outstanding
  notional balance, indexed
  to GNMA ARM pools. (Cost
  $189)                        N/R   4,745        137
-----------------------------------------------------
INTEREST RATE CAPS (0.1%)-SEE NOTE A6
-----------------------------------------------------
Bankers Trust Co., Inc.,
  terminating 10/15/99, to receive
  on 10/15/99 the excess, as
  measured on 10/15/98, of 12 month
  LIBOR over 6.34% multiplied by
  the notional amount.          N/R  6,600         20
J.P. Morgan and Co., Inc.,
  terminating 10/15/99, to receive
  on 10/15/99 the excess, as
  measured on 10/15/98, of 12 month
  LIBOR over 6.34% multiplied by
  the notional amount.          N/R  10,000        30
-----------------------------------------------------
GROUP TOTAL (Premium Paid $68)                     50
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                   MORTGAGE-BACKED
                SECURITIES PORTFOLIO
                                        FACE
                                      AMOUNT   VALUE
(CONT'D)                               (000)    (000)!
-----------------------------------------------------
CASH EQUIVALENTS (13.5%)
-----------------------------------------------------
AGENCY FLOATING RATE MORTGAGE (0.8%)
## Federal Home Loan Mortgage
  Corporation,
  2/15/24                            $ 299    $   299
-----------------------------------------------------
DISCOUNT NOTE (7.6%)
Federal Home Loan Mortgage
  Corporation,
   10/16/97                          1,500      1,496
Federal National Mortgage
  Association
   10/17/97                          1,400      1,397
-----------------------------------------------------
GROUP TOTAL                                     2,893
-----------------------------------------------------
U.S. TREASURY SECURITY (1.3%)
(dd) U.S. Treasury Bill
   11/13/97                            515        512
-----------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
Chase Securities, Inc. 5.90% dated
  9/30/97, due 10/1/97, to be
  repurchased at $1,434,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99 valued at $1,447   1,434      1,434
-----------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $5,134)            5,138
-----------------------------------------------------
TOTAL INVESTMENTS (112.0%) (Cost $41,894)      42,660
-----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-12.0%)
Dividends Receivable                               35
Interest Receivable                               357
Receivable for Investments Sold                 1,966
Receivable for Fund Shares Sold                    10
Receivable for Daily Variation on Futures
  Contracts                                         8
Other Assets                                        2
Payable for Investments Purchased              (6,819)
Payable for Fund Shares Redeemed                  (14)
Payable for Investment Advisory Fees              (40)
Payable for Administrative Fees                    (3)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                      (1)
Unrealized Loss on Swap Agreements                (51)
Other Liabilities                                 (25)
                                              -------
                                               (4,575)
-----------------------------------------------------
NET ASSETS (100%)                             $38,085
-----------------------------------------------------


                                                VALUE
                                               (000)!
-----------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------
NET ASSETS
Applicable to 3,540,390 outstanding
  shares of beneficial interest (unlimited
  authorization, no par value)                $38,085
-----------------------------------------------------
NET ASSET VALUE PER SHARE                     $ 10.76
-----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                               $39,281
Undistributed Net Investment Income (Loss)      1,007
Undistributed Realized Net Gain (Loss)         (2,861)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                           766
  Futures and Swaps                              (108)
-----------------------------------------------------
NET ASSETS                                    $38,085
-----------------------------------------------------
sec.   Restricted Security-Total market value of
        restricted securities owned at September 30,
        1997 was $519 or 1.4% of net assets.
!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public
        sale may exist.
(dd)   A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
+      Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
##     Variable or floating rate security-rate
        disclosed is as of September 30, 1997.
(1)    Amount represents shares held by the Portfolio.
CMO    Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated
        interest rate. Indicated rate is the effective
        rate at September 30, 1997.
IO     Interest Only
N/R    Not rated by Moody's Investor Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See
        note A8 to Financial Statements.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

LIMITED DURATION
PORTFOLIO
STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (94.9%)

(UNLESS OTHERWISE NOTED)

-------------------------------------------------------
                        !!RATINGS      FACE
                        (STANDARD    AMOUNT     VALUE
SEPTEMBER 30, 1997      & POOR'S)     (000)     (000)!
-------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (18.9%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 9/20/27            Agy    $   9,750  $  9,823
   6.50%, 8/20/27            Agy       16,830    17,088
November TBA
   6.00%, 11/20/27           Agy        2,500     2,515
-------------------------------------------------------
GROUP TOTAL                                      29,426
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (8.4%)
Federal Home Loan Mortgage
  Corporation
  Conventional Pools:
   10.00%, 4/1/10-8/1/16     Agy          371       405
   10.50%, 12/1/14-11/1/19   Agy          669       744
   11.00%, 8/1/15-5/1/20     Agy          257       288
   11.50%, 12/1/08-1/1/18    Agy        1,160     1,315
  Gold Pools:
   10.00%, 2/1/21-10/1/21    Agy          299       330
   10.50%, 1/1/19-10/1/20    Agy          583       648
   11.50%, 8/1/10            Agy          195       224
   12.00%, 6/1/15-9/1/15     Agy          535       614
Federal National Mortgage
  Association
  Conventional Pools:
   10.00%, 12/1/15-9/1/16    Agy          668       732
   10.50%, 4/1/15            Agy          112       126
   11.00%, 7/1/20            Agy          467       526
   12.00%, 5/1/14-8/1/20     Agy          344       396
   12.50%, 2/1/15            Agy           99       115
Government National
  Mortgage Association
  Various Pools:
   10.00%,
   11/15/09-12/25/26         Agy        3,132     3,476
   10.50%, 5/15/16-5/15/26   Agy          724       816
   11.00%, 1/15/10-6/15/20   Agy        1,720     1,966
   11.50%, 2/15/13-9/15/14   Agy          280       325
-------------------------------------------------------
GROUP TOTAL                                      13,046
-------------------------------------------------------
ASSET BACKED CORPORATES (25.3%)
(+) Aegis Auto Receivables
  Trust, Series 95-1 A
   8.60%, 3/20/02            N/R          400       402
(+) ACC Automobile
  Receivables Trust, Series
  97-C A
   6.40%, 3/17/04            AAA          746       748
AFG Receivables Trust,
  Series:
  95-A A
   6.15%, 9/15/00            A            197       197


                       !!RATINGS         FACE
                       (STANDARD       AMOUNT     VALUE
                       & POOR'S)        (000)    (000)!
-------------------------------------------------------
  96-B A
   6.60%, 4/15/01            A      $     336  $    337
  97-A A
   6.35%, 10/15/02           AAA          649       650
ALPS, Series 94-1 A2 CMO
   7.15%, 11/15/97           AA           788       795
Americredit Automobile
  Receivables Trust, Series
  96-B A
   6.50%, 1/12/02            AAA          657       660
Arcadia Auto, Series 97-C
  A4
   6.375%, 1/15/03           AAA          770       773
Associates Manufactured
  Housing Pass Through
  Certificates, Series 97-1
  A3
   6.60%, 6/15/28            AAA          845       851
Case Equipment Loan Trust,
  Series:
  95-A A
   7.30%, 3/15/02            AAA          140       142
  95-A B
   7.65%, 3/15/02            A            209       212
Champion Home Equity Loan
  Trust,
  Series:
  96-3 A2
   7.03%, 8/25/11            AAA          650       656
  96-4 A2
   6.66%, 11/25/11           AAA          875       876
Cityscape Home Equity Loan
  Trust,
  Series:
  96-1 A1
   6.45%, 1/25/11            AAA          252       251
  96-3 A2
   6.65%, 6/25/11            AAA          600       600
  97-1 A3
   6.63%, 3/25/18            AAA        1,300     1,301
CPS Auto Grantor Trust,
  Series:
  96-3 A
   6.30%, 8/15/02            AAA          528       529
  97-2 A
   6.65%, 10/15/02           AAA          455       458
Contimortgage Home Equity
  Loan Trust, Series 96-3
  A2
   6.97%, 7/15/11            AAA          600       602
Crown Home Equity Loan
  Trust, Series 96-1 A2
   6.51%, 6/25/11            AAA          950       950
CS First Boston Mortgage
  Securities Corp., Series
  96-2 A2
   6.32%, 3/25/05            AAA          875       873
Delta Funding Home Equity
  Loan Trust, Series 96-3
  A2
   6.525%, 10/25/11          AAA          950       948

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                   LIMITED DURATION
                       PORTFOLIO

                         !!RATINGS       FACE
                         (STANDARD     AMOUNT     VALUE
(CONT'D)                 & POOR'S)      (000)    (000)!
-------------------------------------------------------
First Merchants Auto
  Receivables Corp.,
  Series:
  96-C A2
   6.15%, 7/15/01            AAA    $   1,175  $  1,167
  (+) 97-2 A1
   6.85%, 11/15/02           AAA          564       568
First Plus Home Loan Trust,
  Series:
  96-3 A2
   6.85%, 6/20/07            AAA          900       904
  96-4 A3
   6.28%, 3/10/09            AAA          900       898
  97-1 A3
   6.45%, 6/10/09            AAA        1,300     1,300
First Union Residential
  Securitization Trust
  Series 96-2 A2
   6.46%, 9/25/11            AAA          925       924
Fleet Finance, Inc., Series
  93-1 A
   5.45%, 3/20/23            AAA           14        14
Fleetwood Credit Corp.,
  Series 92-A A
   7.10%, 2/15/07            AAA          510       511
Ford Credit Auto Owner
  Trust,
  Series:
  96-A A3
   6.50%, 11/15/99           AAA        1,700     1,711
  96-B
   6.55%, 2/15/02            A            400       402
Ford Credit Grantor Trust,
  Series 94-B A
   7.30%, 10/15/99           AAA          493       497
General Electric Home
  Equity Loan Asset-Backed
  Certificates, Series 91-1
  B
   8.70%, 9/15/11            AAA          850       873
General Motors Acceptance
  Corp., Grantor Trust,
  Series 93-A A
   4.15%, 3/15/98            AAA            2         2
General Motors Acceptance
  Corp., Series 97-A A
   6.50%, 4/15/02            AAA          885       889
Greenwich Capital
  Acceptance, Inc., Series
  95-BA1 A1
   6.00%, 8/10/20            AAA          302       301
Honda Auto Receivables
  Grantor Trust, Series
  97-A A
   5.85%, 2/15/03            AAA        1,281     1,280
IBM Credit Receivables
  Lease Asset Master Trust,
  Series 93-1 A
   4.55%, 11/15/00           AAA          116       115
IMC Home Equity Loan Trust,
  Series 96-4 A3
   6.81%, 7/25/11            AAA          500       502

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT     VALUE
                       & POOR'S)        (000)    (000)!
-------------------------------------------------------
(+) Long Beach Auto,
  Series 97-2 A
   6.69%, 9/25/04            AAA    $     568  $    568
Money Store (The) Home
  Equity Trust,
  Series 95-CA1
   6.20%, 1/15/09            AAA          127       126
(+) NAL Auto Trust, Series:
  96-3A
   7.30%, 12/15/00           N/R          250       249
  97-2A
   7.75%, 9/15/02            N/R          420       420
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03           N/R          600       615
Navistar Financial Corp.,
  Series 94-B A
   6.40%, 1/15/00            AAA          361       361
(+) NPR Health Care,
  Series 97-1 A
   6.815%, 7/1/01            N/R          300       303
Oakwood Mortgage Investors
  Inc., Series 95-B A1
   6.25%, 1/15/21            AAA          267       267
Old Stone Credit Corp,
  Series 92-3 B1
   6.35%, 9/25/07            AAA           94        93
Olympic Automobile
  Receivables Trust,
  Series:
  94-A1
   5.65%, 1/15/01            AAA          180       180
  94-B B
   6.95%, 6/15/01            AAA          240       242
Onyx Acceptance Grantor
  Trust,
  Series:
  97-2 A
   6.35%, 10/15/03           AAA          955       957
  1997-3A
   6.35%, 1/15/04            AAA          800       803
Onyx Acceptance Trust,
  Series:
  94-1 A
   6.90%, 1/17/00            AAA          122       123
Preferred Credit Corp.,
  Series 97-1 A3
   6.91%, 5/1/07             AAA          850       856
Premier Auto Trust,
  Series:
  94-3 B
   6.80%, 12/2/99            AA           113       114
  95-A A4
   6.00%, 5/6/00             AAA          775       775
Security Pacific Home Loan
  Equity Trust, Series 91-1
  B
   8.85%, 5/15/98            AAA          678       688

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         !!RATINGS       FACE
                         (STANDARD     AMOUNT     VALUE
                         & POOR'S)      (000)    (000)!
-------------------------------------------------------
Southern Pacific Secured
  Assets Corp.,
  Series 96-1 A2
   6.09%, 3/25/27            AAA    $     309  $    308
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1 A
   6.65%, 12/15/02           A-           350       350
  97-1 A
   7.35%, 5/15/03            A-           875       900
Union Acceptance Corp.,
  Series:
  96-B A
   6.45%, 7/9/03             AAA          722       722
  97-B A2
   6.70%, 6/8/03             AAA          700       706
+ Vanderbilt Mortgage
  Finance, Series 97-B 1A2
   6.775%, 12/7/28           Aaa        1,000     1,012
WFS Financial Owner Trust,
  Series 97-C A3
   6.10%, 3/20/02            AAA          810       809
Western Financial Auto
  Grantor Trust,
  Series:
  93-A1
   4.45%, 7/1/98             AAA           29        29
  93-2 A2
   4.70%, 10/1/98            AAA           24        23
  93-3 A1
   4.25%, 12/1/98            AAA           37        37
  94-1 A1
   5.10%, 6/1/99             AAA           86        86
-------------------------------------------------------
GROUP TOTAL                                      39,391
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (12.4%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  181 D REMIC
   8.50%, 6/15/16            Agy        1,340     1,342
  1386 D REMIC
   6.188%, 10/15/07          Agy        1,488     1,491
  1462 PAC-1 (11) REMIC
   6.75%, 9/15/16            Agy        1,075     1,082
  1542 H PAC-1
   6.50%, 10/15/20           Agy        1,160     1,165
  1548 G SEQ
   6.00%, 4/15/17            Agy          926       921
  1560 PE PAC-1 (11) REMIC
   6.00%, 11/15/16           Agy        1,250     1,245
  1576 PD PAC (11) REMIC
   5.50%, 9/15/02            Agy        1,075     1,071
  1680 PB PAC-1 (11)
   5.70%, 6/15/12            Agy          537       535
  1839 A
   6.50%, 7/15/17            Agy        1,035     1,040

                        !!RATINGS        FACE
                        (STANDARD      AMOUNT     VALUE
                        & POOR'S)       (000)    (000)!
-------------------------------------------------------
  1931 Class A SEQ
   7.25%, 6/15/21            Agy    $     959  $    970
  92-127 FA REMIC
   6.188%, 3/25/06           Agy          308       308
  93-16 B
   7.50%, 10/25/19           Agy          850       863
  93-83 A SEQ
   5.55%, 11/25/16           Agy          825       814
  94-93 PD PAC
   7.25%, 4/25/15            Agy          800       809
  96-40 K
   5.75%, 11/25/16           Agy        1,625     1,610
  97-67 HB
   6.50%, 12/17/21           Agy        1,450     1,441
  97-67 HD
   6.00%, 12/17/21           Agy        1,700     1,668
Federal National Mortgage
  Association, Series 93-70
  B
   5.75%, 4/25/16            Agy          986       976
-------------------------------------------------------
GROUP TOTAL                                      19,351
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY
  COLLATERAL SERIES (0.3%)
Citicorp Mortgage
  Securities, Inc., Series
  93-9 B
   7.00%, 3/25/20            AAA          101       101
G E Capital Mortgage
  Services, Inc., Series
  93-14 A2 REMIC
   5.75%, 4/25/11            AAA          355       353
-------------------------------------------------------
GROUP TOTAL                                         454
-------------------------------------------------------
COMMERCIAL MORTGAGES (0.8%)
+ Carolina First Bank,
  Series 96
   6.50%, 12/18/99           Aa2          262       262
CBM Funding Corp., Series
  96-1B A1
   7.55%, 2/1/13             AA           335       340
+ Midland Realty Acceptance
  Corp., Series 96-C2 A1
   7.02%, 1/25/27            Aaa          581       592
-------------------------------------------------------
GROUP TOTAL                                       1,194
-------------------------------------------------------
FINANCE (11.6%)
Allstate Corp.
   5.875%, 6/15/98           A          1,125     1,126
Associates Corp. of
  North America
   8.25%, 12/1/99            AA-          800       835
Bankers Trust New York
  Corp.
   6.625%, 7/30/99           A            635       640
Barclays American Corp.
   7.875%, 8/15/98           AA           450       458
Beneficial Corp.
   6.45%, 6/19/00            A            670       673
Chase Manhattan Bank N.A.
   5.875%, 8/4/99            A+         1,375     1,370

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                   LIMITED DURATION
                       PORTFOLIO

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT     VALUE
(CONT'D)               & POOR'S)        (000)    (000)!
-------------------------------------------------------
Chrysler Financial Corp.
   6.375%, 1/28/00           A-     $     775  $    778
CIT Group Holdings
   6.375%, 10/1/02           N/R          825       822
Countrywide Funding Corp.
   7.32%, 8/15/00            A            650       667
(+) Farmers Insurance
  Exchange
   8.50%, 8/1/04             BBB-         700       750
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03            A            700       707
(+) Florida Property &
  Casualty
   7.45%, 7/1/04             A            150       155
   7.375%, 7/1/03            A-           375       387
(+) Florida Windstorm
   6.70%, 8/25/04            A-           425       424
Ford Motor Credit Corp.
   7.47%, 7/29/99            A+           675       691
   8.375%, 1/15/00           A+           400       419
General Motors Acceptance
  Corp.
   6.00%, 12/30/98           A-           600       601
   + 7.25%, 6/22/99          A3           285       290
Heller Financial, Inc.
   9.375%, 3/15/98           BBB+         375       381
   7.875%, 11/1/99           BBB+         525       542
Home Ownership Funding
  Corp.,
   13.331% (Preferred
     Stock)                  AAA     (1)1,800     1,747
Household International
   6.00%, 3/15/99            A            575       575
(+) Hyatt Equities
   7.00%, 5/15/02            BBB+         925       941
International Lease Finance
   8.28%, 2/3/00             A+           550       575
Lehman Brothers Holding,
  Inc.
   6.625%, 11/15/00          A            725       730
(+) Prime Property Funding
   6.80%, 8/15/02            A            785       789
-------------------------------------------------------
GROUP TOTAL                                      18,073
-------------------------------------------------------
FLOATING RATE NOTES (0.8%)
## Airlines Pass Through
  Trust, Series 1 A5
   6.006%, 3/15/19           AA           402       402
## Student Loan Marketing
  Association,
  Series:
  95-1 A1
   5.759%, 4/26/04           AAA          463       463
  96-1 A1
   5.744%, 7/26/04           AAA          388       389
-------------------------------------------------------
GROUP TOTAL                                       1,254
-------------------------------------------------------

                        !!RATINGS        FACE
                        (STANDARD      AMOUNT     VALUE
                        & POOR'S)       (000)    (000)!
-------------------------------------------------------
INDUSTRIALS (1.5%)
(+) EES Coke Battery Co.,
  Inc.
   7.125%, 4/15/02           BBB    $     575  $    582
(+) Kern River Funding
  Corp.
   6.42%, 3/31/01            A-           649       651
Philip Morris Cos., Inc.
   8.75%, 6/1/01             A            520       557
RJR Nabisco, Inc.
   8.625%, 12/1/02           BBB-         575       604
-------------------------------------------------------
GROUP TOTAL                                       2,394
-------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.7%)
+ Town & Country Funding
  Corp., Series A
   5.85%, 8/15/98            Aa2        1,000       998
-------------------------------------------------------
TELEPHONES (0.4%)
Tele-Communications, Inc.,
  Series 95-C A1
   8.25%, 1/15/03            BBB-         550       579
-------------------------------------------------------
U.S. TREASURY SECURITIES (12.7%)
U.S. Treasury Notes
   5.00%, 2/15/99            Tsy        1,200     1,188
   (dd) 7.00%, 4/15/99       Tsy        2,375     2,418
   3.625%, 7/15/02
     (Inflation Indexed)     Tsy       16,210    16,147
-------------------------------------------------------
GROUP TOTAL                                      19,753
-------------------------------------------------------
UTILITIES (0.4%)
(+) Edison Mission Energy
  Funding
   6.77%, 9/15/03            BBB          671       677
-------------------------------------------------------
YANKEE (0.7%)
AST Research, Inc.
   7.45%, 10/1/02            A-           600       598
Korea Development Bank
   7.375%, 9/17/04           AA-          470       474
-------------------------------------------------------
GROUP TOTAL                                       1,072
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $147,181)   147,662
-------------------------------------------------------
INTEREST RATE CAP (0.2%)-SEE NOTE A6
-------------------------------------------------------
Bankers Trust Co., Inc.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount. (Premium
  Paid $370)                 N/R       96,748       292
-------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                         FACE
                                       AMOUNT     VALUE
                                        (000)    (000)!
-------------------------------------------------------
CASH EQUIVALENT (3.8%)
-------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
Chase Securities, Inc.
  5.90% dated 9/30/97, due
  10/1/97, to be
  repurchased at $5,961,
  collateralized by various
  U.S. Government
  Obligations, due
  10/1/97-1/29/99, valued
  at $6,016 (Cost $5,960)           $   5,960  $  5,960
-------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (Cost $153,511)       153,914
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
Dividends Receivable                                 60
Interest Receivable                               1,119
Receivable for Investments Sold                  14,638
Other Assets                                          4
Payable for Investments Purchased                (8,395)
Payable for Fund Shares Redeemed                 (5,613)
Payable for Investment Advisory Fees               (114)
Payable for Administrative Fees                     (11)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (3)
Other Liabilities                                   (29)
                                               --------
                                                  1,656
-------------------------------------------------------
NET ASSETS (100%)                              $155,570
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 14,831,121 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                 $155,570
-------------------------------------------------------
NET ASSET VALUE PER SHARE                      $  10.49
-------------------------------------------------------


                                                  VALUE
                                                 (000)!
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $156,817
Undistributed Net Investment Income (Loss)        2,361
Undistributed Realized Net Gain (Loss)           (4,002)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                             403
  Futures                                            (9)
-------------------------------------------------------
NET ASSETS                                     $155,570
-------------------------------------------------------
!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public
        sale may exist.
(dd)   A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
+      Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
##     Variable or floating rate security-rate
        disclosed is as of September 30, 1997.
(1)    Amount represents shares held by the Portfolio.
CMO    Collateralized Mortgage Obligation
N/R    Not rated by Moody's Investor Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

SPECIAL PURPOSE FIXED
INCOME PORTFOLIO
STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (97.1%)

(UNLESS OTHERWISE NOTED)

-------------------------------------------------------
                        !!RATINGS     FACE
                        (STANDARD    AMOUNT     VALUE
SEPTEMBER 30, 1997      & POOR'S)     (000)     (000)!
-------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (10.2%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 8/20/27-9/20/27    Agy    $  39,800  $ 40,098
  November TBA
   6.00%, 11/20/27           Agy       10,150    10,210
-------------------------------------------------------
GROUP TOTAL                                      50,308
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (13.0%)
Federal Home Loan Mortgage
  Corporation Conventional
  Pools:
   10.50%, 2/1/19-3/1/27     Agy        4,666     5,204
   11.00%, 12/1/10-9/1/20    Agy        2,410     2,700
   11.75%, 12/1/17           Agy          128       146
  Gold Pools:
   7.00%, 9/1/23-12/1/24     Agy        9,397     9,410
   10.50%, 11/1/15-4/1/21    Agy          759       844
Federal National Mortgage
  Association Conventional
  Pools:
   10.50%, 8/1/15-4/1/22     Agy        4,541     5,086
   12.00%, 11/1/15           Agy        3,196     3,683
Government National
  Mortgage Association
  Various Pools:
   7.00%, 12/15/22-12/15/23  Agy       16,132    16,188
   10.00%,
   12/15/17-12/25/26         Agy        9,521    10,554
   10.50%, 10/15/15-4/15/25  Agy        3,641     4,095
   11.00%, 1/15/10-5/15/26   Agy        5,680     6,403
   12.00%, 4/15/14           Agy           41        47
-------------------------------------------------------
GROUP TOTAL                                      64,360
-------------------------------------------------------
ASSET BACKED CORPORATES (5.2%)
## Airplanes Pass Through
  Trust, Series 1 B
   6.756%, 3/15/19           A          1,223     1,227
ALPS,
  Series:
  94-1 A4 CMO
   7.80%, 9/15/04            AA         1,450     1,484
  94-1 C2 CMO
   9.35%, 9/15/04            BBB        1,816     1,867
Arcadia Auto, Series 97-C
  A4
   6.375%, 1/15/03           AAA        2,280     2,289
CIT Group Home Equity Loan
  Trust, Series 97-1 A3
   6.25%, 9/15/01            AAA        1,325     1,326
(+) Federal Mortgage
  Acceptance Corp., Loan
  Receivables Trust, Series
  96-B A1
   7.629%, 11/1/18           A          1,290     1,316


                        !!RATINGS        FACE
                        (STANDARD      AMOUNT     VALUE
                        & POOR'S)       (000)    (000)!
-------------------------------------------------------
First Plus Home Loan Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08            AAA    $   1,345  $  1,348
  97-3 A3
   6.57%, 10/10/10           AAA        1,330     1,335
Honda Auto Receivables
  Grantor Trust, Series
  97-A A
   5.85%, 2/15/03            AAA        3,959     3,955
(+) Long Beach Auto,
  Series 97-2 A
   6.69%, 9/25/04            AAA        1,753     1,754
(+) NAL Auto Trust,
  Series: 96-4 A
   6.90%, 12/15/00           N/R          975       969
  97-2 A
   7.75%, 9/15/02            N/R        1,019     1,020
(+) National Car Rental
  Financing Ltd.,
  Series 96-1 A4
   7.35%, 10/20/03           N/R        1,650     1,691
Security Pacific Home
  Equity Trust, Series
  91-AB
   10.50%, 3/10/06           A+           512       513
(+) Team Fleet Financing
  Corp., Series 96-1A
   6.65%, 12/15/02           A-         1,125     1,126
WFS Financial Owner Trust,
  Series 97-C A3
   6.01%, 3/20/02            AAA        2,470     2,467
-------------------------------------------------------
GROUP TOTAL                                      25,687
-------------------------------------------------------
ASSET BACKED MORTGAGES (1.9%)
Champion Home Equity Loan
  Trust, Series 96-2 A4
   8.00%, 9/25/28            AAA        2,105     2,195
Cityscape Home Equity Loan
  Trust,
  Series:
  sec. 96-3 YMA
   10/25/26 (acquired
   12/24/96, cost $53)       N/R       38,981        52
  96-3 A IO
   1.00%, 10/25/26           N/R       34,246       849
  96-3 A8
   7.65%, 8/25/26            AAA        2,200     2,250
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-3 A7
   8.04%, 9/15/27            AAA        2,150     2,256
  96-4 A11 IO
   1.10%, 1/15/28            AAA       29,147       766
  96-4 A12 IO
   1.05%, 1/15/28            AAA        9,408       247

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          !!RATINGS    FACE
                          (STANDARD   AMOUNT     VALUE
                          & POOR'S)    (000)    (000)!
-------------------------------------------------------
  96-4 A12 YMA
   1/15/28                   AAA    $  11,765  $     17
  (+) 96-4 A12 YMA
   1/15/28                   AAA       35,300        53
  (+) 97-1 A10 YMA
   3/15/28                   N/R       36,896        52
  97-1 A10I IO
   1.10%, 3/15/28            AAA       34,489       944
-------------------------------------------------------
GROUP TOTAL                                       9,681
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (2.5%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  1415-S Inv Fl IO
   18.813%, 11/15/07         Agy        1,003       462
  1476-S Inv Fl IO
   REMIC PAC
   4.363%, 2/15/08           Agy        9,282     1,082
  1485-S Inv Fl IO REMIC
   3.913%, 3/15/08           Agy        8,804       781
  1600-SA Inv Fl IO REMIC
   2.313%, 10/15/08          Agy       18,995     1,050
  1709 H PO
   1/15/24                   Agy          237       121
  1750 C PD PO
   3/15/24                   Agy          361       257
  1813 K PO
   2/15/24                   Agy          240       165
  1844 PC PO
   3/15/24                   Agy          435       275
  1887 I PO
   10/15/22                  Agy          255       171
  88-22 C PAC (11)
   9.50%, 4/15/20            Agy           41        46
Federal National Mortgage
  Association,
  Series:
  92-186 S Inv Fl IO CMO
   3.363%, 10/25/07          Agy       17,501     1,503
  93-149 O PO
   8/25/23                   Agy          347       220
  93-205 G PO
   9/25/23                   Agy          853       550
  93-235 H PO REMIC
   9/25/23                   Agy          338       264
  96-14 PC PO
   12/25/23                  Agy          415       239
  96-46 PB PO
   9/25/23                   Agy          425       285
  96-54 N PO
   7/25/23                   Agy          305       228
  96-54 O PO
   11/25/23                  Agy          342       213
  96-68 SC Inv Fl IO REMIC
   2.475%, 1/25/24           Agy        4,050       491

                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
  97-7 AE PO REMIC
   2/15/23                   Agy    $   1,092  $    788
  282 1 PO
   5/15/24                   Agy        4,433     3,038
-------------------------------------------------------
GROUP TOTAL                                      12,229
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- NON-AGENCY
  COLLATERAL SERIES (8.7%)
American Housing Trust,
  Series:
  IV 2
   9.553%, 9/25/20           A            303       316
  V 1G
   9.125%, 4/25/21           AAA        1,631     1,733
+ Chase Mortgage Finance
  Corp., Series 93-N A8
   6.75%, 11/25/24           Aaa        2,800     2,651
Chemical Mortgage
  Securities, Inc., Series
  93-1 M
   7.45%, 2/25/23            AA           225       227
CMC Securities Corp. IV,
  Series 94-G A4
   7.00%, 9/25/24            AAA        1,800     1,720
DLJ Mortgage Acceptance
  Corp., Series 97-CF2 A1B
   6.82%, 10/15/30           AAA        2,975     2,995
sec. First Boston Mortgage
  Corp., Series 92-4 B1
   8.125%, 10/25/22
   (acquired 1/26/93, cost
   $1,056)                   A          1,106     1,128
GE Capital Mortgage
  Services, Inc.,
  Series:
  (+) 94-13 B1
   6.50%, 4/25/24            N/R        5,297     5,003
  94-24 A4
   7.00%, 7/25/24            AAA        1,681     1,611
+ Independent National
  Mortgage Corp., Series
  94-O B1
   7.875%, 9/25/24           A2         2,522     2,604
J. P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97-C5 A2
   7.069%, 9/15/29           AAA        2,200     2,248
sec.## Kidder Peabody
  Funding Corp., Series
  92-4 B2
   8.467%, 5/28/22
   (acquired 8/5/92, cost
   $739)                     N/R          738       737
Mid-State Trust II, Series
  88-A4
   9.625%, 4/1/03            AAA          725       787
Prudential Home Mortgage
  Securities Co., Inc.,
  Series:
  90-5 A3
   9.50%, 5/25/05            AAA          194       194

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                 SPECIAL PURPOSE FIXED
                   INCOME PORTFOLIO
                         !!RATINGS       FACE
                         (STANDARD     AMOUNT     VALUE
(CONT'D)                 & POOR'S)      (000)    (000)!
-------------------------------------------------------
  (+)+ 92-A 2B4
   7.90%, 4/28/22            A1     $   2,598  $  2,543
  (+)# 94-A 3B3
   6.802%, 4/28/24           N/R        3,154     3,045
Residential Accredit Loans,
  Inc.,
  Series:
  97-Q52 A8
   7.75%, 3/25/27            AAA        1,200     1,236
  + 97-QS1 A11
   7.50%, 2/25/27            Aaa        2,600     2,632
  97-QS4 A7
   7.75%, 5/25/27            AAA        2,300     2,370
  97-QS12 A8 TBA
   7.25%, 12/25/27           AAA        2,350     2,354
Rural Housing Trust, Series
  87-1M
   3.33%, 10/1/28            A-           472       450
Ryland Mortgage Securities
  Corp.,
  Series:
  ## 92-A 1A
   8.27%, 3/29/30            A-         1,762     1,784
  94-7B 4A2
   7.50%, 8/25/25            AAA        2,700     2,707
-------------------------------------------------------
GROUP TOTAL                                      43,075
-------------------------------------------------------
COMMERCIAL MORTGAGES (9.8%)
+ American Southwest
  Financial Securities
  Corp., Series 95-C1 A1B
   7.40%, 11/17/04           Aaa        2,150     2,223
Asset Securitization Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29            AAA        4,796     4,935
  (+)+ 96-D3 A1C
   7.40%, 10/13/26           Aaa        1,850     1,944
  96-MD6 A1C
   7.04%, 11/13/26           AAA        1,950     2,004
Beverly Finance Corp.
   8.36%, 7/15/04            AA-        2,300     2,476
(+) Carousel Center
  Finance, Inc., Series 1
  A1
   6.828%, 10/15/07          AA         1,650     1,662
CBM Funding Corp., Series
  96-1 A3PI
   7.08%, 2/1/13             AA         1,800     1,856
(+) Creekwood Capital
  Corp., Series 95-1A
   8.47%, 3/16/15            AA         1,693     1,886
(+) Crystal Run Properties,
  Series A
   7.393%, 8/15/11           AA         2,250     2,350
CS First Boston Mortgage
  Securities Corp., Series
  97-C1 A1C
   7.24%, 6/20/29            AAA        2,600     2,697


                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  96-CF2 A1B
   7.29%, 11/12/21           AAA    $     575  $    596
  ## 96-CF2 S IO
   1.643%, 11/12/21          N/R        5,992       531
+ GMAC Commercial Mortgage
  Securities, Inc., Series
  96-C1 X2 IO
   1.96%, 3/15/21            Aaa        8,807       822
+ GS Mortgage Securities
  Corp.,
  Series:
  97-GL A2D
   6.94%, 7/13/30            Aaa        2,475     2,528
  97-GL X2 IO
   1.07%, 7/13/30            Aaa        5,996       322
(+) Lakewood Mall Finance
  Co., Series 95-C1 A
   7.00%, 8/13/10            AA         1,900     1,936
+ LB Commercial Conduit
  Mortgage Trust, Series
  96-C2 A
   7.416%, 10/25/26          Aaa        2,292     2,382
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C2 A2
   6.82%, 11/21/28           AAA          950       962
  96-C2 IO
   1.529%, 11/21/28          N/R        9,962       894
+ Midland Realty Acceptance
  Corp., Series 96-C2 A2
   7.233%, 1/25/29           Aaa        1,625     1,681
+ Mortgage Capital Funding,
  Inc., Series 97-MC1 A3
   7.288%, 7/20/27           Aaa        2,900     3,016
Nomura Asset Securities
  Corp., Series 94-MD1 A3
   8.026%, 3/15/18           N/R        1,200     1,291
(+) Park Avenue Finance
  Corp., Series 97-C1 A1
   7.58%, 5/12/07            N/R        1,042     1,095
Prime Property Funding,
  Series 1 A
   6.633%, 7/23/03           AA         1,519     1,520
+ Salomon Brothers Mortgage
  Securities, Series 97-TZH
  A2
   7.174%, 3/24/22           Aa2        1,250     1,286
(+) Stratford Finance Corp.
   6.776%, 2/1/04            AA         2,300     2,289
Structured Asset Securities
  Corp.,
  Series:
  ## 96-CFL X1A IO
   1.483%, 2/25/28           N/R       16,440       437
  ## 96-CFL X1 IO
   1.335%, 2/25/28           N/R       16,715       866

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
  ## 96-CFL X2 IO
   1.249%, 2/25/28           N/R    $   3,970  $    119
-------------------------------------------------------
GROUP TOTAL                                      48,606
-------------------------------------------------------
ENERGY (0.8%)
(+) Excel Paralubes Funding
   7.43%, 11/1/15            A-         1,825     1,849
Mobile Energy Services
   8.665%, 1/1/17            BBB-       1,812     1,929
-------------------------------------------------------
GROUP TOTAL                                       3,778
-------------------------------------------------------
FINANCE (11.9%)
(+) Anthem Insurance Cos.,
  Inc., Series A
   9.00%, 4/1/27             BBB+       2,375     2,560
(+) BankAmerica
  Institutional, Series A
   8.07%, 12/31/26           A-         2,825     2,905
(+) BT Institutional
  Capital Trust, Series A
   8.09%, 12/1/26            BBB+       1,950     1,974
(+) Corestates Capital
  Corp.
   8.00%, 12/15/26           A-         2,075     2,120
(+) Equitable Life
  Assurance Society of the
  U. S., Series 1 A
   6.95%, 12/1/05            A          2,490     2,508
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24            BBB+       2,200     2,343
(+) First Chicago NBD
  Corp., Series A
   7.95%, 12/1/26            A-         2,625     2,651
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26            BBB+       2,850     2,921
(+) Florida Property &
  Casualty
   7.375%, 7/1/03            A-           750       774
(+) Florida Windstorm
   6.70%, 8/25/04            A-         2,900     2,891
(+)+ Home Ownership Funding
  Corp.,
   13.331% (Preferred
     Stock)                  Aaa    (1)11,000    10,675
(+) John Hancock Surplus
  Note
   7.375%, 2/15/24           AA-        2,620     2,618
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23            AA         2,000     1,946
NB Capital Trust
   8.25%, 4/15/27            A-           950     1,001
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24            A+         1,950     1,919
(+) New York Life Insurance
  Co.
   7.50%, 12/15/23           AA         1,075     1,064


                         !!RATINGS       FACE
                         (STANDARD     AMOUNT     VALUE
                         & POOR'S)      (000)    (000)!
-------------------------------------------------------
(+) PNC Institutional
  Capital, Series A
   7.95%, 12/15/26           BBB+   $   2,550  $  2,561
(+) Prime Property Funding
   7.00%, 8/15/04            A          1,965     1,986
(+) State Street
  Institutional Capital,
  Series:
  A
   7.94%, 12/30/26           A          1,250     1,274
  B
   8.035%, 3/15/27           A          1,000     1,028
Washington Mutual Capital
   8.375%, 6/1/27            BBB-       1,300     1,364
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26           BBB        2,750     2,829
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13             AA-        3,076     3,109
  96 WFP-D
   6.95%, 9/1/13             AA-        1,800     1,823
-------------------------------------------------------
GROUP TOTAL                                      58,844
-------------------------------------------------------
FOREIGN GOVERNMENTS (0.9%)
Government of Germany
   7.375%, 1/3/05            AAA    DEM 7,250     4,609
-------------------------------------------------------
INDUSTRIALS (3.9%)
## Blue Bell Funding
   11.85%, 5/1/99            BB-    $     378       387
DR Securitized Lease Trust,
  Series:
  93-K1 A1
   6.66%, 8/15/10            BB-          481       439
  93-K1 A2
   7.43%, 8/15/18            BB-          200       174
  94-K1 A2
   8.375%, 8/15/15           BB-        1,075     1,026
DR Structured Finance,
  Series 94-K2
   9.35%, 8/15/19            BB-        1,280     1,297
(+) Entertainment
  Properties,
   14.253% (Preferred
   Stock)                    BBB-    (1)2,100     2,020
(+) HMH Properties, Inc.
   8.875%, 7/15/07           BB-          575       590
News America Holdings
   8.875%, 4/26/23           BBB        1,215     1,344
   7.75%, 1/20/24            BBB          575       567
(+) Oxymar
   7.50%, 2/15/16            BBB        1,590     1,589
Paramount Communications,
  Inc.
   8.25%, 8/1/22             BB+        3,135     3,095
Rhone-Poulenc Rorer, Inc.,
  Series 92-A3
   8.62%, 1/5/21             BBB+       2,175     2,380

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                 SPECIAL PURPOSE FIXED
                   INCOME PORTFOLIO
                         !!RATINGS       FACE
                         (STANDARD     AMOUNT     VALUE
(CONT'D)                 & POOR'S)      (000)    (000)!
-------------------------------------------------------
Scotia Pacific Holding Co.
   7.95%, 7/20/15            BBB    $   1,616  $  1,691
Southland Corp.
   5.00%, 12/15/03           BB+        1,722     1,485
Tier One Properties,
   11.095% (Preferred
   Stock)                    A         (1)975       955
Time Warner, Inc., Series
  M,
   10.25% (Preferred Stock)  BB+       (1)218       250
-------------------------------------------------------
GROUP TOTAL                                      19,289
-------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.6%)
First Federal Savings &
  Loan Association, Series
  92-C
   8.75%, 6/1/06             AA            50        51
## Resolution Trust Corp.,
  Series 92-5 C
   8.618%, 1/25/26           AA         1,279     1,290
Ryland Acceptance Corp. IV,
  Series 79-A
   6.65%, 7/1/11             AA         1,542     1,485
sec. Shearson American
  Express, Series A CMO
   9.625%, 12/1/12
   (acquired
   8/24/92-5/25/93, cost
   $280)                     AA           279       289
-------------------------------------------------------
GROUP TOTAL                                       3,115
-------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES- AGENCY COLLATERAL
  SERIES (1.7%)
Federal National Mortgage
  Association,
  Series:
  93-146 G PO REMIC 5/25/23  Agy        1,079       707
  93-243 C PO REMIC
   11/25/23                  Agy          238       184
  249 1 PO
   10/25/23                  Agy        7,775     5,138
  254 1 PO
   1/1/24                    Agy        1,207       865
  260 1 PO
   4/1/24                    Agy        1,624     1,153
-------------------------------------------------------
GROUP TOTAL                                       8,047
-------------------------------------------------------
TELEPHONES (1.3%)
Rogers Cablesystems Ltd.
   10.00%, 3/15/05           BB+        1,375     1,507
Tele-Communications, Inc.
   9.25%, 1/15/23            BBB-       3,085     3,320
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07             B          1,965     1,538
-------------------------------------------------------
GROUP TOTAL                                       6,365
-------------------------------------------------------


                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
TRANSPORTATION (0.6%)
(+) Jet Equipment Trust,
  Series 95-5A C
   10.69%, 5/1/15            BBB    $   2,200  $  2,784
-------------------------------------------------------
U.S. TREASURY SECURITIES (18.3%)
U.S. Treasury Bond
   8.75%, 8/15/20            Tsy       28,825    36,545
U.S. Treasury Notes
   6.25%, 5/31/99            Tsy        1,800     1,813
   dd 7.125%, 9/30/99        Tsy       35,350    36,211
   3.375%, 1/15/07
    (Inflation Indexed)      Tsy       16,385    16,073
-------------------------------------------------------
GROUP TOTAL                                      90,642
-------------------------------------------------------
UTILITIES (0.3%)
(+) Edison Mission Energy
  Funding Corp., Series B
   7.33%, 9/15/08            BBB        1,225     1,260
-------------------------------------------------------
YANKEE (5.5%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08           BBB        2,542     2,594
AST Research, Inc.
   7.45%, 10/1/02            A-         1,850     1,843
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07           BBB-       1,400     1,429
(+) Israel Electric Corp.,
  Ltd
   7.25%, 12/15/06           A-         1,650     1,672
Korea Development Bank
   7.375%, 9/17/04           AA-        1,390     1,401
National Power Corp.
   7.875%, 12/15/06          BB+        1,525     1,487
   8.40%, 12/15/16           BB+        1,415     1,358
(+) Paiton Energy Funding
   9.34%, 2/15/14            BBB-       1,900     2,084
(+) Petroliam Nasional Bhd.
   7.125%, 10/18/06          A+         1,800     1,784
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17             BBB        2,345     2,477
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14           BBB+       3,450     3,747
## Republic of Argentina
  Par, Series L, 'Euro'
   5.50%, 3/31/23            BB         3,220     2,431
Republic of Colombia
   8.70%, 2/15/16            BBB-       1,325     1,350

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
United Mexican States,
  Series B
   6.25%, 12/31/19           BB     $   1,750  $  1,450
@ United Mexican States
  (Recovery Rights,
  expiring 6/30/03)          N/R (1)2,913,250        --
-------------------------------------------------------
GROUP TOTAL                                      27,107
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $467,705)   479,786
-------------------------------------------------------
STRUCTURED INVESTMENT (0.2%)-SEE NOTE A7
-------------------------------------------------------
Morgan Guaranty Trust
  Company, 11/20/05;
  monthly payments equal to
  1% per annum of the
  outstanding notional
  balance, indexed to GNMA
  ARM pools (Cost $1,608)    N/R       40,456     1,168
-------------------------------------------------------
INTEREST RATE CAP (0.1%)-SEE NOTE A6
-------------------------------------------------------
J.P. Morgan and Co., Inc.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount (Premium
  Paid $492)                 N/R      116,600       353
-------------------------------------------------------
CASH EQUIVALENTS (9.4%)
-------------------------------------------------------
Short-term Investments Held as
  Collateral for Loaned Securities
  (4.9%)                               24,378    24,378
-------------------------------------------------------
SHORT-TERM CORPORATE (0.8%)
## Ford Motor Credit Co.,
  Medium Term Note
   5.513%, 11/3/97                      4,050     4,050
-------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
Chase Securities, Inc. 5.90% dated
  9/30/97, due 10/1/97, to be
  repurchased at $18,051,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at
  $18,218                              18,048    18,048
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $46,476)            46,476
-------------------------------------------------------
TOTAL INVESTMENTS (106.8%)(Cost $516,281)       527,783
-------------------------------------------------------


                                                  VALUE
                                                 (000)!
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.8%)
Cash                                           $     22
Dividends Receivable                                539
Interest Receivable                               4,882
Receivable for Investments Sold                   6,199
Receivable for Fund Shares Sold                      29
Receivable for Daily Variation on Futures
  Contracts                                          67
Unrealized Gain on Swap Agreements                    9
Other Assets                                         14
Payable for Investments Purchased               (18,433)
Payable for Fund Shares Redeemed                 (2,055)
Payable for Administrative Fees                     (32)
Payable for Investment Advisory Fees               (454)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (12)
Unrealized Loss on Forward Foreign Currency
  Contracts                                         (72)
Collateral on Securities Loaned, at Value       (24,378)
Other Liabilities                                   (63)
                                               --------
                                                (33,738)
-------------------------------------------------------
NET ASSETS (100%)                              $494,045
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 39,184,400 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                 $492,784
-------------------------------------------------------
NET ASSET VALUE PER SHARE                      $  12.58
-------------------------------------------------------
INVESTMENT CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 100,429 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $  1,261
-------------------------------------------------------
NET ASSET VALUE PER SHARE                      $  12.56
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $464,940
Undistributed Net Investment Income (Loss)        9,955
Undistributed Realized Net Gain (Loss)            8,474
Unrealized Appreciation (Depreciation) on:
  Investment Securities                          11,502
  Foreign Currency Transactions                     (88)
  Futures and Swaps                                (738)
-------------------------------------------------------
NET ASSETS                                     $494,045
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                   SPECIAL PURPOSE FIXED
                     INCOME PORTFOLIO
(CONT'D)
---------------------------------------------------------
sec.   Restricted Security-Total market value of
        restricted securities owned at September 30,
        1997 was $2,206 or 0.4% of net assets.
!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public
        sale may exist.
dd     A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
+      Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate increases in increments to
        maturity. Rate disclosed is as of September 30,
        1997. Maturity date disclosed is the ultimate
        maturity.
##     Variable or floating rate securities-rate
        disclosed is as of September 30, 1997.
(1)    Amount represents shares held by the Portfolio.
@      Value is less than $500.
CMO    Collateralized Mortgage Obligation
DEM    German Mark
Inv Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated
        interest rate. Indicated rate is the effective
        rate at September 30, 1997.
IO     Interest Only
N/R    Not rated by Moody's Investor Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.
YMA    Yield Maintenance Agreement

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MUNICIPAL
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (96.1%)

-------------------------------------------------------
                         !!RATINGS     FACE
                         (STANDARD    AMOUNT     VALUE
SEPTEMBER 30, 1997       & POOR'S)     (000)    (000)!
-------------------------------------------------------
MUNICIPAL BONDS (92.2%)
Adelanto, CA School District
  (FGIC)
   Zero Coupon, 9/1/18        AAA    $   4,350  $ 1,418
Aldine, TX Independent
  School District (PSFG)
   Zero Coupon, 2/15/07       AAA          750      476
Allegheny County, PA
  Sanitation Authority,
  Series B (MBIA)
   Zero Coupon, 6/1/10        AAA        1,500      787
Arkansas State Development
  Finance Authority Home
  Mortgage Revenue Bonds,
  Series B-1
   4.90%, 7/1/29              AAA          725      725
Bakersfield, CA Hospital
  Revenue Bonds (AMBAC)
   3.70%, 1/1/19              AAA           40       40
Benicia, CA School District
  (MBIA)
   Zero Coupon, 8/1/11        AAA        3,480    1,715
Brazos River Authority Texas
  Pollution Control Revenue
  Bonds, Series A
   8.25%, 1/1/19              BBB+         250      265
California Housing & Finance
  Agency Revenue Bonds
  (MBIA)
   5.30%, 8/1/14              AAA          195      198
California Pollution Control
  Financing Authority
  Pollution Control Revenue
  Bonds, Series B
   8.875%, 1/1/10             A          2,800    2,879
California School Finance
  Authority Lease Revenue
  Bonds, Series A (MBIA)
   6.70%, 7/1/02              AAA        1,305    1,385
California State
   Zero Coupon, 3/1/04        A+           375      282
Casino Reinvestment
  Development Authority,
  Series A (FSA)
   5.00%, 10/1/03             AAA        1,300    1,339
Center Township, PA Sewer
  Authority Revenue Bonds,
  Series A (MBIA)
   Zero Coupon, 4/15/19       AAA          855      266
Central Valley, CA Finance
  Authority
   5.70%, 7/1/03              BBB-         125      132
Chicago, IL Wastewater
  Transmission Revenue Bonds
  (FGIC)
   5.125%, 1/1/03             AAA        1,300    1,344


                            !!RATINGS     FACE
                            (STANDARD   AMOUNT    VALUE
                            & POOR'S)    (000)   (000)!
-------------------------------------------------------
Cleveland, OH City School
  District (AMBAC)
   4.80%, 6/1/03              AAA    $   1,300  $ 1,326
Colorado Health Facilities
  Revenue Bonds, Series A
   Zero Coupon, 7/15/20       AAA        1,000      280
Delaware County, PA
  Industrial Development
  Authority Revenue Bonds,
  Series A
   6.50%, 1/1/08              A            450      497
Elizabeth Forward, PA School
  District Series B
   Zero Coupon,
   9/1/08 (AMBAC)             AAA          425      249
   9/1/11 (MBIA)              AAA          850      414
Fort Bend, TX Independent
  School District (PSFG)
   Zero Coupon, 2/15/07       AAA        1,250      794
Fort Worth, TX Independent
  School District (PSFG)
   Zero coupon, 2/15/08       AAA          940      563
Georgia State Housing &
  Financing Authority,
  Series A A2
   5.875%, 12/1/19            AA+          195      200
Grand Prairie, TX
  Independent School
  District (PSFG)
   Zero Coupon, 8/15/07       AAA          750      465
Hamilton Southeastern, IN
  (AMBAC)
   Zero Coupon, 1/1/15        AAA        1,000      392
Harris County, TX Toll Road,
  Series A (MBIA)
   Zero Coupon, 8/15/07       AA+          475      295
Hawaii State Housing Finance
  & Development Corp.,
  Single Family Mortgage
  Revenue Bonds, Series A
   4.90%, 7/1/28              AA           350      348
+ Hillsborough County, FL
  Housing & Finance
  Authority, Single Family
  Mortgage Revenue Bonds
   4.50%, 4/1/30              Aaa          725      728
Houston, TX Housing Finance
  & Development Corp.,
  Single Family Mortgage
  Revenue Bonds, Series B-1
   8.00%, 6/1/14              A            325      354
Houston, TX Independent
  School District (PSFG)
   Zero Coupon, 8/15/12       AAA          550      252
Hurst Euless Bedford, TX
  Independent School
  District (PSFG)
   Zero Coupon,
   8/15/17                    AAA          965      328
   8/15/18                    AAA        1,100      352

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       MUNICIPAL
                       PORTFOLIO
                          !!RATINGS       FACE
                          (STANDARD     AMOUNT    VALUE
(CONT'D)                  & POOR'S)      (000)   (000)!
-------------------------------------------------------
+ Idaho Housing & Finance
  Association, Single Family
  Mortgage Revenue Bonds,
  Series F
   5.70%, 7/1/27              Aaa    $     275  $   280
  Series H-2 (FHA)
   5.40%, 7/1/27              Aaa          500      505
Illinois Development Finance
  Authority Revenue Bonds
  (FGIC)
   Zero Coupon, 12/1/09       AAA        2,000    1,076
+ Indiana State Housing
  Finance Authority Revenue
  Bonds Series A2 (AMBAC)
   5.55%, 1/1/21              Aaa          500      511
Indiana Transportation
  Finance Authority Highway
  Revenue Bonds (AMBAC)
   Zero Coupon, 12/1/16       AAA        1,695      594
Indianapolis Airport
  Authority Revenue Bonds
   7.10%, 1/15/17             BBB          375      419
Intermountain Power Agency,
  UT Series A
   Zero Coupon, 7/1/17        A+         1,750      599
  Series B (MBIA)
   6.50%, 7/1/09              AAA          875    1,007
  Series C (FSA)
   4.80%, 7/1/03              AAA        1,300    1,325
Iowa Finance Authority
  Single Family Revenue
  Bonds, Series G
   4.95%, 1/1/21              AAA          500      500
+ Jacksonville, FL Electric
  Authority Revenue Bonds
   Zero Coupon, 10/1/11       AA           325      159
Kane & De Kalb Counties, IL
  Unit School District
  (AMBAC)
   Zero Coupon, 12/1/09       AAA          525      282
Kansas City, KA Utility
  Systems Revenue Bonds
  (AMBAC)
   Zero Coupon,
   3/1/06                     AAA          130       87
   3/1/06                     AAA           95       64
+ Keller, TX Independent
  School District (PSFG)
   Zero Coupon, 8/15/12       Aaa          800      366
Kentucky State Turnpike
  Authority (FGIC)
   Zero Coupon, 1/1/10        AAA          450      243
La Joya, TX Independent
  School District (PSFG)
   Zero Coupon, 8/1/12        AAA          645      296
Little Rock, AK Airport
  Passenger Facility Revenue
  Bonds (AMBAC)
   5.65%, 5/1/16              AAA          220      231


                           !!RATINGS      FACE
                           (STANDARD    AMOUNT    VALUE
                           & POOR'S)     (000)   (000)!
-------------------------------------------------------
Maricopa County, AZ Unified
  School District-Chandler
  (FGIC)
   Zero Coupon, 7/1/07        AAA    $     250  $   157
Maryland Transportation
  Authority (FGIC)
   Zero Coupon, 7/1/08        AAA          250      149
Mercer County, NJ Revenue
  Bonds
   Zero Coupon, 4/1/06        AA-          350      237
Metropolitan Pier &
  Exposition Authority, IL
  Series A (AMBAC)
   4.90%, 12/15/03            AAA        1,275    1,306
Metropolitan Government
  Nashville & Davidson
  County, TN Health &
  Education Facilities Board
  Revenue Bonds, Series A
  TBA
   5.25%, 5/1/03              AA           900      935
Michigan State Housing
  Development Authority
  Series B
   5.50%, 12/1/26             AA+          500      511
Michigan State Trunk Line,
  Series A (AMBAC)
   Zero Coupon
   10/1/05                    AAA          750      518
   10/1/12                    AAA        1,500      686
Midland, TX Independent
  School District (PSFG)
   Zero Coupon, 8/15/06       AAA          750      492
Millcreek Township, PA
  (FGIC)
   Zero Coupon, 8/15/05       AAA          325      226
Minnesota State Housing &
  Finance Agency, Single
  Family Mortgage Revenue
  Bonds, Series E
   5.05%, 7/1/24              AA+        1,300    1,310
Mississippi Housing Finance
  Corp.
   Zero Coupon, 9/15/16       AA-        5,250    1,894
Mobile, AL Industrial
  Development Board Solid
  Waste Disposal Revenue
  Bonds
   6.95%, 1/1/20              BBB-         180      197
Nebraska Investment Finance
  Authority Revenue Bonds,
  Series B
   5.60%, 3/1/20              AAA          490      502
  Series D
   5.80%, 3/1/20              AAA          490      502
Nebraska Public Power
  District Revenue Bonds
   5.40%, 1/1/03              A+           200      209
+ Nevada Housing Division,
  Series C (FHA)
   5.65%, 4/1/27              Aaa          500      512

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                            !!RATINGS     FACE
                            (STANDARD   AMOUNT    VALUE
                            & POOR'S)    (000)   (000)!
-------------------------------------------------------
+ Nevada Housing Division
  Senior, Series A-2
   5.50%, 10/1/27             Aaa    $     350  $   357
New Jersey Building
  Authority State Building
  Revenue Bonds
   7.20%, 6/15/13             AA-        1,150    1,192
New Jersey Economic
  Development Authority
   Zero Coupon, 3/15/09       A+           275      153
New Jersey State
   Zero Coupon, 2/15/06       AA+          500      337
New Mexico Mortgage Finance
  Authority, Series H
   5.35%, 7/1/15              AAA          500      511
New York City, NY Industrial
  Development Agency Revenue
  Bonds (FSA)
   6.00%, 11/1/15             AAA        1,575    1,654
## New York City, NY General
  Obligation Inverse Bonds
   19.31%, 10/1/03            BBB+         250      413
New York State Dormitory
  Authority
   5.10%, 5/15/01             BBB+         250      255
+ New York State Mortgage
  Agency Revenue Bonds,
  Series 65
   5.00%, 4/1/20              Aa2        1,300    1,307
Noblesville, IN High School
  Building Corp. (AMBAC)
   Zero Coupon,
   2/15/17                    AAA          900      312
   2/15/19                    AAA        1,850      568
Norris, CA School District
  (MBIA)
   Zero Coupon,
   5/1/15                     AAA          785      309
   5/1/16                     AAA          400      149
North Carolina Eastern
  Municipal Power Agency
  Revenue Bonds,
  Series B
   6.125%, 1/1/09             BBB          350      374
  Series C
   5.125%, 1/1/03             BBB          450      457
North Carolina Housing &
  Finance Agency Revenue
  Bonds,
  Series FF
   5.50%, 9/1/22              AA           485      494
  Series JJ
   5.75%, 3/1/23              AA           555      569
  Series RR
   5.00%, 9/1/22              AA         1,300    1,289
North Slope Borough, AK
  General Obligation, Series
  B (CGIC)
   Zero Coupon, 6/30/04       AAA          575      419

                           !!RATINGS      FACE
                           (STANDARD    AMOUNT    VALUE
                           & POOR'S)     (000)   (000)!
-------------------------------------------------------
Northern Illinois University
  Revenue Bond (FGIC)
   Zero Coupon, 4/1/15        AAA    $     675  $   262
Okemos, MI Public School
  District (MBIA)
   Zero Coupon, 5/1/15        AAA          900      353
Oley Valley, PA School
  District (AMBAC)
   Zero Coupon, 5/15/09       AAA          760      425
Orange County, FL Housing &
  Finance Authority, Single
  Family Mortgage Revenue
  Bonds, Series B
   5.10%, 9/1/27              AAA        1,300    1,310
Penn Hills Township, PA
   Zero Coupon, 6/1/12        N/R        1,025      443
## Pennsylvania Housing &
  Finance Agency
   3.85%, 10/3/23             AA+        1,000    1,000
# Pennsylvania State General
  Obligation (AMBAC)
   0.00%, 4/15/03             AAA          775      898
Philadelphia, PA Airport
  Revenue Bonds TBA (FGIC)
   5.50%, 6/15/01             AAA        1,340    1,393
Philadelphia, PA Authority
  For Industrial Development
  Revenue Bonds, Series A
   6.50%, 10/1/27             N/R          220      228
Philadelphia, PA Gas Works
   5.80%, 7/1/01              BBB          350      364
Philadelphia, PA General
  Obligation Series A (FGIC)
   5.40%, 11/15/03            AAA          600      631
Philadelphia, PA Hospitals &
  Higher Education
  Facilities Authority
  Revenue Bonds
   6.15%, 7/1/05              BBB+         125      132
Philadelphia, PA Municipal
  Authority (FGIC)
   4.90%, 4/1/03              AAA          500      511
Philadelphia, PA Water &
  Wastewater Revenue Bonds
  (FGIC)
   5.15%, 6/15/04             AAA        1,300    1,341
Port Authority, NY & NJ
  Special Obligation Revenue
  Bonds
   7.00%, 10/1/07             N/R          450      504
+ Saline County, KS
   Zero Coupon, 12/1/15       Aaa          750      285
San Antonio, TX Electric &
  Gas Revenue Bonds (AMBAC)
   Zero Coupon, 2/1/05        AAA          200      142
San Antonio, TX General
  Obligation TBA
   6.00%, 8/1/06              AA           250      272
San Bernardino County, CA,
  Series A (MBIA)
   7.40%, 7/1/16              AAA        1,150    1,176

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       MUNICIPAL
                       PORTFOLIO
                          !!RATINGS       FACE
                          (STANDARD     AMOUNT    VALUE
(CONT'D)                  & POOR'S)      (000)   (000)!
-------------------------------------------------------
Savannah, GA Economic
  Development Authority
  Revenue Bonds
   7.40%, 4/1/26              N/R    $     100  $   110
Schuylkill County, PA
  Redevelopment Authority
  (FGIC)
   7.125%, 6/1/13             AAA          750      830
Skokie, IL Park District,
  Series B (AMBAC)
   Zero Coupon, 12/1/12       AAA        1,750      782
Steel Valley, PA Allegheny
  County
   Zero Coupon, 11/1/17       A            650      217
Steel Valley, PA School
  District
   Zero Coupon, 11/1/11       A            740      353
Utah State Housing Finance
  Agency, Series A-2
   5.50%, 7/1/27              AAA          460      469
Washington State Public
  Power Supply (MBIA)
   Zero Coupon, 7/1/10        AAA          475      245
   7.00%, 7/1/07              AA-          375      435
## Wichita, KS Hospital
  Revenue Bonds, Series
  III-A (MBIA)
   3.79%, 10/20/17            AAA          900      900
Wisconsin Housing & Economic
  Development Authority Home
  Ownership Revenue Bonds,
  Series E
   5.125%, 9/1/26             AA         1,300    1,303
## York County, PA Hospital
  Authority Revenue Bonds
  (AMBAC)
   3.82%, 7/1/21              AAA          900      900
-------------------------------------------------------
GROUP TOTAL                                      69,308
-------------------------------------------------------
ASSET BACKED CORPORATES (0.5%)
ALPS, Series 96-1 D
   12.75%, 6/15/06            BB-          349      377
-------------------------------------------------------
INDUSTRIALS (1.6%)
Comcast Corp.
   9.375%, 5/15/05            BB+          225      241
Grand Casinos, Inc.
   10.125%, 12/1/03           BB           250      266
Host Marriott Travel Plaza
   9.50%, 5/15/05             BB-          175      184
+ Revlon Worldwide Corp.
   Zero Coupon, 3/15/98       B3           235      229
Viacom, Inc.
   8.00%, 7/7/06              BB-          250      249
-------------------------------------------------------
GROUP TOTAL                                       1,169
-------------------------------------------------------


                            !!RATINGS     FACE
                            (STANDARD   AMOUNT    VALUE
                            & POOR'S)    (000)   (000)!
-------------------------------------------------------
TELEPHONES (0.2%)
Rogers Cablesystems Ltd.
   10.00%, 3/15/05            BB+    $     125  $   137
-------------------------------------------------------
TRANSPORTATION (0.2%)
(+) Jet Equipment Trust,
  Series 95-5A C
   10.69%, 5/1/15             BBB          100      126
-------------------------------------------------------
U.S. TREASURY SECURITY (1.0%)
(dd) U.S. Treasury Bond
   8.75%, 8/15/20             Tsy          575      729
-------------------------------------------------------
YANKEE (0.4%)
(+) Republic of Panama
   7.875%, 2/13/02            BB+          310      312
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $67,339)     72,158
-------------------------------------------------------
CASH EQUIVALENTS (6.2%)
-------------------------------------------------------
                                      SHARES
                                      ------
MONEY MARKET INSTRUMENTS (4.8%)
Dreyfus Basic Municipal Money
  Market Fund                        1,789,204    1,789
Vanguard Municipal Fund Money
  Market Portfolio                   1,792,234    1,792
-------------------------------------------------------
GROUP TOTAL                                       3,581
-------------------------------------------------------
                                          FACE
                                        AMOUNT
                                         (000)
                                      --------
U.S. TREASURY SECURITY (0.3%)
U.S. Treasury Bill
   11/13/97                          $     250      248
-------------------------------------------------------
REPURCHASE AGREEMENT (1.1%)
Chase Securities, Inc. 5.90%, dated
  9/30/97, due 10/1/97, to be
  repurchased at $862,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at $870          862      862
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $4,691)              4,691
-------------------------------------------------------
TOTAL INVESTMENTS (102.3%) (Cost $72,030)        76,849
-------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                  VALUE
                                                  (000)!
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)
Interest Receivable                             $   711
Receivable for Fund Shares Sold                       2
Receivable for Daily Variation on Futures
  Contracts                                           3
Unrealized Gain on Swap Agreements                  283
Other Assets                                          2
Dividends Payable                                   (54)
Payable for Investments Purchased                (2,529)
Payable to Custodian                                (40)
Payable for Fund Shares Redeemed                     (1)
Payable for Investment Advisory Fees                (59)
Payable for Administrative Fees                      (5)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (2)
Other Liabilities                                   (40)
                                                -------
                                                 (1,729)
-------------------------------------------------------
NET ASSETS (100%)                               $75,120
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 6,450,855 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                  $75,120
-------------------------------------------------------
NET ASSET VALUE PER SHARE                       $ 11.64
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                 $70,309
Undistributed Net Investment Income (Loss)           71
Undistributed Realized Net Gain (Loss)             (469)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                           4,819
  Futures and Swaps                                 390
-------------------------------------------------------
NET ASSETS                                      $75,120
-------------------------------------------------------

---------------------------------------------------------

!       See Note A1 to Financial Statements.
!!      Ratings are unaudited.
(dd)    A portion of these securities was pledged to cover
         margin requirements for futures contracts.
(+)     144A security. Certain conditions for public sale
         may exist.
+       Moody's Investor Service, Inc. rating. Security is
         not rated by Standard & Poor's Corporation.
#       Step Bond-Coupon increases in increments to
         maturity. Rate disclosed is as of September 30,
         1997. Maturity date disclosed is the ultimate
         maturity.
##      Variable or floating rate security-rate disclosed
         is as of September 30, 1997.
AMBAC   American Municipal Bond Assurance Corporation
CGIC    Capital Guaranty Insurance Corporation
FGIC    Financial Guaranty Insurance Corporation
FHA     Federal Housing Administration
FSA     Financial Security Assurance
MBIA    Municipal Bond Insurance Association
N/R     Not rated by Moody's Investor Service, Inc.,
         Standard & Poor's Corporation or Fitch
PSFG    Permanent School Fund Guarantee
TBA     Security is subject to delayed delivery. See Note
         A8 to Financial Statements.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

PA MUNICIPAL
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (97.3%)

------------------------------------------------------
                         !!RATINGS      FACE
                         (STANDARD     AMOUNT  VALUE
SEPTEMBER 30, 1997        & POOR'S)     (000)  (000)!
------------------------------------------------------
MUNICIPAL BONDS (94.9%)
Aliquippa School District, PA
   Zero Coupon, 6/1/12         A      $   685  $   310
Allegheny County, PA (AMBAC)
   Zero Coupon, 5/1/03         AAA        325      253
Arkansas State Development
  Finance Authority Home
  Mortgage Revenue Bonds,
  Series B-1
   4.90%, 7/1/29               AAA        275      275
Berks County, PA (FGIC)
   Zero Coupon,
   5/15/19                     AAA      1,250      387
   11/15/20                    AAA      1,000      284
Bucks County, PA Water &
  Sewer Authority Revenue
  Bonds (FGIC)
   Zero Coupon, 12/1/05        AAA        375      257
  + Series B
   5.50%, 2/1/08               Aaa        205      214
Center Township, PA Sewer
  Authority Revenue Bonds
  Series A (MBIA)
   Zero Coupon, 4/15/17        AAA        615      215
  Series A
   6.00%, 4/15/03              AAA        500      538
Central Valley, CA Finance
  Authority
   5.70%, 7/1/03               BBB-       100      105
Chartiers Valley, PA (FGIC)
   Zero Coupon, 2/1/06         AAA        425      287
Clinton County, PA Industrial
  Development Authority
   6.25%, 11/15/06             BB-        150      152
Dauphin County, PA General
  Authority Health Systems
  Revenue Bonds (MBIA)
   4.90%, 5/15/03              AAA        550      560
Delaware County, PA
  Industrial Development
  Authority Revenue Bonds,
  Series A
   6.50%, 1/1/08               A          200      221
Elizabeth Forward, PA School
  District
  Series B (MBIA)
   Zero Coupon, 9/1/11         AAA        400      195
Georgia State Housing &
  Financing Authority, Series
  A A2
   5.875%, 12/1/19             AA+        120      123
Girard Area, PA School
  District (FGIC)
   Zero Coupon,
   10/1/18                     AAA        700      225
   10/1/19                     AAA        250       76


                           !!RATINGS    FACE
                           (STANDARD   AMOUNT    VALUE
                           & POOR'S)    (000)   (000)!
------------------------------------------------------
Hawaii State Housing Finance
  & Development Corp., Single
  Family Mortgage Revenue
  Bonds, Series A
   4.90%, 7/1/28               AA     $   125  $   124
+ Hillsborough County, FL
  Housing & Finance Authority
  Single Family Mortgage
  Revenue Bonds
   4.50%, 4/1/30               Aaa        275      276
Houston, TX Housing Finance &
  Development Corp., Single
  Family Mortgage Revenue
  Bonds, Series B-1
   8.00%, 6/1/14               A          175      191
Huron, MI School District
  (AMBAC)
   Zero Coupon, 5/1/18         AAA      1,500      493
+ Idaho Housing & Finance
  Association, Single Family
  Mortgage Revenue Bonds,
  Series H-2
   5.40%, 7/1/27               Aaa        250      253
Intermountain Power Agency,
  UT
  Series B (MBIA)
   6.50%, 7/1/09               AAA        300      345
Iowa Finance Authority,
  Single Family Revenue
  Bonds, Series G
   4.95%, 1/1/21               AAA        200      200
Kane & De Kalb Counties, IL
  Unit School District
  (AMBAC)
   Zero Coupon, 12/1/09        AAA        200      108
Lehigh County, PA General
  Purpose Authority Revenue
  Bonds, Horizons Health
  Systems, Inc.,
  Series B
   8.25%, 7/1/13               N/R        250      267
Metropolitan Government
  Nashville & Davidson
  County, TN Health &
  Education Facilities Board
  Revenue Bonds Series A TBA
   5.25%, 5/1/03               AA         335      348
Millcreek Township, PA (FGIC)
   Zero Coupon, 8/15/05        AAA        375      261
Minnesota State Housing &
  Finance Agency, Single
  Family Mortgage Revenue
  Bonds, Series E
   5.05%, 7/1/24               AA+        550      554
Mobile, AL Industrial
  Development Board Solid
  Waste Disposal Revenue
  Bonds
   6.95%, 1/1/20               BBB-        80       87

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


                            !!RATINGS   FACE
                            (STANDARD  AMOUNT    VALUE
                            & POOR'S)   (000)   (000)!
------------------------------------------------------
Montour, PA School District
  (MBIA)
   Zero Coupon, 1/1/13         AAA    $   300  $   134
Nebraska Investment Finance
  Authority Revenue Bonds,
  Series D
   5.80%, 3/1/20               AAA        270      276
+ Nevada Housing Division,
  Series C
   5.65%, 4/1/27               Aaa        250      256
New York City, NY Industrial
  Development Agency Revenue
  Bonds (FSA)
   6.00%, 11/1/15              AAA        775      814
## New York City, NY General
  Obligation Inverse Bonds
   19.31%, 10/1/03             BBB+       100      165
+ New York State Mortgage
  Agency Revenue Bonds,
  Series 65
   5.00%, 4/1/20               Aa2        550      553
North Carolina Eastern
  Municipal Power Agency
  Revenue Bonds, Series C
   5.125%, 1/1/03              BBB        150      152
North Carolina Housing &
  Finance Agency Revenue
  Bonds, Series JJ
   5.75%, 3/1/23               AA         300      307
  Series RR
   5.00%, 9/1/22               AA         550      545
North Slope Borough, AK
  General Obligation, Series
  B (CGIC)
   Zero Coupon, 6/30/04        AAA        285      208
Northwestern, PA School
  District (AMBAC)
   Zero Coupon, 1/15/09        AAA        450      256
Oley Valley, PA School
  District (AMBAC)
   Zero Coupon, 5/15/09        AAA        760      425
Orange County, FL Housing &
  Finance Authority, Single
  Family Mortgage Revenue
  Bonds, Series B
   5.10%, 9/1/27               AAA        550      554
Penn Hills Township, PA,
   Zero Coupon, 6/1/12         N/R        450      195
  Series B
   Zero Coupon, 12/1/13        N/R        500      197
Pennsylvania Convention
  Center Authority
   6.25%, 9/1/04               BBB        250      267
   6.70%, 9/1/16 (FGIC)        AAA        500      579
Pennsylvania Housing &
  Finance Authority
  Series 47
   5.20%, 4/1/27               AA+        375      379
  Series 48
   5.375%, 10/1/16             AA+        300      305


                            !!RATINGS   FACE
                            (STANDARD  AMOUNT    VALUE
                            & POOR'S)   (000)   (000)!
------------------------------------------------------
  Series 50A
   5.35%, 10/1/08              AA+    $   250  $   256
  Series 51
   5.65%, 4/1/20               AA+        250      256
  Series 52B
   5.55%, 10/1/12              AA+        500      509
  Series 59A
   4.95%, 4/1/25               AA+        550      549
# Pennsylvania State General
  Obligation (AMBAC)
   0.00%, 4/15/03              AAA        300      347
   Zero Coupon, 7/1/05         AAA        375      261
## Pennsylvania State Higher
  Education Assistance
  Agency, Student Loan
  Revenue Bonds (AMBAC)
   3.85%, 3/1/22               AAA        500      500
Pennsylvania State
  Certificates of
  Participation Series A
  (AMBAC)
   5.00%, 7/1/03               AAA        500      513
Philadelphia, PA Airport
  Revenue Bonds (FGIC) TBA
   5.50%, 6/15/01              AAA        550      572
Philadelphia, PA Authority
  For Industrial Development
  Revenue Bonds, Series A
   6.50%, 10/1/27              N/R        100      104
Philadelphia, PA Gas Works
   5.80%, 7/1/01               BBB        200      208
Philadelphia, PA General
  Obligation, Series A (FGIC)
   5.125%, 5/15/03             AAA        100      103
+ Philadelphia, PA Hospitals
   10.875%, 7/1/08             Aaa        140      183
Philadelphia, PA Hospitals &
  Higher Education Facilities
  Authority Revenue Bonds
   6.15%, 7/1/05               BBB+        50       53
Philadelphia, PA School
  District, Series A (MBIA)
   5.20%, 7/1/03               AAA        200      208
  Series B (AMBAC)
   5.00%, 4/1/03               AAA        550      565
Philadelphia, PA Water &
  Wastewater Revenue Bonds
  (FGIC)
   5.15%, 6/15/04              AAA        550      567
   5.20%, 6/15/05              AAA        500      521
Pittsburgh, PA General
  Obligation (AMBAC)
   Zero Coupon, 9/1/04         AAA        350      255
   6.50%, 4/1/11               AAA        275      301
Pittsburgh, PA Water & Sewer
  (FGIC)
   Zero Coupon, 9/1/05         AAA        375      259
Port Authority, NY & NJ
  Special Obligation Revenue
  Bonds
   7.00%, 10/1/07              N/R        250      280

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

PA MUNICIPAL
PORTFOLIO
                            !!RATINGS   FACE
                            (STANDARD  AMOUNT    VALUE
(CONT'D)                    & POOR'S)   (000)   (000)!
------------------------------------------------------
Robinson Township, PA
   6.90%, 5/15/18              AAA    $   115  $   135
San Antonio, TX General
  Obligation TBA
   6.00%, 8/1/06               AA         125      136
San Bernardino County, CA
  Series A (MBIA)
   7.40%, 7/1/16               AAA        450      460
Savannah, GA Economic
  Development Authority
  Revenue Bonds
   7.40%, 4/1/26               N/R         40       44
Scranton, PA Health & Welfare
  Authority
   6.625%, 7/1/09              AAA        125      137
Southeastern Area Schools,
  PA, Revenue Bonds
  Series A
   Zero Coupon, 10/1/06        A          200      130
  Series B
   Zero Coupon, 10/1/06        A          390      253
Steel Valley, PA School
  District
   Zero Coupon, 11/1/11        A          430      205
Stroud Township, PA Sewer
  Authority (CGIC)
   Zero Coupon, 11/15/05       AAA        375      258
Upper Darby Township, PA
  (AMBAC)
   Zero Coupon, 7/15/11        AAA        525      258
Washington County, West PA
  Power Co.
   4.95%, 3/1/03               A          150      153
(dd) Westmoreland County, PA
  (AMBAC)
   Zero Coupon, 8/1/14         AAA      1,475      605
Wisconsin Housing & Economic
  Development Authority Home
  Ownership Revenue Bonds,
  Series E
   5.125%, 9/1/26              AA         550      551
Yough, PA School District
  (MBIA)
   Zero Coupon, 10/1/13        AAA      1,445      623
------------------------------------------------------
GROUP TOTAL                                     26,069
------------------------------------------------------
ASSET BACKED CORPORATES (0.6%)
ALPS, Series 96-1 D
   12.75%, 6/15/06             BB-        150      161
------------------------------------------------------
INDUSTRIALS (0.6%)
Comcast Corp.
   9.375%, 5/15/05             BB+         75       80
Host Marriott Travel Plaza
   9.50%, 5/15/05              BB-         75       79
------------------------------------------------------
GROUP TOTAL                                        159
------------------------------------------------------



                            !!RATINGS   FACE
                            (STANDARD  AMOUNT    VALUE
                            & POOR'S)   (000)   (000)!

------------------------------------------------------
TELEPHONES (0.2%)
Rogers Cablesystems Ltd.
   10.00%, 3/15/05             BB+    $    50  $    55
------------------------------------------------------
TRANSPORTATION (0.5%)
(+) Jet Equipment Trust,
  Series 95-5A C
   10.69%, 5/1/15              BBB        100      127
------------------------------------------------------
YANKEE (0.5%)
(+) Republic of Panama
   7.875%, 2/13/02             BB+        145      146
------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $24,731)    26,717
------------------------------------------------------
CASH EQUIVALENTS (5.3%)
------------------------------------------------------

                                        SHARES
                                        ------
MONEY MARKET INSTRUMENTS (3.0%)
Dreyfus PA Municipal Money
  Market Fund                          401,727      402
Vanguard PA Tax-Free Money
  Market Fund                          408,622      408
-------------------------------------------------------
GROUP TOTAL                                         810
-------------------------------------------------------

                                         FACE
                                       AMOUNT
                                        (000)
                                      -------
U.S. TREASURY SECURITY (0.4%)
U.S. Treasury Bill
   11/13/97                           $   125      124
------------------------------------------------------
REPURCHASE AGREEMENT (1.9%)
Chase Securities, Inc. 5.90%, dated
  9/30/97, due 10/1/97, to be repur-
  chased at $522, collateralized by
  various U.S. Government Obliga-
  tions, due 10/1/97-1/29/99, valued
  at $527                                 522      522
------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $1,456)             1,456
------------------------------------------------------
TOTAL INVESTMENTS (102.6%) (Cost $26,187)       28,173
------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                               (000)!
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
Cash                                           $     1
Interest Receivable                                283
Receivable for Fund Shares Sold                      2
Receivable for Daily Variation Margin on
  Futures Contracts                                  1
Unrealized Gain on Swap Agreements                 128
Other Assets                                         1
Dividends Payable                                  (45)
Payable for Investments Purchased               (1,027)
Payable for Investment Advisory Fees               (20)
Payable for Administrative Fees                     (2)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (1)
Other Liabilities                                  (33)
                                               -------
                                                  (712)
------------------------------------------------------
NET ASSETS (100%)                              $27,461
------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------
NET ASSETS
Applicable to 2,344,197 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $27,461
------------------------------------------------------
NET ASSET VALUE PER SHARE                      $ 11.71
------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $25,489
Undistributed Net Investment
  Income (Loss)                                     20
Undistributed Realized Net Gain (Loss)            (229)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                          1,986
  Futures and Swaps                                195
------------------------------------------------------
NET ASSETS                                     $27,461
------------------------------------------------------

---------------------------------------------------------

!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public
        sale may exist.
(dd)   A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
+      Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon increases in increments to
        maturity. Rate disclosed is as of September 30,
        1997. Maturity date disclosed is the ultimate
        maturity.
##     Variable or Floating rate security-rate
        disclosed is as of September 30, 1997.
AMBAC  American Municipal Bond Assurance Corporation
CGIC   Capital Guaranty Insurance Corporation
FGIC   Financial Guaranty Insurance Corporation
FSA    Financial Security Assurance
MBIA   Municipal Bond Insurance Association
N/R    Not rated by Moody's Investor Service, Inc.,
        Standard & Poor's Corporation or Fitch.
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME
PORTFOLIO
STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (82.1%)

(UNLESS OTHERWISE NOTED)

-------------------------------------------------------
                    !!RATINGS        FACE
                    (STANDARD       AMOUNT       VALUE
 SEPTEMBER 30, 1997  & POOR'S)       (000)      (000)!
-------------------------------------------------------
AUSTRALIAN DOLLAR (4.9%)
Commonwealth of
  Australia
   9.00%, 9/15/04         AAA     AUD    3,575  $ 3,030
Federal National
  Mortgage Association
   6.50%, 7/10/02         Agy            1,050      785
-------------------------------------------------------
GROUP TOTAL                                       3,815
-------------------------------------------------------
BRITISH POUND (5.8%)
United Kingdom Treasury
  Bills
   8.00%, 6/7/21          AAA     GBP    1,025    1,941
   8.50%, 7/16/07         AAA            1,395    2,570
-------------------------------------------------------
GROUP TOTAL                                       4,511
-------------------------------------------------------
CANADIAN DOLLAR (3.0%)
(+) Global Econ2 EI
   Zero Coupon, 11/1/98   AAA           (1)600        2
(+) Global Econ2 PIP
   Zero Coupon, 11/1/98   AAA           (1)600        3
Government of Canada
   7.50%, 3/1/01          AAA     CAD    2,165    1,686
   9.75%, 6/1/21          AA+              640      659
-------------------------------------------------------
GROUP TOTAL                                       2,350
-------------------------------------------------------
DANISH KRONE (2.4%)
Kingdom of Denmark
   8.00%, 5/15/03         AA+     DKK    6,765    1,133
   8.00%, 3/15/06         AA+            4,500      765
-------------------------------------------------------
GROUP TOTAL                                       1,898
-------------------------------------------------------
GERMAN MARK (13.3%)
GMAC Global Bond
   3.42%, 9/25/02         A-       DEM   1,400      792
Government of Germany
   6.25%, 1/4/24          AAA            1,000      573
   7.125%, 1/29/03        AAA            2,775    1,725
   7.375%, 1/3/05         AAA            2,680    1,704
   7.50%, 9/9/04          AAA            2,210    1,412
   8.375%, 5/21/01        AAA            6,430    4,089
-------------------------------------------------------
GROUP TOTAL                                      10,295
-------------------------------------------------------
IRISH PUNT (1.9%)
Irish Government
   8.00%, 8/18/06         AAA    IEP       900    1,484
-------------------------------------------------------

                            !!RATINGS   FACE
                            (STANDARD  AMOUNT    VALUE
                            & POOR'S)   (000)   (000)!

-------------------------------------------------------
ITALIAN LIRA (5.9%)
Republic of Italy BTPS
   9.50%, 2/1/06          AAA    ITL 3,180,000  $ 2,249
   10.00%, 8/1/03         AAA        3,300,000    2,296
-------------------------------------------------------
GROUP TOTAL                                       4,545
-------------------------------------------------------
JAPANESE YEN (5.5%)
Credit Locale de France
   6.00%, 10/31/01        AAA    JPY    75,000      737
European Investment Bank
   3.00%, 9/20/06         AAA           88,000      786
   6.625%, 3/15/00        AAA           60,000      567
Export-Import Bank of
  Japan
   2.875%, 7/28/05        AAA           80,000      711
International Bank for
  Reconstruction &
  Development
   4.75%, 12/20/04        AAA           78,600      785
   ++ 6.75%, 6/18/01      AAA           64,000      639
-------------------------------------------------------
GROUP TOTAL                                       4,225
-------------------------------------------------------
SWEDISH KRONA (7.3%)
Swedish Government
   6.00%, 2/9/05          AAA     SEK   19,900    2,632
   13.00%, 6/15/01        AA+           18,175    2,994
-------------------------------------------------------
GROUP TOTAL                                       5,626
-------------------------------------------------------
UNITED STATES DOLLAR (32.1%)
AGENCY FIXED RATE MORTGAGE (3.1%)
Government National
  Mortgage Association
   10.50%, 5/15/18        Agy         $  2,144    2,411
-------------------------------------------------------
CORPORATE (7.6%)
Anthem Insurance Cos.,
  Inc. Series A
   9.00%, 4/1/27          BBB+             275      296
(+) BankAmerica
  Institutional, Series
  A
   8.07%, 12/31/26        A-               350      360
(+) BT Institutional
  Capital Trust, Series
  A
   8.09%, 12/1/26         BBB+             325      329
(+) Corestates Capital
  Corp.
   8.00%, 12/15/26        A-               250      255
(+) Edison Mission
  Energy Funding
   7.33%, 9/15/08         BBB              225      231
(+) Entertainment
  Properties
   14.253%, (Preferred
   Stock)                 BBB-          (1)300      289
First Chicago NBD Corp.,
  Series A
   7.95%, 12/1/26         A-               400      404

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          !!RATINGS   FACE
                          (STANDARD  AMOUNT    VALUE
                          & POOR'S)   (000)   (000)!

-------------------------------------------------------
(+) HMH Properties, Inc.
   8.875%, 7/15/07        BB-         $     95  $    97
(+)+ Home Ownership
  Funding Corp.
   13.331%, (Preferred
   Stock)                 Aaa         (1)1,575    1,528
Nationwide Mutual Life
  Insurance
   7.50%, 2/15/24         A+               300      295
(+) PNC Institutional
  Capital, Series A
   7.95%, 12/15/26        BBB+             425      427
(+) Tier One Properties
   11.095%,
   (Preferred Stock)      A             (1)150      147
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26        BBB              350      360
  Series B
   7.95%, 12/1/26         BBB+             100      101
World Financial
  Properties, Series 96
  WFP-D
   6.95%,9/1/13           AA-              775      785
-------------------------------------------------------
GROUP TOTAL                                       5,904
-------------------------------------------------------
U.S. TREASURY SECURITIES (17.9%)
U.S. Treasury Bond
   8.75%, 8/15/20         Tsy            2,060    2,612
U.S. Treasury Notes
   6.125%, 5/15/98        Tsy            3,875    3,888
   6.75%, 5/31/99         Tsy            2,150    2,182
   6.25%, 2/15/03         Tsy              455      459
   7.875%, 11/15/04       Tsy              300      330
   7.50%, 2/15/05         Tsy            2,615    2,824
   3.375%, 1/15/07
    (Inflation Indexed)   Tsy            1,621    1,590
-------------------------------------------------------
GROUP TOTAL                                      13,885
-------------------------------------------------------
YANKEE (3.5%)
Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08        BBB              399      407
(+) AST Research, Inc.
   7.45%, 10/1/02         A-               300      299
(+) Israel Electric
  Corp., Ltd.
   7.25%, 12/15/06        A-               300      304
Korea Development Bank
   7.375%, 9/17/04        AA-              225      227
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06       A+               225      223
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17          BBB              375      396



                          !!RATINGS   FACE
                          (STANDARD  AMOUNT    VALUE
                          & POOR'S)   (000)   (000)!

-------------------------------------------------------
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14        BBB+       $     550  $   597
Republic of Colombia
   8.70%, 2/15/16         BBB-             220      224
-------------------------------------------------------
GROUP TOTAL                                       2,677
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $64,379)     63,626
-------------------------------------------------------
CASH EQUIVALENTS (16.4%)
-------------------------------------------------------
COMMERCIAL PAPER (5.8%)
Atlantic Asset Securitization
  Corp.
   5.57%, 10/16/97                       1,500    1,496
Barclays U.S. Funding Corp.
   5.55%, 10/14/97                       1,505    1,502
Daimler-Benz AG
   5.57%, 10/7/97                        1,500    1,499
-------------------------------------------------------
GROUP TOTAL                                       4,497
-------------------------------------------------------
DISCOUNT NOTE (3.9%)
Federal Home Loan Mortgage
  Corporation
   10/3/97                               3,000    2,999
-------------------------------------------------------
REPURCHASE AGREEMENTS (6.7%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at $2,759,
  collateralized by various
  U.S. Government Obligations,
  due 10/1/97-1/29/99, valued
  at $2,785                              2,759    2,759
Goldman Sachs & Co. 6.15%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at $2,470,
  collateralized by U.S.
  Treasury Bonds, 8.00%, due
  11/15/21, valued at $2,521             2,470    2,470
-------------------------------------------------------
GROUP TOTAL                                       5,229
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $12,725)            12,725
-------------------------------------------------------
FOREIGN CURRENCY (0.1%)
-------------------------------------------------------
Canadian Dollar                   CAD        6        5
Irish Punt                       IEP        36       52
@ Italian Lira                   ITL       256       --
Swedish Krona                     SEK        4        1
-------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $58)                    58
-------------------------------------------------------
TOTAL INVESTMENTS (98.6%) (Cost $77,162)         76,409
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME
     PORTFOLIO
                                                   VALUE
(CONT'D)                                           (000)!
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%)
Cash                                            $   239
Foreign Currency Held as Collateral on Futures
  Contracts (Cost $356)                             356
Dividends Receivable                                 67
Interest Receivable                               1,209
Receivable for Investments Sold                     164
Receivable for Fund Shares Sold                       4
Unrealized Gain on Futures Contracts                 67
Other Assets                                          2
Payable for Investments Purchased                  (528)
Payable for Investment Advisory Fees                (72)
Payable for Administrative Fees                      (5)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                        (2)
Unrealized Loss on Forward Foreign Currency
  Contracts                                        (377)
Other Liabilities                                   (40)
                                                -------
                                                  1,084
-------------------------------------------------------
NET ASSETS (100%)                               $77,493
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 7,281,220 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                  $77,493
-------------------------------------------------------
NET ASSET VALUE PER SHARE                       $ 10.64
-------------------------------------------------------


                                                  VALUE
                                                 (000)!
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                 $76,229
Undistributed Net Investment Income (Loss)        1,414
Undistributed Realized Net Gain (Loss)              921
Unrealized Appreciation (Depreciation) on:
  Investment Securities                            (753)
  Foreign Currency Transactions                    (385)
  Futures                                            67
-------------------------------------------------------
NET ASSETS                                      $77,493
-------------------------------------------------------
!     See Note A1 to Financial Statements.
!!    Ratings are unaudited.
(+)   144A security. Certain conditions for public sale may
       exist.
(dd)  A portion of these securities was pledged to cover
       margin requirements for futures contracts.
+     Moody's Investor Service, Inc. rating. Security is
       not rated by Standard & Poor's Corporation.
(1)   Amount represents shares held by the Portfolio.
@     Value is less than $500.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERNATIONAL FIXED
INCOME PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (70.6%)

------------------------------------------------------
                   !!RATINGS       FACE
                   (STANDARD      AMOUNT       VALUE
SEPTEMBER 30, 1997 & POOR'S)       (000)       (000)!
------------------------------------------------------
AUSTRALIAN DOLLAR (5.0%)
Commonwealth of Australia
   9.00%, 9/15/04       AAA     AUD    7,350  $  6,230
Federal National Mortgage
  Association
   6.50%, 7/10/02       Agy            1,960     1,466
------------------------------------------------------
GROUP TOTAL                                      7,696
------------------------------------------------------
BRITISH POUND (8.9%)
United Kingdom Treasury Bills
   8.00%, 6/7/21        AAA     GBP    1,930     3,655
   8.00%, 6/10/03       AAA            1,765     3,050
   8.50%, 7/16/07       AAA            3,730     6,870
------------------------------------------------------
GROUP TOTAL                                     13,575
------------------------------------------------------
CANADIAN DOLLAR (2.9%)
(+) Global Econ2 EI
   Zero Coupon,
     11/1/98            AAA         (1)1,400         4
(+) Global Econ2 PIP
   Zero Coupon,
     11/1/98            AAA         (1)1,400         6
Government of Canada
   7.50%, 3/1/01        AAA     CAD    3,100     2,414
   9.75%, 6/1/21        AA+            1,950     2,009
------------------------------------------------------
GROUP TOTAL                                      4,433
------------------------------------------------------
DANISH KRONE (2.9%)
Kingdom of Denmark
   8.00%, 5/15/03       AA+      DKK  18,360     3,074
   8.00%, 3/15/06       AA+            7,675     1,304
------------------------------------------------------
GROUP TOTAL                                      4,378
------------------------------------------------------
FINNISH MARKKA (0.9%)
Government of Finland
   9.50%, 3/15/04       AA-     FIM    6,000     1,382
------------------------------------------------------
FRENCH FRANC (0.8%)
Government of France O.A.T.
   8.50%, 3/28/00       AAA     FRF    6,400     1,183
------------------------------------------------------
GERMAN MARK (14.7%)
GMAC Global Bond
   3.42%, 9/25/02       A-       DEM   2,600     1,470
Government of Germany
   6.25%, 1/4/24        AAA            2,350     1,347
   + 7.00%, 1/13/00     Aaa            9,300     5,579
  (dd)7.375%, 1/3/05    AAA            3,600     2,289
   7.50%, 9/9/04        AAA            7,025     4,487
   8.375%, 5/21/01      AAA            6,880     4,375



                         !!RATINGS   FACE
                         (STANDARD  AMOUNT    VALUE
                         & POOR'S)   (000)   (000)!
------------------------------------------------------
International Bank for
  Reconstruction &
  Development
   7.125%, 4/12/05      AAA      DEM   4,550  $  2,851
------------------------------------------------------
GROUP TOTAL                                     22,398
------------------------------------------------------
IRISH PUNT (2.2%)
Irish Government
   8.00%, 8/18/06       AAA    IEP     2,060     3,398
------------------------------------------------------
ITALIAN LIRA (8.3%)
Republic of Italy BTPS
   9.50%, 2/1/06        AAA    ITL 9,070,000     6,415
   10.00%, 8/1/03       AA         8,995,000     6,259
------------------------------------------------------
GROUP TOTAL                                     12,674
------------------------------------------------------
JAPANESE YEN (13.8%)
(dd) Credit Locale de France
   6.00%, 10/31/01      AAA    JPY   516,000     5,070
European Investment Bank
   6.625%, 3/15/00      AAA          205,000     1,939
   3.00%, 9/20/06       AAA          151,000     1,349
Export-Import Bank of Japan
   2.875%, 7/28/05      AAA          420,000     3,732
Inter-American Development
  Bank
   6.00%, 10/30/01      AAA          465,000     4,586
International Bank for
  Reconstruction &
  Development
(dd)  6.75%, 6/18/01    AAA          140,000     1,398
   4.75%, 12/20/04      AAA          305,000     3,045
------------------------------------------------------
GROUP TOTAL                                     21,119
------------------------------------------------------
NETHERLANDS GUILDER (1.7%)
Netherlands Government
   8.25%, 2/15/07       AAA     NLG    4,225     2,543
------------------------------------------------------
SPANISH PESETA (1.2%)
Spanish Government
   10.10%, 2/28/01      AAA     ESP  240,000     1,858
------------------------------------------------------
SWEDISH KRONA (7.3%)
Swedish Government
   6.00%, 2/9/05        AAA     SEK   47,800     6,321
   13.00%, 6/15/01      AA+           29,525     4,863
------------------------------------------------------
GROUP TOTAL                                     11,184
------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost
  $110,356)                                    107,821
------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                 INTERNATIONAL FIXED
                   INCOME PORTFOLIO
                                        FACE
                                       AMOUNT   VALUE
(CONT'D)                                (000)   (000)!
------------------------------------------------------
CASH EQUIVALENTS (27.2%)
------------------------------------------------------
COMMERCIAL PAPER (13.3%)
Atlantic Asset Securitization
  Corp.
   5.57%, 10/16/97                    $3,000  $  2,993
Daimler-Benz AG
   5.57%, 10/7/97                      3,000     2,997
Ford Motor Credit Corp.
   5.54%, 10/7/97                      3,000     2,997
Transamerica Financial Corp.
   5.51%, 10/30/97                     3,000     2,987
Toys 'R' Us, Inc.
   5.50%, 10/27/97                     3,000     2,988
USAA Capital Corp.
   5.53%, 10/9/97                      3,000     2,997
Xerox Credit Corp.
   5.55%, 10/9/97                      2,340     2,337
------------------------------------------------------
GROUP TOTAL                                     20,296
------------------------------------------------------
DISCOUNT NOTE (3.9%)
Federal Home Loan Mortgage
  Corporation
   10/3/97                             6,000     5,998
------------------------------------------------------
REPURCHASE AGREEMENTS (10.0%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at
  $7,662, collateralized by
  various U.S. Government
  Obligations, due
  10/1/97-1/29/99, valued at
  $7,733                               7,661     7,661
Goldman Sachs & Co. 6.15%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at
  $7,660, collateralized by
  U.S. Treasury Bonds, 8.00%,
  due 11/15/21, valued at
  $7,817                               7,659     7,659
------------------------------------------------------
GROUP TOTAL                                     15,320
------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $41,614)           41,614
------------------------------------------------------
FOREIGN CURRENCY (0.0%)
------------------------------------------------------
British Pound           GBP                1         1
Canadian Dollar         CAD               34        25
@ Japanese Yen          JPY                3        --
@ Spanish Peseta        ESP               12        --
------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $25)                   26
------------------------------------------------------
TOTAL INVESTMENTS (97.8%) (Cost $151,995)      149,461
------------------------------------------------------


                                                 VALUE
                                                (000)!
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
Foreign Currency Held as Collateral on
  Futures Contracts (Cost $887)               $    887
Interest Receivable                              2,656
Receivable for Fund Shares Sold                  1,876
Unrealized Gain on Futures Contracts               308
Other Assets                                         5
Payable for Investments Purchased               (1,718)
Payable for Fund Shares Redeemed                   (16)
Payable for Investment Advisory Fees              (133)
Payable for Administrative Fees                    (10)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (4)
Payable to Custodian                               (24)
Unrealized Loss on Forward Foreign Currency
  Contracts                                       (523)
Other Liabilities                                  (13)
                                              --------
                                                 3,291
------------------------------------------------------
NET ASSETS (100%)                             $152,752
------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------
NET ASSETS
Applicable to 14,990,797 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $152,752
------------------------------------------------------
NET ASSET VALUE PER SHARE                     $  10.19
------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                               $154,579
Undistributed Net Investment Income (Loss)        (372)
Undistributed Realized Net Gain (Loss)           1,312
Unrealized Appreciation (Depreciation) on:
  Investment Securities                         (2,535)
  Foreign Currency Transactions                   (540)
  Futures                                          308
------------------------------------------------------
NET ASSETS                                    $152,752
------------------------------------------------------
!    See Note A1 to Financial Statements.
!!   Ratings are unaudited.
(+)  144A security. Certain conditions for public sale
      may exist.
(dd) A portion of these securities was pledged to cover
      margin requirements for futures contracts.
+    Moody's Investor Service, Inc. rating. Security is
      not rated by Standard & Poor's Corporation.
(1)  Amount represents shares held by the Portfolio.
@    Value is less than $500.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (95.5%)

------------------------------------------------------
                       !!RATINGS      FACE
                       (STANDARD     AMOUNT     VALUE
 SEPTEMBER 30, 1997    & POOR'S)     (000)     (000)!
------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (10.0%)
## Government National
  Mortgage Association
  November TBA
   6.00%, 11/20/27          Agy    $    5,475  $ 5,508
   6.50%, 11/20/28          Agy         1,650    1,677
------------------------------------------------------
GROUP TOTAL                                      7,185
------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (13.6%)
Federal Home Loan
  Mortgage Corporation
  Conventional Pools:
   11.00%, 7/1/13           Agy           113      127
   11.50%, 3/1/13           Agy           178      202
  Gold Pools:
   7.00%, 1/1/24-12/1/24    Agy           999    1,000
   10.00%, 6/1/17           Agy           464      513
Federal National
  Mortgage Association
  Conventional Pools:
   10.00%, 5/1/22-1/1/27    Agy           317      347
   10.50%, 12/1/10          Agy            95      106
Government National
  Mortgage Association
  Conventional Pools:
   7.00%, 12/15/23          Agy         2,647    2,656
   10.00%, 2/15/16-
   12/25/25                 Agy         1,621    1,798
   10.50%, 3/15/06-
   2/15/18                  Agy           323      363
   11.00%, 3/15/10-
   8/15/27                  Agy         2,169    2,480
   11.50%, 6/15/13          Agy           146      168
   12.50%, 12/15/10         Agy            39       45
------------------------------------------------------
GROUP TOTAL                                      9,805
------------------------------------------------------
ASSET BACKED CORPORATES (11.1%)
(+) Aegis Auto Receivables
  Trust, Series 95-1 A
   8.60%, 3/20/02           N/R            71       72
  (+) Series 97-C A
   6.40%, 3/17/04           AAA           333      334
AFG Receivables Trust,
  Series:
  95-A A
   6.15%, 9/15/00           A              17       17
  + 96-B A
   6.60%, 4/15/01           A2             45       45
  97-A A
   6.35%, 10/15/02          AAA           278      279
ALPS,
  Series 94-1 A4 CMO
   7.80%, 9/15/04           AA            260      266


                          !!RATINGS      FACE
                          (STANDARD    AMOUNT    VALUE
                          & POOR'S)     (000)   (000)!
------------------------------------------------------
Americredit Automobile
  Receivables Trust,
  Series 96-B A
   6.50%, 1/12/02           AAA    $       94  $    94
Arcadia Auto,
  Series 97-C A4
   6.375%, 1/15/03          AAA           360      361
Associates Manufactured
  Housing,
  Series:
  97-1 A3
   6.60%, 6/15/28           AAA           235      237
  97-2 A
   6.65%, 10/15/02          AAA           244      246
Case Equipment Loan Trust,
  Series:
  95-A A
   7.30%, 3/15/02           AAA            14       14
  95-A B
   7.65%, 3/15/02           A              26       27
Cityscape Home Equity Loan
  Trust, Series 96-1 A1
   6.45%, 3/1/09            AAA            29       29
Contimortgage Home Equity
  Loan Trust, Series 96-3
  A2
   6.97%, 7/15/11           AAA            75       75
CPS Auto Grantor Trust,
  Series 96-3 A
   6.30%, 8/15/02           AAA           275      275
(+) Federal Mortgage
  Acceptance Corp., Loan
  Receivables Trust,
  Series:
  96-B A1
   7.629%, 11/1/18          A              96       97
  97-A A
   7.35%, 4/15/19           AAA           360      373
First Merchants Auto
  Receivables Corp.,
  Series:
  96-C A2
   6.15%, 7/15/01           AAA           175      174
  (+) 97-2 A1
   6.85%, 11/15/02          AAA           235      237
First Plus Home Loan
  Trust, Series 96-4 A3
   6.28%, 3/10/09           AAA           250      249
Fleetwood Credit Corp.,
  Series 92-A
   7.10%, 2/15/07           AAA            81       81
Ford Credit Auto Owner
  Trust,
  Series:
  96-A A3
   6.50%, 11/15/99          AAA           200      201
  96-B
   6.55%, 2/15/02           A             100      100

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO
                       !!RATINGS         FACE
                       (STANDARD       AMOUNT    VALUE
(CONT'D)               & POOR'S)        (000)   (000)!
------------------------------------------------------
Ford Credit Grantor Trust,
  Series 94-B A
   7.30%, 10/15/99          AAA    $       65  $    66
General Electric Home
  Equity Loan Asset-Backed
  Certificates, Series
  91-1 B
   8.70%, 9/15/11           AAA           250      257
General Motors Acceptance
  Corp., Grantor Trust,
  Series 93-A A
   4.15%, 3/15/98           AAA             1        1
Greenwich Capital
  Acceptance, Inc.,
  Series 95-B A1
   6.00%, 8/10/20           AAA            25       25
Honda Auto Receivables
  Grantor Trust,
  Series 97-A A
   5.85%, 2/15/03           AAA           582      582
IBM Credit Receivables
  Lease Asset Master
  Trust, Series 93-1 A
   4.55%, 11/15/00          AAA            11       11
(+) Long Beach Auto,
  Series 97-2 A
   6.69%, 9/25/04           AAA           272      272
Money Store (The) Home
  Equity Trust,
  Series 95-CA1
   6.20%, 1/15/09           AAA            11       11
(+)++ NAL Auto Trust,
  Series 97-2A
   7.75%, 9/15/02           A             210      210
(+) National Auto Credit,
  Inc. Series 96 3A
   7.30%, 12/15/00          N/R            59       59
Navistar Financial Corp.
  Owner Trust, Series 94-B
  A
   6.40%, 1/15/00           AAA            23       23
(+) NPR Health Care,
  Series 97-1 A
   6.815%, 7/1/01           N/R           100      101
Old Stone Credit Corp,
  Series 92-3 B1
   6.35%, 9/25/07           AAA            60       59
Olympic Automobile
  Receivables Trust,
  Series:
  94-B A2
   6.85%, 6/15/01           AAA            64       65
  94-B B
   6.95%, 6/15/01           AAA            32       32
Onyx Acceptance Grantor
  Trust,
  Series:
  94-1 A
   6.90%, 1/17/00           AAA            25       25
  97-2 A
   6.35%, 10/15/02          AAA           387      388


                         !!RATINGS       FACE
                         (STANDARD     AMOUNT    VALUE
                         & POOR'S)      (000)   (000)!
------------------------------------------------------
  97-3A
   6.35%, 1/15/04           AAA    $      370  $   371
Premier Auto Trust, Series
  95-4 A4
   6.00%, 5/6/00            AAA           100      100
(+) Railcar Leasing
   7.125%, 1/15/13          AAA           350      362
(+) Team Fleet Financing
  Corp., Series 97-1 A
   7.35%, 5/15/03           A-            300      308
Union Acceptance Corp.,
  Series:
  96-B A
   6.45%, 7/9/03            AAA           105      105
  97-B A2
   6.70%, 6/8/03            AAA           300      302
Western Financial Auto
  Grantor Trust,
  Series:
  93-2 A2
   4.70%, 10/1/98           AAA             9        9
  94-1 A1
   5.10%, 6/1/99            AAA            18       18
WFS Financial Owner Trust,
  Series 97-C A3
   6.01%, 3/20/02           AAA           380      380
------------------------------------------------------
GROUP TOTAL                                      8,025
------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (2.6%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  93-149 O PO REMIC
   8/25/23                  Agy            35       22
  ## 1386 D REMIC
   6.188%, 10/15/07         Agy           416      417
  1632 SA Inv Fl REMIC
   5.336%, 11/15/23         Agy            65       54
  1709 H PO REMIC
   1/15/24                  Agy            14        7
  1750 C PD PO REMIC
   3/15/24                  Agy            22       15
  1813 K PO REMIC
   2/15/24                  Agy            15       10
  1844 PC PO REMIC
   3/15/24                  Agy            30       19
  1887 I PO REMIC
   10/15/22                 Agy            15       10
Federal National Mortgage
  Association,
  Series:
  93-205 G PO REMIC
   9/25/23                  Agy            14        9
  93-235 H PO REMIC
   9/25/23                  Agy             4        3
  96-11 V PO 9/25/23        Agy           565      381

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         !!RATINGS       FACE
                         (STANDARD     AMOUNT    VALUE
                         & POOR'S)      (000)   (000)!
------------------------------------------------------
  96-14 PC PO 12/25/23      Agy    $       25  $    14
  96-46 PB PO 9/25/23       Agy            30       20
  96-54 N PO 7/25/23        Agy            20       15
  96-54 O PO 11/25/23       Agy            20       12
  97-3 E PO 12/25/23        Agy            75       50
  97-7 EB PO 2/25/23        Agy           233      166
  282 1 PO 5/15/24          Agy           506      347
  287 1 PO 12/17/07         Agy           496      325
------------------------------------------------------
GROUP TOTAL                                      1,896
------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (5.1%)
Asset Securitization
  Corp., Series 96-MD6 A1C
   6.88%, 11/13/26          AAA           250      255
Bear Stearns Mortgage
  Securities, Inc.,
  Series:
  96-4 AI10
   8.125%, 9/25/27          AAA            50       52
  96-9 AI11
   8.00%, 6/15/26           AAA            50       52
Citicorp Mortgage
  Securities, Inc., Series
  93-9 A1
   7.00%, 3/25/20           AAA            60       60
DLJ Mortgage Acceptance
  Corp.,
  Series:
  (+) 97-CF1 A1B
   7.60%, 5/15/30           AAA           300      318
  (+) 97-CF1 S IO
   1.097%, 5/15/30          AAA         1,295       86
  97-CF2 A1B
   6.82%, 10/15/30          AAA           500      503
ICI Funding Corp., Series
  97-2 1A8
   8.00%, 7/25/28           AAA           349      365
## J. P. Morgan Commercial
  Mortgage Finance Corp.,
  Series 97- C5 A2
   7.069%, 9/15/29          AAA           325      332
+ Independent National
  Mortgage Corp.,
  Series 94-O B1
   7.875%, 9/25/24          A2             97      100
Merrill Lynch Mortgage
  Investors, Inc.,
  Series 95-C1 IO
   2.188%, 5/25/15          N/R         2,553      176


                         !!RATINGS       FACE
                         (STANDARD     AMOUNT    VALUE
                         & POOR'S)      (000)   (000)!
------------------------------------------------------

Residential Accredit
  Loans Inc.,
  Series:
  97 Q52 A8 NAS
   7.75%, 3/25/27           AAA    $       75  $    77
  97 QS3 NAS
   7.75%, 4/25/27           AAA           150      154
  97 QS10 A7 TBA
   7.25%, 9/15/27           AAA           550      550
Residential Asset
  Securitization Trust,
  Series:
  96-A11 A9
   7.75%, 2/25/27           AAA            50       51
  97-A9 A5
   7.25%, 9/15/27           AAA           525      526
------------------------------------------------------
GROUP TOTAL                                      3,657
------------------------------------------------------
COMMERCIAL MORTGAGES (7.0%)
+ American Southwest
  Financial Securities
  Corp.,
  Series 95-C1 A1B
   7.40%, 11/17/04          Aaa            50       52
Asset Securitization
  Corp.,
  Series:
  95-D1 A1
   7.59%, 8/11/27           AAA           141      148
  95-MD4 A1
   7.10%, 8/13/29           AAA           706      727
  96-MD6 A1C
   7.04%, 11/13/26          AAA           100      103
(+) Carousel Center
  Finance, Inc., Series 1
  B
   7.527%, 10/15/07         BBB+           83       84
CBM Funding Corp., Series
  96-1 A3PI
   7.08%, 2/1/13            AA            100      103
Chase Commercial Mortgage
  Securities Corp., Series
  96-2 B
   6.90%, 10/19/06          AA            100      101
CS First Boston Mortgage
  Securities Corp.,
  Series 97-C1 A1C
   7.24%, 6/20/29           AAA           325      337
(+) DLJ Mortgage
  Acceptance Corp.,
  Series:
  96-CF2 A1B
   7.29%, 7/15/06           AAA            85       88
  ## 96-CF2 S IO
   1.643%, 11/12/21         N/R           623       55
(+) Forum Finance
   7.125%, 5/15/04          AA            250      256
+ GMAC Commercial Mortgage
  Securities, Inc.,
  Series 97-C1, Class A2
   6.853, 9/15/06           Aaa           500      508

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO
                       !!RATINGS         FACE
                       (STANDARD       AMOUNT    VALUE
(CONT'D)               & POOR'S)        (000)   (000)!
------------------------------------------------------
+ GS Mortgage Securities
  Corp.,
  Series:
  97-GL A2D
   6.94%, 7/13/30           Aaa    $      350  $   357
  97-GL X2 IO
   1.07%, 7/13/30           Aaa           999       55
(+) Hospitality Properties
  Mortgage Acceptance
  Corp., Series 96-C1 A
   6.275%, 12/6/04          A             200      200
(+) Lakewood Mall Finance
  Co., Series 95-C1 A
   7.00%, 8/13/10           AA            100      102
+ LB Commercial Conduit
  Mortgage Trust,
  Series 96-C2 A
   7.416%, 10/25/26         Aaa            99      102
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C1 A3
   7.42%, 4/25/28           AAA           100      104
  96-C2 A2
   6.82%, 11/21/28          AAA           345      349
  96-C2 IO
   1.529%, 10/25/26         N/R           444       40
  97-C1 A3
   7.12%, 6/18/29           AAA           150      154
+ Midland Realty
  Acceptance Corp., Series
  96-C2 A2
   7.233%, 1/25/27          Aaa           100      103
Mortgage Capital Funding,
  Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27           AAA           150      155
  97-MC1 A3
   7.288%, 7/20/27          Aaa           375      390
(+) Park Avenue Finance
  Corp., Series 97-C1 A1
   7.58%, 5/12/07           N/R           198      209
+ Salomon Brothers
  Mortgage Securities,
  Series 97-TZH A2
   7.174%, 3/24/22          Aa2           150      154
------------------------------------------------------
GROUP TOTAL                                      5,036
------------------------------------------------------
ENERGY (0.1%)
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15           A-            100      101
------------------------------------------------------
FINANCE (13.8%)
Allstate Corp.
   5.875%, 6/15/98          A             125      125
(+) Anthem Insurance Cos.,
  Inc., Series A
   9.00%, 4/1/27            BBB+          225      243


                         !!RATINGS       FACE
                         (STANDARD     AMOUNT    VALUE
                         & POOR'S)      (000)   (000)!
------------------------------------------------------
Associates Corp. of North
  America, Series H
   6.73%, 3/27/03           AA-    $      175  $   177
(+) BankAmerica
  Institutional, Series A
   8.07%, 12/31/26          A-            350      360
Bankers Trust New York
  Corp.
   6.625%, 7/30/99          A             150      151
Barclays American Corp.
   7.875%, 8/15/98          AA            125      127
Beneficial Corp., Series H
   6.575%, 12/16/02         A             175      176
(+) BT Institutional
  Capital Trust, Series A
   8.09%, 12/1/26           BBB+          250      253
Chase Manhattan Bank N.A.
   5.875%, 8/4/99           A+            575      573
Chrysler Financial Corp.
   6.375%, 1/28/00          A-            200      201
   6.62%, 6/16/00           A             325      328
CIT Group Holdings
   6.375%, 10/1/02          AA-           400      399
(+) Corestates Capital
  Corp.
   8.00%, 12/15/26          A-            300      307
Countrywide Funding Corp.
   6.05%, 3/1/01            A              75       74
   6.55%, 4/14/00           A             100      101
(+) Equitable Life
  Assurance Society of the
  U.S.,
  Series 1 A
   6.95%, 12/1/05           A             250      252
(+) Farmers Insurance
  Exchange
   8.625%, 5/1/24           BBB+          300      319
(+) First Chicago NBD
  Corp., Series A
   7.95%, 12/1/26           A-            675      682
(+) First Hawaiian Bank,
  Series A
   6.93%, 12/1/03           A             350      353
First Union Institutional
  Capital, Series I
   8.04%, 12/1/26           BBB+          300      307
(+) Florida Property &
  Casualty
   7.375%, 7/1/03           A-            125      129
   7.45%, 7/1/04            A             100      104
(+) Florida Windstorm
   6.70%, 8/25/04           A-            200      199
Ford Motor Credit Corp.
   7.47%, 7/29/99           A+             75       77
   8.375%, 1/15/00          A+             25       26
General Motors Acceptance
  Corp. Medium Term Note
   6.75%, 6/10/02           A-            100      101
   + 6.65%, 5/24/00         A3            100      101
(+)+ Home Ownership
  Funding Corp.,
   13.331%
   (Preferred Stock)        Aaa        (1)650      631

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         !!RATINGS       FACE
                         (STANDARD     AMOUNT    VALUE
                         & POOR'S)      (000)   (000)!
------------------------------------------------------
Household Finance Corp.
   6.08%, 3/8/06            A      $       68  $    67
(+) Hyatt Equities LLC
   7.00%, 5/15/02           BBB+          340      346
Lehman Brothers Holding
  Corp.
   6.50%, 7/18/00           A             375      376
   6.625%, 11/15/00         A             100      101
(+) Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23           AA            325      316
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26          BBB+          300      301
(+) Prime Property Funding
   6.80%, 8/15/02           A             355      357
(+) State Street
  Institutional Capital,
  Series A
   7.94%, 12/30/26          A             250      255
Wells Fargo Capital,
  (+) Series A
   8.125%, 12/1/26          BBB           100      103
  Series B
   7.95%, 12/1/26           BBB+          250      252
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13            AA-           248      251
  96 WFP-D
   6.95%, 9/1/13            AA-           350      354
------------------------------------------------------
GROUP TOTAL                                      9,955
------------------------------------------------------
FLOATING RATE NOTES (0.1%)
## Student Loan Marketing
  Association,
  Series:
  95-1 A1
   5.759%, 4/26/04          AAA            39       40
  96-1 A1
   5.744%, 7/26/04          AAA            34       34
------------------------------------------------------
GROUP TOTAL                                         74
------------------------------------------------------
FOREIGN GOVERNMENTS (1.1%)
Government of Germany
   7.375%, 1/3/05           AAA     DEM 1,200      763
------------------------------------------------------
INDUSTRIALS (0.6%)
(+) EES Coke Battery Co.,
  Inc.
   7.125%, 4/15/02          BBB    $      200      202
Philip Morris Cos., Inc.
   6.375%, 2/1/06           A              55       53

                            !!RATINGS    FACE
                            (STANDARD  AMOUNT    VALUE
                            & POOR'S)   (000)   (000)!
------------------------------------------------------
Scotia Pacific Holding Co.
   7.95%, 7/20/15           BBB    $       83  $    87
+ Sears Roebuck Acceptance
  Corp.
   6.86%, 8/6/01            A2             70       71
------------------------------------------------------
GROUP TOTAL                                        413
------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.1%)
Resolution Trust Corp.,
  Series 92-5 C
   8.618%, 1/25/26          AA             85       86
------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-
  AGENCY COLLATERAL SERIES (0.7%)
Federal National Mortgage
  Association
  Series:
  249 1 PO
   10/25/23                 Agy           338      223
  254 1 PO
   1/1/24                   Agy            44       31
  260 1 PO
   4/1/24                   Agy            58       41
  263 1 PO
   5/25/24                  Agy            62       41
  93-M2 B IO REMIC
   2.575%, 7/25/03          Agy           805       46
  93-146 G PO REMIC
   5/25/23                  Agy            12        8
  93-243 C PO REMIC
   11/25/23                 Agy             4        3
  96-20 E PO
   11/25/22                 Agy           250      124
------------------------------------------------------
GROUP TOTAL                                        517
------------------------------------------------------
TELEPHONES (0.2%)
Tele-Communications, Inc.
   8.75%, 2/15/23           BBB-          150      155
------------------------------------------------------
U.S. TREASURY SECURITIES (26.5%)
U.S. Treasury Notes
   7.00%, 4/15/99           Tsy           550      560
   6.25%, 5/31/99           Tsy         8,000    8,058
   6.875%, 7/31/99          Tsy         2,850    2,901
   (dd)7.50%, 2/15/05       Tsy         3,750    4,049
   3.625%, 7/15/02
    (Inflation Indexed)     Tsy         2,180    2,172
   3.375%, 1/15/07
    (Inflation Indexed)     Tsy         1,368    1,341
------------------------------------------------------
GROUP TOTAL                                     19,081
------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

INTERMEDIATE DURATION
PORTFOLIO
                       !!RATINGS         FACE
                       (STANDARD       AMOUNT    VALUE
(CONT'D)               & POOR'S)        (000)   (000)!
------------------------------------------------------
UTILITIES (0.1%)
(+) Edison Mission Energy
  Funding Corp., Series B
   7.33%, 9/15/08           BBB    $      100  $   103
------------------------------------------------------
YANKEE (2.8%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08          BBB           384      392
AST Research, Inc.
   7.45%, 10/1/02           A-            300      299
(+) Israel Electric Corp.,
  Ltd
   7.25%, 12/15/06          A-            100      101
Korea Development Bank
   7.375%, 9/17/04          AA-           220      222
Petroliam Nasional Bhd.
   7.125%, 10/18/06         A+            225      223
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17            BBB           350      370
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14          BBB+          365      396
------------------------------------------------------
GROUP TOTAL                                      2,003
------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $68,139)    68,855

------------------------------------------------------
INTEREST RATE CAP (0.1%)-SEE NOTE A6
------------------------------------------------------
Bankers Trust Co.,
  terminating 10/15/99, to
  receive on 10/15/99 the
  excess, as measured on
  10/15/98, of 12 month
  LIBOR over 6.34%
  multiplied by the
  notional amount.
  (Premium Paid $85)        N/R        25,000       76
------------------------------------------------------

                                   FACE
                                   AMOUNT        VALUE
                                   (000)        (000)!
------------------------------------------------------
CASH EQUIVALENTS (10.6%)
------------------------------------------------------
REPURCHASE AGREEMENTS (10.6%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97, to
  be repurchased at $2,543,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99, valued at
  $2,566                           $    2,542  $ 2,542
Goldman Sachs & Co. 6.15%, dated
  9/30/97, due 10/1/97, to be
  repurchased at $2,541,
  collateralized by U.S. Treasury
  Bonds, 8.00%, due 11/15/21,
  valued at $2,593                      2,541    2,541
Merrill Lynch & Co., Inc. 5.90%,
  dated 9/30/97, due 10/1/97, to
  be repurchased at $2,541,
  collateralized by U.S. Treasury
  Notes, 7.50%, due 10/31/99,
  valued at $2,593                      2,541    2,541
------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $7,624)             7,624
------------------------------------------------------
TOTAL INVESTMENTS (106.2%) (Cost $75,848)       76,555
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.2%)
Dividends Receivable                                22
Interest Receivable                                966
Receivable for Investments Sold                  8,276
Other Assets                                         1
Payable for Investments Purchased               (8,516)
Payable for Shares Redeemed                     (5,077)
Payable for Investment Advisory Fees               (57)
Payable for Administrative Fees                     (5)
Payable for Trustees' Deferred Compensation
  Plan-Note F                                       (1)
Unrealized Loss on Foreign Forward Currency
  Contracts                                         (7)
Payable for Daily Variation on Futures
  Contract                                          (1)
Other Liabilities                                  (37)
                                               -------
                                                (4,436)
------------------------------------------------------
NET ASSETS (100%)                              $72,119
------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                 VALUE
                                                (000)!
------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------
NET ASSETS
Applicable to 6,883,396 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                 $72,119
------------------------------------------------------
NET ASSET VALUE PER SHARE                      $ 10.48
------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                                $69,694
Undistributed Net Investment Income (Loss)       1,188
Undistributed Realized Net Gain (Loss)             538
Unrealized Appreciation (Depreciation) on:
  Investment Securities                            707
  Foreign Currency Transactions                     (7)
  Futures                                           (1)
------------------------------------------------------
NET ASSETS                                     $72,119
------------------------------------------------------

---------------------------------------------------------

!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
(+)    144A security. Certain conditions for public
        sale may exist.
(dd)   A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
+      Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
++     Fitch rating. Security is not rated by Standard
        & Poor's Corporation or Moody's Investor
        Service, Inc.
##     Variable or floating rate security-rate
        disclosed is as of September 30, 1997.
(1)    Amount represents shares held by the Portfolio.
CMO    Collateralized Mortgage Obligation
DEM    German Mark
IO     Interest Only
N/R    Not rated by Moody's Investor Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO

STATEMENT OF NET ASSETS
FIXED INCOME SECURITIES (35.4%)

-------------------------------------------------------
                     !!RATINGS       FACE
                     (STANDARD      AMOUNT      VALUE
 SEPTEMBER 30, 1997  & POOR'S)      (000)      (000)!
-------------------------------------------------------
ADJUSTABLE RATE MORTGAGES (3.7%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%,
     8/20/27-11/20/27      Agy    $   10,950  $  11,032
  November TBA
   6.00%, 11/20/27         Agy         2,800      2,817
-------------------------------------------------------
GROUP TOTAL                                      13,849
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (4.7%)
Federal Home Loan
  Mortgage Corporation
  Conventional Pools:
   10.00%, 9/1/17          Agy           644        703
   10.50%, 8/1/19          Agy           503        561
   11.00%, 5/1/20-9/1/20   Agy           946      1,060
   12.00%, 3/1/15          Agy           359        416
  Gold Pools:
   7.00%, 1/1/24-6/1/25    Agy         3,034      3,039
Federal National Mortgage
  Association
  Conventional Pools:
   10.00%, 7/1/17          Agy           783        858
   10.50%, 8/1/12-4/1/22   Agy         1,646      1,844
Government National
  Mortgage Association
  Various Pools:
   7.00%,
   12/15/22-12/15/23       Agy         4,446      4,462
   10.00%,
     12/15/21-12/25/26     Agy         1,893      2,096
   10.50%,
   2/15/20-12/15/20        Agy         1,098      1,235
   11.00%, 5/15/26         Agy         1,078      1,199
-------------------------------------------------------
GROUP TOTAL                                      17,473
-------------------------------------------------------
ASSET BACKED CORPORATES (2.2%)
## Airplanes Pass Through
  Trust,
  Series:
  1 B
   6.756%, 3/15/19         A             325        325
ALPS,
  Series:
  94-1 A4 CMO
   7.80%, 9/15/04          AA            375        384
  94-1 C2 CMO
   9.35%, 9/15/04          BBB           622        640
  96-1 D
   12.75%, 6/15/06         BB-         1,097      1,184
Arcadia Auto, Series
  97-CA4
   6.375%, 1/15/03         AAA           640        642
CIT Group Home Equity
  Loan Trust,
  Series:
  97-1 A3
   6.25%, 9/15/01          AAA           375        375


                        !!RATINGS       FACE
                        (STANDARD     AMOUNT      VALUE
                        & POOR'S)      (000)     (000)!
-------------------------------------------------------
Federal Mortgage
  Acceptance Corp. Loan
  Receivables Trust,
  Series:
  96-B A1
   7.629%, 11/1/18         A      $      382  $     390
First Plus Home Loan
  Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08          AAA           380        381
  97-3 A3
   6.57%, 10/10/10         AAA           375        376
Honda Auto Receivables
  Grantor Trust,
  Series:
  97-A A
   5.85%, 2/15/03          AAA         1,094      1,094
(+) Long Beach Auto,
  Series:
  97-2 A
   6.69%, 9/25/04          AAA           494        494
(+) NAL Auto Trust,
  Series:
  96 3A
   7.75%, 9/15/02          N/R           233        234
  96-4 A
   6.90%, 12/15/00         N/R           308        306
National Car Rental
  Financing Ltd.,
  Series:
  96-1 A4
   7.35%, 10/20/03         N/R           425        435
Security Pacific Home
  Equity Trust,
  Series:
  91-AB
   10.50%, 3/10/06         A+             80         80
(+) Team Fleet Financing
  Corp.,
  Series:
  96-1A
   6.65%, 12/15/02         A-            300        300
WFS Financial Owner
  Trust,
  Series:
  97-C A3
   6.01%, 3/20/02          AAA           690        689
-------------------------------------------------------
GROUP TOTAL                                       8,329
-------------------------------------------------------
ASSET BACKED MORTGAGES (0.6%)
Cityscape Home Equity
  Loan Trust,
  Series:
  96-2 A5
   8.10%, 8/25/26          AAA           700        734
  96-3 A IO
   1.00%, 10/25/26         AAA         9,348        232
  96-3 YMA
   10/25/26                N/R         9,348         13

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                         !!RATINGS      FACE
                         (STANDARD    AMOUNT      VALUE
                         & POOR'S)     (000)     (000)!
-------------------------------------------------------
Contimortgage Home Equity
  Loan Trust,
  Series:
  96-4 A11 IO
   1.10%, 1/15/28          AAA    $    8,041  $     212
  (+) 96-4 A12 IO
   1.05%, 1/15/28          AAA         2,596         68
  96-4 A12 YMA
   1/15/28                 N/R        12,984         19
  97-1 A10 YMA
   3/15/28                 N/R         9,505         13
  (+) 97-1 A10I IO
   1.10%, 3/15/28          AAA         9,285        254
First Union Residential
  Securization Trust,
  Series 96-2 A5
   7.21%, 11/25/28         AAA           675        682
-------------------------------------------------------
GROUP TOTAL                                       2,227
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  AGENCY COLLATERAL SERIES (1.1%)
Federal Home Loan
  Mortgage Corporation,
  Series:
  93-149 O PO REMIC
   8/25/23                 Agy           113         71
  1415-S Inv Fl IO CMO
   19.125%, 11/15/07       Agy           373        172
  1476-S Inv Fl IO REMIC
  PAC
   4.363%, 2/15/08         Agy         3,357        391
  1485-S Inv Fl IO REMIC
   3.913%, 3/15/08         Agy         3,315        294
  1600-SA Inv Fl IO REMIC
   2.313%, 10/15/08        Agy         5,887        325
  1709 H PO REMIC
   1/15/24                 Agy            52         27
  1750 C PD PO REMIC
   3/15/24                 Agy            78         56
  1813 K PO REMIC
   2/15/24                 Agy            50         34
  1844 PC PO REMIC
   3/15/24                 Agy            95         60
  1887 I PO REMIC
   10/15/22                Agy            55         37
Federal National Mortgage
  Association,
  Series:
  282 1 PO
   5/15/24                 Agy         1,253        859
  90-106 J PAC CMO
   8.50%, 9/25/20          Agy           552        581
  92-186 S Inv Fl IO CMO
   3.363%, 10/25/07        Agy         6,381        548
  93-205 G PO REMIC
   9/25/23                 Agy           308        198
  93-235 H PO REMIC
   9/25/23                 Agy           122         96

                         !!RATINGS      FACE
                         (STANDARD    AMOUNT      VALUE
                         & POOR'S)     (000)     (000)!
-------------------------------------------------------
  96-14 PC PO REMIC
   12/25/23                Agy    $       90  $      52
  96-46 PB PO REMIC
   9/25/23                 Agy            95         64
  96-54 N PO REMIC
   7/25/23                 Agy            69         52
  96-54 O PO REMIC
   11/25/23                Agy            74         46
  96-68 SC Inv Fl IO
    REMIC
   2.475%, 1/25/24         Agy         1,250        152
-------------------------------------------------------
GROUP TOTAL                                       4,115
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (3.2%)
American Housing Trust,
  Series:
  V 1G
   9.125%, 4/25/21         AAA           302        320
Chemical Mortgage
  Securities, Inc.,
  Series:
  93-1 M
   7.45%, 2/25/23          AA            444        448
Citicorp Mortgage
  Securities, Inc.,
  Series:
  94-7 A5
   6.25%, 4/25/24          AAA           825        742
CMC Securities Corp. IV,
  Series:
  94-G A4
   7.00%, 9/25/24          AAA           675        645
DLJ Mortgage Acceptance
  Corp.,
  Series:
  97-CF2 A1B
   6.82%, 10/15/30         AAA           825        831
sec. First Boston
  Mortgage Corp.,
  Series:
  92-4 B1
   8.125%, 10/25/22
   (acquired 1/25/93-
   2/26/93, cost $239)     A             244        249
GE Capital Mortgage
  Services, Inc.,
  Series:
  94-24 A4
   7.00%, 7/25/24          AAA           858        822
Independent National
  Mortgage Corp.,
  Series:
  95-V A3
   7.12%, 2/25/26          AAA           935        927
J. P. Morgan Commercial
  Mortgage Finance Corp.
  Series:
  97-C5 A2
   7.069%, 9/15/29         AAA           600        613

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO
                       !!RATINGS        FACE
                       (STANDARD      AMOUNT      VALUE
(CONT'D)               & POOR'S)       (000)     (000)!
-------------------------------------------------------
sec.## Kidder Peabody
  Funding Corp.,
  Series 92-4 B2
   8.467%, 5/28/22
   (acquired 2/26/93,
   cost $106)              N/R    $      105  $     105
Merrill Lynch Mortgage
  Investors, Inc.,
  Series 95-C1 IO
   2.188%, 5/25/15         N/R         5,264        363
Prudential Home Mortgage
  Securities Co.,
  Series:
  90-5 A3
   9.50%, 5/25/05          AAA           107        107
  (+) 92-A 2B4
   7.90%, 4/28/22          N/R           370        362
  (+) 92-A 3B2
   7.90%, 4/28/22          N/R         1,000        600
  (+)## 94-A 3B3
   6.803%, 4/28/24         N/R         1,129      1,092
Residential Accredit
  Loans, Inc.,
  Series:
  97-Q52 AB
   7.75%, 3/25/27          AAA           325        335
  97-QS4 A7
   7.75%, 5/25/27          N/R           600        619
  97-QS12 A8 TBA
   7.25%, 12/25/27         AAA           825        826
Rural Housing Trust,
  Series 87-1 M
   3.33%, 10/1/28          A-            620        591
Ryland Mortgage
  Securities Corp.,
  Series:
  ## 92-A 1A
   8.27%, 3/29/30          A-            458        464
  94-7B 4A2
   7.50%, 8/25/25          AAA           850        852
-------------------------------------------------------
GROUP TOTAL                                      11,913
-------------------------------------------------------
COMMERCIAL MORTGAGES (3.4%)
American Southwest
  Financial Securities
  Corp.,
  Series:
  93-2 A1
   7.30%, 1/18/09          N/R         1,252      1,276
  95-Cl A1B
   7.40%, 11/17/04         N/R           650        672


                        !!RATINGS       FACE
                        (STANDARD     AMOUNT      VALUE
                        & POOR'S)      (000)     (000)!
-------------------------------------------------------
Asset Securitization
  Corp.,
  Series:
  95-MD4 A1
   7.10%, 8/13/29          AAA    $    1,315  $   1,353
  (+) 96-D3 A1C
   7.40%, 10/13/26         N/R           525        552
  96-MD6 A1C
   7.04%, 11/13/26         AAA           575        591
(+) Carousel Center
  Finance, Inc.,
  Series:
  1 A1
   6.828%, 10/15/07        AA            525        529
CBM Funding Corp.,
  Series:
  96-1 A3PI
   7.08%, 2/1/13           AA            600        618
(+) Creekwood Capital
  Corp.,
  Series:
  95-1A
   8.47%, 3/16/15          AA            556        620
CS First Boston Mortgage
  Securities Corp.,
  Series:
  97-C1 A1C
   7.24%, 6/20/29          AAA           700        726
(+) DLJ Mortgage
  Acceptance Corp.,
  Series:
  95-CF2 A1B
   7.29%, 7/15/06          AAA           165        171
  ## 96-CF2 S IO
   1.643%, 11/12/21        N/R         1,655        147
(+) Equitable Life
  Assurance Society of
  the U.S.
   6.633%, 7/23/03         AA            483        484
GMAC Commercial Mortgage
  Securities, Inc.,
  Series:
  96-C1 X2 IO
   1.96%, 3/15/21          N/R         2,318        216
GS Mortgage Securities Corp.,
  Series:
  97-GL A2D
   6.94%, 7/13/30          N/R           650        664
  97-GL X2 IO
   1.07%, 7/13/30          N/R         1,699         91
LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.416%, 10/25/26        N/R           641        666
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C2 A2
   6.82%, 11/21/28         AAA           270        273
  96-C2 IO
   1.529%, 10/25/26        N/R         2,787        250

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          !!RATINGS     FACE
                          (STANDARD   AMOUNT      VALUE
                          & POOR'S)    (000)     (000)!
-------------------------------------------------------
Midland Realty Acceptance
  Corp.,
  Series:
  96-C2 A2
   7.233%, 1/25/27         N/R    $      475  $     491
Mortgage Capital Funding,
  Inc.,
  Series:
  97-MC1 A3
   7.288%, 7/20/27         N/R           800        832
Nomura Asset Securities
  Corp.,
  Series:
  94-MD1 A3
   8.026%, 3/15/18         N/R           525        565
Salomon Brothers Mortgage
  Securities,
  97-TZH A2
   7.174%, 3/24/22         N/R           350        360
(+) Stratford Finance
  Corp.
   6.776%, 2/1/04          AA            800        796
-------------------------------------------------------
GROUP TOTAL                                      12,943
-------------------------------------------------------
ENERGY (0.3%)
(+) Excel Paralubes
  Funding
   7.43%, 11/1/15          A-            550        557
Mobile Energy Services
   8.665%, 1/1/17          BBB-          494        526
-------------------------------------------------------
GROUP TOTAL                                       1,083
-------------------------------------------------------
FINANCE (4.4%)
(+) Anthem Insurance
  Cos., Inc., Series A
   9.00%, 4/1/27           BBB+          650        701
(+) BankAmerica
  Institutional,
  Series A
   8.07%, 12/31/26         A-            775        797
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26          BBB+          625        633
(+) Corestates Capital
  Corp.
   8.00%, 12/15/26         A-            550        562
(+) Equitable Life
  Assurance Society of
  the U.S.,
  Series 1 A
   6.95%, 12/1/05          A             700        705
Farmers Insurance
  Exchange
   8.625%, 5/1/24          BBB-          725        772
(+) First Chicago NBD
  Corp.,
  Series A
   7.95%, 12/1/26          A-            700        707
First Union Institutional
  Capital,
  Series I
   8.04%, 12/1/26          BBB+          725        743

                          !!RATINGS     FACE
                          (STANDARD   AMOUNT      VALUE
                          & POOR'S)    (000)     (000)!
-------------------------------------------------------
(+) Florida Property &
  Casualty
   7.375%, 7/1/03          A-     $      200  $     206
(+) Florida Windstorm
   6.70%, 8/25/04          A-            800        797
+ Home Ownership Funding
  Corp.,
   13.331% (Preferred
   Stock)                  Aaa      (1)3,025      2,936
(+) John Hancock Surplus
  Note
   7.375%, 2/15/24         AA-           625        625
Metropolitan Life
  Insurance Co.
   7.45%, 11/1/23          A+            600        584
(+) Nationwide Mutual
  Life Insurance Co.
   7.50%, 2/15/24          A+            525        517
NB Capital Trust
   8.25%, 4/15/27          A-            300        316
(+) New York Life
  Insurance Co.
   7.50%, 12/15/23         AA            300        297
PNC Institutional
  Capital,
 Series A
   7.95%, 12/15/26         BBB+          725        728
(+) Prime Property
  Funding
   7.00%, 8/15/04          A             540        546
(+) State Street
  Institutional Capital,
  Series A
   7.94%, 12/30/26         A             350        357
  Series B
   8.035%, 3/15/27         A             300        308
Washington Mutual Capital
   8.375%, 6/1/27          BBB-          375        393
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26         BBB           700        720
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13           AA-           843        852
  96 WFP-D
   6.95%, 9/1/13           AA-           525        532
-------------------------------------------------------
GROUP TOTAL                                      16,334
-------------------------------------------------------
FOREIGN GOVERNMENTS (0.3%)
Government of Germany
   7.375%, 1/3/05          AAA     DEM 2,000      1,271
-------------------------------------------------------
INDUSTRIALS (1.8%)
Blue Bell Funding
   11.85%, 5/1/99          BB-    $       85         87

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO
                          !!RATINGS     FACE
                          (STANDARD   AMOUNT      VALUE
                          & POOR'S)    (000)     (000)!
-------------------------------------------------------
DR Securitized Lease
  Trust,
  Series:
  93-K1 A1
   6.66%, 8/15/10          BB-    $      138  $     125
DR Structured Finance,
  Series:
  94-K2
   9.35%, 8/15/19          BB-           375        380
Entertainment Properties
   14.253% (Preferred
     Stock)                BBB-       (1)575        553
Host Marriott Travel
  Plaza
   9.50%, 5/15/05          BB-           650        684
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10           BB            300        306
News America Holdings
   7.75%, 1/20/24          BBB           140        138
   8.875%, 4/26/23         BBB           340        376
(+) Oxymar
   7.50%, 2/15/16          BBB           470        470
Paramount Communications,
  Inc.
   8.25%, 8/1/22           BB+           860        849
Rhone-Poulenc Rorer,
  Inc.,
  Series:
  92-A 3
   8.62%, 1/5/21           BBB+          400        438
Scotia Pacific Holding
  Co.
   7.95%, 7/20/15          BBB           607        635
Southland Corp.
   5.00%, 12/15/03         BB+           485        418
Tier One Properties,
   11.095% (Preferred
   Stock)                  A          (1)250        245
Time Warner, Inc., 10.25%
   (Preferred Stock)
   Series K                BB+        (1)786        900
-------------------------------------------------------
GROUP TOTAL                                       6,604
-------------------------------------------------------
RATED NON-AGENCY FIXED RATE MORTGAGES (0.1%)
First Federal Savings &
  Loan Association,
  Series:
  92-C
   8.75%, 6/1/06           AA              1          1
## Resolution Trust
  Corp.,
  Series:
  92-5C
   8.618%, 1/25/26         AA            313        315
Ryland Acceptance Corp.
  IV,
  Series 79-A
   6.65%, 7/1/11           AA             83         80
-------------------------------------------------------
GROUP TOTAL                                         396
-------------------------------------------------------

                          !!RATINGS     FACE
                          (STANDARD   AMOUNT      VALUE
                          & POOR'S)    (000)     (000)!
-------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES-AGENCY COLLATERAL
  SERIES (0.7%)
Federal National Mortgage
  Association,
  Series:
  249 1 PO
   10/25/23                Agy    $    2,187  $   1,445
  254 1 PO
   1/1/24                  Agy           435        312
  260 1 PO
   4/1/24                  Agy           580        412
  93-146 G PO REMIC
   5/25/23                 Agy           382        250
  93-243 C PO REMIC
   11/25/23                Agy            84         65
-------------------------------------------------------
GROUP TOTAL                                       2,484
-------------------------------------------------------
TELEPHONES (0.5%)
Rogers Cablesystems Ltd.
   10.00%, 3/15/05         BB+           400        438
Tele-Communications, Inc.
   9.25%, 1/15/23          BBB-          575        619
   8.75%, 2/15/23          BBB-          225        233
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07           B             640        501
-------------------------------------------------------
GROUP TOTAL                                       1,791
-------------------------------------------------------
TRANSPORTATION (0.2%)
(+) Jet Equipment Trust,
  Series 95-5A C
   10.69%, 5/1/15          BBB           675        854
-------------------------------------------------------
U.S. TREASURY SECURITIES (6.1%)
U.S. Treasury Bond
   8.75%, 8/15/20          Tsy         3,475      4,406
U.S. Treasury Notes
   6.25%, 5/31/99          Tsy         1,350      1,360
   6.75%, 6/30/99          Tsy         2,375      2,412
   (dd) 7.125%, 9/30/99    Tsy         9,000      9,219
   3.375%, 1/15/07
    (Inflation Indexed)    Tsy         4,533      4,447
U.S. Treasury Strips, PO
   11/15/18                Tsy         3,500        884
-------------------------------------------------------
GROUP TOTAL                                      22,728
-------------------------------------------------------
UTILITIES (0.1%)
(+) Edison Mission Energy
  Funding,
  Series B
   7.33%, 9/15/08          BBB           375        386
-------------------------------------------------------
YANKEE (2.0%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08         BBB           708        722

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          !!RATINGS     FACE
                          (STANDARD   AMOUNT      VALUE
                          & POOR'S)    (000)     (000)!
-------------------------------------------------------
(+) AST Research, Inc.
   7.45%, 10/1/02          A-     $      500  $     498
(+) Hyundai Semiconductor
  America
   8.625%, 5/15/07         BBB-          400        408
(+) Israel Electric
  Corp., Ltd.
   7.25%, 12/15/06         A-            525        532
Korea Development Bank
   7.375%, 9/17/04         AA-           390        393
National Power Corp.
   7.875%, 12/15/06        BB+           450        439
   8.40%, 12/15/16         BB+           350        336
(+) Paiton Energy Funding
   9.34%, 2/15/14          BBB-          545        598
(+) Petroliam Nasional
  Bhd.
   7.125%, 10/18/06        A+            500        496
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17           BBB           625        660
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14         BBB+        1,000      1,086
## Republic of Argentina
  Par,
  Series L, 'Euro'
   5.50%, 3/31/23          BB            900        680
Republic of Colombia
   8.70%, 2/15/16          BBB-          375        382
United Mexican States,
  Series B
   6.25%, 12/31/19         BB            500        414
-------------------------------------------------------
GROUP TOTAL                                       7,644
-------------------------------------------------------
TOTAL FIXED INCOME SECURITIES (Cost $129,071)   132,424
-------------------------------------------------------
COMMON STOCKS (58.0%)
-------------------------------------------------------
                                    SHARES
                                    ------
BANKS (2.3%)
BankBoston Corp.                      35,300      3,122
Citicorp                              16,300      2,183
First Union Corp.                     46,528      2,329
Wells Fargo & Co.                      3,500        963
-------------------------------------------------------
GROUP TOTAL                                       8,597
-------------------------------------------------------
BASIC RESOURCES (3.1%)
Boise Cascade Corp.                   17,500        736
Bowater, Inc.                         27,700      1,413
Champion International
  Corp.                               58,700      3,577
E.I. DuPont de Nemours &
  Co.                                 55,000      3,386
Sealed Air Corp.                         200         11
Weyerhaeuser Co.                      16,000        950
W.R. Grace & Co.                      23,200      1,708
-------------------------------------------------------
GROUP TOTAL                                      11,781
-------------------------------------------------------


                                                  VALUE
                                  SHARES         (000)!
-------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.3%)
Coca-Cola Enterprises,
  Inc.                                45,200  $   1,218
Estee Lauder Cos., Class
  A                                      200          9
-------------------------------------------------------
GROUP TOTAL                                       1,227
-------------------------------------------------------
CONSUMER DURABLES (3.8%)
Ford Motor Co.                       118,300      5,353
General Motors Corp.                  61,002      4,084
Goodyear Tire & Rubber
  Co.                                 29,500      2,028
LucasVarity plc ADR                   71,200      2,701
-------------------------------------------------------
GROUP TOTAL                                      14,166
-------------------------------------------------------
CONSUMER SERVICES (3.6%)
* Clear Channel Communications,
  Inc.                                40,900      2,653
* GTECH Holdings Corp.                27,400        937
* HFS, Inc.                           53,100      3,953
Imax Corp.                               600         16
Metro Networks, Inc.                     400         12
News Corp. Ltd. ADR                   60,900      1,092
Service Corp.
  International                       59,300      1,909
Tele-Communications Liberty
  Media Group, Class A                41,525      1,243
Tele-Communications, Inc., Class
  A                                   86,200      1,767
Univision Communications, Inc.,
  Class A                                200         11
-------------------------------------------------------
GROUP TOTAL                                      13,593
-------------------------------------------------------
CREDIT & FINANCE/
  INVESTMENT COMPANIES (2.1%)
American Express Co.                  13,300      1,089
Bear Stearns Co., Inc.                31,785      1,398
CMAC Investment Corp.                 16,000        858
Lehman Brothers Holdings, Inc.        14,000        751
Money Store (The), Inc.                  800         23
Sirrom Capital Corp.                     400         21
SLM Holding Corp.                     23,400      3,615
-------------------------------------------------------
GROUP TOTAL                                       7,755
-------------------------------------------------------
ENERGY (3.8%)
Atlantic Richfield Co.                19,400      1,657
British Petroleum plc ADR             45,800      4,159
Coastal Corp.                         24,700      1,513
Columbia Gas System, Inc.             20,200      1,414
Phillips Petroleum Co.                64,400      3,325
Repsol SA ADR                         27,200      1,180
Texaco, Inc.                          18,400      1,130
-------------------------------------------------------
GROUP TOTAL                                      14,378
-------------------------------------------------------
FOOD, TOBACCO & OTHER (3.0%)
Philip Morris Cos., Inc.             197,700      8,217
RJR Nabisco Holdings
  Corp.                               89,220      3,067
-------------------------------------------------------
GROUP TOTAL                                      11,284
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO
                                                  VALUE
(CONT'D)                               SHARES    (000)!
-------------------------------------------------------
HEALTH CARE (3.8%)
Aetna, Inc.                           51,300  $   4,178
Baxter International,
  Inc.                                24,200      1,264
Bristol-Myers Squibb Co.              29,200      2,416
Columbia/HCA Healthcare Corp.         37,660      1,082
* Health Management Associates,
  Class A                             44,800      1,417
Lincare Holdings, Inc.                27,000      1,362
Merck & Co., Inc.                     15,600      1,559
SmithKline Beecham plc ADR            22,400      1,095
-------------------------------------------------------
GROUP TOTAL                                      14,373
-------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (10.8%)
Aeroquip-Vickers, Inc.                26,300      1,289
Allied Signal, Inc.                   27,600      1,173
American Disposal Services, Inc.         600         19
AMR Corp.                             12,600      1,395
Berkshire Hathaway, Inc.                  26      1,165
Boeing Co.                            23,590      1,284
Case Corp.                            54,900      3,658
Cummins Engine Co., Inc.              72,100      5,628
Delta Air Lines, Inc.                  2,500        235
Eaton Corp.                           15,800      1,460
FMC Corp.                             28,900      2,565
Harnischfeger Industries,
  Inc.                                20,800        889
Lockheed Martin Corp.                 38,200      4,073
Loral Space & Communications             400          8
Textron, Inc.                         30,700      1,995
Union Pacific Corp.                   28,000      1,753
United Technologies Corp.             66,100      5,354
Waste Management, Inc.               134,000      4,682
York International Corp.              39,100      1,750
-------------------------------------------------------
GROUP TOTAL                                      40,375
-------------------------------------------------------
INSURANCE (3.5%)
Allstate Corp.                        24,800      1,993
CIGNA Corp.                            8,100      1,509
Exel Ltd.                             38,300      2,281
Hartford Financial
  Services Group (The),
  Inc.                                35,700      3,073
Loews Corp.                           36,500      4,122
-------------------------------------------------------
GROUP TOTAL                                      12,978
-------------------------------------------------------
MID CAP GROWTH (2.7%)
Advance Fibre
  Communications, Inc.                 2,800        115
Allied Waste Industries,
  Inc.                                 2,100         40
ASE Test Ltd.                            700         59
At Home Corp., Series A                3,700         86
Bell Canada
  International, Inc.                  2,500         47
* BioChem Pharmaceutical,
  Inc.                                 3,500        110
* BMC Software, Inc.                   2,400        155
* Borders Group, Inc.                  5,600        154
* Brightpoint, Inc.                    1,800         84


                                                  VALUE
                                  SHARES         (000)!
-------------------------------------------------------
Brylane, Inc.                          1,200  $      55
* Cellular Communications
  International, Inc.                    700         29
* CIENA Corp.                          2,300        114
* Cinar Films, Inc.,
  Class B                              3,500        133
Cintas Corp.                           2,300        170
Coinstar, Inc.                         3,800         49
Comcast Corp., Class A Special         6,100        157
Complete Business Solutions,
  Inc.                                 2,600         74
* CompUSA, Inc.                        2,800         98
* Computer Horizons Corp.              2,500         91
Cott Corp.                             6,800         69
CVS Corp.                              2,500        142
* Cyberonics, Inc.                     3,700         60
Danaher Corp.                          2,700        157
Diamond Offshore Drilling, Inc.        1,700         94
* Digital Microwave Corp.              2,000         90
* Electronics for
  Imaging, Inc.                        2,000        102
Estee Lauder Co., Class A              2,600        120
* Fiserv, Inc.                         3,100        136
* Florida Panthers Holdings,
  Inc.                                   700         17
Franklin Resources, Inc.               1,100        102
* Global Marine, Inc.                  3,500        116
* Globalstar Telecommunications
  Ltd.                                 6,690        351
HBO & Co.                              3,800        143
Health Management Associates,
  Class A                              8,775        278
Healthcare Recoveries,
  Inc.                                 3,800         86
* Heftel Broadcasting
  Corp., Class A                       1,500        114
* Imax Corp.                           4,500        118
* Inter-Tel, Inc.                      2,100        111
Ionica Group plc ADR                   2,800         52
Jacor Communications,
  Inc.                                 2,100         93
J. D. Edwards & Co.                    2,000         67
J. Ray McDermott, S.A.                 1,300         64
Jones Apparel Group, Inc.              2,000        108
Kemet Corp.                            2,900         88
* Lincare Holdings, Inc.               5,400        272
* Loral Space & Communications         8,400        173
MAPICS, Inc.                           6,100         79
* McAfee Associates, Inc.              3,012        160
McDermott International,
  Inc.                                 1,500         55
Metro Networks, Inc.                   3,100         93
MicroFocus Group ADR                   2,900        102
Money Store (The), Inc.                  100          3
Newbridge Networks Corp.               1,900        114
NEXTLINK Communications, Inc.,
  Class A                              1,700         41
* Office Depot, Inc.                   2,700         55
* Orbotech Ltd.                        1,600         92
* Orthodontic Centers of
  America, Inc.                        5,200        104
* Outdoor Systems, Inc.                3,900        102
* PanAmSat Corp.                       2,600        112
* Pediatrix Medical
  Group, Inc.                          1,700         75
* Peoplesoft, Inc.                     2,400        143

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                  VALUE
                                      SHARES     (000)!
-------------------------------------------------------
Positron Fiber Systems
  Corp.                                3,200  $      33
* Premier Parks, Inc.                  2,700        102
ProBusiness Services,
  Inc.                                   500         10
Qwest Communications
  International, Inc.                  2,600        120
* Republic Industries,
  Inc.                                 3,200        105
* Rexall Sundown, Inc.                 2,800        128
* Robert Mondavi Corp., Class A        2,200        120
Santa Fe International
  Corp.                                2,900         88
* Sapient Corp.                        1,400         71
Saville Systems Ireland plc ADR        1,100         77
* Sealed Air Corp.                     1,700         93
* Security Capital Group, Inc.,
  Class B                              1,300         45
Security Capital Industrial
  Trust                                4,200         98
* Security Capital U.S.
  Realty                               4,000         60
* Silicon Valley Group,
  Inc.                                 1,700         60
Sirrom Capital Corp.                   4,200        218
* Stage Stores, Inc.                   1,900         82
State Street Corp.                     1,900        116
SunAmerica, Inc.                       2,050         80
* Tel-Save Holdings, Inc.              4,000         96
Tele-Communications Liberty
  Media Group, Class A                 5,314        159
Tele-Communications, Inc., Class
  A                                    7,700        158
* Tellabs, Inc.                        2,000        103
* 3Com Corp.                           4,050        208
Tidewater, Inc.                        2,100        124
* Tommy Hilfiger Corp.                 1,600         80
* Total Renal Care Holdings,
  Inc.                                 2,200        110
TV Azteca, SA de C.V. ADR              3,100         70
* U.S. Office Products
  Co.                                  2,100         74
* Uniphase Corp.                         900         72
* Univision Communications,
  Inc., Class A                        1,800         98
* Valassis Communications, Inc.        3,400        108
* Visio Corp.                          1,900         79
Wesley Jessen VisionCare, Inc.         3,400         96
* Wind River Systems                   1,600         66
* WorldCom, Inc.                       4,840        171
-------------------------------------------------------
GROUP TOTAL                                      10,051
-------------------------------------------------------
RETAIL (2.1%)
Borders Group, Inc.                      600         16
CVS Corp.                             30,900      1,757
dELiA*s, Inc.                            700         16
* Federated Department Stores,
  Inc.                                42,100      1,816
Home Depot, Inc.                      29,800      1,553
McDonald's Corp.                       9,700        462
* Office Depot, Inc.                  64,600      1,304
Sears, Roebuck & Co.                  19,700      1,122
-------------------------------------------------------
GROUP TOTAL                                       8,046
-------------------------------------------------------
TECHNOLOGY (5.4%)
* BMC Software, Inc.                  37,100      2,402
* Cisco Systems, Inc.                 36,000      2,630
Digital Microwave Corp.                  400         18

                                                  VALUE
                                      SHARES     (000)!
-------------------------------------------------------
Flextronics International Ltd.         1,000  $      47
Intel Corp.                           17,800      1,643
* McAfee Associates, Inc.                600         32
* Microsoft Corp.                     35,100      4,644
* Oracle Corp.                        53,212      1,939
RSL Communications Ltd., Class A       1,900         42
* Sabre Group Holdings,
  Inc.                                24,800        888
* Seagate Technology,
  Inc.                                56,700      2,049
* 3Com Corp.                          50,400      2,583
Xerox Corp.                           14,300      1,204
-------------------------------------------------------
GROUP TOTAL                                      20,121
-------------------------------------------------------
UTILITIES (2.4%)
* Airtouch Communications, Inc.       24,800        879
Duke Energy Corp.                      2,088        103
GTE Corp.                             47,900      2,173
SBC Communications, Inc.              29,500      1,811
Sprint Corp.                          35,200      1,760
* WorldCom, Inc.                      63,294      2,239
-------------------------------------------------------
GROUP TOTAL                                       8,965
-------------------------------------------------------
VALUE (5.3%)
Aeroquip-Vickers, Inc.                10,800        529
Allstate Corp.                         3,427        275
American General Corp.                 6,200        322
Amoco Corp.                            2,200        212
* AMR Corp.                            2,000        221
* Arrow Electronics, Inc.                700         41
Atlantic Richfield Co.                 3,000        256
Bank of New York Co.                   5,600        269
Beckman Instruments, Inc.              5,800        247
Bergen Brunswig Corp., Class A        10,625        429
British Petroleum plc ADR              2,500        227
Burlington Northern Santa Fe,
  Inc.                                 1,400        135
Cabot Oil & Gas Corp., Class A         4,900        132
Capital One Financial
  Corp.                                6,232        285
Case Corp.                             5,900        393
Caterpillar, Inc.                      4,200        227
Chase Manhattan Corp.                  3,401        401
Chubb Corp.                            2,400        171
Citicorp                               1,300        174
Columbia/HCA Healthcare Corp.          3,200         92
Crestar Financial Corp.                6,990        328
CSX Corp.                              2,100        123
Cummins Engine Co., Inc.               8,700        679
Deere & Co.                            3,300        177
Dillard's, Inc., Class A               4,500        197
Dow Chemical Co.                       2,100        190
E.I. DuPont de Nemours & Co.           3,800        234
Eaton Corp.                            4,400        406
Entergy Corp.                          6,900        180
Federal National Mortgage
  Association                          2,500        118
First Union Corp.                      2,800        140
* FMC Corp.                            3,300        293
Ford Motor Co.                        13,700        620
* Foundation Health Corp.              8,060        258

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

BALANCED
PORTFOLIO
                                                  VALUE
(CONT'D)                               SHARES    (000)!
-------------------------------------------------------
General Motors Corp.                   5,696  $     381
Goodyear Tire & Rubber
  Co.                                  6,900        474
GPU, Inc.                              8,500        305
Great Lakes Chemical
  Corp.                                3,000        148
Harnischfeger Industries,
  Inc.                                 5,500        235
Hartford Financial
  Services Group (The),
  Inc.                                 2,700        232
IBP, Inc.                              8,300        196
International Business Machines
  Corp.                                6,800        720
Kennametal, Inc.                       2,925        142
Mallinckrodt, Inc.                     6,200        223
MAPCO, Inc.                            5,400        178
* Maxicare Health Plans, Inc.          7,600        142
Mellon Bank Corp.                      4,400        241
Old Republic International Corp.       6,050        236
Olsten Corp.                           7,600        141
Parker Hannifin Corp.                  5,400        243
Phillip Morris Co., Inc.              13,800        574
Phillips Petroleum Co.                 4,500        232
Raytheon Corp.                         3,400        201
ReliaStar Financial Corp.              5,400        215
Repsol SA ADR                          4,500        195
Republic New York Corp.                2,200        250
RJR Nabisco Holdings Corp.             8,700        299
Rohm & Haas Co.                        3,800        365
Russell Corp.                          4,700        138
* Seagate Technology, Inc.             5,700        206
Signet Banking Corp.                   6,271        340
Springs Industries, Inc., Class
  A                                    3,800        200
Standard Register Co.                  6,100        203
Talbots, Inc.                          5,200        149
Tecumseh Products Co., Class A         8,400        468
Tektronix, Inc.                        4,900        331
TIG Holdings, Inc.                     3,900        136
* Toys 'R' Us, Inc.                    6,200        220
Transatlantic Holdings, Inc.           3,000        215
TRW, Inc.                              3,800        209
Tupperware Corp.                       4,200        118
* UAL Corp.                            2,300        195
Ultramar Diamond Shamrock Corp.
                                       6,500        210
Universal Foods Corp.                    400         15
V.F. Corp.                             3,700        343
Western Digital Corp.                  4,800        192
* YPF SA ADR                           6,900        254
-------------------------------------------------------
GROUP TOTAL                                      19,691
-------------------------------------------------------
TOTAL COMMON STOCKS (Cost $166,656)             217,381
-------------------------------------------------------


                                                  VALUE
                                      SHARES     (000)!
-------------------------------------------------------
UNIT TRUST (4.0%)
-------------------------------------------------------
S&P 500 Depositary Receipt (Cost
  $15,084)                           157,700  $  14,903
-------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------
                                      NO. OF
                                      RIGHTS
                                      ------
@ United Mexican States Recovery
  Rights, expiring 6/30/03 (Cost
  $0)                                    500         --
-------------------------------------------------------
STRUCTURED INVESTMENTS (0.1%)-SEE NOTE A7
-------------------------------------------------------
                            !!RATINGS              FACE
                            (STANDARD             AMOUNT
                            & POOR'S)              (000)
                           ----------            -------
Morgan Guaranty Trust Co,
  11/20/05, monthly
  payments equal to 1%
  per annum of the
  outstanding notional
  balance, indexed to
  GNMA ARM pools (Cost
  $516)                    N/R    $   12,982        375
-------------------------------------------------------
INTEREST RATE CAP (0.0%)-SEE NOTE A6
-------------------------------------------------------
J.P. Morgan and Co., terminating
  10/15/99, to receive on
  10/15/99 the excess, as
  measured on 10/15/98 of 12
  month LIBOR over 6.34%
  multiplied by the notional
  amount (Premium Paid $150) N/R      35,500        107
-------------------------------------------------------
CASH EQUIVALENTS (19.2%)
-------------------------------------------------------
Short-term Investments Held as
  Collateral for Loaned
  Securities (16.4%)                  61,539     61,539
-------------------------------------------------------
REPURCHASE AGREEMENT (2.8%)
Chase Securities, Inc. 5.90%
  dated 9/30/97, due 10/1/97, to
  be repurchased at $10,649,
  collateralized by various U.S.
  Government Obligations, due
  10/1/97-1/29/99 valued at
  $10,747 (Cost $10,647)              10,647     10,647
-------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $72,186)            72,186
-------------------------------------------------------
TOTAL INVESTMENTS (116.7%) (Cost $383,663)      437,376
-------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                  VALUE
                                                 (000)!
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-16.7%)
Dividends Receivable                          $     517
Interest Receivable                               1,744
Receivable for Investments Sold                   3,246
Receivable for Fund Shares Sold                      90
Receivable for Daily Variation on Futures
  Contracts                                          13
Unrealized Gain on Swap Agreements                    2
Other Assets                                         10
Payable for Investments Purchased                (6,307)
Payable for Fund Shares Redeemed                     (7)
Payable for Investment Advisory Fees               (416)
Payable for Administrative Fees                     (24)
Payable for Shareholder Servicing Fees-
  Investment Class                                   (1)
Payable for Distribution Fee-Adviser Class           (5)
Payable for Deferred Trustees' Compensation
  Plan-Note F                                        (9)
Unrealized Loss on Forward Foreign Currency
  Contracts                                         (20)
Collateral on Securities Loaned, at Value       (61,539)
Other Liabilities                                   (77)
                                              ---------
                                                (62,783)
-------------------------------------------------------
NET ASSETS (100%)                             $ 374,593
-------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 22,437,991 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $ 343,284
-------------------------------------------------------
NET ASSET VALUE PER SHARE                     $   15.30
-------------------------------------------------------
INVESTMENT CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 257,760 outstanding shares of
  beneficial interest (unlimited
  authorization, no par value)                $   3,943
-------------------------------------------------------
NET ASSET VALUE PER SHARE                     $   15.30
-------------------------------------------------------
ADVISER CLASS
-------------------------------------------------------
NET ASSETS
Applicable to 1,789,135 outstanding shares
  of beneficial interest (unlimited
  authorization, no par value)                $  27,366
-------------------------------------------------------
NET ASSET VALUE PER SHARE                     $   15.30
-------------------------------------------------------


                                                  VALUE
                                                 (000)!
-------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                               $ 278,032
Undistributed Net Investment Income (Loss)        3,747
Undistributed Realized Net Gain (Loss)           39,266
Unrealized Appreciation (Depreciation) on:
  Investment Securities                          53,713
  Foreign Currency Transactions                     (19)
  Futures and Swaps                                (146)
-------------------------------------------------------
NET ASSETS                                     $374,593
-------------------------------------------------------
sec.   Restricted Security-Total market value of
        restricted securities owned at September 30,
        1997 was $354 or 0.1% of net assets.
!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
*      Non-income producing security.
(+)    144A security. Certain conditions for public
        sale may exist.
(dd)   A portion of these securities was pledged to
        cover margin requirements for futures
        contracts.
#      Step Bond-Coupon increases in increments to
        maturity. Rate disclosed is as of September 30,
        1997. Maturity date disclosed is the ultimate
        maturity.
##     Variable or floating rate security-rate
        disclosed is as of September 30, 1997.
+      Moody's Investor Service, Inc. rating. Security
        is not rated by Standard & Poor's Corporation.
@      Value is less than $500.
(1)    Amount represents shares held by the Portfolio.
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates
        with an inverse relationship to an associated
        interest rate. Indicated rate is the effective
        rate at September 30, 1997
IO     Interest Only
N/R    Not rated by Moody's Investor Service, Inc.,
        Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    Security is subject to delayed delivery. See
        Note A8 to Financial Statements.
YMA    Yield Maintenance Agreement

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO

STATEMENT OF NET ASSETS
EQUITY (49.6%)

-----------------------------------------------------
                                               VALUE
SEPTEMBER 30, 1997                 SHARES     (000)!
-----------------------------------------------------
U.S. COMMON STOCKS (49.6%)
-----------------------------------------------------
BANKS (1.9%)
BankBoston Corp.                     13,800  $  1,220
Chase Manhattan Corp.                    15         2
Citicorp                              6,500       871
First Union Corp.                    18,352       919
Wells Fargo & Co.                     1,400       385
-----------------------------------------------------
GROUP TOTAL                                     3,397
-----------------------------------------------------
BASIC RESOURCES (2.6%)
Boise Cascade Corp.                   7,000       294
Bowater, Inc.                        10,100       515
Champion International Corp.         23,500     1,432
E.I. DuPont de Nemours & Co.         21,650     1,333
W.R. Grace & Co.                      9,300       685
Weyerhaeuser Co.                      6,400       380
-----------------------------------------------------
GROUP TOTAL                                     4,639
-----------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.3%)
Coca Cola Enterprises, Inc.          18,300       493
-----------------------------------------------------
CONSUMER DURABLES (3.4%)
Ford Motor Corp.                     52,600     2,380
General Motors Corp.                 25,388     1,700
Goodyear Tire & Rubber Co.           12,300       846
LucasVarity plc ADR                  28,900     1,096
-----------------------------------------------------
GROUP TOTAL                                     6,022
-----------------------------------------------------
CONSUMER SERVICES (3.1%)
* Clear Channel Communications
  Inc.                               16,300     1,057
* GTECH Holdings Corp.               11,000       376
* HFS, Inc.                          21,200     1,578
News Corp., Ltd. ADR                 25,700       461
Service Corp. International          26,100       840
TCI Satellite Entertainment,
  Inc., Class A                         100         1
Tele-Communications, Inc., Class
  A                                  27,800       570
* Tele-Communications Liberty
  Media Group, Class A               19,462       583
-----------------------------------------------------
GROUP TOTAL                                     5,466
-----------------------------------------------------
CREDIT & FINANCE/ INVESTMENT COMPANIES (1.7%)
American Express Co.                  5,300       434
Bear Stearns Co., Inc.               12,755       561
CMAC Investment Corp.                 6,400       343
Lehman Brothers Holdings, Inc.        6,100       327
SLM Holdings Corp.                    9,300     1,437
-----------------------------------------------------
GROUP TOTAL                                     3,102
-----------------------------------------------------


                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
ENERGY (3.3%)
Atlantic Richfield Co.                7,800  $    666
British Petroleum plc ADR            18,000     1,634
Coastal Corp.                        10,900       668
Columbia Gas System, Inc.             8,100       567
Phillips Petroleum Co.               25,700     1,327
Repsol SA ADR                        11,200       486
Texaco, Inc.                          7,600       467
-----------------------------------------------------
GROUP TOTAL                                     5,815
-----------------------------------------------------
FOOD, TOBACCO & OTHER (2.5%)
Philip Morris Cos., Inc.             77,300     3,213
RJR Nabisco Holdings Corp.           36,240     1,245
-----------------------------------------------------
GROUP TOTAL                                     4,458
-----------------------------------------------------
HEALTH CARE (3.3%)
Aetna, Inc.                          20,500     1,669
Baxter International, Inc.           10,600       554
Bristol-Myers Squibb Co.             11,600       960
Columbia/HCA Healthcare Corp.        14,943       430
* Health Management Associates,
  Class A                            19,100       604
* Lincare Holdings, Inc.             10,800       545
Merck & Co., Inc.                     6,400       639
SmithKline Beecham plc ADR           10,000       489
-----------------------------------------------------
GROUP TOTAL                                     5,890
-----------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (9.1%)
Aeroquip-Vickers, Inc.               11,500       563
Allied Signal, Inc.                  12,200       519
* AMR Corp.                           5,300       587
* Berkshire Hathaway, Inc.               10       448
Boeing Co.                            9,430       513
Case Corp.                           21,600     1,439
Cummins Engine Co., Inc.             30,200     2,357
Eaton Corp.                           6,400       591
* FMC Corp.                          11,400     1,012
Harnischfeger Industries, Inc.        8,300       355
Lockheed Martin Corp.                15,200     1,621
Textron, Inc.                        12,600       819
Union Pacific Corp.                  11,700       733
United Technologies Corp.            26,400     2,138
Waste Management, Inc.               52,900     1,848
York International Corp.             15,500       694
-----------------------------------------------------
GROUP TOTAL                                    16,237
-----------------------------------------------------
INSURANCE (3.1%)
Allstate Corp.                        9,900       796
CIGNA Corp.                           4,600       857
Exel Ltd.                            15,700       935
Hartford Financial Services
  Group (The), Inc.                  15,700     1,351
Loews Corp.                          14,300     1,615
-----------------------------------------------------
GROUP TOTAL                                     5,554
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
MID CAP GROWTH (2.3%)
BMC Software, Inc.                    6,400  $    414
* Borders Group, Inc.                13,800       379
Cintas Corp.                          4,900       361
Danaher Corp.                         7,100       412
Estee Lauder Cos., Class A            7,300       338
* Globalstar Telecommunications
  Ltd.                               12,144       638
* Health Management Associates,
  Class A                            12,425       393
* Lincare Holdings, Inc.             10,900       550
* Loral Space & Communications       18,900       390
* 3Com Corp.                          5,425       278
-----------------------------------------------------
GROUP TOTAL                                     4,153
-----------------------------------------------------
RETAIL (1.9%)
* CompUSA, Inc.                       3,900       137
CVS Corp.                            12,200       694
* Federated Department Stores,
  Inc.                               18,800       811
Home Depot, Inc.                     12,000       625
McDonald's Corp.                      4,500       214
* Office Depot, Inc.                 25,400       513
Sears, Roebuck & Co.                  7,700       438
-----------------------------------------------------
GROUP TOTAL                                     3,432
-----------------------------------------------------
TECHNOLOGY (4.6%)
* BMC Software, Inc.                 16,000     1,036
* Cisco Systems, Inc.                15,000     1,096
Intel Corp.                           7,800       720
* Microsoft Corp.                    14,000     1,852
* Oracle Corp.                       23,362       851
Sabre Group Holdings, Inc.            7,600       272
* Seagate Technology, Inc.           23,100       835
* 3Com Corp.                         21,000     1,076
Xerox Corp.                           5,700       480
-----------------------------------------------------
GROUP TOTAL                                     8,218
-----------------------------------------------------
UTILITIES (2.1%)
* Airtouch Communications, Inc.       9,700       344
GTE Corp.                            16,800       762
SBC Communications, Inc.             13,100       804
Sprint Corp.                         15,700       785
* WorldCom, Inc.                     27,620       977
-----------------------------------------------------
GROUP TOTAL                                     3,672
-----------------------------------------------------
VALUE (4.4%)
* Arrow Electronics, Inc.            17,000       986
Case Corp.                           14,700       979
Chase Manhattan Corp.                 9,400     1,109
* Federated Department Stores,
  Inc.                               26,800     1,156
Great Lakes Chemical Corp.           20,100       991
IMC Global, Inc.                     27,000       952

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
Mallinckrodt, Inc.                   24,100  $    868
* Maxicare Health Plans, Inc.        40,200       749
-----------------------------------------------------
GROUP TOTAL                                     7,790
-----------------------------------------------------
TOTAL U.S. COMMON STOCKS (Cost $73,909)        88,338
-----------------------------------------------------
U.S. FIXED INCOME (16.9%)
-----------------------------------------------------
FIXED INCOME SECURITIES (16.9%)
  (Unless otherwise noted)
-----------------------------------------------------

                           !!RATINGS      FACE
                           (STANDARD    AMOUNT
                           & POOR'S)     (000)
-----------------------------------------------------
ADJUSTABLE RATE MORTGAGES (1.8%)
## Government National
  Mortgage Association
  Various Pools:
   6.00%, 9/20/27            Agy    $   2,525     2,544
  November TBA
   6.00% 11/20/27            Agy          650       654
-------------------------------------------------------
GROUP TOTAL                                       3,198
-------------------------------------------------------
AGENCY FIXED RATE MORTGAGES (2.4%)
Federal Home Loan Mortgage
  Corporation Conventional
  Pools:
   10.50%, 4/1/19            Agy          296       330
   11.00%, 9/1/16            Agy          108       121
   11.50%, 7/1/15            Agy           98       112
  Gold Pools:
   7.00%, 1/1/24-12/1/24     Agy          843       845
   9.50%, 12/1/16            Agy          242       263
Federal National Mortgage
  Association Conventional
  Pool:
   11.00%, 11/1/20           Agy          139       157
Government National
  Mortgage Association
  Various Pools:
   7.00%, 12/15/22-12/15/23  Agy        1,020     1,024
   10.00%, 10/15/18          Agy           59        65
   10.50%, 2/15/19-8/15/26   Agy          562       633
   11.00%, 7/15/10-7/15/19   Agy          523       598
   11.50%, 1/15/13-2/15/13   Agy           79        89
-------------------------------------------------------
GROUP TOTAL                                       4,237
-------------------------------------------------------
ASSET BACKED CORPORATES (0.9%)
Advanta Mortgage Loan
  Trust, Series 97-3 A2
   6.61%, 4/25/12            AAA          150       150
ALPS,
  Series 94-1 C2 CMO
   9.35%, 9/15/04            BBB           99       102
Arcadia Auto, Series 97-C
  A4
   6.375%, 1/15/03           AAA          150       151

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

MULTI-ASSET-CLASS
PORTFOLIO
                          !!RATINGS     FACE
                          (STANDARD   AMOUNT      VALUE
                          & POOR'S)    (000)     (000)!
-------------------------------------------------------
CIT Group Home Equity Loan
  Trust,
  Series:
  97-1 A3
   6.25%, 9/15/01            AAA    $     100  $    100
First Plus Home Loan Trust,
  Series:
  97-3 A2
   6.48%, 9/10/08            AAA          100       100
  97-3 A3
   6.57%, 10/10/10           AAA          100       101
(+) FMAC Loan Receivables
  Trust,
  Series:
  97-A A
   7.35%, 4/15/19            AAA          247       255
Honda Auto Receivables
  Grantor Trust,
  Series:
  97-A A
   5.85%, 2/15/03            AAA          256       256
(+) Long Beach Auto,
  Series:
  97-2 A
   6.69%, 9/25/04            AAA          125       125
(+) NAL Auto Trust,
  Series:
  96-4 A
   6.90%, 12/15/00           N/R          103       102
WFS Financial Owner Trust,
  Series:
  97-C A3
   6.01%, 3/20/02            AAA          160       160
-------------------------------------------------------
GROUP TOTAL                                       1,602
-------------------------------------------------------
ASSET BACKED MORTGAGES (0.3%)
Advanta Mortgage Loan
  Trust,
  Series:
  96-2 A5
   8.08%, 6/25/27            AAA          150       156
Delta Funding Home Equity
  Loan Trust,
  Series:
  96-1 A7
   7.95%, 6/25/27            AAA          150       158
IMC Home Equity Loan Trust,
  Series:
  96-3 A7
   8.05%, 8/25/26            AAA          175       182
-------------------------------------------------------
GROUP TOTAL                                         496
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL
  SERIES (0.3%)
Federal Home Loan Mortgage
  Corporation,
  Series:
  1632-SA Inv Fl REMIC
   5.336%, 11/15/23          Agy           75        63
                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
  1709 H PO REMIC
   1/15/24                   Agy    $       9  $      5
  1750 C PD PO REMIC
   3/15/24                   Agy           13         9
  1813 K PO REMIC
   2/15/24                   Agy           10         7
  1844 PC PO REMIC
   3/15/24                   Agy           15         9
  1887 I PO REMIC
   10/15/22                  Agy           10         7
  93-149 O PO REMIC
   8/25/23                   Agy           22        14
Federal National Mortgage
  Association,
  Series:
  282 1 PO
   5/15/24                   Agy          289       198
  92-89 SQ Inv Fl IO PAC
  (11)
   3321.956%, 6/25/22        Agy       (2) --        34
  96-11 V PO REMIC
   9/25/23                   Agy          120        81
  96-14 PC PO REMIC
   12/25/23                  Agy           15         9
  96-46 PB PO REMIC
   9/25/23                   Agy           15        10
  96-54 N PO REMIC
   7/25/23                   Agy           10         7
  96-54 O PO REMIC
   11/25/23                  Agy           15         9
-------------------------------------------------------
GROUP TOTAL                                         462
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-NON-AGENCY
  COLLATERAL SERIES (1.2%)
American Housing Trust,
  Series:
  V 1G
   9.125%, 4/25/21           AAA          167       178
Bear Stearns Mortgage
  Securities Inc.,
  Series:
  96-9 AI11
   8.00%, 6/15/26            AAA          150       156
Countrywide Mortgage Backed
  Securities, Inc., Series
  93-C A11
   6.50%, 1/25/24            AAA          143       137
DLJ Mortgage Acceptance
  Corp.,
  Series:
  (+) 97-CF1 A1B
   7.60%, 5/15/30            AAA          125       133
  (+) 97-CF1 S IO
   1.097%, 5/15/30           AAA          797        53
  97-CF2 A1B
   6.82%, 10/15/30           AAA          175       176

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                          !!RATINGS      FACE
                          (STANDARD    AMOUNT     VALUE
                          & POOR'S)     (000)    (000)!
-------------------------------------------------------
GE Capital Mortgage
  Services, Inc.,
  Series:
  94-24 A4
   7.00%, 7/25/24            AAA    $     220  $    211
J.P. Morgan Commercial
  Mortgage Finance Corp.,
  Series:
  97-C5 A2
   7.069%, 9/15/29           AAA          150       153
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  ## 95-C1 IO
   2.188%, 5/25/15           N/R        1,237        85
Mid-State Trust II,
  Series:
  88-2 A4
   9.625%, 4/1/03            AAA          188       204
Residential Accredit Loans,
  Inc.
  Series:
  97-QS12 A8
   7.25%, 12/25/27           AAA          175       175
Residential Asset
  Securitization Trust,
  Series:
  96-A11 A9
   7.75%, 2/25/27            AAA          175       179
Residential Funding
  Mortgage Securities Co.,
  Inc., Series: 93-MZ3 A2
   6.97%, 8/28/23            N/R          100        98
  94-S1 A19
   6.75%, 1/25/24            AAA          191       186
Rural Housing Trust,
  Series:
  87-1 M
   3.33%, 10/1/28            A-            85        81
-------------------------------------------------------
GROUP TOTAL                                       2,205
-------------------------------------------------------
COMMERCIAL MORTGAGES (1.6%)
American Southwest
  Financial Securities
  Corp.,
  Series:
  93-2 A1
   7.30%, 1/18/09            N/R          132       134
  ## 93-2 S1 IO
   1.056%, 1/18/09           N/R        1,093        55
  + 95-C1 A1B
   7.40%, 11/17/04           Aaa          150       155
Asset Securitization Corp.,
  Series:
  95-D1 A1
   7.59%, 8/11/27            AAA          117       123
  95-MD4 A1
   7.10%, 8/13/29            AAA          219       225
  ## 95-MD4 ACS2 IO
   2.381%, 8/13/29           AAA          720       128
  (+)+ 96-D3 A1C
   7.40%, 10/13/26           Aaa          150       158
  96-MD6 A1C
   7.04%, 11/13/26           AAA          125       129
Beverly Finance Corp.
   8.36%, 7/15/04            AA-          100       108
(+) Carousel Center
  Finance, Inc.,
  Series:
  1 A1
   6.828%, 10/15/07          AA           100       101
CBM Funding Corp.,
  Series:
  96-1 A3PI
   7.08%, 2/1/13             AA           100       103
Chase Commercial Mortgage
  Securities Corp., Series
  96-2 B
   6.90%, 10/19/06           AA           175       176
CS First Boston Mortgage
  Securities Corp.,
  Series:
  97-C1 A1C
   7.24%, 6/20/29            AAA          150       156
(+) DLJ Mortgage Acceptance
  Corp.,
  Series:
  96-CF1 A1B
   7.58%, 3/13/28            AAA          150       158
  96-CF2 A1B
   7.29%, 7/15/06            AAA          135       140
  ## 96-CF2 S IO
   1.643%, 11/12/21          N/R          988        88
+ GS Mortgage Securities
  Corp. II
  Series:
  97-GL A2D
   6.94%, 7/13/30            Aaa          100       102
+ LB Commercial Conduit
  Mortgage Trust,
  Series:
  96-C2 A
   7.416%, 10/25/26          Aaa          173       179
Merrill Lynch Mortgage
  Investors, Inc.,
  Series:
  96-C2 A2
   6.82%, 11/21/28           AAA           65        66
  96-C2 IO
   1.529%, 10/25/26          N/R          700        63
+ Midland Realty Acceptance
  Corp.,
  Series:
  96-C2 A2
   7.233%, 1/25/27           Aaa          100       103
Mortgage Capital Funding,
  Inc.,
  Series:
  95-MC1 A1B
   7.60%, 5/25/27            AAA          125       129

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                   MULTI-ASSET-CLASS
                       PORTFOLIO

                        !!RATINGS        FACE
                        (STANDARD      AMOUNT     VALUE
(CONT'D)                 & POOR'S)      (000)    (000)!
-------------------------------------------------------
+ Salomon Brothers Mortgage
  Securities,
  Series:
  97-TZH A2
   7.174%, 3/24/22           Aa2    $     100  $    103
-------------------------------------------------------
GROUP TOTAL                                       2,882
-------------------------------------------------------
ENERGY (0.2%)
(+) Excel Paralubes Funding
   7.43%, 11/1/15            A-           200       203
Mobile Energy Services
   8.665%, 1/1/17            BBB-          95       101
-------------------------------------------------------
GROUP TOTAL                                         304
-------------------------------------------------------
FINANCE (1.7%)
(+) Anthem Insurance Cos.,
  Inc.,
  Series A
   9.00%, 4/1/27             BBB+         100       108
(+) BankAmerica
  Institutional,
  Series A
   8.07%, 12/31/26           A-           100       103
(+) BT Institutional
  Capital Trust,
  Series A
   8.09%, 12/1/26            BBB+         125       126
(+) Corestates Capital
  Corp.
   8.00%, 12/15/26           A-           100       102
(+) Equitable Life
  Assurance Society of the
  U.S.,
  Series 1A
   6.95%, 12/1/05            A            100       101
(+) First Chicago NBD
  Corp.,
  Series A
   7.95%, 12/1/26            A-           125       126
First Union Institutional
  Capital,
  Series I
   8.04%, 12/1/26            BBB+         225       231
(+) Florida Windstorm
   6.70%, 8/25/04            A-           175       174
(+)+ Home Ownership Funding
  Corp.
   13.331% (Preferred
     Stock)                  Aaa       (1)600       582
(+) John Hancock Surplus
  Note
   7.375%, 2/15/24           AA-          250       250
(+) Nationwide Mutual Life
  Insurance Co.
   7.50%, 2/15/24            A+           250       246
PNC Institutional Capital,
  Series A
   7.95%, 12/15/26           BBB+         150       151
(+) Prime Property Funding
   7.00%, 8/15/04            A            120       121
(+) State Street
  Institutional Capital,
  Series A
   7.94%, 12/30/26           A            125       127
Washington Mutual Capital
   8.375%, 6/1/27            BBB-          75        79
(+) Wells Fargo Capital,
  Series A
   8.125%, 12/1/26           BBB          200       206
(+) World Financial
  Properties,
  Series:
  96 WFP-B
   6.91%, 9/1/13             AA-          248       251
-------------------------------------------------------
GROUP TOTAL                                       3,084
-------------------------------------------------------
INDUSTRIALS (0.7%)
DR Securitized Lease Trust,
  Series 93-K1 A2
   7.43%, 8/15/18            BB-          180       156
DR Securitized Lease Trust,
  Series 94-K1 A1
   7.60%, 8/15/07            BB-           84        82
DR Structured Finance,
  Series 94-K2
   9.35%, 8/15/19            BB-           30        30
(+) HMH Properties, Inc.
   8.875%, 7/15/07           BB-           40        41
News America Holdings
   7.75%, 1/20/24            BBB           30        30
   8.875%, 4/26/23           BBB           80        89
(+) Oxymar
   7.50%, 2/15/16            BBB          100       100
Paramount Communications,
  Inc.
   8.25%, 8/1/22             BB+          255       252
Rhone-Poulenc Rorer, Inc.,
  Series 92-A 3
   8.62%, 1/5/21             BBB+         100       109
Scotia Pacific Holding Co.
   7.95%, 7/20/15            BBB          104       109
Southland Corp.
   5.00%, 12/15/03           BB+          100        86
Time Warner, Inc., Series M
   10.25% (Preferred Stock)  BB+       (1)172       197
-------------------------------------------------------
GROUP TOTAL                                       1,281
-------------------------------------------------------
STRIPPED MORTGAGE BACKED SECURITIES- AGENCY COLLATERAL
  SERIES (0.3%)
Federal Home Loan Mortgage
  Corporation,
  Series 1911 C PO
   11/15/23                  Agy          100        51

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                       !!RATINGS         FACE
                       (STANDARD       AMOUNT     VALUE
                        & POOR'S)       (000)    (000)!
-------------------------------------------------------
Federal National Mortgage
  Association,
  Series:
  249 1 PO
   10/25/23                  Agy    $     477  $    315
  254 1 PO
   1/1/24                    Agy           83        60
  260 1 PO
   4/1/24                    Agy          111        79
  96-34 C PO
   3/25/23                   Agy          225       120
-------------------------------------------------------
GROUP TOTAL                                         625
-------------------------------------------------------
TELEPHONES (0.2%)
Rogers Cablesystems Ltd.
   10.00%, 3/15/05           BB+           80        88
Tele-Communications, Inc.
   8.75%, 2/15/23            BBB-         200       207
# Teleport Communications
  Group, Inc.
   0.00%, 7/1/07             B            140       109
-------------------------------------------------------
GROUP TOTAL                                         404
-------------------------------------------------------
TRANSPORTATION (0.1%)
(+) Jet Equipment Trust,
  Series 94-A A11
   10.00%, 6/15/12           A+           125       155
-------------------------------------------------------
U.S. TREASURY SECURITIES (4.1%)
U.S. Treasury Bond
   (dd) 8.75%, 8/15/20       Tsy          850     1,078
U.S. Treasury Notes
   6.25%, 5/31/99            Tsy        1,600     1,611
   (dd) 7.125%, 9/30/99      Tsy        3,250     3,329
   3.375%, 1/15/07
    (Inflation Indexed)      Tsy        1,038     1,018
U.S. Treasury Strip, PO
   11/15/18                  Tsy        1,000       253
-------------------------------------------------------
GROUP TOTAL                                       7,289
-------------------------------------------------------
UTILITIES (0.1%)
(+) Edison Mission Energy
  Funding Corp., Series B
   7.33%, 9/15/08            BBB          100       103
-------------------------------------------------------
YANKEE (1.0%)
(+) Alcoa Aluminio SA,
  Series 96-1
   7.50%, 12/16/08           BBB          165       168
AST Research, Inc.
   7.45%, 10/1/02            A-           125       124
(+) Israel Electric Corp.,
  Ltd.
   7.25%, 12/15/06           A-           125       127
Korea Development Bank
   7.375%, 9/17/04           AA-           90        91
National Power Corp.
   7.875%, 12/15/06          BB+          105       102
   8.40%, 12/15/16           BB+           90        86
(+) Paiton Energy Funding
   9.34%, 2/15/14            BBB-         100       110
Petroliam Nasional Bhd.
   7.125%, 10/18/06          A+           100        99
(+) Petrozuata Finance,
  Inc.
   8.22%, 4/1/17             BBB          100       106
(+) Ras Laffan Liquefied
  Natural Gas Co.
   8.294%, 3/15/14           BBB+         215       233
Republic of Argentina
   5.00%, 3/31/23            BB           220       166
Republic of Colombia
   8.70%, 2/15/16            BBB-          95        97
United Mexican States,
  Series B
   6.25%, 12/31/19           BB           250       207
@ Republic of Venezuela,
  Oil
  Linked Payment Obligation
   Zero coupon, 4/15/20      B+             1        --
-------------------------------------------------------
GROUP TOTAL                                       1,716
-------------------------------------------------------
TOTAL U.S. FIXED INCOME (Cost $29,326)           30,043
-------------------------------------------------------
INTERNATIONAL FIXED INCOME (3.0%)
-------------------------------------------------------
FIXED INCOME SECURITIES (3.0%)
-------------------------------------------------------
AUSTRALIAN DOLLAR (0.2%)
Commonwealth of
  Australia
   9.00%, 9/15/04        AAA    AUD       300       254
Federal National
  Mortgage Association
   6.50%, 7/10/02        Agy               85        64
-------------------------------------------------------
GROUP TOTAL                                         318
-------------------------------------------------------
BRITISH POUND (0.3%)
United Kingdom
  Treasury Bills
   8.00%, 6/10/03        AAA    GBP        60       104
   8.00%, 6/7/21         AAA               65       123
   8.50%, 7/16/07        AAA              195       359
-------------------------------------------------------
GROUP TOTAL                                         586
-------------------------------------------------------
CANADIAN DOLLAR (0.1%)
Government of Canada
   7.50%, 3/1/01         AAA    CAD       320       249
   9.75%, 6/1/21         AA+               50        52
-------------------------------------------------------
GROUP TOTAL                                         301
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                   MULTI-ASSET-CLASS
                       PORTFOLIO

                    !!RATINGS            FACE
                    (STANDARD          AMOUNT     VALUE
(CONT'D)             & POOR'S)          (000)    (000)!
-------------------------------------------------------
DANISH KRONE (0.1%)
Kingdom of Denmark
   8.00%, 5/15/03        AA+    DKK       275  $     46
   8.00%, 3/15/06        AA+              750       128
-------------------------------------------------------
GROUP TOTAL                                         174
-------------------------------------------------------
GERMAN MARK (0.8%)
Government of Germany
   6.25%, 1/4/24         AAA    DEM       150        86
   + 7.00%, 1/13/00      Aaa              290       174
   7.125%, 1/29/03       AAA              170       106
   7.375%, 1/3/05        AAA              245       156
   7.50%, 9/9/04         AAA              410       262
   8.375%, 5/21/01       AAA              875       556
International Bank for
  Reconstruction &
  Development
   7.125%, 4/12/05       AAA              175       109
-------------------------------------------------------
GROUP TOTAL                                       1,449
-------------------------------------------------------
IRISH PUNT (0.1%)
Irish Government
   8.00%, 8/18/06        AAA    IEP        75       124
-------------------------------------------------------
ITALIAN LIRA (0.3%)
Republic of Italy BTPS
   9.50%, 2/1/06         AAA    ITL   315,000       223
   10.00%, 8/1/03        AA           410,000       285
-------------------------------------------------------
GROUP TOTAL                                         508
-------------------------------------------------------
JAPANESE YEN (0.8%)
European Investment
  Bank
   3.00%, 9/20/06        AAA    JPY     4,000        36
Export-Import Bank of
  Japan
   2.875%, 7/28/05       AAA           50,000       444
International Bank for
  Reconstruction &
  Development
   4.75%, 12/20/04       AAA           23,200       231
   6.75%, 6/18/01        AAA           72,000       719
-------------------------------------------------------
GROUP TOTAL                                       1,430
-------------------------------------------------------
SWEDISH KRONA (0.3%)
Swedish Government
   6.00%, 2/9/05         AAA    SEK     2,100       278
   13.00%, 6/15/01       AA+            1,600       263
-------------------------------------------------------
GROUP TOTAL                                         541
-------------------------------------------------------
TOTAL INTERNATIONAL FIXED INCOME (Cost $5,540)    5,431
-------------------------------------------------------

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
INTERNATIONAL EQUITY (15.9%)
-----------------------------------------------------
COMMON STOCK (15.9%)
-----------------------------------------------------
ARGENTINA (0.5%)
YPF SA ADR                           25,200  $    929
-----------------------------------------------------
AUSTRIA (0.5%)
OMV AG                                5,350       798
-----------------------------------------------------
BRAZIL (0.2%)
Multicanal Participacoes SA
  ADR                                27,800       295
-----------------------------------------------------
CANADA (0.2%)
TransCanada Pipelines Ltd.           15,900       308
-----------------------------------------------------
FRANCE (1.5%)
Cie Generale des Eaux                 5,126       603
Credit Local de France                6,100       578
Elf Aquitaine                         6,710       895
Scor                                 15,110       653
-----------------------------------------------------
GROUP TOTAL                                     2,729
-----------------------------------------------------
GERMANY (1.5%)
Deutsche Bank AG                     11,750       825
Henkel KGaA                           9,790       551
Springer (Axel) Verlag AG               770       658
Veba AG                              10,890       635
-----------------------------------------------------
GROUP TOTAL                                     2,669
-----------------------------------------------------
HONG KONG (0.6%)
Great Eagle Holdings Ltd.           118,000       326
HSBC Holdings plc                     6,800       228
Jardine Strategic Holdings Ltd.      95,000       372
Wheelock & Co., Ltd.                 86,000       175
-----------------------------------------------------
GROUP TOTAL                                     1,101
-----------------------------------------------------
INDIA (0.2%)
* Jardine Fleming India Fund,
  Inc.                               36,200       326
-----------------------------------------------------
INDONESIA (0.4%)
* Gulf Indonesia Resources Ltd.       6,000       134
Lippo Securities                  2,794,800       415
Pabrik Kertas Tjiwi Kimia           402,500       224
-----------------------------------------------------
GROUP TOTAL                                       773
-----------------------------------------------------
IRELAND (0.2%)
Irish Life plc                       58,000       302
-----------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                VALUE
                                     SHARES    (000)!
-----------------------------------------------------
ITALY (1.3%)
ENI S.p.A.                          147,300  $    928
Pirelli S.p.A.                      162,000       475
Telecom Italia S.p.A.               233,604       909
-----------------------------------------------------
GROUP TOTAL                                     2,312
-----------------------------------------------------
JAPAN (2.3%)
Bridgestone Corp.                    25,000       601
Canon, Inc.                          16,000       468
Fuji Photo Film Ltd.                  9,000       371
Mitsubishi Heavy Industries
  Ltd.                               33,000       181
Mitsui Fudosan Co., Ltd.             26,000       317
Nintendo Corp., Ltd.                  4,000       374
Promise Co., Ltd.                     6,160       322
Sankyo Corp., Ltd.                    7,000       242
Takeda Chemical Industries           14,000       420
Takefuji Corp.                        7,000       265
UNY Co., Ltd.                        14,000       211
Yasuda Fire & Marine Insurance
  Ltd.                               46,000       271
-----------------------------------------------------
GROUP TOTAL                                     4,043
-----------------------------------------------------
NETHERLANDS (1.2%)
ING Groep N.V.                       13,207       607
Philips Electronics N.V.              9,900       838
Vendex International N.V.            10,633       630
-----------------------------------------------------
GROUP TOTAL                                     2,075
-----------------------------------------------------
NORWAY (0.4%)
Christiania Bank OG
  Kreditkasse                       226,100       780
-----------------------------------------------------
SINGAPORE (0.2%)
* Creative Technology Ltd.           14,500       371
-----------------------------------------------------
SPAIN (0.4%)
Telefonica de Espana ADR              8,200       772
-----------------------------------------------------
SWEDEN (0.9%)
Nordbanken AB                        16,300       556
SKF AB, Class B                      12,000       350
Sparbanken Sverige AB, Class A       30,585       738
-----------------------------------------------------
GROUP TOTAL                                     1,644
-----------------------------------------------------
SWITZERLAND (0.4%)
* Swissair AG (Registered)              551       737
-----------------------------------------------------
THAILAND (0.1%)
Hana Microelectronics Public
  Co., Ltd. (Foreign)                48,100       165
-----------------------------------------------------
UNITED KINGDOM (2.8%)
Abbey National plc                   11,800       182
B.A.T. Industries plc                53,611       470
Bank of Scotland plc                 71,800  $    594
Bass plc                             32,300       436
BG plc                               95,200       413
BOC Group plc                         7,304       131
Burmah Castrol plc                   29,000       517
Cable & Wireless plc                 40,785       347
Imperial Tobacco Group plc           61,800       370
LucasVarity plc                      87,000       328
Royal & Sun Alliance Insurance
  Group plc                          32,034       302
Sainsbury J plc                      55,000       412
Tomkins plc                          88,844       494
-----------------------------------------------------
GROUP TOTAL                                     4,996
-----------------------------------------------------
UNITED STATES (0.1%)
The India Fund, Inc.                 25,100       232
-----------------------------------------------------
TOTAL INTERNATIONAL EQUITY (Cost $23,917)      28,357
-----------------------------------------------------
HIGH YIELD (7.5%)
-----------------------------------------------------
FIXED INCOME SECURITIES (7.5%)
  (Unless otherwise noted)

-------------------------------------------------------
                    !!RATINGS
                    (STANDARD         FACE
                            &       AMOUNT        VALUE
                      POOR'S)        (000)       (000)!
                   ----------      -------       ------
CABLE (0.6%)
Cablevision Systems
  Corp.
   9.875%, 5/15/06        B      $     100       $  108
Rogers Cablesystems Ltd.
   10.00%, 3/15/05        BB+          100          110
   10.125%, 9/1/12        BB+          175          190
Rogers Communications,
  Inc.
   9.125%, 1/15/06        BB-           50           51
TCI Pacific
  Communications
   5.00% (Convertible
   Preferred Stock)       BB-       (1)600           75
Tele-Communications,
  Inc.
   9.25%, 1/15/23         BBB-         155          167
Time Warner, Inc.,
  Series M,
   10.25% (Preferred
   Stock)                 BB+       (1)558          441
-------------------------------------------------------
GROUP TOTAL                                       1,142
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-
  NON-AGENCY COLLATERAL SERIES (0.5%)
+ Citicorp Mortgage
  Securities, Inc.,
  Series:
  90-8 A7
   9.50%, 6/25/05         B3            35           19
(+) Countrywide Funding
  Corp.,
  Series:
  95-4 B3
   7.50%, 9/25/25         N/R          393          308

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                   MULTI-ASSET-CLASS
                       PORTFOLIO

                    !!RATINGS
                    (STANDARD         FACE
                            &       AMOUNT        VALUE
(CONT'D)              POOR'S)        (000)       (000)!
-------------------------------------------------------
DLJ Mortgage Acceptance
  Corp.,
  Series:
  97-CF2
   0.357%, 10/15/30       N/R    $   4,000  $       106
FMAC Loan Receivables
  Trust,
  Series:
  96-B C
   7.929%, 11/1/18        N/R          100           89
(+) Prudential Home
  Mortgage Securities
  Co., Inc.,
  Series 96-5 B3
   7.25%, 4/25/26         N/R          397          360
-------------------------------------------------------
GROUP TOTAL                                         882
-------------------------------------------------------
COMMERCIAL MORTGAGES (0.1%)
CBM Funding Corp.,
  Series:
  96-1B D
   8.645%, 2/1/08         AA           125          136
-------------------------------------------------------
ENERGY (0.2%)
Nuevo Energy Co.
   9.50%, 4/15/06         B+           145          155
Snyder Oil Corp.
   8.75%, 6/15/07         B+           150          150
-------------------------------------------------------
GROUP TOTAL                                         305
-------------------------------------------------------
FINANCE (0.6%)
(+) Anthem Insurance
  Cos., Inc.,
  Series A
   9.00%, 4/1/27          BBB+         275          296
(+) Commercial Financial
  Services, Inc.,
  Series 97-5 A1
   7.72%, 6/15/05         A            150          150
ITT Promedia
   9.125%, 9/15/07        N/R      DEM 250          147
Navistar Financial
  Corp.,
  Series B
   9.00%, 6/1/02          B+     $      35           36
(+)# PTC International
  Finance
   0.00%, 7/1/07          B+           230          151
(+) RBS Participacos SA
   11.00%, 4/1/07         BB-          135          142
(+) Riggs Capital Trust
  II
   8.875%,3/15/27         BB-           70           74
Western Financial Bank
   8.875%, 8/1/07         BB+          125          125
-------------------------------------------------------
GROUP TOTAL                                       1,121
-------------------------------------------------------
HOSPITALS (0.2%)
(+) Integrated Health
  Services
   9.50%, 9/15/07         B            115          119
Tenet Healthcare Corp.
   8.625%, 1/15/07        B+           120          124
(+) Vencor, Inc.
   8.625%, 7/15/07        B+            90           91
-------------------------------------------------------
GROUP TOTAL                                         334
-------------------------------------------------------
INDUSTRIALS (2.6%)
(+) Ameriserv Food Co.
   10.125%, 7/15/07       B-            65           67
(+) Big Flower Press
   8.875%, 7/1/07         B            135          135
(+) Cliffs Drilling Co.
   10.25%, 5/15/03        B             20           22
DR Securitized Lease
  Trust,
  Series:
  93-K1 A1
   6.66%, 8/15/10         BB-          346          316
(+) EES Coke Battery
  Co., Inc.
   9.382%, 4/15/07        BB-          100          105
(+) Fleming Cos., Inc.
   10.50%, 12/1/04        B+            65           68
   10.625%, 7/31/07       B+            75           79
(+) Fox/Liberty Networks
   # 0.00%, 8/15/07       B             50           32
   8.875%, 8/15/07        B             60           60
Grand Casinos, Inc.
   10.125%, 12/1/03       BB           160          170
(+) Hermes Europe
  Railtel
   11.50%, 8/15/07        B             30           32
+ HMC Acquisition
  Properties
   9.00%, 12/15/07        Ba3          135          139
(+) HMH Properties, Inc.
   8.875%, 7/15/07        BB-           35           36
Horseshoe Gaming
   9.375%, 6/15/07        B            125          129
Host Marriott Travel
  Plaza
   9.50%, 5/15/05         BB-          100          105
(+)##  Huntsman Corp.
   9.094%, 7/1/07         B+           175          182
(+) Hylsa SA de CV
   9.25%, 9/15/07         BB           200          203
ISP Holdings, Inc.,
  Series B
   9.00%, 10/15/03        B+           205          215
Kmart Corp.
   7.75%, 10/1/12         B+            60           56
Kmart Funding Corp.,
  Series F
   8.80%, 7/1/10          BB           175          179
(+) Long Beach Auto,
  Series:
  97-1 B
   14.22%, 10/26/03       N/R          250          252
(+) Murrin Murrin
  Holdings
   9.375%, 8/31/07        BB-          205          211

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                    !!RATINGS          FACE
                    (STANDARD        AMOUNT        VALUE
                    & POOR'S)         (000)       (000)!
-------------------------------------------------------
# Norcal Waste Systems
   13.00%, 11/15/05       BB-    $     100  $       115
Outdoor Systems, Inc.
   8.875%, 6/15/07        B            210          214
Paramount
  Communications, Inc.
   8.25%, 8/1/22          BB+          225          222
Revlon Worldwide, Series
  B
   0.00%, 3/15/01         B-           190          138
SD Warren Co.
   12.00%, 12/15/04       B+           130          147
(+) Sinclair Broadcast
  Group, Inc.
   9.00%, 715/07          B            105          104
(+) Sinclair Capital
  11.625% (Preferred
  Stock)                  B       (1)1,300          141
Southland Corp.
   5.00%, 12/15/03        BB+          219          189
Station Casinos
   9.75%, 4/15/07         B+           100          100
(+)# TCI Satellite
  Entertainment, Inc.
   0.00%, 2/15/07         B-           485          316
-------------------------------------------------------
GROUP TOTAL                                       4,479
-------------------------------------------------------
TECHNOLOGY (0.3%)
Advanced Micro Devices,
  Inc.
   11.00%, 8/1/03         BB-          145          162
## Blue Bell Funding
   11.85%, 5/1/99         BB-           25           26
(+) Hyundai
  Semiconductor America
   8.625%, 5/15/07        BBB-         100          102
(+) Impress Metal
  Packaging
   9.875%, 5/29/07        B        DEM 200          120
-------------------------------------------------------
GROUP TOTAL                                         410
-------------------------------------------------------
TELEPHONES (1.1%)
# Brooks Fiber
  Properties, Inc.
   0.00%, 3/1/06          N/R    $     450          361
   0.00%, 11/1/06         N/R           70           54
Comcast Cellular Corp.,
  Series A
   9.50%, 5/1/07          BB+          160          167
Globalstar LP
   11.375%, 2/15/04       N/R          125          131
(+) Intermedia
  Communications
   11.25%, 7/15/07        B            300          208
(+) Iridium Capital
  Corp.
   13.00%, 7/15/05        B             70           73
+ IXC Communications,
  Inc., Series B
   12.50%, 10/1/05        B2           100          116
(+) IXC Communications,
   Inc. 12.50%
   (Preferred Stock)      CCC+       (1)75           87
# Nextel Communications,
  Inc.
   0.00%, 8/15/04         CCC          635          550
Qwest Communications
  International, Inc.,
  Series B
   10.875%, 4/1/07        B+            65           73
# Teleport
  Communications Group,
  Inc.
   0.00%, 7/1/07          B            185          145
Total Access
  Communications Corp.
  (Convertible)
   2.00%, 5/31/06         BBB-          50           50
-------------------------------------------------------
GROUP TOTAL                                       2,015
-------------------------------------------------------
TRANSPORTATION (0.2%)
ALPS,
  Series 96-1 D
   12.75%, 6/15/06        BB-          150          161
(+) Jet Equipment Trust,
  Series 94-A
   11.79%, 6/15/13        BBB-         150          196
(+)# Transamerica Energy
  Corp.
   0.00%, 6/15/02         B+            55           44
-------------------------------------------------------
GROUP TOTAL                                         401
-------------------------------------------------------
UTILITIES (0.2%)
Cleveland Electric
  Illuminating Co.,
  Series B
   8.375%, 8/1/12         BB+           30           31
Midland Cogeneration
  Ltd. Venture LP,
  Series C-91
   10.33%, 7/23/02        BB-           22           24
Midland Funding Corp. I,
  Series C-94
   10.33%, 7/23/02        BB-           85           90
Midland Funding II,
  Series A
   11.75%, 7/23/05        B-            75           88
Quezon Power Ltd.
   8.86%, 6/15/17         BB+          250          252
-------------------------------------------------------
GROUP TOTAL                                         485
-------------------------------------------------------
YANKEE (0.9%)
Asia Pulp & Paper,
  Series A
   12.00%, 2/15/04        B+           175          178
(+) Azteca Holdings S.A.
   11.00%, 6/15/02        B-            50           52
## Central Bank of
  Argentina Bocon PIK
  Pre 4
   5.00%, 9/1/02          N/R           85          103

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                   MULTI-ASSET-CLASS
                       PORTFOLIO

                    !!RATINGS
                    (STANDARD         FACE
                            &       AMOUNT        VALUE
(CONT'D)              POOR'S)        (000)       (000)!
(+) Geberit
  International S.A.
   10.125%, 4/15/07       N/R    $     130  $        81
(+) Globo Communicacoes
   10.50%, 12/20/06       BB-           80           84
(+) Government of
  Jamaica
   9.625%, 7/2/02         N/R          100          101
Multicanal S.A.
   10.50%, 2/1/07         BB-          100          107
# Occidente y Caribe
  Cellular
   0.00%, 3/15/04         B            185          146
Pindo Deli Fin Mauritius
   10.75%, 10/1/07        BB           180          183
## Republic of Argentina
   5.50%, 3/31/23         BB           200          151
(+) Republic of Panama
   7.875%, 2/13/02        BB+          150          151
TV Azteca SA de CV,
  Series B
   10.50%, 2/15/07        N/R          150          159
United Mexican States,
  Series B
   6.25%, 12/31/19        BB           200          166
-------------------------------------------------------
GROUP TOTAL                                       1,662
-------------------------------------------------------
TOTAL HIGH YIELD (Cost $12,608)                  13,372
-------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------
                                    NO. OF
                                  WARRANTS
                                 ---------
* Cie General des Eaux,
  expiring 5/2/01                    3,720            2
(+)* Globalstar
  Telecommunications
  Ltd., expiring 2/15/04               125           15
(+)* Iridium World
  Communications,
  expiring 7/15/05                      70           11
*@ Nextel
  Communications, Inc.,
  expiring 1/1/99                       75           --
*@ Occidente y Caribe
  Cellular, expiring
  3/15/04                              740           --
-------------------------------------------------------
TOTAL WARRANTS (Cost $14)                            28
-------------------------------------------------------

                                    NO. OF        VALUE
                                    RIGHTS       (000)!
-------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------
@ United Mexican States
  Recovery Rights,
  expiring 6/30/03 (Cost $0)     1,675,000  $        --
-------------------------------------------------------
INTEREST RATE CAP (0.0%)-SEE NOTE A6
-------------------------------------------------------
                    !!RATINGS      FACE
                    (STANDARD     AMOUNT
                    & POOR'S)      (000)
                    ---------     -------
J.P. Morgan and Co.,
  terminating 10/15/99,
  to receive on 10/15/99
  the excess, as
  measured on 10/15/98,
  of 12 month LIBOR over
  6.34% multiplied by
  the notional amount
  (Premium Paid $32)      N/R    $   7,600           23
-------------------------------------------------------
CASH EQUIVALENT (6.9%)
-------------------------------------------------------
REPURCHASE AGREEMENT (6.9%)
Chase Securities, Inc. 5.90%,
  dated 9/30/97, due 10/1/97,
  to be repurchased at $12,336,
  collateralized by various
  U.S. Government Obligations,
  due 10/1/97-12/1/99, valued
  at $12,450 (Cost $12,334)         12,334       12,334
-------------------------------------------------------
FOREIGN CURRENCY (0.1%)
-------------------------------------------------------
British Pound             GBP            6           10
French Franc              FRF          271           46
Italian Lira              ITL       30,570           18
Japanese Yen              JPY        1,754           14
-------------------------------------------------------
TOTAL FOREIGN CURRENCY (Cost $87)                    88
-------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (Cost $157,767)       178,014
-------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                               VALUE
                                              (000)!
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
Cash                                       $     411
Foreign Currency Held as Collateral on
  Futures Contracts (Cost $177)                  177
Dividends Receivable                             230
Interest Receivable                              757
Receivable for Withholding Tax Reclaim            18
Receivable for Investments Sold               13,441
Receivable for Fund Shares Sold                  158
Unrealized Gain on Futures Contracts              33
Unrealized Gain on Swap Agreements                 1
Unrealized Gain on Forward Foreign
  Currency Contracts                             145
Other Assets                                      31
Payable for Investments Purchased            (14,806)
Payable for Fund Shares Redeemed                  (9)
Payable to Custodian                             (38)
Payable for Investment Advisory Fees            (237)
Payable for Administrative Fees                  (11)
Payable for Shareholder Servicing Fees-
  Investment Class                                (1)
Payable for Trustees' Deferred
  Compensation Plan-Note F                        (4)
Other Liabilities                                (80)
                                           ---------
                                                 216
----------------------------------------------------
NET ASSETS (100%)                          $ 178,230
----------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------
NET ASSETS
Applicable to 12,694,118 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $ 173,155
----------------------------------------------------
NET ASSET VALUE PER SHARE                  $   13.64
----------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------
NET ASSETS
Applicable to 372,302 outstanding
  shares of beneficial interest
  (unlimited authorization, no par value)  $   5,075
----------------------------------------------------
NET ASSET VALUE PER SHARE                  $   13.63
----------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital                            $ 139,265
Undistributed Net Investment Income
  (Loss)                                       1,202
Undistributed Realized Net Gain (Loss)        17,385
Unrealized Appreciation (Depreciation)
  on:
  Investment Securities                       20,246
  Foreign Currency                               124
  Futures and Swaps                                8
----------------------------------------------------
NET ASSETS                                 $ 178,230
----------------------------------------------------

---------------------------------------------------------

!      See Note A1 to Financial Statements.
!!     Ratings are unaudited.
*      Non-Income Producing Security.
(+)    144A security. Certain conditions for public
         sale may exist.
(dd)   A portion of these securities was pledged to
         cover margin requirements for futures
         contracts.
+      Moody's Investor Service, Inc. rating. Security
         is not rated by Standard & Poor's Corporation.
#      Step Bond-Coupon rate increases in increments to
         maturity. Rate disclosed is as of September
         30, 1997. Maturity date disclosed is the
         ultimate maturity.
##     Variable or floating rate security-rate
         disclosed is as of September 30, 1997.
(1)    Amount represents shares held by the Portfolio.
(2)    Face amount is less than $500.
@      Value is less than $500.
ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
Inv Fl Inverse Floating Rate-Interest rate fluctuates
         with an inverse relationship to an associated
         interest rate. Indicated rate is the effective
         rate at September 30, 1997.
IO     Interest Only
N/R    Not rated by Moody's Investor Services, Inc.,
         Standard & Poor's Corporation or Fitch.
PAC    Planned Amortization Class
PIK    Payment-In Kind Security
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit.
TBA    Security is subject to delayed delivery. See
         Note A8 to Financial Statements.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                         SMALL        INTER-
                                                                                           CAP      NATIONAL       MID CAP
                                                             VALUE        EQUITY         VALUE        EQUITY        GROWTH
                                                         PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                      ------------------------------------------------------------------------
                                                                            Year Ended September 30, 1997
(In Thousands)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                            $ 49,237      $ 22,626      $  9,347      $ 13,271       $ 1,056
    Interest                                               21,710         3,614         1,384         2,538         1,036
------------------------------------------------------------------------------------------------------------------------------
       Total Income                                        70,947        26,240        10,731        15,809         2,092
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                   14,010         6,928         5,161         3,236         1,961
    Administrative Fee--Note C                              2,285         1,136           550           544           314
    Custodian Fee--Note E                                     310           129            71           380            83
    Audit Fee                                                  23            30            12            54            15
    Shareholder Servicing Fee--Investment Class
    shares--Note D                                             28             3            --             1            --
    Distribution Fees--Adviser Class shares--Note D           201            --            --            --             1
    Other Expenses                                            704           169           125            96            85
    Reimbursement of Expenses--Note B                         (18)          (26)           --           (26)           --
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                      17,543         8,369         5,919         4,285         2,459
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                   (310)         (129)          (19)         (180)          (83)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                        17,233         8,240         5,900         4,105         2,376
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income (Loss)                     53,714        18,000         4,831        11,704          (284)
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                 376,797       379,936       113,081        39,018        66,879
    Foreign Currency Transactions                              --            --            --        (1,662)           --
    Futures                                                  (814)           --            --         6,109            --
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                           375,983       379,936       113,081        43,465        66,879
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                 512,130        58,032       175,057        80,379        29,836
    Foreign Currency Transactions                              --            --            --           892            --
    Futures                                                 3,948            --            --        (1,357)           --
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)             516,078        58,032       175,057        79,914        29,836
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                 892,061       437,968       288,138       123,379        96,715
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                         $945,775      $455,968      $292,969      $135,083       $96,431
------------------------------------------------------------------------------------------------------------------------------

+ Net of $1,654 withholding tax for International Equity Portfolio.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                    DOMESTIC
                                                           MID CAP      EMERGING         FIXED         FIXED          HIGH
                                                             VALUE       MARKETS        INCOME        INCOME         YIELD
                                                         PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                          ------------------------------------------------------------------------
                                                                       Year Ended September 30, 1997
(In Thousands)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ++                                           $ 1,201         $ 181      $ 8,065          $ 275      $ 1,443
    Interest                                                   229           564      173,302          6,854       38,219
------------------------------------------------------------------------------------------------------------------------------
       Total Income                                          1,430           745      181,367          7,129       39,662
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                $924          $225              9,431     $383              1,558
    Less: Waived Fees                                    (28)  896     (30)  195            --     (11)  372            --
    Administrative Fee--Note C                                 123            24        2,030             82          356
    Custodian Fee--Note E                                       46            80          293             21           70
    Audit Fee                                                   12            44           42             13           16
    Shareholder Servicing Fee--Investment Class
      shares--Note D                                             1            --           11             --           13
    Distribution Fees--Adviser Class shares--Note D             --            --           67             --            3
    Other Expenses                                              62            12          644             28          128
    Reimbursement of Expenses--Note B                          (24)           --          (13)            --          (19)
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                        1,116           355       12,505            516        2,125
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                     (30)           --         (292)            (6)         (44)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                          1,086           355       12,213            510        2,081
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                                344           390      169,154          6,619       37,581
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                   24,403           563       52,720          1,793       14,841
    Foreign Currency Transactions                               --           (93)      11,172             --          321
    Futures, Written Floors and Swaps                           --         2,528       (1,029)            99         (118)
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                             24,403         2,998       62,863          1,892       15,044
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities*                                  38,391         2,010       42,306          1,382       24,616
    Foreign Currency Transactions                               --            (1)      (1,972)            --          (57)
    Futures, Swaps and Written Floors                           --            18       (1,972)           (70)        (554)
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)               38,391         2,027       38,362          1,312       24,005
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                   62,794         5,025      101,225          3,204       39,049
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                           $63,138        $5,415     $270,379         $9,823      $76,630
==============================================================================================================================

++ Net of $30 withholding tax for the Emerging Markets Portfolio.
* Net of foreign capital gain taxes of $38 on unrealized gains for Emerging Markets Portfolio.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                                     SPECIAL
                                                                                      MORTGAGE-                      PURPOSE
                                                           CASH            FIXED         BACKED        LIMITED         FIXED
                                                       RESERVES           INCOME     SECURITIES       DURATION        INCOME
                                                      PORTFOLIO     PORTFOLIO II      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                            ----------------------------------------------------------------------
                                                                       Year Ended September 30, 1997
(In Thousands)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                            $  --          $  516           $  88          $ 151       $ 1,471
    Interest                                             5,108          14,032           4,202          8,780        34,172
------------------------------------------------------------------------------------------------------------------------------
       Total Income                                      5,108          14,548           4,290          8,931        35,643
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B             $231                  776       $195           $408              1,816
    Less: Waived Fees                                 (65)  166               --      (22)  173       (4)  404            --
    Administrative Fee--Note C                              74             165              42            109           414
    Custodian Fee--Note E                                   23              32              10             11            54
    Audit Fee                                                9              16              15             13            24
    Shareholder Servicing Fee--Investment
      Class shares--Note D                                  --              --              --             --             2
    Other Expenses                                          33              46              19             43            79
    Reimbursement of Expenses--Note B                       --              --              --             --           (26)
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                      305           1,035             259            580         2,363
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                  (9)            (24)             --             (9)          (28)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                        296           1,011             259            571         2,335
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                          4,812          13,537           4,031          8,360        33,308
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                   --           2,958           1,784            357        12,744
    Foreign Currency Transactions                           --           1,085              --             --         2,511
    Futures and Written Floors                              --             290            (595)            15          (303)
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                             --           4,333           1,189            372        14,952
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
    Investment Securities                                   --           3,648              71            519         6,272
    Foreign Currency Transactions                           --            (241)             --             --          (506)
    Futures and Swaps                                       --            (388)           (115)            (9)         (505)
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)               --           3,019             (44)           510         5,261
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                   --           7,352           1,145            882        20,213
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              $4,812         $20,889          $5,176         $9,242       $53,521
==============================================================================================================================

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                   INTER-
                                                                                     GLOBAL      NATIONAL
                                                                           PA         FIXED         FIXED     INTERMEDIATE
                                                     MUNICIPAL      MUNICIPAL        INCOME        INCOME         DURATION
                                                     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO        PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                   Year Ended September 30, 1997
(In Thousands)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                            $  --          $  --        $ 213         $  --             $  54
    Interest +                                           3,341          1,468        4,583         8,480             2,816
------------------------------------------------------------------------------------------------------------------------------
       Total Income                                      3,341          1,468        4,796         8,480             2,870
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B            $241           $105                289           549    $167
    Less: Waived Fees                                (30)  211      (26)   79           --            --      (23)     144
    Administrative Fee--Note C                              51             22           62           117                36
    Custodian Fee--Note E                                    6              5           31            45                18
    Audit Fee                                               18             18           32            32                12
    Other Expenses                                          38             18           29            32                32
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                      324            142          443           775               242
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                  (3)            (2)          (2)           (3)              (11)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                        321            140          441           772               231
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                          3,020          1,328        4,355         7,708             2,639
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                   29            (68)         260        (2,002)              520
    Foreign Currency Transactions                           --             --         (933)       (5,388)              221
    Futures and Swaps                                      (14)            76          490         1,970               (60)
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                             15              8         (183)       (5,420)              681
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)
    Investment Securities                                2,568            883       (1,498)       (2,952)              697
    Foreign Currency Transactions                           --             --         (145)          620               (17)
    Futures and Swaps                                     (271)           (86)          17            (2)               --
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)            2,297            797       (1,626)       (2,334)              680
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                2,312            805       (1,809)       (7,754)            1,361
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                        $5,332         $2,133       $2,546        $  (46)           $4,000
==============================================================================================================================

+ Net of $35 and $90 withholding tax for the Global Fixed Income and International Fixed Income Portfolios, respectively.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                                    MULTI-
                                                                                               BALANCED        ASSET-CLASS
                                                                                              PORTFOLIO          PORTFOLIO
                                                                                                 ---------------------------------
                                                                                               Year Ended September 30, 1997
(In Thousands)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +
    Dividends                                                                                  $ 3,815             $ 1,775
    Interest                                                                                    10,178               3,986
------------------------------------------------------------------------------------------------------------------------------
       Total Income                                                                             13,993               5,761
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Services--Note B                                                         1,527         $923
    Less: Waived Fees                                                                               --         (126)   797
    Administrative Fee--Note C                                                                     280                 143
    Custodian Fee--Note E                                                                           51                  87
    Audit Fee                                                                                       32                  44
    Shareholder Servicing Fee--Investment Class shares--Note D                                       2                   6
    Distribution Fees--Adviser Class shares--Note D                                                 37                  --
    Other Expenses                                                                                  84                  75
    Reimbursement of Expenses--Note B                                                               (4)                (19)
------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                                            2,009               1,133
------------------------------------------------------------------------------------------------------------------------------
    Expense Offset--Note K                                                                         (48)                 (4)
------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                                                              1,961               1,129
------------------------------------------------------------------------------------------------------------------------------
          Net Investment Income                                                                 12,032               4,632
------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities                                                                       44,002              17,557
    Foreign Currency Transactions                                                                  574                (403)
    Futures and Written Floors                                                                     602               1,727
------------------------------------------------------------------------------------------------------------------------------
       Realized Net Gain (Loss)                                                                 45,178              18,881
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                       24,877              11,568
    Foreign Currency Transactions                                                                 (148)                185
    Futures and Swaps                                                                              (50)               (117)
------------------------------------------------------------------------------------------------------------------------------
       Unrealized Appreciation (Depreciation)                                                   24,679              11,636
------------------------------------------------------------------------------------------------------------------------------
          Net Gain (Loss)                                                                       69,857              30,517
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $81,889             $35,149
==============================================================================================================================

+ Net of $79 withholding tax for the Multi-Asset-Class Portfolio.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                             SMALL CAP
                                                 VALUE                          EQUITY                         VALUE
                                               PORTFOLIO                       PORTFOLIO                     PORTFOLIO
                                           ----------------------------------------------------------------------------------
                                                Year Ended                      Year Ended                  Year Ended
                                               September 30,                   September 30,               September 30,
(In Thousands)                             ---------------------           ---------------------          -------------------
                                            1996        1997               1996          1997             1996        1997
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income               $   32,015     $   53,714       $   30,500     $   18,000       $  4,607     $  4,831
   Realized Net Gain (Loss)               138,640        375,983          237,632        379,936         80,888      113,081
   Change in Unrealized
     Appreciation (Depreciation)           97,514        516,078          (24,506)        58,032         20,530      175,057
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Net Assets Resulting
        from Operations                   268,169        945,775          243,626        455,968        106,025      292,969
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11
   INSTITUTIONAL CLASS:
     Net Investment Income                (30,765)       (43,078)         (31,471)       (21,326)        (4,652)      (3,283)
     Realized Net Gain                   (130,677)      (135,541)        (132,351)      (234,965)       (52,103)     (92,539)
   INVESTMENT CLASS +:
     Net Investment Income                    (12)          (249)              (1)           (19)            --           --
     Realized Net Gain                         --           (851)              --           (298)            --           --
   ADVISER CLASS ++:
     Net Investment Income                     --           (894)              --             --             --           --
     Realized Net Gain                         --         (1,156)              --                            --           --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions               (161,454)      (181,769)        (163,823)      (256,608)       (56,755)     (95,822)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                               930,274      1,576,439          186,997        122,058        128,125      125,463
     In Lieu of Cash Distributions        143,059        156,287          157,127        250,540         55,347       94,545
     Redeemed                            (606,431)      (769,989)        (579,292)      (701,366)       (77,653)    (105,216)
   INVESTMENT CLASS +:
     Issued                                 8,889         21,268              117          2,983             --           --
     In Lieu of Cash Distributions             12          1,086                1            316             --           --
     Redeemed                                 (49)        (6,754)             (11)        (1,364)            --           --
   ADVISER CLASS ++:
     Issued                                15,433        172,033               --             --             --           --
     In Lieu of Cash Distributions             --          1,868               --             --             --           --
     Redeemed                                 (11)       (11,849)              --             --             --           --
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)
        from Capital Share
        Transactions                      491,176      1,140,389         (235,061)      (326,833)       105,819      114,792
------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)              597,891      1,904,395         (155,258)      (127,473)       155,089      311,939
NET ASSETS:
   Beginning of Period                  1,271,586      1,869,477        1,597,632      1,442,374        430,368      585,457
------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                       $1,869,477     $3,773,872       $1,442,374     $1,314,901       $585,457     $897,396
==============================================================================================================================
   Undistributed net investment
     income (loss) included in end
     of period net assets              $    9,064     $   18,442       $    7,536     $    4,070       $  1,636     $  2,064
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                         63,277         90,227            7,686          4,762          7,158        6,240
     In Lieu of Cash Distributions         10,269          9,563            6,676         10,687          3,496        5,253
     Shares Redeemed                      (40,739)       (44,093)         (23,580)       (27,052)        (4,377)      (5,376)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                        32,807         55,697           (9,218)       (11,603)         6,277        6,117
------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS +:
     Shares Issued                            595          1,187                5            113             --           --
     In Lieu of Cash Distributions              1             66               --             14             --           --
     Shares Redeemed                           (3)          (380)              (1)           (51)            --           --
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                           593            873                4             76             --           --
------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS ++:
     Shares Issued                            994          9,462               --             --             --           --
     In Lieu of Cash Distributions             --            112               --             --             --           --
     Shares Redeemed                           (1)          (676)              --             --             --           --
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Adviser Class Shares
        Outstanding                           993          8,898               --             --             --           --
==============================================================================================================================

 + The Value and the Equity Portfolios began offering Investment Class Shares on May 6, 1996 and April 10, 1996, respectively.
++ The Value Portfolio began offering Adviser Class Shares on July 17, 1996.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                              INTER-
                             NATIONAL                     MID CAP                   MID CAP                  EMERGING
                              EQUITY                      GROWTH                     VALUE                    MARKETS
                            PORTFOLIO                    PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                        --------------------------------------------------------------------------------------------------
                            Year Ended                  Year Ended                 Year Ended               Year Ended
                          September 30,                September 30,             September 30,             September 30,
                       --------------------         -------------------        -----------------         -----------------
 (In Thousands)         1996          1997          1996          1997         1996         1997         1996         1997
  ------------------------------------------------------------------------------------------------------------------------

INCREASE
 (DECREASE) IN
 NET ASSETS
OPERATIONS:
   Net
     Investment
     Income
     (Loss)          $   13,039     $  11,704     $     173     $    (284)    $   405     $    344     $    622     $    390
   Realized Net
     Gain (Loss)        101,007        43,465        71,168        66,879       1,658       24,403        2,070        2,998
   Change in
     Unrealized
    Appreciation
  (Depreciation)        (57,241)       79,914        27,593        29,836       3,145       38,391         (496)       2,027
------------------------------------------------------------------------------------------------------------------------------
       Net
        Increase
      (Decrease)
        in Net
        Assets
       Resulting
        from
      Operations         56,805       135,083        98,934        96,431       5,208       63,138        2,196        5,415
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note
 A11
   INSTITUTIONAL
     CLASS:
     Net
      Investment
       Income           (16,536)      (12,515)         (580)           --        (214)        (404)        (641)        (572)
     Realized
       Net Gain          (3,421)      (12,996)      (53,149)      (67,632)       (405)      (4,075)      (2,186)      (2,288)
   INVESTMENT
     CLASS +:
     Net
      Investment
       Income                --            (4)           --            --          --           (1)          --           --
     Realized
       Net Gain              --            (5)           --            --          --           (9)          --           --
------------------------------------------------------------------------------------------------------------------------------
       Total
   Distributions        (19,957)      (25,520)      (53,729)      (67,632)       (619)      (4,489)      (2,827)      (2,860)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
 TRANSACTIONS:
 (1)
   INSTITUTIONAL
     CLASS:
     Issued             145,686        96,568        58,508        72,700      41,529      137,940        9,068        5,587
     In Lieu of
       Cash
   Distributions         14,783        21,690        52,044        65,823         611        4,424        2,439        2,586
     Redeemed          (722,596)     (213,704)     (126,023)     (123,453)       (782)     (30,955)     (20,351)     (20,904)
   INVESTMENT
     CLASS +:
     Issued                 268           325            --            --         122          854           --           --
     In Lieu of
       Cash
   Distributions             --             9            --            --          --           10           --           --
     Redeemed               (34)           (6)           --            --          --           --           --           --
   ADVISER CLASS
     ++:
     Issued                  --            --            --         1,813          --           --           --           --
     Redeemed                --            --            --          (800)         --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
       Net
        Increase
      (Decrease)
        from
        Capital
        Share
    Transactions       (561,893)      (95,118)      (15,471)       16,083      41,480      112,273       (8,844)     (12,731)
------------------------------------------------------------------------------------------------------------------------------
   Total
     Increase
     (Decrease)        (525,045)       14,445        29,734        44,882      46,069      170,922       (9,475)     (10,176)
NET ASSETS:
   Beginning of
     Period           1,160,986       635,941       373,547       403,281       4,507       50,576       42,459       32,984
------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD     $  635,941     $ 650,386     $ 403,281     $ 448,163     $50,576     $221,498     $ 32,984     $ 22,808
==============================================================================================================================
   Undistributed
     net
     investment
     income
     (loss)
     included in
     end of
     period net
     assets          $   12,067     $   9,914     $      --     $      --     $   372     $    310     $    277     $     91
------------------------------------------------------------------------------------------------------------------------------
(1) Shares
 Issued and
 Redeemed
   INSTITUTIONAL
     CLASS:
     Shares
       Issued            11,400         6,875         3,094         4,220       3,154        8,139          801          488
     In Lieu of
       Cash
   Distributions          1,211         1,662         3,126         3,909          52          290          235          249
     Shares
       Redeemed         (57,391)      (15,096)       (6,657)       (7,311)        (59)      (1,808)      (1,823)      (1,762)
------------------------------------------------------------------------------------------------------------------------------
       Net
        Increase
      (Decrease)
        in
   Institutional
        Class
        Shares
     Outstanding        (44,780)       (6,559)         (437)          818       3,147        6,621         (787)      (1,025)
------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT
     CLASS +:
     Shares
       Issued                21            22            --            --           9           47           --           --
     In Lieu of
       Cash
   Distributions             --             1            --            --          --            1           --           --
     Shares
       Redeemed              (3)           --            --            --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
       Net
        Increase
      (Decrease)
        in
      Investment
        Class
        Shares
     Outstanding             18            23            --            --           9           48           --           --
------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS
     ++:
     Shares
       Issued                --            --            --            98          --           --           --           --
     Shares
       Redeemed              --            --            --           (43)         --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
       Net
        Increase
      (Decrease)
        in
        Adviser
        Class
        Shares
     Outstanding             --            --            --            55          --           --           --           --
==============================================================================================================================

+ The International Equity and the Mid Cap Value Portfolios began offering Investment Class shares on April 10, 1996 and May 10, 1996, respectively.
++ The Mid Cap Growth Portfolio began offering Adviser Class shares on January 31, 1997.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  DOMESTIC
                                                        FIXED                      FIXED                      HIGH
                                                       INCOME                      INCOME                     YIELD
                                                      PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                                  ------------------------------------------------------------------------
                                                     Year Ended                 Year Ended
                                                    September 30,              September 30,            September 30,
                                                ---------------------         ----------------         -------------------
            (In Thousands)                       1996           1997         1996         1997         1996          1997
  ------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                      $  107,138     $  169,154     $ 3,944     $  6,619     $  28,826     $  37,581
   Realized Net Gain (Loss)                       21,756         62,863        (937)       1,892         3,717        15,044
   Change in Unrealized Appreciation
     (Depreciation)                              (11,844)        38,362        (474)       1,312         4,627        24,005
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from
        Operations                               117,050        270,379       2,533        9,823        37,170        76,630
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11
   INSTITUTIONAL CLASS:
     Net Investment Income                      (103,292)      (149,960)     (3,127)      (6,034)      (27,729)      (34,334)
     Realized Net Gain                            (7,817)       (20,590)         --         (179)           --        (1,171)
     In Excess of Realized Net Gain                   --             --        (185)          --            --            --
   INVESTMENT CLASS +:
     Net Investment Income                            --           (341)         --           --           (49)         (628)
     Realized Net Gain                                --            (47)         --           --            --           (20)
   ADVISER CLASS ++:
     Net Investment Income                            --         (1,187)         --           --            --           (66)
     Realized Net Gain                                --            (61)         --           --            --            --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                      (111,109)      (172,186)     (3,312)      (6,213)      (27,778)      (36,219)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                      440,801      1,506,277      62,619       32,103       157,380       294,848
     In Lieu of Cash Distributions                88,188        141,335       3,009        5,270        16,060        21,776
     Redeemed                                   (232,193)      (314,144)     (5,634)     (39,391)     (113,632)     (121,867)
   INVESTMENT CLASS +:
     Issued                                           --         10,498          --           --         4,915        12,531
     In Lieu of Cash Distributions                    --            305          --           --            49           451
     Redeemed                                         --         (1,587)         --           --            --        (8,118)
   ADVISER CLASS ++:
     Issued                                           --         82,302          --           --            --         5,616
     In Lieu of Cash Distributions                    --            587          --           --            --            66
     Redeemed                                         --         (7,715)         --           --            --        (1,521)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
        Capital Share Transactions               296,796      1,417,858      59,994       (2,018)       64,772       203,782
------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                     302,737      1,516,051      59,215        1,592        74,164       244,193
NET ASSETS:
   Beginning of Period                         1,487,409      1,790,146      36,147       95,362       220,785       294,949
------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                              $1,790,146     $3,306,197     $95,362     $ 96,954     $ 294,949     $ 539,142
==============================================================================================================================
   Undistributed net investment income
     (loss) included in end of period
     net assets                               $   42,529     $   57,872     $ 1,348     $  1,805     $   8,657     $  11,795
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                37,653        126,596       5,724        2,909        17,602        30,974
     In Lieu of Cash Distributions                 7,612         12,016         279          484         1,830         2,349
     Shares Redeemed                             (19,803)       (26,436)       (520)      (3,553)      (12,631)      (12,813)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                               25,462        112,176       5,483         (160)        6,801        20,510
------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS +:
     Shares Issued                                    --            886          --           --           546         1,307
     In Lieu of Cash Distributions                    --             26          --           --             6            49
     Shares Redeemed                                  --           (133)         --           --            --          (833)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares
        Outstanding                                   --            779          --           --           552           523
------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS ++:
     Issued                                           --          6,870          --           --            --           577
     In Lieu of Cash Distributions                    --             50          --           --            --             7
     Redeemed                                         --           (645)         --           --            --          (158)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Adviser Class Shares
        Outstanding                                   --          6,275          --           --            --           426
==============================================================================================================================


 + The Fixed Income and High Yield Portfolios began offering Investment Class shares on October 15, 1996 and May 21, 1996, respectively.
++ The Fixed Income and High Yield Portfolios began offering Adviser Class shares on November 7, 1996 and January 31, 1997, respectively.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                             MORTGAGE-
                                                           CASH                       FIXED                    BACKED
                                                         RESERVES                    INCOME                  SECURITIES
                                                         PORTFOLIO                PORTFOLIO II               PORTFOLIO
                                                        ---------------------------------------------------------------------
                                                        Year Ended                 Year Ended                Year Ended
                                                       September 30,              September 30,            September 30,
                                                    -------------------        ------------------         ----------------
             (In Thousands)                         1996          1997          1996         1997        1996         1997
  ---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                          $   2,882     $   4,812     $ 12,542     $ 13,537     $ 3,059     $  4,031
   Realized Net Gain (Loss)                              --            --        1,754        4,333        (663)       1,189
   Change in Unrealized Appreciation
     (Depreciation)                                      --            --       (2,268)       3,019         502          (44)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from Operations              2,882         4,812       12,028       20,889       2,898        5,176
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11
   INSTITUTIONAL CLASS:
     Net Investment Income                           (2,882)       (4,812)     (11,608)     (13,889)     (3,033)      (3,646)
     Realized Net Gain                                   --            --       (1,360)      (1,963)         --           --
     In Excess of Realized Net Gain                      --            --         (446)          --          --           --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (2,882)       (4,812)     (13,414)     (15,852)     (3,033)      (3,646)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                         143,726       334,996       49,696       74,512       5,648        1,046
     In Lieu of Cash Distributions                    2,738         4,389        8,664       11,590       2,036        2,618
     Redeemed                                      (112,591)     (319,418)     (42,179)     (56,217)     (6,390)     (18,034)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
        Capital Share Transactions                   33,873        19,967       16,181       29,885       1,294      (14,370)
------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                         33,873        19,967       14,795       34,922       1,159      (12,840)
NET ASSETS:
   Beginning of Period                               44,624        78,497      176,945      191,740      49,766       50,925
------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                  $  78,497     $  98,464     $191,740     $226,662     $50,925     $ 38,085
==============================================================================================================================
   Undistributed net investment income
     (loss) included in end of period
     net assets                                   $      --     $      --     $  4,660     $  4,574     $ 1,056     $  1,007
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                  143,726       334,996        4,438        6,638         552           99
     In Lieu of Cash Distributions                    2,738         4,389          781        1,045         199          252
     Shares Redeemed                               (112,591)     (319,418)      (3,763)      (4,981)       (608)      (1,695)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                                  33,873        19,967        1,456        2,702         143       (1,344)
==============================================================================================================================

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             SPECIAL
                                                                   LIMITED                   PURPOSE
                                                                  DURATION              FIXED INCOME               MUNICIPAL
                                                                 PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                                                 ------------------------------------------------------------
                                                          Year Ended                Year Ended               Year Ended
                                                         September 30,             September 30,            September 30,
                                                      ------------------        ------------------        ----------------
                (In Thousands)                         1996         1997         1996         1997        1996        1997
  ---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                             $  6,630     $  8,360     $ 27,370     $ 33,308     $ 2,081     $ 3,020
   Realized Net Gain (Loss)                               (47)         372        6,698       14,952         (42)         15
   Change in Unrealized Appreciation
     (Depreciation)                                      (428)         510       (3,052)       5,261       1,780       2,297
------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
       Resulting from Operations                        6,155        9,242       31,016       53,521       3,819       5,332
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11
  INSTITUTIONAL CLASS:
    Net Investment Income                              (6,274)      (7,415)     (27,847)     (33,514)     (2,096)     (2,960)
    Realized Net Gain                                      --           --       (9,325)      (6,885)         --          --
  INVESTMENT CLASS +:
    Net Investment Income                                  --           --           (8)         (68)         --          --
    Realized Net Gain                                      --           --           --          (12)         --          --
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                              (6,274)      (7,415)     (37,180)     (40,479)     (2,096)     (2,960)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  INSTITUTIONAL CLASS:
    Issued                                             99,082       59,060      103,802       90,134      17,213      20,270
    In Lieu of Cash Distributions                       4,921        6,560       34,094       35,130       1,443       2,235
    Redeemed                                          (80,843)     (35,104)     (74,328)     (93,136)     (1,883)     (4,293)
  INVESTMENT CLASS +:
    Issued                                                 --           --          758          414          --          --
    In Lieu of Cash Distributions                          --           --            8           80          --          --
    Redeemed                                               --           --           --          (47)         --          --
------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from Capital
       Share Transactions                              23,160       30,516       64,334       32,575      16,773      18,212
------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                           23,041       32,343       58,170       45,617      18,496      20,584
NET ASSETS:
   Beginning of Period                                100,186      123,227      390,258      448,428      36,040      54,536
------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                     $123,227     $155,570     $448,428     $494,045     $54,536     $75,120
==============================================================================================================================
   Undistributed net investment income (loss)
     included in end of period net assets            $  1,710     $  2,361     $ 11,292     $  9,955     $    11     $    71
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
  INSTITUTIONAL CLASS:
    Shares Issued                                       9,585        5,709        8,626        7,318       1,542       1,774
    In Lieu of Cash Distributions                         480          637        2,827        2,902         130         195
    Shares Redeemed                                    (7,817)      (3,383)      (6,091)      (7,553)       (169)       (375)
------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Institutional
       Class Shares Outstanding                         2,248        2,963        5,362        2,667       1,503       1,594
------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT CLASS +:
    Shares Issued                                          --           --           63           34          --          --
    In Lieu of Cash Distributions                          --           --            1            7          --          --
    Shares Redeemed                                        --           --           --           (4)         --          --
------------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Investment
       Class Shares Outstanding                            --           --           64           37          --          --
==============================================================================================================================

+ The Special Purpose Fixed Income Portfolio began offering Investment Class shares on April 10, 1996.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                            INTER-
                                                           PA                     GLOBAL                    NATIONAL
                                                           MUNICIPAL              FIXED INCOME              FIXED INCOME
                                                           PORTFOLIO              PORTFOLIO                 PORTFOLIO
                                                       -------------------------------------------------------------------------
                                                          Year Ended               Year Ended               Year Ended
                                                        September 30,            September 30,             September 30,
                                                       ----------------         ----------------        ------------------
                (In Thousands)                        1996         1997         1996        1997         1996         1997
  ------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                             $   944     $  1,328     $  2,888     $ 4,355     $  8,012     $  7,708
   Realized Net Gain (Loss)                              555            8        2,936        (183)       4,561       (5,420)
   Change in Unrealized Appreciation
     (Depreciation)                                      208          797       (2,051)     (1,626)      (4,920)      (2,334)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
        Resulting from Operations                      1,707        2,133        3,773       2,546        7,653          (46)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11
   INSTITUTIONAL CLASS:
     Net Investment Income                              (934)      (1,330)      (3,105)     (4,111)     (10,889)      (5,327)
     Realized Net Gain                                    --           --         (186)     (1,137)      (1,028)      (3,700)
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                              (934)      (1,330)      (3,291)     (5,248)     (11,917)      (9,027)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                           13,003        7,972       27,692      14,273       70,949       44,423
     In Lieu of Cash Distributions                       838          888        3,129       4,700       11,131        8,576
     Redeemed                                         (1,860)     (10,690)     (19,168)     (6,060)     (62,561)     (34,311)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital
        Share Transactions                            11,981       (1,830)      11,653      12,913       19,519       18,688
------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                          12,754       (1,027)      12,135      10,211       15,255        9,615
NET ASSETS:
   Beginning of Period                                15,734       28,488       55,147      67,282      127,882      143,137
------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                     $28,488     $ 27,461     $ 67,282     $77,493     $143,137     $152,752
==============================================================================================================================

   Undistributed net investment income (loss)
     included in end of period net assets            $    22     $     20     $  2,358     $ 1,414     $  3,997     $   (372)
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                     1,154          698        2,557       1,308        6,561        4,363
     In Lieu of Cash Distributions                        74           77          291         439        1,054          817
     Shares Redeemed                                    (165)        (935)      (1,725)       (579)      (5,940)      (3,475)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares Outstanding         1,063         (160)       1,123       1,168        1,675        1,705
==============================================================================================================================


        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       INTERMEDIATE                                         MULTI-ASSET-
                                                       DURATION                    BALANCED                 CLASS
                                                       PORTFOLIO                   PORTFOLIO                PORTFOLIO
                                                    --------------------------------------------------------------------------
                                                       Year Ended                 Year Ended                Year Ended
                                                      September 30,             September 30,              September 30,
                                                    -----------------         ------------------        ------------------
              (In Thousands)                        1996         1997         1996          1997         1996         1997
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
   Net Investment Income                          $    862     $  2,639     $  13,041     $ 12,032     $  5,405     $  4,632
   Realized Net Gain (Loss)                            489          681        30,074       45,178       12,244       18,881
   Change in Unrealized Appreciation
     (Depreciation)                                   (424)         680        (2,265)      24,679        1,249       11,636
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
        Assets Resulting from Operations               927        4,000        40,850       81,889       18,898       35,149
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:--Note A11
   INSTITUTIONAL CLASS:
     Net Investment Income                          (1,050)      (1,772)      (12,942)     (12,124)      (4,740)      (5,893)
     Realized Net Gain                                (697)        (349)      (11,250)     (30,896)      (1,968)     (11,866)
   INVESTMENT CLASS +:
     Net Investment Income                              --           --            --          (26)         (27)        (143)
     Realized Net Gain                                  --           --            --           --           --         (275)
   ADVISER CLASS ++:
     Net Investment Income                              --           --            --         (416)          --           --
     Realized Net Gain                                  --           --            --       (1,236)          --           --
------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                          (1,747)      (2,121)      (24,192)     (44,698)      (6,735)     (18,177)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
   INSTITUTIONAL CLASS:
     Issued                                         21,694       73,710        40,647       43,464       76,136       75,946
     In Lieu of Cash Distributions                   1,746          930        24,119       42,958        6,226       16,451
     Redeemed                                      (29,840)     (16,417)     (115,186)     (79,189)     (61,779)     (65,247)
   INVESTMENT CLASS +:
     Issued                                             --           --            --        3,910        3,020        1,103
     In Lieu of Cash Distributions                      --           --            --           26           27          418
     Redeemed                                           --           --            --         (460)          --          (45)
   ADVISER CLASS ++:
     Issued                                             --           --            --       26,300           --           --
     In Lieu of Cash Distributions                      --           --            --        1,653           --           --
     Redeemed                                           --           --            --       (2,128)          --           --
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Capital
        Share Transactions                          (6,400)      58,223       (50,420)      36,534       23,630       28,626
------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                        (7,220)      60,102       (33,762)      73,725       35,793       45,598
NET ASSETS:
   Beginning of Period                              19,237       12,017       334,630      300,868       96,839      132,632
------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                  $ 12,017     $ 72,119     $ 300,868     $374,593     $132,632     $178,230
------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income
     (loss) included in end of period net
     assets                                       $    295     $  1,188     $   4,707     $  3,747     $  3,042     $  1,202
------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
   INSTITUTIONAL CLASS:
     Shares Issued                                   2,133        7,235         3,040        3,110        6,609        6,059
     In Lieu of Cash Distributions                     171           91         1,858        3,271          541        1,403
     Shares Redeemed                                (2,936)      (1,612)       (8,744)      (5,724)      (5,135)      (5,319)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Institutional Class Shares
        Outstanding                                   (632)       5,714        (3,846)         657        2,015        2,143
------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT CLASS +:
     Shares Issued                                      --           --            --          287          248           90
     In Lieu of Cash Distributions                      --           --            --            2            2           36
     Shares Redeemed                                    --           --            --          (31)          --           (4)
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in
        Investment Class Shares Outstanding             --           --            --          258          250          122
------------------------------------------------------------------------------------------------------------------------------
   ADVISER CLASS ++:
     Shares Issued                                      --           --            --        1,812           --           --
     In Lieu of Cash Distributions                      --           --            --          126           --           --
     Shares Redeemed                                    --           --            --         (149)          --           --
------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Adviser
        Class Shares Outstanding                        --           --            --        1,789           --           --
------------------------------------------------------------------------------------------------------------------------------

 + The Multi-Asset-Class and Balanced Portfolios began offering Investment Class shares on June 10, 1996 and April 4, 1997, respectively.
++ The Balanced Portfolio began offering Adviser Class shares on November 1,
1996.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !

                                                                                  Institutional Class
                                                        ----------------------------------------------------------------------
                                                                                Year Ended September 30,
VALUE PORTFOLIO                                             --------------------------------------------------------------
                                                            1993         1994           1995           1996         1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  12.67     $  12.76     $    12.63     $    14.89     $    15.61
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                    0.30         0.30           0.31           0.30           0.34
   Net Realized and Unrealized Gain (Loss) on
     Investments                                            1.92         0.59           3.34           2.20           5.75
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                            2.22         0.89           3.65           2.50           6.09
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (0.31)       (0.29)         (0.31)         (0.32)         (0.30)
   Realized Net Gain                                       (1.82)       (0.73)         (1.08)         (1.46)         (1.03)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        (2.13)       (1.02)         (1.39)         (1.78)         (1.33)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $  12.76     $  12.63     $    14.89     $    15.61     $    20.37
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                              19.67%        7.45%         32.58%         18.41%         41.25%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                $762,175     $981,337     $1,271,586     $1,844,740     $3,542,772
   Ratio of Expenses to Average Net Assets (1)             0.59%        0.61%          0.60%          0.61%          0.62%
   Ratio of Net Investment Income to Average Net
     Assets                                                2.48%        2.40%          2.43%          2.07%          1.93%
   Portfolio Turnover Rate                                   43%          54%            56%            53%            46%
   Average Commission Rate ###                               N/A          N/A            N/A     $   0.0572     $   0.0577
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
   EXPENSES TO AVERAGE NET ASSETS:
   Ratio Including Expense Offsets                           N/A          N/A          0.60%          0.60%          0.61%
------------------------------------------------------------------------------------------------------------------------------

                                                          Investment Class                             Adviser Class
                                              --------------------------------------------------------------------------------
                                                     May 6,               Year                 July 17,               Year
                                                  1996** to              Ended               1996*** to              Ended
                                              September 30,      September 30,            September 30,      September 30,
                                                       1996             1997!!                     1996             1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                             $ 14.97            $ 15.60                  $ 14.11            $ 15.61
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                               0.12               0.31                     0.01               0.30
   Net Realized and Unrealized Gain
     (Loss) on Investments                             0.59               5.75                     1.49               5.74
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       0.71               6.06                     1.50               6.04
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                              (0.08)             (0.27)                      --              (0.27)
   Realized Net Gain                                     --              (1.03)                      --              (1.03)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   (0.08)             (1.30)                      --              (1.30)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 15.60            $ 20.36                  $ 15.61            $ 20.35
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          4.78%             41.01%                   10.63%             40.87%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period
     (Thousands)                                    $ 9,244            $29,847                  $15,493           $201,253
   Ratio of Expenses to Average Net
     Assets (2)                                       0.76%*             0.80%                    0.86%*             0.90%
   Ratio of Net Investment Income
     to Average Net Assets                            2.05%*             1.75%                    1.66%*             1.63%
   Portfolio Turnover Rate                              53%                46%                      53%                46%
   Average Commission Rate ###                      $0.0572            $0.0577                  $0.0572           $ 0.0577
------------------------------------------------------------------------------------------------------------------------------
   (2) SUPPLEMENTAL INFORMATION ON
   THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
   Reduction in Ratio due to
     Expense Reimbursement/Waiver                       N/A              0.09%                      N/A                N/A
   Ratio Including Expense Offsets                    0.75%*             0.79%                    0.85%*             0.89%
------------------------------------------------------------------------------------------------------------------------------
                                                                                         -
*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
!!   Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !

                                                                                  Institutional Class
                                                      ------------------------------------------------------------------------
                                                                                Year Ended September 30,
EQUITY PORTFOLIO                                          ----------------------------------------------------------------
                                                          1993           1994           1995           1996           1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   22.04      $   22.82      $   21.05      $   24.43      $   25.67
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                  0.41           0.44           0.52           0.50           0.36
   Net Realized and Unrealized Gain (Loss)
     on Investments                                       1.95           0.41           4.55           3.26           8.22
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                          2.36           0.85           5.07           3.76           8.58
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                 (0.43)         (0.41)         (0.52)         (0.50)         (0.40)
   Realized Net Gain                                     (1.15)         (2.21)         (1.17)         (2.02)         (4.40)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      (1.58)         (2.62)         (1.69)         (2.52)         (4.80)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  22.82       $  21.05       $  24.43       $  25.67       $  29.45
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            11.05%          4.11%         26.15%         16.48%         38.46%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)            $1,098,003     $1,193,017     $1,597,632     $1,442,261     $1,312,547
   Ratio of Expenses to Average Net Assets
     (1)                                                 0.59%          0.60%          0.61%          0.60%          0.60%
   Ratio of Net Investment Income to Average
     Net Assets                                          1.86%          2.10%          2.39%          1.95%          1.30%
   Portfolio Turnover Rate                                 51%            41%            67%            67%            85%
   Average Commission Rate ###                             N/A            N/A            N/A     $   0.0557     $   0.0294
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO
   OF EXPENSES TO AVERAGE NET ASSETS:
   Ratio Including Expense Offsets                         N/A            N/A          0.60%          0.60%          0.59%
------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Investment Class
                                                                                    ------------------------------------------
                                                                                        April 10,                     Year
                                                                                        1996** to                    Ended
                                                                                    September 30,            September 30,
                                                                                             1996                     1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $ 24.31                  $ 25.66
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                                     0.22                     0.34
   Net Realized and Unrealized Gain (Loss) on Investments                                    1.24                     8.17
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                             1.46                     8.51
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                                    (0.11)                   (0.35)
   Realized Net Gain                                                                           --                    (4.40)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                         (0.11)                   (4.75)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                            $ 25.66                  $ 29.42
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                6.02%                   38.12%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                                                   $  113                  $ 2,354
   Ratio of Expenses to Average Net Assets (2)                                              0.75%*                   0.80%
   Ratio of Net Investment Income to Average Net Assets                                     1.83%*                   1.12%
   Portfolio Turnover Rate                                                                    67%                      85%
   Average Commission Rate ###                                                            $0.0557                  $0.0294
------------------------------------------------------------------------------------------------------------------------------
   (2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET
   ASSETS:
   Reduction in Ratio due to Expense Reimbursement/Waiver                                     N/A                    1.28%
   Ratio Including Expense Offsets                                                          0.75%*                   0.80%
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Initial offering of Investment Class shares
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !

                                                                                    Institutional Class
                                                                --------------------------------------------------------------
                                                                                  Year Ended September 30,
SMALL CAP VALUE PORTFOLIO                                         --------------------------------------------------------
                                                                  1993         1994         1995         1996         1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 12.84      $ 17.55      $ 17.67      $ 18.28      $ 19.64
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                          0.18         0.16         0.19         0.18         0.15
   Net Realized and Unrealized Gain (Loss) on
     Investments                                                  4.64         1.14         2.49         3.62         8.39
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  4.82         1.30         2.68         3.80         8.54
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                         (0.11)       (0.24)       (0.14)       (0.20)       (0.11)
   Realized Net Gain                                                --        (0.94)       (1.93)       (2.24)       (3.10)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (0.11)       (1.18)       (2.07)       (2.44)       (3.21)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 17.55      $ 17.67      $ 18.28      $ 19.64      $ 24.97
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    37.72%        8.04%       18.39%       24.00%       49.81%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                      $175,029     $308,156     $430,368     $585,457     $897,396
   Ratio of Expenses to Average Net Assets (1)                   0.88%        0.88%        0.87%        0.86%        0.86%
   Ratio of Net Investment Income to Average Net
     Assets                                                      1.33%        0.91%        1.20%        0.99%        0.70%
   Portfolio Turnover Rate                                         93%         162%         119%         145%         107%
   Average Commission Rate ###                                     N/A          N/A          N/A     $ 0.0498     $ 0.0480
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
   EXPENSES TO AVERAGE NET ASSETS:
   Ratio Including Expense Offsets                                 N/A          N/A        0.87%        0.86%        0.86%
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !

                                                                                   Institutional Class
                                                          --------------------------------------------------------------------
                                                                                 Year Ended September 30,
INTERNATIONAL EQUITY PORTFOLIO                                ------------------------------------------------------------
                                                              1993           1994           1995         1996       1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.03     $    13.18     $    14.52     $  12.51     $  13.24
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                      0.21           0.12           0.19         0.31         0.25
   Net Realized and Unrealized Gain (Loss) on
     Investments                                              2.14           1.63          (0.75)        0.77         2.71
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              2.35           1.75          (0.56)        1.08         2.96
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                     (0.20)         (0.16)            --        (0.29)       (0.26)
   Realized Net Gain                                            --          (0.25)         (1.35)       (0.06)       (0.27)
   In Excess of Realized Net Gain                               --             --          (0.10)          --           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                          (0.20)         (0.41)         (1.45)       (0.35)       (0.53)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $  13.18     $    14.52     $    12.51     $  13.24     $  15.67
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                21.64%         13.33%         (3.36%)       8.87%       23.16%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                  $891,675     $1,132,867     $1,160,986     $635,706     $649,755
   Ratio of Expenses to Average Net Assets (1)               0.66%          0.64%          0.70%        0.69%        0.66%
   Ratio of Net Investment Income to Average Net
     Assets                                                  1.23%          0.89%          1.90%        1.88%        1.81%
   Portfolio Turnover Rate                                     43%            69%           112%          78%          62%
   Average Commission Rate ###                                 N/A            N/A            N/A     $ 0.0093     $ 0.0035
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
   EXPENSES TO AVERAGE NET ASSETS:
   Ratio Including Expense Offsets                             N/A            N/A          0.66%        0.65%        0.63%
------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Investment Class
                                                                                          ------------------------------------
                                                                                              April 10,               Year
                                                                                              1996** to              Ended
                                                                                          September 30,      September 30,
                                                                                                   1996             1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 13.02            $ 13.23
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                                           0.09               0.23
   Net Realized and Unrealized Gain (Loss) on Investments                                          0.12               2.69
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                   0.21               2.92
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                                                             --              (0.25)
   Realized Net Gain                                                                                 --              (0.27)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                  --              (0.52)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $ 13.23            $ 15.63
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                      1.61%             22.85%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (Thousands)                                                         $  235             $  631
   Ratio of Expenses to Average Net Assets (2)                                                    0.81%*             0.89%
   Ratio of Net Investment Income to Average Net Assets                                           1.81%*             1.60%
   Portfolio Turnover Rate                                                                          78%                62%
   Average Commission Rate ###                                                                  $0.0093            $0.0035
------------------------------------------------------------------------------------------------------------------------------
   (2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET
   ASSETS:
   Reduction in Ratio due to Expense Reimbursement/Waiver                                           N/A              6.83%
   Ratio Including Expense Offsets                                                                0.77%*             0.86%
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Initial offering of Investment Class shares
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
!!   Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !

                                                                                       Institutional Class
                                                                    ----------------------------------------------------------
                                                                                     Year Ended September 30,
MID CAP GROWTH PORTFOLIO                                            ----------------------------------------------------------
                                                                     1993         1994         1995         1996         1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  14.51     $  18.56     $  16.29     $  18.60     $  20.53
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                     0.01         0.02         0.03         0.01        (0.01)
    Net Realized and Unrealized Gain (Loss) on Investments           4.80        (0.58)        4.21         4.70         4.75
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     4.81        (0.56)        4.24         4.71         4.74
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              --        (0.01)       (0.03)       (0.03)          --
    Realized Net Gain                                               (0.76)       (1.70)       (1.90)       (2.75)       (3.43)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (0.76)       (1.71)       (1.93)       (2.78)       (3.43)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $  18.56     $  16.29     $  18.60     $  20.53     $  21.84
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       33.92%       (3.28%)      30.56%       28.81%       28.05%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                        $309,459     $302,995     $373,547     $403,281     $446,963
    Ratio of Expenses to Average Net Assets (1)                     0.59%        0.60%        0.61%        0.60%        0.63%
    Ratio of Net Investment Income to Average Net Assets            0.07%        0.12%        0.21%        0.04%       (0.07%)
    Portfolio Turnover Rate                                           69%          55%         129%         141%         134%
    Average Commission Rate ###                                       N/A          N/A          N/A     $ 0.0491     $ 0.0514
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                   N/A          N/A        0.60%        0.60%        0.61%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Adviser Class
                                                                                                       -----------------------
                                                                                                               January 31,
                                                                                                                 1997** to
                                                                                                             September 30,
                                                                                                                      1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $ 17.04
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income (Loss)                                                                                     (0.02)
    Net Realized and Unrealized Gain (Loss) on Investments                                                            4.79
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                                      4.77
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                     $ 21.81
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                        27.99%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                                                          $ 1,200
    Ratio of Expenses to Average Net Assets (2)                                                                      0.88%*
    Ratio of Net Investment Income to Average Net Assets                                                            (0.41%)*
    Portfolio Turnover Rate                                                                                           134%
    Average Commission Rate ###                                                                                    $0.0514
------------------------------------------------------------------------------------------------------------------------------
   (2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                                                                  0.86%*
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Initial offering of Adviser Class shares
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

                                                                                          Institutional Class
                                                                   -----------------------------------------------------------
                                                                    December 30,
                                                                       1994** to                Year Ended September 30,
                                                                   September 30,               ---------------------------
MID CAP VALUE PORTFOLIO                                                     1995                 1996               1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 10.00              $ 13.45             $  14.49
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                   0.55T                0.11                 0.05
    Net Realized and Unrealized Gain (Loss) on Investments                  2.90                 2.52                 8.37
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                            3.45                 2.63                 8.42
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                     --                (0.55)               (0.10)
    Realized Net Gain                                                         --                (1.04)               (1.01)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                           --                (1.59)               (1.11)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $ 13.45              $ 14.49             $  21.80
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              34.50%               22.30%               61.40%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                $ 4,507              $50,449             $220,260
    Ratio of Expenses to Average Net Assets (1)                            0.93%*               0.88%                0.90%
    Ratio of Net Investment Income to Average Net Assets                  10.13%*T              1.61%                0.28%
    Portfolio Turnover Rate                                                 639%T                377%                 184%
    Average Commission Rate ###                                              N/A              $0.0462             $ 0.0467
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                 2.13%*               0.18%                0.02%
    Ratio Including Expense Offsets                                        0.88%*               0.88%                0.88%
------------------------------------------------------------------------------------------------------------------------------
**   Commencement of Operations
T    Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.

                                                                                                    Investment Class
                                                                                      ----------------------------------------
                                                                                            May 10,                   Year
                                                                                         1996*** to                  Ended
                                                                                      September 30,          September 30,
                                                                                               1996                 1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $ 13.77                $ 14.48
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                                      0.04                   0.01
    Net Realized and Unrealized Gain (Loss) on Investments                                     0.67                   8.36
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                               0.71                   8.37
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                        --                  (0.09)
    Realized Net Gain                                                                            --                  (1.01)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                              --                  (1.10)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                              $ 14.48                $ 21.75
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                  5.16%                 61.05%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                                    $  127                $ 1,238
    Ratio of Expenses to Average Net Assets (2)                                               1.03%*                 1.09%
    Ratio of Net Investment Income to Average Net Assets                                      0.86%*                 0.04%
    Portfolio Turnover Rate                                                                    377%                   184%
    Average Commission Rate ###                                                             $0.0462                $0.0467
------------------------------------------------------------------------------------------------------------------------------
   (2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                                    0.14%*                 4.60%
    Ratio Including Expense Offsets                                                           1.03%*                 1.07%
------------------------------------------------------------------------------------------------------------------------------
***  Initial offering of Investment Class shares
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.
!!   Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

                                                                                            INSTITUTIONAL CLASS
                                                                           ---------------------------------------------------
                                                                            February 28,
                                                                               1995** to
                                                                               September          Year Ended September 30,
                                                                                     30,          ------------------------
EMERGING MARKETS PORTFOLIO                                                          1995             1996             1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00          $ 11.63          $ 11.52
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                           0.10             0.19             0.16
    Net Realized and Unrealized Gain (Loss) on Investments                          1.53             0.45             1.73
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                    1.63             0.64             1.89
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                             --            (0.17)           (0.20)
    Realized Net Gain                                                                 --            (0.58)           (0.80)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   --            (0.75)           (1.00)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $ 11.63          $ 11.52          $ 12.41
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                      16.30%            6.21%           18.08%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                        $42,459          $32,984          $22,808
    Ratio of Expenses to Average Net Assets (1)                                    1.18%*           1.18%            1.18%
    Ratio of Net Investment Income to Average Net Assets                           2.04%*           1.62%            1.30%
    Portfolio Turnover Rate                                                          63%             108%              64%
    Average Commission Rate ###                                                      N/A          $0.0014          $0.0019
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE
       NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                         0.29%*           0.11%            0.10%
    Ratio Including Expense Offsets                                                1.18%*           1.18%              N/A
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Commencement of Operations.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !

                                                                                    Institutional Class
                                                         --------------------------------------------------------------------
                                                                                  Year Ended September 30,
FIXED INCOME PORTFOLIO                                   --------------------------------------------------------------------
                                                             1993           1994           1995           1996         1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.67     $    12.86     $    10.93     $    11.82     $    11.83
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                    0.88           0.77           0.80           0.78           0.80
    Net Realized and Unrealized Gain (Loss) on
      Investments                                            0.75          (1.28)          0.69           0.08           0.50
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                             1.63          (0.51)          1.49           0.86           1.30
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                   (0.83)         (0.82)         (0.60)         (0.79)         (0.78)
    Realized Net Gain                                       (0.61)         (0.47)            --          (0.06)         (0.13)
    In Excess of Realized Net Gain                             --          (0.13)            --             --             --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                         (1.44)         (1.42)         (0.60)         (0.85)         (0.91)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  12.86     $    10.93     $    11.82     $    11.83     $    12.22
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               14.26%         (4.43%)        14.19%          7.63%         11.47%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                $909,738     $1,194,957     $1,487,409     $1,790,146     $3,219,987
    Ratio of Expenses to Average Net Assets (1)             0.47%          0.49%          0.49%          0.48%          0.49%
    Ratio of Net Investment Income to Average Net
      Assets                                                7.06%          6.79%          7.28%          6.77%          6.73%
    Portfolio Turnover Rate                                  144%           100%           140%           162%           179%
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
   EXPENSES TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                           N/A            N/A          0.48%          0.48%          0.48%
------------------------------------------------------------------------------------------------------------------------------

                                                                            Investment Class                 Adviser Class
                                                                            --------------------------------------------------
                                                                                October 15,                    November 7,
                                                                                  1996** to                     1996*** to
                                                                              September 30,                  September 30,
                                                                                     1997!!                         1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $ 11.80                        $ 12.04
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                              0.75                           0.70
    Net Realized and Unrealized Gain (Loss) on Investments                             0.40                           0.20
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                       1.15                           0.90
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                             (0.60)                         (0.59)
    Realized Net Gain                                                                 (0.13)                         (0.13)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   (0.73)                         (0.72)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                      $ 12.22                        $ 12.22
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                         10.07%                          7.79%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                           $ 9,527                        $76,683
    Ratio of Expenses to Average Net Assets (2)                                       0.66%*                         0.77%*
    Ratio of Net Investment Income to Average Net Assets                              6.57%*                         6.50%*
    Portfolio Turnover Rate                                                            179%                           179%
------------------------------------------------------------------------------------------------------------------------------
   (2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE
   NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                            0.12%*                         0.01%*
    Ratio Including Expense Offsets                                                   0.65%*                         0.76%*
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Initial offering of Investment Class shares
***  Initial offering of Adviser Class shares
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
!!   Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !

                                                                                Institutional Class
                                                       -----------------------------------------------------------------------
                                                                              Year Ended September 30,
                                                       -----------------------------------------------------------------------
DOMESTIC FIXED INCOME PORTFOLIO                           1993           1994           1995           1996           1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 11.80        $ 11.99         $ 9.87        $ 11.03        $ 10.89
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                 0.84           0.94           0.52           0.56           0.74
    Net Realized and Unrealized Gain (Loss)
      on Investments                                      0.66          (1.23)          0.87          (0.09)          0.33
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                          1.50          (0.29)          1.39           0.47           1.07
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                (0.78)         (0.95)         (0.23)         (0.57)         (0.67)
    Realized Net Gain                                    (0.53)         (0.73)            --             --          (0.02)
    In Excess of Realized Net Gain                          --          (0.15)            --          (0.04)            --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      (1.31)         (1.83)         (0.23)         (0.61)         (0.69)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 11.99        $  9.87        $ 11.03        $ 10.89        $ 11.27
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                            14.08%         (2.87%)        14.33%          4.41%         10.20%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)              $90,350        $36,521        $36,147        $95,362        $96,954
    Ratio of Expenses to Average Net Assets
      (1)                                                0.50%          0.50%          0.51%          0.52%          0.51%
    Ratio of Net Investment Income to
      Average Net Assets                                 7.15%          7.65%          6.80%          5.73%          6.48%
    Portfolio Turnover Rate                                96%            78%           313%           168%           217%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                 N/A          0.03%          0.09%          0.01%          0.01%
    Ratio Including Expense Offsets                        N/A            N/A          0.50%          0.50%          0.50%
------------------------------------------------------------------------------------------------------------------------------

!   Reflects a 2.5 for 1 share split effective August 13, 1993.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !

                                                                          ----------------------------------------------------
HIGH YIELD PORTFOLIO
                                                                                             Institutional Class
                                                                          ----------------------------------------------------
                                                                                           Year Ended September 30,
                                                                           -----------------------------------------------
                                                                  1993         1994         1995         1996       1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  8.58     $   9.49     $   8.97     $   9.08     $   9.32
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                         0.73         0.75         0.90         0.88         0.86
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 0.90        (0.42)        0.19         0.28         0.87
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  1.63         0.33         1.09         1.16         1.73
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (0.72)       (0.69)       (0.85)       (0.92)       (0.87)
    Realized Net Gain                                               --        (0.16)       (0.08)          --        (0.03)
    In Excess of Realized Net Gain                                  --           --        (0.05)          --           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (0.72)       (0.85)       (0.98)       (0.92)       (0.90)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  9.49     $   8.97     $   9.08     $   9.32     $  10.15
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    20.12%        3.57%       13.58%       13.83%       19.90%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                      $50,396     $182,969     $220,785     $289,810     $523,899
    Ratio of Expenses to Average Net Assets (1)                  0.53%        0.50%        0.50%        0.49%        0.51%
    Ratio of Net Investment Income to Average Net Assets         8.94%        9.01%       10.68%       10.04%        9.05%
    Portfolio Turnover Rate                                        99%         112%          96%         115%          96%
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
   TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                       0.09%          N/A          N/A          N/A          N/A
    Ratio Including Expense Offsets                                N/A          N/A        0.49%        0.48%        0.50%
------------------------------------------------------------------------------------------------------------------------------

                                                                                  Investment Class              Adviser Class
                                                                       -------------------------------------------------------
                                                                             May 21,               Year          January 31,
                                                                           1996** to              Ended           1997*** to
                                                                       September 30,      September 30,        September 30,
                                                                                1996             1997!!               1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 9.06             $ 9.31               $ 9.39
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                       0.31               0.84                 0.56
    Net Realized and Unrealized Gain (Loss) on Investments                      0.16               0.88                 0.59
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                0.47               1.72                 1.15
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                      (0.22)             (0.84)               (0.39)
    Realized Net Gain                                                             --              (0.03)                  --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            (0.22)             (0.87)               (0.39)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $ 9.31            $ 10.16               $10.15
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   5.34%             19.77%               12.63%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                     $5,139            $10,916              $ 4,327
    Ratio of Expenses to Average Net Assets (2)                                0.62%*             0.70%                0.78%*
    Ratio of Net Investment Income to Average Net Assets                      11.06%*             8.84%                8.68%*
    Portfolio Turnover Rate                                                     115%                96%                  96%
------------------------------------------------------------------------------------------------------------------------------
   (2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                       N/A              0.22%                  N/A
    Ratio Including Expense Offsets                                            0.61%*             0.69%                0.76%*
------------------------------------------------------------------------------------------------------------------------------
                                                                                                            -
*    Annualized
**   Initial offering of Investment Class shares.
***  Initial offering of Adviser Class shares.
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
!!   Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !

                                                                                                Institutional Class
                                                                              ----------------------------------------------------
                                                                                             Year Ended September 30,
CASH RESERVES PORTFOLIO                                                        -------------------------------------------
                                                                      1993        1994        1995        1996        1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                            0.028       0.034       0.055       0.052       0.052
    Net Realized and Unrealized Gain (Loss) on Investments              --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     0.028       0.034       0.055       0.052       0.052
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                           (0.028)     (0.034)     (0.055)     (0.052)     (0.052)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         2.81%       3.40%       5.57%       5.35%       5.32%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                          $10,717     $37,933     $44,624     $78,497     $98,464
    Ratio of Expenses to Average Net Assets (1)                      0.32%       0.32%       0.33%       0.33%       0.33%
    Ratio of Net Investment Income to Average Net Assets             2.78%       3.70%       5.45%       5.19%       5.20%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction of Ratio due to Expense Reimbursement/Waiver           0.24%       0.14%       0.11%       0.09%       0.07%
    Ratio Including Expense Offsets                                    N/A         N/A       0.32%       0.32%       0.32%
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.

                                                                                              Institutional Class
                                                                          --------------------------------------------------------
                                                                                           Year Ended September 30,
FIXED INCOME PORTFOLIO II                                                  -----------------------------------------------
                                                                  1993         1994         1995         1996         1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 11.67     $  11.97     $  10.42     $  11.33     $  11.23
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                         0.69         0.63         0.71         0.70         0.74
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 0.77        (1.16)        0.71        (0.03)        0.39
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  1.46        (0.53)        1.42         0.67         1.13
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (0.61)       (0.67)       (0.51)       (0.66)       (0.79)
    Realized Net Gain                                            (0.55)       (0.21)          --        (0.08)       (0.11)
    In Excess of Realized Net Gain                                  --        (0.14)          --        (0.03)          --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (1.16)       (1.02)       (0.51)       (0.77)       (0.90)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 11.97     $  10.42     $  11.33     $  11.23     $  11.46
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    13.53%       (4.76%)      14.13%        6.12%       10.58%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                      $94,836     $129,902     $176,945     $191,740     $226,662
    Ratio of Expenses to Average Net Assets (1)                  0.51%        0.51%        0.51%        0.50%        0.50%
    Ratio of Net Investment Income to Average Net Assets         6.17%        6.07%        6.75%        6.06%        6.54%
    Portfolio Turnover Rate                                       101%         137%         153%         165%         182%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                N/A          N/A        0.49%        0.49%        0.49%
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !

                                                                                           Institutional Class
                                                                                         Year Ended September 30,
MORTGAGE-BACKED SECURITIES PORTFOLIO                                          --------------------------------------------
                                                                     1993         1994        1995        1996        1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 10.44     $  10.95     $  9.95     $ 10.49     $ 10.42
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                            0.63         0.52        0.72        0.68        0.91
    Net Realized and Unrealized Gain (Loss) on Investments           0.48        (0.83)       0.47       (0.07)       0.16
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     1.11        (0.31)       1.19        0.61        1.07
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                           (0.60)       (0.45)      (0.65)      (0.68)      (0.73)
    Realized Net Gain                                                  --        (0.21)         --          --          --
    In Excess of Realized Net Gain                                     --        (0.03)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 (0.60)       (0.69)      (0.65)      (0.68)      (0.73)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $ 10.95     $   9.95     $ 10.49     $ 10.42     $ 10.76
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       11.03%       (2.95%)     12.52%       6.10%      10.70%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                         $50,249     $119,518     $49,766     $50,925     $38,085
    Ratio of Expenses to Average Net Assets (1)                     0.50%        0.50%       0.50%       0.50%       0.50%
    Ratio of Net Investment Income to Average Net Assets            6.92%        5.30%       6.35%       6.46%       7.79%
    Portfolio Turnover Rate                                           93%         220%        107%        116%        164%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver          0.06%        0.01%       0.01%       0.04%       0.04%
    Ratio Including Expense Offsets                                   N/A          N/A       0.50%       0.50%       0.50%
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.

                                                                                         Institutional Class
                                                                                       Year Ended September 30,
LIMITED DURATION PORTFOLIO                                                ------------------------------------------------
                                                                  1993         1994         1995         1996         1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.58     $  10.72     $  10.19     $  10.41     $  10.38
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                         0.32         0.56         0.56         0.58         0.62
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 0.22        (0.52)        0.22        (0.03)        0.08
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  0.54         0.04         0.78         0.55         0.70
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (0.32)       (0.51)       (0.55)       (0.58)       (0.59)
    Realized Net Gain                                            (0.08)       (0.04)          --           --           --
    In Excess of Realized Net Gain                                  --        (0.02)       (0.01)          --           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (0.40)       (0.57)       (0.56)       (0.58)       (0.59)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  10.72     $  10.19     $  10.41     $  10.38     $  10.49
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     5.33%        0.40%        7.95%        5.47%        6.98%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                     $128,991     $ 62,775     $100,186     $123,227     $155,570
    Ratio of Expenses to Average Net Assets (1)                  0.42%        0.41%        0.43%        0.43%        0.43%
    Ratio of Net Investment Income to Average Net Assets         3.92%        4.16%        5.96%        5.65%        6.15%
    Portfolio Turnover Rate                                       217%         192%         119%         174%         130%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
    AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                       0.03%          N/A        0.02%          N/A        0.00%#
    Ratio Including Expense Offsets                                N/A          N/A        0.42%        0.42%        0.42%
------------------------------------------------------------------------------------------------------------------------------
!    Reflects a 2.5 for 1 share split effective August 13, 1993.
#    Amount is less than 0.01%.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !

                                                                                        Institutional Class
                                                                                      Year Ended September 30,
SPECIAL PURPOSE FIXED INCOME PORTFOLIO                           -------------------------------------------------------------
                                                                  1993         1994         1995         1996       1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  12.72     $  13.40     $  11.52     $  12.53     $  12.26
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                         0.88         0.80         0.91         0.83         0.85
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 0.92        (1.28)        0.75         0.08         0.52
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  1.80        (0.48)        1.66         0.91         1.37
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (0.82)       (0.78)       (0.65)       (0.88)       (0.87)
    Realized Net Gain                                            (0.30)       (0.53)          --        (0.30)       (0.18)
    In Excess of Realized Net Gain                                  --        (0.09)          --           --           --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (1.12)       (1.40)       (0.65)       (1.18)       (1.05)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  13.40     $  11.52     $  12.53     $  12.26     $  12.58
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    15.19%       (4.00%)      14.97%        7.74%       11.78%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                     $300,185     $384,731     $390,258     $447,646     $492,784
    Ratio of Expenses to Average Net Assets (1)                  0.48%        0.50%        0.49%        0.49%        0.49%
    Ratio of Net Investment Income to Average Net Assets         6.84%        6.66%        7.33%        6.75%        6.88%
    Portfolio Turnover Rate                                       124%         100%         143%         151%         198%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
 AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                N/A          N/A        0.48%        0.49%        0.48%
------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Investment Class
                                                                                          ------------------------------------
                                                                                              April 10,               Year
                                                                                              1996** to              Ended
                                                                                          September 30,      September 30,
                                                                                                   1996             1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $11.89             $12.24
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                                          0.27               0.82
    Net Realized and Unrealized Gain (Loss) on Investments                                         0.23               0.53
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                   0.50               1.35
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                         (0.15)             (0.85)
    Realized Net Gain                                                                                --              (0.18)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                               (0.15)             (1.03)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                   $12.24             $12.56
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                      4.25%             11.62%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                                         $ 782             $1,261
    Ratio of Expenses to Average Net Assets (2)                                                   0.63%*             0.67%
    Ratio of Net Investment Income to Average Net Assets                                          6.32%*             6.72%
   Portfolio Turnover Rate                                                                         151%               198%
------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET
    ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                                          N/A              2.43%
    Ratio Including Expense Offsets                                                               0.63%*             0.66%
------------------------------------------------------------------------------------------------------------------------------
   * Annualized
  ** Initial Offering of Investment Class Shares.
    ------------------------------------------------------------------------------------------------------------------------------
   ! Reflects a 2.5 for 1 share split effective August 13, 1993.
  !! Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                For a Share Outstanding Throughout Each Period !

                                                                                                    Institutional Class
MUNICIPAL PORTFOLIO
                                                                October 1,
                                                                 1992** to
                                                             September 30,                        Year Ended September 30,
                                                                      1993              ----------------------------------
                                                                                  1994        1995        1996        1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 10.00     $ 11.15     $ 10.04     $ 10.75     $ 11.23
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.37        0.51        0.59        0.51        0.53
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                     1.04       (1.01)       0.71        0.49        0.40
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      1.41       (0.50)       1.30        1.00        0.93
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.26)      (0.54)      (0.59)      (0.52)      (0.52)
    In Excess of Net Investment Income                                  --       (0.07)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.26)      (0.61)      (0.59)      (0.52)      (0.52)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 11.15     $ 10.04     $ 10.75     $ 11.23     $ 11.64
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        14.20%      (4.64%)     13.37%       9.46%       8.47%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                          $26,914     $38,549     $36,040     $54,536     $75,120
    Ratio of Expenses to Average Net Assets (1)                      0.50%*      0.50%       0.50%       0.51%       0.51%
    Ratio of Net Investment Income to Average Net
      Assets                                                         4.65%*      4.98%       5.64%       4.66%       4.70%
    Portfolio Turnover Rate                                            66%         34%         58%         78%         54%
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
   EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                           0.20%*      0.06%       0.09%       0.09%       0.05%
    Ratio including Expense Offsets                                    N/A         N/A       0.50%       0.50%       0.50%
------------------------------------------------------------------------------------------------------------------------------
*    Annualized.
**   Commencement of Operations.
!    Reflects a 2.5 for 1 share split effective August 13, 1993.

                                                                                        Institutional Class
                                                                 -----------------------------------------------------------------
                                                                  October 1,
                                                                   1992** to               Year Ended September 30,
                                                               September 30,     -----------------------------------------
PA MUNICIPAL PORTFOLIO                                                  1993
                                                                                  1994        1995        1996        1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 10.00   $ 11.26     $ 10.13     $ 10.91     $ 11.37
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                               0.39      0.56        0.58        0.51        0.55
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                       1.17     (1.00)       0.77        0.46        0.34
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                        1.56     (0.44)       1.35        0.97        0.89
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                              (0.30)    (0.64)      (0.57)      (0.51)      (0.55)
    In Excess of Realized Net Gain                                        --     (0.05)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                    (0.30)    (0.69)      (0.57)      (0.51)      (0.55)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 11.26   $ 10.13     $ 10.91     $ 11.37     $ 11.71
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          15.81%    (4.08%)     13.74%       9.03%       8.01%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                            $15,633   $23,515     $15,734     $28,488     $27,461
    Ratio of Expenses to Average Net Assets (1)                        0.50%*    0.50%       0.50%       0.51%       0.51%
    Ratio of Net Investment Income to Average Net Assets               4.74%*    5.39%       5.56%       4.58%       4.74%
    Portfolio Turnover Rate                                              94%       69%         57%         51%         64%
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES
   TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                             0.25%*    0.09%       0.19%       0.15%       0.09%
    Ratio Including Expense Offsets                                      N/A       N/A         N/A       0.50%       0.50%
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Commencement of Operations.
!    Reflects a 2.5 for 1 share split effective August 13, 1993

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period

                                                                                                    Institutional Class

                                                                 April 30,                        Year Ended September 30,
                                                                 1993** to              ----------------------------------
                                                             September 30,                    1995                  1997!!
GLOBAL FIXED INCOME PORTFOLIO                                         1993
                                                                                                          1996
                                                                                  1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 10.00     $ 10.67     $ 10.20     $ 11.05     $ 11.01
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                             0.13        0.58        0.71        0.63        0.60
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                     0.61       (0.61)       0.81        0.09       (0.22)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                      0.74       (0.03)       1.52        0.72        0.38
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                            (0.07)      (0.41)      (0.67)      (0.71)      (0.59)
    Realized Net Gain                                                   --       (0.03)         --       (0.05)      (0.16)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.07)      (0.44)      (0.67)      (0.76)      (0.75)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $ 10.67     $ 10.20     $ 11.05     $ 11.01     $ 10.64
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         7.43%      (0.29%)     15.54%       6.83%       3.53%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                          $53,164     $43,066     $55,147     $67,282     $77,493
    Ratio of Expenses to Average Net Assets (1)                      0.58%*      0.57%       0.58%       0.60%       0.57%
    Ratio of Net Investment Income to Average Net
      Assets                                                         5.08%*      5.48%       6.34%       5.25%       5.65%
    Portfolio Turnover Rate                                            30%        117%        118%        133%        137%
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
   EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense
      Reimbursement/Waiver                                           0.18%*        N/A         N/A         N/A         N/A
    Ratio Including Expense Offsets                                    N/A         N/A       0.56%       0.58%       0.57%
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Commencement of Operations.
!!   Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

                                                                                               INSTITUTIONAL CLASS
                                                                               ---------------------------------------------------
                                                                          April 29,
                                                                          1994** to               Year Ended September 30,
                                                                      September 30,            ---------------------------
INTERNATIONAL FIXED INCOME PORTFOLIO                                           1994
                                                                                            1995         1996         1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 10.00      $ 10.05      $ 11.01      $ 10.77
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                      0.21         0.67         0.52         0.50
    Net Realized and Unrealized Gain (Loss) on Investments                    (0.11)        0.92         0.12        (0.44)
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               0.10         1.59         0.64         0.06
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                     (0.05)       (0.63)       (0.80)       (0.38)
    Realized Net Gain                                                            --           --        (0.08)       (0.26)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                           (0.05)       (0.63)       (0.88)       (0.64)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $ 10.05      $ 11.01      $ 10.77      $ 10.19
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  1.01%       16.36%        6.13%        0.44%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                   $66,879     $127,882     $143,137     $152,752
    Ratio of Expenses to Average Net Assets (1)                               0.60%*       0.54%        0.53%        0.53%
    Ratio of Net Investment Income to Average Net Assets                      5.83%*       6.35%        5.39%        5.27%
    Portfolio Turnover Rate                                                     31%         140%         124%         107%
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                    0.11%*         N/A          N/A          N/A
    Ratio Including Expense Offsets                                             N/A        0.54%        0.53%        0.53%
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Commencement of Operations.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

                                                                                                       Institutional Class
                                                                                         -----------------------------------------
                                                                                      October 3,
                                                                                       1994** to                Year Ended
                                                                                   September 30,             September 30,
INTERMEDIATE DURATION PORTFOLIO                                                             1995             -------------
                                                                                                            1996    1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $ 10.00         $ 10.68   $ 10.28
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                                   0.69            0.60      0.61
    Net Realized and Unrealized Gain (Loss) on Investments                                  0.42            0.03      0.27
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                            1.11            0.63      0.88
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                  (0.43)          (0.65)    (0.53)
    Realized Net Gain                                                                         --           (0.38)    (0.15)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        (0.43)          (1.03)    (0.68)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                           $ 10.68         $ 10.28   $ 10.48
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                              11.39%           6.27%     8.93%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                                $19,237         $12,017   $72,119
    Ratio of Expenses to Average Net Assets (1)                                            0.52%*          0.56%     0.55%
    Ratio of Net Investment Income to Average Net Assets                                   6.56%*          6.17%     5.93%
    Portfolio Turnover Rate                                                                 168%            251%      204%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                                0.08%*           0.13%     0.05%
    Ratio Including Expense Offsets                                                       0.52%*           0.52%     0.52%
------------------------------------------------------------------------------------------------------------------------------
*    Annualized
**   Commencement of Operations.
!!   Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period !

                                                                                             Institutional Class
                                                                        ==========================================================
                                                          December 31,
                                                             1992** to
                                                             September                            Year Ended September 30,
                                                                   30,                 -----------------------------------
BALANCED PORTFOLIO                                                1993
                                                                               1994         1995         1996         1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 11.06     $  11.84     $  11.28     $  13.06     $  13.81
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                         0.25         0.47         0.54         0.53         0.51
    Net Realized and Unrealized Gain (Loss) on
      Investments                                                 0.66        (0.45)        1.78         1.15         2.91
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  0.91         0.02         2.32         1.68         3.42
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                        (0.13)       (0.43)       (0.47)       (0.50)       (0.54)
    Realized Net Gain                                               --        (0.15)       (0.07)       (0.43)       (1.39)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (0.13)       (0.58)       (0.54)       (0.93)       (1.93)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 11.84     $  11.28     $  13.06     $  13.81     $  15.30
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     8.31%        0.19%       21.37%       13.47%       27.44%
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                     $291,762     $309,596     $334,630     $300,868     $343,284
    Ratio of Expenses to Average Net Assets (1)                  0.58%*       0.58%        0.58%        0.57%        0.58%
    Ratio of Net Investment Income to Average
      Net Assets                                                 3.99%*       4.06%        4.55%        3.85%        3.56%
    Portfolio Turnover Rate                                        62%          75%          95%         110%         145%
    Average Commission Rate ###                                    N/A          N/A          N/A     $ 0.0521     $ 0.0578
-------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF
    EXPENSES TO AVERAGE NET ASSETS:
    Ratio Including Expense Offsets                                N/A          N/A        0.57%        0.57%        0.56%
-------------------------------------------------------------------------------------------------------------------------
**   Commencement of Operations

                                                                                      Investment Class       Adviser Class
                                                                                           ---------------------------------------
                                                                                              April 4,         November 1,
                                                                                            1997*** to         1996**** to
                                                                                         September 30,       September 30,
                                                                                                  1997                1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                           $ 13.11             $ 14.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                                         0.30                0.42
    Net Realized and Unrealized Gain (Loss) on Investments                                        2.09                2.60
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                  2.39                3.02
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                        (0.20)              (0.38)
    Realized Net Gain                                                                               --               (1.39)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                              (0.20)              (1.77)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                 $ 15.30             $ 15.30
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                    18.40%              23.82%
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                                       $3,943            $ 27,366
    Ratio of Expenses to Average Net Assets (2)                                                  0.73%*              0.85%*
    Ratio of Net Investment Income to Average Net Assets                                         3.32%*              3.24%*
    Portfolio Turnover Rate                                                                       145%                145%
    Average Commission Rate ###                                                               $ 0.0578             $0.0578
-------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                                         N/A               0.03%*
    Ratio Including Expense Offsets                                                              0.70%*              0.84%*
-------------------------------------------------------------------------------------------------------------------------
***  Initial offering of Investment Class shares
**** Initial offering of Adviser Class shares
-------------------------------------------------------------------------------------------------------------------------
*    Annualized
!    Reflects a 2.5 for 1 split effective August 13, 1993.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

        The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a Share Outstanding Throughout Each Period

                                                                                                  Institutional Class
                                                                            July 29,
                                                                           1994** to
                                                                       September 30,                Year End September 30,
MULTI-ASSET-CLASS PORTFOLIO                                                     1994            --------------------------
                                                                                            1995         1996       1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 10.00      $ 9.97      $ 11.34      $ 12.28
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                       0.07        0.44         0.46         0.38
    Net Realized and Unrealized Gain (Loss) on Investments                     (0.10)       1.33         1.05         2.57
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (0.03)       1.77         1.51         2.95
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                         --       (0.40)       (0.42)       (0.51)
    Realized Net Gain                                                             --          --        (0.15)       (1.08)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                               --       (0.40)       (0.57)       (1.59)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $ 9.97     $ 11.34      $ 12.28      $ 13.64
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  (0.30%)     18.28%       13.75%       26.50%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                    $51,877     $96,839     $129,558     $173,155
    Ratio of Expenses to Average Net Assets (1)                                0.58%*      0.58%        0.58%        0.74%
    Ratio of Net Investment Income to Average Net Assets                       4.39%*      4.56%        3.82%        3.07%
    Portfolio Turnover Rate                                                      20%        112%         122%         141%
    Average Commission Rate ###                                                  N/A         N/A     $ 0.0225     $ 0.0114
------------------------------------------------------------------------------------------------------------------------------
   (1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
   AVERAGE NET ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                     0.26%*      0.14%        0.08%        0.08%
    Ratio Including Expense Offsets                                              N/A       0.58%        0.58%        0.74%
------------------------------------------------------------------------------------------------------------------------------

** Commencement of Operations

                                                                                                    Investment Class
                                                                                               June 10,               Year
                                                                                             1996*** to              Ended
                                                                                          September 30,      September 30,
                                                                                                   1996             1997!!
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 12.17            $ 12.27
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
    Net Investment Income                                                                          0.13               0.36
    Net Realized and Unrealized Gain (Loss) on Investments                                         0.08               2.57
------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                                                   0.21               2.93
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                         (0.11)             (0.49)
    Realized Net Gain                                                                                --              (1.08)
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                               (0.11)             (1.57)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $ 12.27            $ 13.63
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                      1.75%             26.32%
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
    Net Assets, End of Period (Thousands)                                                       $ 3,074            $ 5,075
    Ratio of Expenses to Average Net Assets (2)                                                   0.73%*             0.96%
    Ratio of Net Investment Income to Average Net Assets                                          3.68%*             2.85%
    Portfolio Turnover Rate                                                                        122%               141%
    Average Commission Rate ###                                                                 $0.0225            $0.0114
------------------------------------------------------------------------------------------------------------------------------
   (2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET
   ASSETS:
    Reduction in Ratio due to Expense Reimbursement/Waiver                                        0.08%*             0.55%
    Ratio Including Expense Offsets                                                               0.73%*             0.96%
------------------------------------------------------------------------------------------------------------------------------
***  Initial offering of Investment Class shares.
------------------------------------------------------------------------------------------------------------------------------
*    Annualized.
!!   Per share amount for the year ended September 30, 1997, are based on average shares outstanding.
###  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for security transactions on which commissions were charged.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MAS Funds (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 1997, the Fund was comprised of twenty-four active portfolios (each referred to as a "Portfolio"). The Fund may offer up to three different classes of shares for certain Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares.

The Fixed Income and Balanced Portfolios began offering Investment Class shares on October 15, 1996 and April 4, 1997, respectively. The Fixed Income and Balanced Portfolios began offering Adviser Class shares on November 7, 1996 and November 1, 1996, respectively, and the Mid Cap Growth and High Yield Portfolios each began offering Adviser Class shares on January 31, 1997. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution fees as described in Note D. The financial statements for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds, including municipal bonds, and other fixed income securities are valued using brokers' quotations or on the basis of prices, provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Securities in the Cash Reserves Portfolio, and other Portfolios' short term securities, are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

2. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

4. FUTURES: Futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

    Futures contracts may be used by each Portfolio, except the Cash Reserves Portfolio, in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the underlying securities.

    Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

5. SWAP AGREEMENTS: Each Portfolio, except the Cash Reserves Portfolio, may enter into swap agreements to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes swaps entered into by the Portfolios:

    Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

    Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of the default.

6. INTEREST RATE FLOOR AND CAP AGREEMENTS: Each Portfolio, except the Cash Reserves Portfolio, may hold or write interest rate floors or caps to protect itself against fluctuation in interest rates. When a Portfolio writes an interest rate floor, it agrees to make periodic interest payments to the holder of the interest rate floor based on a

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    notional principal amount to the extent that a specified interest index falls below a specified interest rate. When a Portfolio writes an interest rate cap, it agrees to make periodic interest payments to the holder of the interest rate cap based on a notional principal amount to the extent that a specified interest index rises above a specified interest rate. Any premium received by a Portfolio is recorded as a liability and is amortized to interest income over the term of the agreement. Any premium paid by a Portfolio is recorded as an asset and is accreted against interest income over the term of the agreement. Interest rate caps and floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic receipts or payments of interest, if any, are recorded in the interest income account on the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

    Because there is no organized market for these agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Entering into these agreements involves, to varying degrees, elements of interest rate and market risk in excess of the amount recognized in the Statement of Net Assets. Such risks involve the possibility that there may be no liquid market for these agreements and that there may be adverse changes in the interest rates or the index underlying these transactions. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received.

7. STRUCTURED INVESTMENTS: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

8. DELAYED DELIVERY COMMITMENTS: Each Portfolio, except the Cash Reserves Portfolio, may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash is maintained in an amount at least equal to these commitments.

9. PURCHASED OPTIONS: Certain Portfolios may purchase call and put options on their portfolio securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. A put option gives the purchaser, upon payment of a premium, the right to sell, and the writer the obligation to buy, the instrument at the exercise price. A Portfolio may purchase a put option to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. Possible losses

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    from purchased options cannot exceed the total amount invested.

10. FOREIGN EXCHANGE AND FORWARD CURRENCY CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Domestic Fixed Income, Cash Reserves, Mortgage-Backed Securities, and Limited Duration Portfolios) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

11. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are declared and paid quarterly except for the Municipal and PA Municipal Portfolios which are declared and paid monthly, Small Cap Value, International Equity, Mid Cap Growth, Mid Cap Value, and Emerging Markets Portfolios which are declared and paid annually, and Cash Reserves Portfolio which are declared daily and paid monthly. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses and permanent differences such as gain (loss) on in-kind redemptions (Note I), foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income
    (loss), undistributed realized net gain (loss) and paid in capital.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Securities classified as Value and Mid Cap Growth in the Equity, Balanced and Multi-Asset-Class Portfolios are those acquired on the basis of measures of value and growth, respectively, deemed appropriate by the Investment Adviser. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio pays Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 1997 the investment advisory fees of each of the Portfolios were:

                                   Voluntary Expense Limitations
                     Annual            at September 30, 1997
                   Investment   ------------------------------------
                    Advisory    Institutional   Investment   Adviser
    Portfolio         Fee           Class         Class       Class
-----------------  ----------   -------------   ----------   -------
Value                 0.500%           --%         0.80%       0.90%
Equity                0.500            --          0.80          --
Small Cap Value       0.750            --            --          --
International
  Equity              0.500            --            --          --
Mid Cap Growth        0.500            --            --          --
Mid Cap Value         0.750          0.88          1.10          --
Emerging Markets      0.750          1.18            --          --
Fixed Income          0.375            --            --          --
Domestic Fixed
  Income              0.375          0.50            --          --
High Yield            0.375            --          0.70          --
Cash Reserves         0.250          0.32            --          --
Fixed Income II       0.375            --            --          --
Mortgage-Backed
  Securities          0.375          0.50            --          --
Limited Duration      0.300          0.42            --        0.70
Special Purpose
  Fixed Income        0.375            --          0.68          --
Municipal             0.375          0.50            --          --
PA Municipal          0.375          0.50            --          --
Global Fixed
  Income              0.375            --            --          --
International
  Fixed Income        0.375            --            --          --
Intermediate
  Duration            0.375          0.52            --          --
Balanced              0.450            --            --          --
Multi-Asset-Class     0.650          0.78          1.05          --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MAS serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. Chase Global Funds Services Company ("CGFSC") serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MAS and receives compensation from MAS for these services. CGFSC also received additional class specific administration fees for the Investment Class shares and Adviser Class shares. For the year ended September 30, 1997, CGFSC earned $183,000 and $35,000 in class specific administration fees for the Investment Class shares and Adviser Class shares, respectively.

D. DISTRIBUTOR. MAS Funds Distribution, Inc. ("MASDI" or the "Distributor"), a wholly owned subsidiary of Morgan Stanley Asset Management Holdings, Inc., is the distributor for the Fund. MASDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services pursuant to separate Distribution Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing accounts. The Adviser Class of shares pays an annual service and distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is not a distribution fee and is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

directly to MASDI. The distribution fee may be retained by MASDI if an Adviser Class shareholder invests directly through MASDI. Usually the fees are paid by MASDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MAS Funds to the public.

E. CUSTODY. Morgan Stanley Trust Company (NY) ("MSTC"), an affiliate of the Fund, serves as custodian for certain of the Fund's assets held outside of the United States in accordance with a custodian agreement. MSTC is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

For the year ended September 30, 1997, the following Portfolios incurred custody fees and had amounts payable to MSTC at September 30, 1997:

                           MSTC             Custody
                       Custody Fees      Fees Payable
                         Incurred           to MSTC
                           (000)             (000)
                       -------------     -------------
International
  Equity                   $ 200              $37
Emerging Markets              79               14
Global Fixed Income           29                4
International Fixed
  Income                      43                4
Multi-Asset-Class             38                8

For the year ended September 30, 1997, the following Portfolios paid brokerage commissions to Morgan Stanley & Co. and Dean Witter Reynolds, Inc., affiliated broker/dealers:

                                  Brokerage
                                 Commissions
                                    (000)
                      ---------------------------------
                      Morgan Stanley      Dean Witter
                       & Co., Inc.       Reynolds, Inc.
                      --------------     --------------
Value                      $ --               $  8
Equity                       --                  6
Small Cap Value              --                 69
Mid Cap Growth                3                 --
Mid Cap Value                --                 35

F. TRUSTEES' FEES. The Fund pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Each eligible Trustee of the Fund who is not an officer or affiliated person, as defined under the Investment Company Act of 1940, as amended, participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total trustees fees incurred, for the year ended September 30, 1997 by the Portfolios were $216,000.

Expenses for the year ended September 30, 1997 include legal fees paid to Morgan, Lewis & Bockius, LLP in the amount of $272,000. A partner of that firm is secretary of the Fund.

G. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES: For the year ended September 30, 1997, purchases and sales of investment securities other than temporary cash investments were:

                                  (000)
                         ------------------------
       Portfolio          Purchases      Sales
-----------------------  -----------  -----------
Value                    $ 1,616,377  $ 1,106,356
Equity                     1,118,530    1,683,052
Small Cap Value              714,263      725,133
International Equity         366,382      406,834
Mid Cap Growth               502,727      558,738
Mid Cap Value                325,676      222,740
Emerging Markets              17,777       29,543
Fixed Income               5,629,767    4,224,703
Domestic Fixed Income        203,102      205,102
High Yield                   531,662      370,685
Cash Reserves                     --           --
Fixed Income II              365,702      554,522
Mortgage-Backed
  Securities                  85,554      107,285
Limited Duration             193,545      167,709
Special Purpose Fixed
  Income                     939,632      926,752
Municipal                     53,409       34,537
PA Municipal                  17,529       19,416
Global Fixed Income           94,915       85,923
International Fixed
  Income                     115,544      114,611
Intermediate Duration        143,494       85,450
Balanced                     472,737      467,823
Multi-Asset-Class            204,601      197,347

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. FEDERAL INCOME TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION): At September 30, 1997, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                        (000)
                   ------------------------------------------------
    Portfolio         Cost     Appreciation  Depreciation    Net
------------------ ----------  ------------  ------------  --------
Value              $3,260,174    $829,135      $(17,497)   $811,638
Equity              1,117,524     305,435        (6,546)    298,889
Small Cap Value       685,105     230,056       (13,614)    216,442
International
  Equity              563,965     143,862       (27,995)    115,867
Mid Cap Growth        411,096     128,711          (433)    128,278
Mid Cap Value         180,333      42,981        (1,349)     41,632
Emerging Markets       21,050       5,739        (3,717)      2,022
Fixed Income        3,955,761      63,846        (8,867)     54,979
Domestic Fixed
  Income              100,627       1,741          (290)      1,451
High Yield            508,850      31,555        (2,955)     28,600
Cash Reserves          98,515          --            --          --
Fixed Income II       227,854       4,629          (607)      4,022
Mortgage-Backed
  Securities           41,894       1,020          (254)        766
Limited Duration      153,511         711          (308)        403
Special Purpose
  Fixed Income        516,281      13,029        (1,527)     11,502
Municipal              72,030       4,920          (101)      4,819
PA Municipal           26,210       1,972            (9)      1,963
Global Fixed
  Income               77,132         867        (1,648)       (781)
International
  Fixed Income        151,970       1,721        (4,256)     (2,535)
Intermediate
  Duration             75,863         774           (82)        692
Balanced              384,114      55,213        (1,951)     53,262
Multi-Asset-Class     157,958      22,629        (2,661)     19,968

3. FORWARD FOREIGN CURRENCY CONTRACTS: Under the terms of the forward foreign currency contracts open at September 30, 1997, each Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated in the following table:

                                   (000)
     ------------------------------------------------------------------
                                                              Net
          Currency       In                                Unrealized
             to       Exchange   Settlement               Appreciation
Portfolio  Deliver      For         Date       Value     (Depreciation)
---------  -------    --------   ----------    -----     --------------
INTERNATIONAL EQUITY
Purchases
US$     15,599   JPY  1,869,120   11/20/97   US$ 15,600      US$    1
                                                          -----------
Sales
JPY  1,869,120   US$     16,500   11/20/97   US$ 15,600      US$  900
                                                          -----------
                                                    NET      US$  901
                                                          ===========
FIXED INCOME
Sales
DEM     53,230   US$     29,796    12/2/97   US$ 30,250      US$ (454)
                                                          ===========
HIGH YIELD
Sales
DEM      4,935   US$      2,815   10/17/97    US$ 2,796      US$   19
DEM      8,145            4,563   11/28/97        4,628           (65)
DEM      8,500            4,824   12/23/97        4,837           (13)
DEM        375              214   12/23/97          213             1
                                                          -----------
                                                             US$  (58)
                                                          ===========

                                   (000)
     ------------------------------------------------------------------
                                                              Net
          Currency       In                                Unrealized
             to       Exchange   Settlement               Appreciation
Portfolio  Deliver      For         Date       Value     (Depreciation)
---------  -------    --------   ----------    -----     --------------
FIXED INCOME II
Sales
DEM      3,575   US$      2,001    12/2/97    US$ 2,032      US$  (31)
                                                          ===========
SPECIAL PURPOSE FIXED INCOME
Sales
DEM      8,430   US$      4,719    12/2/97    US$ 4,791      US$  (72)
                                                          ===========
GLOBAL FIXED INCOME
Purchases
US$        630   ITL  1,105,768   10/20/97    US$   641      US$   11
         3,042   DEM      5,340   10/23/97        3,027           (15)
         6,475   DEM     11,430   10/23/97        6,479             4
           382   ESP     56,750   10/23/97          380            (2)
           863   AUD      1,170   10/27/97          849           (14)
         1,569   CAD      2,155   10/31/97        1,562            (7)
         1,122   GBP        690    11/4/97        1,112           (10)
         1,841   JPY    215,000    11/6/97        1,791           (50)
           370   IEP        255   11/18/97          370            --
         1,049   CAD      1,450   11/19/97        1,052             3
            14   DEM         25   11/19/97           14            --
         4,072   JPY    475,250   11/19/97        3,966          (106)
         2,393   ESP    365,000   11/19/97        2,448            55
         2,321   SEK     17,625   11/20/97        2,328             7
         1,710   DEM      3,055   11/24/97        1,735            25
                                                          -----------
                                                             US$  (99)
                                                          ===========
Sales
DEM      4,440   US$      2,460   10/23/97    US$ 2,517      US$  (57)
DEM      4,085            2,317   10/23/97        2,316             1
AUD      1,170              871   10/27/97          849            22
AUD        715              532    11/3/97          519            13
DEM         25               13    11/5/97           14            (1)
IEP        750            1,082    11/6/97        1,088            (6)
SEK     12,740            1,601   11/13/97        1,682           (81)
IEP        255              380   11/18/97          370            10
GBP        605              969   11/19/97          974            (5)
JPY     63,000              535   11/19/97          526             9
SEK     21,390            2,680   11/20/97        2,825          (145)
CAD      1,070              775    12/2/97          777            (2)
DKK      2,695              396    12/2/97          402            (6)
FRF      3,130              518   12/10/97          530           (12)
IEP        260              387   12/18/97          377            10
AUD      3,555            2,555   12/19/97        2,583           (28)
ITL    810,000              468   12/23/97          469            (1)
CHF      3,270            2,274   12/31/97        2,273             1
                                                          -----------
                                                             US$ (278)
                                                          -----------
                                                    NET      US$ (377)
                                                          ===========
INTERNATIONAL FIXED INCOME
Purchases
US$      1,812   ITL  3,180,675   10/20/97    US$ 1,843      US$   31
        13,842   DEM     24,335   10/23/97       13,795           (47)
        14,279   DEM     25,195   10/23/97       14,282             3
         1,814   AUD      2,460   10/27/97        1,785           (29)
         2,609   CAD      3,585   10/31/97        2,599           (10)
         2,634   GBP      1,620    11/4/97        2,609           (25)
         1,277   IEP        880   11/18/97        1,277            --
         3,060   CAD      4,230   11/19/97        3,070            10
         9,109   JPY  1,063,000   11/19/97        8,871          (238)
         6,183   ESP    942,000   11/19/97        6,317           134
         4,365   SEK     33,150   11/20/97        4,379            14
         6,737   JPY    805,000   12/10/97        6,742             5
         4,770   FRF     28,240   12/23/97        4,786            16
           743   ITL  1,300,000   12/23/97          752             9
                                                          -----------

                                                             US$ (127)
                                                          -----------

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                   (000)
     ------------------------------------------------------------------
                                                              Net
          Currency       In                                Unrealized
             to       Exchange   Settlement               Appreciation
Portfolio  Deliver      For         Date       Value     (Depreciation)
---------  -------    --------   ----------    -----     --------------
Sales
DEM      5,240   US$      2,950   10/23/97    US$ 2,970       US$  (20)
DEM      7,680            4,355   10/23/97        4,354              1
AUD      2,460            1,831   10/27/97        1,785             46
JPY    305,000            2,607   10/31/97        2,538             69
NLG      4,910            2,387   10/31/97        2,472            (85)
AUD        840              625    11/3/97          610             15
IEP      1,760            2,540    11/6/97        2,554            (14)
SEK      5,130              645   11/13/97          677            (32)
IEP        880            1,311   11/18/97        1,277             34
GBP      1,965            3,146   11/19/97        3,163            (17)
JPY    119,000            1,009   11/19/97          993             16
SEK     55,455            6,949   11/20/97        7,325           (376)
IEP        575              857   12/18/97          834             23
AUD      6,785            4,877   12/19/97        4,931            (54)
ITL  2,585,000            1,493   12/23/97        1,496             (3)
CHF      6,110            4,249   12/31/97        4,248              1
                                                            ----------
                                                              US$ (396)
                                                            ----------
                                                    NET       US$ (523)
                                                            ==========

INTERMEDIATE DURATION
Purchases
US$      1,784   CAD      2,465   12/16/97    US$ 1,792       US$    8
                                                            ----------
Sales
DEM      1,420   US$        805    12/2/97    US$   807       US$   (2)
CAD      2,465            1,779   12/16/97        1,792            (13)
                                                            ----------
                                                              US$  (15)
                                                            ----------
                                                    NET       US$   (7)
                                                            ==========
BALANCED
Sales
DEM      2,325   US$      1,301    12/2/97    US$ 1,321       US$  (20)
                                                            ==========
MULTI-ASSET-CLASS
Purchases
US$         90   DKK        595   10/14/97    US$    89             (1)
           132   ITL    231,910   10/20/97          134              2
           421   DEM        740   10/23/97          419             (2)
            66   AUD         90   10/27/97           65             (1)
            91   CAD        125   10/31/97           91             --
           300   JPY     36,100   10/31/97          300             --
           170   GBP        105    11/4/97          169             (1)
            47   DEM         85    11/5/97           48              1
           141   SEK      1,070   11/13/97          142              1
           109   IEP         75   11/18/97          109             --
            33   CAD         45   11/19/97           33             --
           353   ESP     54,000   11/19/97          362              9
         2,345   JPY    281,000   11/20/97        2,345             --
            43   SEK        325   11/20/97           43             --
           377   FRF      2,230   12/23/97          378              1
                                                            ----------
                                                              US$    9
                                                            ----------
                                   (000)
     ------------------------------------------------------------------
                                                              Net
          Currency       In                                Unrealized
             to       Exchange   Settlement               Appreciation
Portfolio  Deliver      For         Date       Value     (Depreciation)
---------  -------    --------   ----------    -----     --------------
Sales
DEM        145   US$         83   10/17/97    US$    82       US$    1
DEM        110               62   10/23/97           63             (1)
AUD         90               67   10/27/97           65              2
FRF        555               90   10/31/97           94             (4)
JPY     37,000              316   10/31/97          308              8
AUD         55               41    11/3/97           40              1
DEM        160               86    11/5/97           91             (5)
IEP        115              166    11/6/97          167             (1)
SEK      2,600              327   11/13/97          343            (16)
IEP         60               89   11/18/97           87              2
GBP        110              176   11/19/97          177             (1)
JPY      6,000               51   11/19/97           50              1
JPY    281,000            2,500   11/20/97        2,345            155
SEK        325               41   11/20/97           43             (2)
DEM        220              123   11/28/97          125             (2)
DEM        325              185   12/18/97          185             --
AUD        270              194   12/19/97          196             (2)
DEM        260              148   12/23/97          148             --
ITL    108,000               62   12/23/97           62             --
CHF        295              205   12/31/97          205             --
                                                            ----------
                                                              US$  136
                                                            ----------
                                                    NET       US$  145
                                                            ==========
             AUD   --    Australian Dollar
             CAD   --    Canadian Dollar
             CHF   --    Swiss Franc
             DEM   --    German Mark
             DKK   --    Danish Krone
             ESP   --    Spanish Peseta
             FRF   --    French Franc
             GBP   --    British Pound
             IEP   --    Irish Punt
             ITL   --    Italian Lira
             JPY   --    Japanese Yen
             NLG   --    Netherlands Guilder
             SEK   --    Swedish Krona
             US$   --    U.S. Dollar

4. FUTURES CONTRACTS: At September 30, 1997, the following Portfolios had futures contracts open:

                                                         Unrealized
                              Aggregate                 Appreciation
                  Number of   Face Value   Expiration  (Depreciation)
    Portfolio     Contracts     (000)         Date         (000)
----------------- ---------  ------------  ----------  --------------
Purchases:
 VALUE
  S&P 500 Index       400     US$ 190,900    Dec-97        US$  3,948
 EMERGING MARKETS
  Hang Seng Index       7     HKD   5,269    Oct-97                18
 FIXED INCOME
  U.S. Treasury 2   1,080     US$ 223,611    Dec-97               854
   yr. Note
 DOMESTIC FIXED
   INCOME
  U.S. Treasury 2      43     US$   8,903    Dec-97                38
   yr. Note
  U.S. Treasury         5     US$     576    Dec-97                12
   Long Bond
 FIXED INCOME II
  U.S. Treasury 2      70     US$  14,493    Dec-97                62
   yr. Note

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                         Unrealized
                              Aggregate                 Appreciation
                  Number of   Face Value   Expiration  (Depreciation)
    Portfolio     Contracts     (000)         Date         (000)
----------------- ---------  ------------  ----------  --------------
 MORTGAGE-BACKED
   SECURITIES
  U.S. Treasury 2      20     US$   4,141    Dec-97        US$     11
   yr. Note
  U.S. Treasury         5     US$     576    Dec-97                 8
   Long Bond
 LIMITED DURATION
  U.S. Treasury 2      55     US$  11,388    Dec-97                49
   yr. Note
 SPECIAL PURPOSE
   FIXED INCOME
  U.S. Treasury 2     165     US$  34,163    Dec-97               146
   yr. Note
 MUNICIPAL
  U.S. Treasury 5      44     US$   4,726    Dec-97                27
   yr. Note
  U.S. Treasury        39     US$   4,295    Dec-97                63
   10 yr. Note
 PA MUNICIPAL
  U.S. Treasury 5      10     US$   1,074    Dec-97                10
   yr. Note
  U.S. Treasury        41     US$   4,515    Dec-97                54
   10 yr. Note
 GLOBAL FIXED
   INCOME
  Japanese 10 yr.       4    JPY  514,440    Dec-97                67
   Government
   Bond
 INTERNATIONAL
   FIXED INCOME
  German 10 yr.        56     DEM  14,413    Dec-97               118
   Government
   Bond
  Japanese 10 yr.      13    JPY 1,671,930   Dec-97               190
   Government
   Bond
 INTERMEDIATE
   DURATION
  U.S. Treasury 2      68     US$  14,079    Dec-97                54
   yr. Note
 BALANCED
  U.S. Treasury 2      30     US$   6,211    Dec-97                27
   yr. Note
MULTI-ASSET-CLASS
  U.S. Treasury 2      14     US$   2,900    Dec-97                12
   yr. Note
  U.S. Treasury 5       7     US$     752    Dec-97                 7
   yr. Note
  Nikkei 225           22    JPY  195,745    Dec-97               (73)
   Index
  MIB 30 Index          9    ITL 2,175,570   Dec-97               106
Sales:
 FIXED INCOME
  90 day              143     US$  33,544   Dec-97-                (2)
   Eurodollar
                                             Mar-01
  U.S. Treasury     1,990     US$ 219,149    Dec-97            (2,928)
   10 yr. Note
 DOMESTIC FIXED
   INCOME
  U.S. Treasury        36     US$   3,965    Dec-97               (52)
   10 yr. Note
 HIGH YIELD
  U.S. Treasury       170     US$  19,598    Dec-97              (554)
   Bond
 FIXED INCOME II
  U.S. Treasury       189     US$  20,814    Dec-97              (209)
   10 yr. Note

                                                         Unrealized
                              Aggregate                 Appreciation
                  Number of   Face Value   Expiration  (Depreciation)
    Portfolio     Contracts     (000)         Date         (000)
----------------- ---------  ------------  ----------  --------------
 MORTGAGE-BACKED
   SECURITIES
  U.S. Treasury 2      60     US$  12,423    Dec-97        US$    (27)
   yr. Note
  U.S. Treasury 5      11     US$   1,181    Dec-97                (8)
   yr. Note
  U.S. Treasury        27     US$   2,973    Dec-97               (27)
   10 yr. Note
  U.S. Treasury         7     US$     807    Dec-97               (14)
   Long Bond
 LIMITED DURATION
  U.S. Treasury        40     US$   4,405    Dec-97               (58)
   10 yr. Note
 SPECIAL PURPOSE
   FIXED INCOME
  U.S. Treasury       641     US$  70,590    Dec-97              (893)
   10 yr. Note
 MUNICIPAL
  U.S. Treasury        32     US$   3,689    Dec-97                17
   Long Bond
 PA MUNICIPAL
  U.S. Treasury 2       9     US$   1,863    Dec-97                (7)
   yr. Note
  U.S. Treasury        19     US$   2,190    Dec-97                10
   Long Bond
 INTERMEDIATE
   DURATION
  U.S. Treasury        38     US$   4,185    Dec-97               (55)
   10 yr. Note
 BALANCED
  U.S. Treasury       121     US$  13,325    Dec-97              (175)
   10 yr. Note
MULTI-ASSET-CLASS
  U.S. Treasury        13     US$   1,432    Dec-97               (19)
   10 yr. Note
  U.S. Treasury         8     US$     922    Dec-97               (26)
   Long Bond
             DEM  --    German Mark
             HKD  --    Hong Kong Dollar
             ITL  --    Italian Lira
             JPY  --    Japanese Yen
             US$  --    U.S. Dollar

5. SWAP AGREEMENTS: At September 30, 1997, the following Portfolios had open Interest Rate Swap Agreements:

                                                   Unrealized
  Notional                                        Appreciation
   Amount                                        (Depreciation)
   (000)                  Description                (000)
       --------------------------------------------------------
FIXED INCOME
    $150,000    Agreement with Bankers Trust
                Company terminating July 21,
                1999 to pay 1 month LIBOR
                monthly and to receive fixed
                rate at 6.12% semiannually.             $54
                                                   ========

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                   Unrealized
  Notional                                        Appreciation
   Amount                                        (Depreciation)
   (000)                  Description                (000)
       --------------------------------------------------------
DOMESTIC FIXED INCOME
      $5,000    Agreement with Bankers Trust
                Company terminating July 21,
                1999 to pay 1 month LIBOR
                monthly and to receive fixed
                rate at 6.12% semiannually.                $2
                                                       ======
FIXED INCOME II
     $11,000    Agreement with Bankers Trust
                Company terminating July 21,
                1999 to pay 1 month LIBOR
                monthly and to receive fixed
                rate at 6.12% semiannually.                $4
                                                       ======
MORTGAGE-BACKED SECURITIES
      $2,750    Agreement with Bankers Trust
                Company terminating July 21,
                1999 to pay 1 month LIBOR
                monthly and to receive fixed
                rate at 6.12% semiannually.                $1
      $7,000    Agreement with Salomon Brothers
                terminating July 1, 1998 to pay
                monthly if positive (receive if
                negative), the total rate of
                return on the Salomon Brothers
                Benchmark Yield Curve Average
                2-Year Index based on the
                previous month's return and
                receive 1 month LIBOR less 38
                basis points.                            (52)
                                                       ------
                                                      NET $(51)
                                                       ======
SPECIAL PURPOSE FIXED INCOME
     $25,000    Agreement with Bankers Trust
                Company terminating July 21,
                1999 to pay 1 month LIBOR
                monthly and to receive fixed
                rate at 6.12% semiannually.                $9
                                                       ======
MUNICIPAL
     $10,300    Agreement with Bankers Trust
                Company terminating January 9,
                2006 to pay fixed rate at 6.05%
                semiannually and to receive 3
                month LIBOR quarterly.                   $283
                                                       ======
PA MUNICIPAL
      $4,650    Agreement with Bankers Trust
                Company terminating January 9,
                2006 to pay fixed rate at 6.05%
                semiannually and to receive 3
                month LIBOR quarterly.                   $128
                                                       ------
                                                   Unrealized
  Notional                                        Appreciation
   Amount                                        (Depreciation)
   (000)                  Description                (000)
       --------------------------------------------------------
BALANCED
      $7,000    Agreement with Bankers Trust
                Company terminating July 21,
                1999 to pay 1 month LIBOR
                monthly and to receive fixed
                rate at 6.12% semiannually.                $2
                                                       ======
MULTI-ASSET-CLASS
      $1,500    Agreement with Bankers Trust
                Company terminating July 21,
                1999 to pay 1 month LIBOR
                monthly and to receive fixed
                rate at 6.12% semiannually.                $1
                                                       ======

LIBOR -- London Interbank Offer Rate

H. CAPITAL LOSS CARRY FORWARD. At September 30, 1997, the following Portfolios had available for Federal income tax purposes unused capital losses, all of which will expire on the indicated dates:

                                   Expiration
                                      Date
                                  September 30,
                                      (000)
                                  -------------
           Portfolio               2003    2004
--------------------------------  ------   ----
Mortgage-Backed Securities        $2,746   $ --
Limited Duration                   3,769    172
Municipal                             --     74
PA Municipal                          23     --

I. POST OCTOBER LOSSES. Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 1997, the following Portfolios may elect to defer capital losses occurring between November 1, 1996 and September 30, 1997 up to the following amounts:

              Portfolio                 (000)
-------------------------------------  -------
Global Fixed Income                        $42

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The International Equity, Global Fixed Income and International Fixed Income Portfolios may elect to defer net foreign currency losses occurring between November 1, 1996 and September 30, 1997 up to the amount of $414,000, $1,141,000 and $5,713,000, respectively.

J. IN-KIND TRANSACTIONS. For the year ended September 30, 1997, the following Portfolios realized gains (losses) from in-kind redemptions of approximately:

              Portfolio                 (000)
-------------------------------------  -------
Value                                  $57,390
Equity                                   6,870
Small Cap Value                             46
Mid Cap Growth                           7,054
Mortgage-Backed Securities                 230
Multi-Asset-Class                           83

K. SECURITIES LENDING. Certain Portfolios loan securities to certain brokers and receive security lending fees. Security lending fees are included as expense offsets in the Statement of Operations. Fees greater than custodian expenses are included in interest income. During the year ended September 30, 1997, the following Port-folios had security lending fees totaling:

                                          Fees
               Portfolio                  (000)
---------------------------------------   -----
Value                                     $166
Equity                                     222
International Equity                       175
Mid Cap Growth                             254
Fixed Income                               172
Domestic Fixed Income                        2
Fixed Income II                              7
Special Purpose Fixed Income                18
Balanced                                    37

Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. The value of loaned securities and related collateral outstanding at September 30, 1997, were as follows:

                             Value of     Value
                              Loaned        of
                             Securities  Collateral
        Portfolio             (000)       (000)
--------------------------   --------    --------
Value                        $291,013    $295,614
Equity                        102,802     104,927
International Equity           31,938      33,926
Mid Cap Growth                106,508     107,435
Fixed Income                  531,230     544,483
Domestic Fixed Income           2,913       2,970
Fixed Income II                   821         844
Special Purpose Fixed
  Income                       23,721      24,378
Balanced                       59,609      61,539

Custodian fees appearing in the Statement of Operations have been adjusted to include expense offsets for custodian balance credits and security lending fees totaling $720,000 and $517,000 respectively, for the year ended September 30, 1997.

L. OTHER. At September 30, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

--------------------------------------------------------------------------------

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At September 30, 1997, the High Yield Port-folio's net assets were substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect the issuer's ability to make payments of income and principal on these securities.

A portion of the securities of the Municipal and PA Municipal Portfolios are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 1997, approximately 52.1% and 52.0% of the net assets of the Municipal and PA Municipal Portfolios, respectively, are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolios' net assets:

                             MUNICIPAL    PA MUNICIPAL
                             ---------    ------------
AMBAC                         13.7%         18.7%
FGIC                          12.8          16.7
MBIA                          12.8          11.9

At September 30, 1997, certain employees of Miller Anderson & Sherrerd, LLP were record owners of approximately 20.0% of the PA Municipal Portfolio. In addition, the Fund had Portfolios with otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                   Percentage
                                  of Ownership
                     --------------------------------------
                     Institutional    Investment    Adviser
    Portfolio            Class          Class        Class
------------------   -------------    ----------    -------
Value                     14.3%           48.0%        95.5%
Equity                      --            88.8           --
Small Cap Value           10.8              --           --
International
  Equity                  22.5            90.0           --
Mid Cap Growth            22.9              --         98.7
Mid Cap Value             22.0            91.1           --
Emerging Markets          69.1              --           --
Fixed Income                --            92.5         95.5
Domestic Fixed
  Income                  21.7              --           --
High Yield                  --            72.5         98.9
Cash Reserves             45.1              --           --
Fixed Income II           10.5              --           --
Mortgage-Backed
  Securities              90.7              --           --
Limited Duration          25.9              --           --
Special Purpose
  Fixed Income              --            91.4           --
Municipal                 33.3              --           --
PA Municipal              47.8              --           --
Global Fixed
  Income                  52.1              --           --
International
  Fixed Income            60.3              --           --
Intermediate
  Duration                52.8              --           --
Balanced                  31.7            95.8         99.5
Multi-Asset-Class         30.5            92.7           --

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
MAS Funds

  In our opinion, the accompanying statements of net assets (excluding Standard & Poor's ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-two (22) Portfolios of the MAS Funds listed in the accompanying table of contents, (hereafter referred to as the "Fund") at September 30, 1997 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodians and the application of alternative auditing procedures where securities purchased were not yet received by the custodians, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
November 20, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Each Portfolio hereby designates the following amount as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

                                                                                               AMOUNT
                                                    PORTFOLIO                                  (000)
                                      ------------------------------------                    --------
                    Value                                                                     $ 92,144
                    Equity                                                                     220,827
                    Small Cap Value                                                             32,239
                    International Equity                                                        13,001
                    Mid Cap Growth                                                              42,412
                    Mid Cap Value                                                                   17
                    Emerging Markets                                                               257*
                    Fixed Income                                                                 2,484
                    Fixed Income II                                                                357
                    Special Purpose Fixed Income                                                 1,134
                    Global Fixed                                                                    71
                    International Fixed                                                            569
                    Balanced                                                                    29,821
                    Multi-Asset-Class                                                            7,644

For the year ended September 30, 1997, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were:

                                                    PORTFOLIO                                  AMOUNT
                                      ------------------------------------                    --------
                    Value                                                                         35.1%
                    Equity                                                                        44.9
                    Small Cap Value                                                                8.3
                    Mid Cap Growth                                                                 5.3
                    Mid Cap Value                                                                 10.0
                    High Yield                                                                     3.0
                    Balanced                                                                      19.6
                    Multi-Asset-Class                                                             13.4

Foreign taxes accrued during the fiscal year ended September 30, 1997 amounting to $1,816,000, $152,000* and $90,000 for the International Equity Portfolio, Emerging Markets Portfolio and the International Fixed Income Portfolio, respectively, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1997. In addition, for the year ended September 30, 1997, gross income derived from sources within foreign countries amounted to $15,937,000, $628,000* and $7,982,000 for the International Equity Portfolio, Emerging Markets Portfolio and the International Fixed Income Portfolio, respectively.

For the fiscal year ended September 30, 1997**, the percentage of exempt interest dividends paid by the Municipal Portfolio and the PA Municipal Portfolio was 91.7% and 92.7%, respectively.

For the year ended September 30, 1997**, the percentage of income earned from direct U.S. treasury obligations was as follows:

                                                                                               INCOME
                                                    PORTFOLIO                                  EARNED
                                      ------------------------------------                    --------
                    Fixed Income                                                                  33.2%
                    Domestic Fixed Income                                                         31.8
                    Fixed Income II                                                               29.9
                    Limited Duration                                                              43.1
                    Mortgage-Backed Securities                                                    11.6
                    Special Purpose Fixed Income                                                  24.7
                    Municipal                                                                     11.5
                    PA Municipal                                                                  10.4
                    Global Fixed Income                                                           27.2
                    International Fixed Income                                                    11.8
                    Intermediate Duration                                                         39.0
                    Balanced                                                                      22.7
                    Multi-Asset-Class                                                             18.2

 * Amount is based on October 31 tax year end.
** Amounts for the period ending December 31, 1997 will be provided with Form 1099-DIV to be mailed in January 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS: (UNAUDITED)

At two special shareholder meetings held on May 1 and May 12, 1997, the shareholders of Miller Anderson & Sherrerd, LLP (the "Fund") were held for the purpose of voting on the following proposals:

1. To approve an amendment to the investment advisory agreement between the Fund and Miller Anderson & Sherrerd, LLP.

                                                                                  VOTED      VOTED     ABSTAIN
                                       PORTFOLIO                                   FOR      AGAINST     VOTES
          -------------------------------------------------------------------- -----------  --------  ----------
          Value                                                                 81,180,469   226,027     525,982
          Equity                                                                27,722,514     2,303       1,428
          Small Cap Value                                                       17,726,537       909         822
          International Equity                                                  24,221,994         0       2,680
          Mid Cap Growth                                                        13,913,156     7,215       2,491
          Mid Cap Value                                                          4,158,735     4,271      22,651
          Emerging Markets                                                       2,141,399         0           0
          Fixed Income                                                         103,442,530    14,455   2,231,853
          Domestic Fixed Income                                                  5,746,614         0       1,760
          High Yield                                                            24,149,301   167,610     489,552
          Cash Reserves                                                         49,933,537   653,200          87
          Fixed Income II                                                       10,207,399         0       6,425
          Mortgage-Backed Securities                                             3,521,496         0           0
          Limited Duration                                                       5,965,091         0           0
          Special Purpose Fixed Income                                          21,722,881        61      24,665
          Municipal                                                              3,163,783         0      43,192
          PA Municipal                                                           1,567,944         0           0
          Global Fixed Income                                                    4,420,125         0           0
          International Fixed Income                                            10,534,872       229       1,013
          Intermediate Duration                                                  2,976,756         0           0
          Balanced                                                              12,108,669     2,268   1,018,999
          Multi-Asset-Class                                                      7,671,603         0     516,117

2. To elect the following Trustees to serve the Fund effective May 1, 1997 until such time as their successors have been duly appointed.

                                                                                           VOTED
                                                                                            FOR       WITHHELD
                                                                                        -----------  ----------
          Thomas L. Bennett                                                             532,682,575   2,503,229
          Thomas P. Gerrity                                                             532,791,783   2,274,021
          Joseph P. Healey                                                              532,778,972   2,286,832
          Joseph J. Kearns                                                              532,802,368   2,263,436
          Vincent R. McLean                                                             532,776,415   2,289,389
          C. Oscar Morong, Jr.                                                          532,791,627   2,274,177

3. To approve the proposal of the Board of Trustees' selection of Price Waterhouse LLP as the Fund's independent accountants.

                                                                                  VOTED      VOTED     ABSTAIN
                                                                                   FOR      AGAINST     VOTES
                                                                               -----------  --------  ----------
                                                                               530,883,223   655,873   3,528,115

4. To amend the investment objective and certain investment limitations of the Domestic Fixed Income Portfolio.

                                                                                  VOTED      VOTED     ABSTAIN
                                                                                   FOR      AGAINST     VOTES
                                                                               -----------  --------  ----------
                                                                                 5,120,238   484,851       1,760

5. To amend the investment objective and certain investment limitations of the Fixed Income Portfolio II.

                                                                                  VOTED      VOTED     ABSTAIN
                                                                                   FOR      AGAINST     VOTES
                                                                               -----------  --------  ----------
                                                                                 8,089,070  2,076,819      6,425

--------------------------------------------------------------------------------

MAS FUNDS TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

THOMAS L. BENNETT, CFA*                                     C. OSCAR MORONG, JR.
Chairman of the Board of Trustees; Managing Director,       Trustee; Managing Director, Morong Capital Management;
Morgan Stanley; Portfolio Manager and member of the         Director, Ministers and Missionaries Benefit Board of
Executive Committee, Miller Anderson & Sherrerd, LLP;       American Baptist Churches, The Indonesia Fund, The
Director, MAS Fund Distribution, Inc.; formerly             Landmark Funds; formerly Senior Vice President and
Director, Morgan Stanley Universal Fund, Inc.               Investment Manager for CREF, TIAA-CREF Investment
                                                            Management, Inc.

THOMAS P. GERRITY                                           JAMES D. SCHMID
Trustee; Dean and Reliance Professor of Management and      President, MAS Funds; Principal, Morgan Stanley; Head
Private Enterprise, Wharton School of Business,             of Mutual Funds, Miller Anderson & Sherrerd, LLP;
University of Pennsylvania; Director, Digital               Director, MAS Fund Distribution, Inc.; Chairman of the
Equipment Corporation; Director, Sun Company, Inc.;         Board of Directors, The Minerva Fund, Inc.
Director, Fannie Mae; Director, Reliance Group
Holdings; Director, Melville Corporation.

JOSEPH P. HEALY                                             LORRAINE TRUTEN, CFA
Trustee; Headmaster, Haverford School; formerly; Dean,      Vice President, MAS Funds; Principal, Morgan Stanley;
Hobart College; Associate Dean, William & Mary              Head of Mutual Fund Services, Miller Anderson &
College.                                                    Sherrerd, LLP; President, MAS Fund Distribution, Inc.

JOSEPH J. KEARNS                                            DOUGLAS W. KUGLER, CFA
Trustee; Vice President and Treasurer, The J. Paul          Treasurer, MAS Funds; Vice President, Morgan Stanley;
Getty Trust; Director, Electro Rent Corporation;            Head of Mutual Fund Administration, Miller Anderson &
Trustee, Southern California Edison Nuclear                 Sherrerd, LLP.
Decommissioning Trust; Director, The Ford Family
Foundation.

VINCENT R. MCLEAN                                           JOHN H. GRADY, JR.
Trustee; Director, Alexander and Alexander Services,        Secretary, MAS Funds; Partner, Morgan, Lewis &
Inc., Director, Legal and General America, Inc.,            Bockius, LLP.
Director, William Penn Life Insurance Company of New
York; formerly Executive Vice President, Chief
Financial Officer, Director and Member of the
Executive Committee of Sperry Corporation (now part of
Unisys Corporation).

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

[MAS FUNDS LOGO]

                                     MILLER
                                     ANDERSON
                                     & SHERRERD, LLP

                                     One Tower Bridge
                                     West Conshohocken, PA 19428-2899

                                     Investment Adviser:  (610) 940-5000
                                     MAS Funds:           (800) 354-8185

                                     Printed in U.S.A.

                                     This Report has been prepared for
                                     shareholders and may be distributed to
                                     others only if preceded or accompanied by a current prospectus.